united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Richard Malinowski

Gemini Fund Services, LLC., 80Arkay Drive Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 10/31

Date of reporting period:10/31/17

Item 1. Reports to Stockholders.

DUNHAM

World-Class Trust & Investment Firm

October 31, 2017

ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Floating Rate Bond Fund

Dunham Corporate/Government Bond Fund

Dunham Monthly Distribution Fund

Dunham Dynamic Macro Fund

Dunham High-Yield Bond Fund

Dunham Alternative Dividend Fund

Dunham International Opportunity Bond Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Emerging Markets Stock Fund

Dunham Small Cap Growth Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

This Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dear Fellow Shareholders,

Over the past fiscal year, the markets have had strong returns. While this can be attributed to a variety of factors, most of the momentum, on the surface, can be linked to optimism about the change in leadership in the United States with President Donald Trump entering the White House. Will the optimism start to fade as the passing of policy continually comes into question? Will a pro-business President be able to push through an agenda? Will the policy achieve what it is designed to do? These are just a few questions which answers will determine the path of the stock markets over the upcoming fiscal year.

During the past fiscal year, U.S. markets overall remained bullish. Even with doubts that policy can be passed into law, markets continued with a synchronized global market rally. A “risk-on” attitude has led investors to feel comfortable to chase higher returns outside of the U.S. stock market. This risk appetite combined with low volatility levels may lead to the idea that the run can continue. If central banks at some point change their course and do not remain as accommodative with low interest rates, there is a likelihood that historical volatility of international markets will return. The global upturn can also be attributed to China’s rising import demand over the past year.

As discussed earlier, the past year has seen a global rise across all markets. For the fiscal year, the S&P 500 returned 23.6 percent while the Dow Jones Industrial Average and the tech-heavy NASDAQ Composite returned 32.1 and 31.1 percent respectively. International developed markets, as measured by the MSCI EAFE Index, returned 23.4 percent during the same time period. Doing well in its own right, emerging markets, as measured by the MSCI Emerging Markets Index, returned 26.5 percent. Both domestic and international markets had very strong overall returns.

The U.S. economy continues to show signs of growth even if the pace has slowed down since the initial excitement of a pro-business President in the White House. Strong labor markets and wage growth are keeping recession chances low. Continuing low inflation seems to have prolonged the upward cycle. Without the inflation component reaching certain levels, the Federal Reserve has had to remain cautious and has avoided tightening monetary policy too fast. U.S. markets may still have room to run as tax-cut legislation still offers an opportunity for stronger corporate earnings.

The global economy, after two years of mediocre growth, appears to have momentum to continue the upward trend. The Eurozone is doing well due to a weak currency and rising confidence and demand. Latin American countries, Canada, and Australia have all rebounded due to rising demand for commodities. While China often leads the international gains, their returns have been slowed as the local authorities try to stem financial speculation.

The oil market has stayed relatively range-bound as the Organization of Petroleum Exporting Countries (OPEC) and Russia continue to try and work on limiting production. The last twelve months has seen the price of WTI Crude bounce around from $45 per barrel and topping out near $60 per barrel. Since hitting the low point in June, the price was climbing over the course of the last four months as production cuts seemed to be working. The wild card will be if U.S. shale oil production can replace any cutback as a higher per barrel price would make domestic production more profitable. It will be important to see if the rising price and production cuts can continue.

Domestic bonds had a poor year compared to the equity markets. After hitting the low of 2.04 percent at the beginning of September, the yield on the 10-year U.S. Treasury finished at 2.38 percent to end the 12-month period ended October 31, 2017. The Barclays US Aggregate Bond Index returned only 0.90 percent for the fiscal year. Global bonds also were a weak performer. The Barclays Global Aggregate Bond Index ex-US returned only 1.26 percent for the 12-month period ended October 31, 2017, which was only slightly higher compared to the broad US bond market.

Keeping with interest rates, the Federal Reserve continues to be cautious about raising the Federal Funds rate. With two hikes so far in 2017 and one more expected in December, the Fed continues to monitor targets for the dual mandate of low unemployment and a goal inflation rate. At this point, the low unemployment numbers look good, but low wage growth has led to a lower inflation number than would be expected. The pace of rate increases will be something to monitor in the upcoming fiscal year.

Meanwhile, escalating tensions in the Korean peninsula represent a potential catalyst for meaningful market risk, as the U.S. and China are the world’s 2 economies that are most central to global trade. The Fed’s unwinding of its balance sheet, and the European Central Bank’s likely tapering of asset purchases next year, could pose a liquidity challenge to markets. Overall, the global economy is in a synchronized expansion amid low inflation, with low risk of recession. Going forward, a shift toward global monetary policy normalization may boost market volatility.

We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

October 31, 2017

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Interest rates rose over the fiscal year, but the path was anything but direct. The yield on the 10-year Treasury began the fiscal year at 1.83 percent and hit its low for the fiscal year of 2.04 percent a few days in, trading within an 82 basis point range through the end of December. From that point, the yield began to undulate, hitting its fiscal year high of 2.63 percent in mid-March, at which point the yield began a somewhat steady decline through late June. Yields began to fluctuate again, before trending steadily upward to finish the fiscal year 55 basis points higher than they began, at 2.38 percent. The overall increase in rates aided the performance for bank loans, as measured by the S&P / LSTA Leveraged Loan Index. The path of bank loan returns generally followed the moves in U.S. Treasury yields, gaining more earlier in the fiscal year and less as the year neared its close. For the most recent fiscal year, bank loans returned 5.1 percent, after rising 6.5 percent during the previous fiscal year. Similar to U.S. Treasury yields, the London Interbank Offered Rate (“LIBOR”) increased during the fiscal year. Three-month LIBOR began the fiscal year at 0.88 percent and ended the fiscal year at 1.38 percent.

The rise in interest rates over the fiscal year coincided with an equity market increase over the same time period. At the beginning of the fiscal year, the average bank loan in the Fund had a price of $98.6. By the end of the fiscal year, the average price saw a slight increase to $98.7. At the beginning of the fiscal year, approximately 22 bank loans in the Fund had a price below $95, which represented approximately 7.2 percent of the bank loans in the Fund. By the end of the fiscal year, the Fund still held approximately 22 bank loans with a price below $95, but which represented approximately 6.9 percent of the bank loans in the Fund. The Sub-Adviser remains optimistic about the asset class’ potential as interest rates rise and investor sentiment towards the loan space allows the prices to continue to increase.

The yields on bank loans, as measured by the S&P / LSTA Leveraged Loan 100 Index, moved in similar fashion to broader Treasury yield movements during the fiscal year. Bank loans in general began the fiscal year with a yield-to-maturity of 5.1 percent, approximately 1.4 percent less than their traditional high-yield bond counterparts, as measured by the Bank of America Merrill Lynch High-Yield Bond Cash Pay Index. Bank loans underperformed traditional high-yield bonds during the fiscal year by 4.1 percent. As bank loans underperformed traditional high-yield bonds, the yield gap between bank loans and traditional high-yield bonds saw a contraction. At the end of the fiscal year, the yields on bank loans stood at 4.8 percent and traditional high-yield bonds ended at 6.0 percent. The Fund held approximately 5.7 percent of its assets in traditional high-yield bonds, which from an allocation perspective enhanced relative performance during the fiscal year.

The Sub-Adviser continued to focus on higher-rated first lien loans within the bank loan space, limiting its exposure to bank loans rated CCC and lower. The exposure to lower-rated loans, second lien loans, and traditional bonds has been limited to instances where the Sub-Adviser has determined that the additional reward is expected to significantly outweigh the additional risk. However, with the significant increase in lower-rated securities, some of the Fund’s bonds also benefited. For example, the Fund held the CCC+ rated traditional bonds issued by FTS International, Inc. (30283WAB0) (holding percentage*: 0.02 percent) for the entire fiscal year. The company is a provider of oil field services and high-pressure hydraulic fracturing, operating throughout the United States. The company’s bonds increased 77.3 percent on a total return basis over the fiscal year. An example of a CCC+ rated bond that had a challenging fiscal year was the that of Argos Merger Sub, Inc. (04021LAA8) (holding percentage*: 0.05 percent). Argos Merger Sub, Inc. is a debt issuing company that operates as a subsidiary of Argo Holdings, Inc., a private company made up of a consortium of private equity firms that acquired Petsmart, Inc. in 2015. Over the entire fiscal year, the bonds lost 19.9 percent in total return.

As the price of oil rose 16 percent over the fiscal year, from $46.86 a barrel at the beginning, to $54.38 a barrel at the end, many energy-related issuers saw increases in their bank loans. One such issuer that benefited the Fund over the fiscal year was Seadrill Partners (BL1232042) (holding percentage*: 0.31 percent). The company explores and produces oil and gas, offering crude oil, natural gas, and other oil products. The Seadrill bank loans saw a price increase of 35.9 percent over the fiscal year. A bank loan that detracted from Fund performance was from issuer Fieldwood Energy, LLC (BL1112129) (holding percentage*: 0.03 percent). The company explores, produces, and develops oil and natural gas, and acquires and develops oil and natural gas opportunity assets throughout the United States. Fieldwood’s bank loan lost 36.9 percent from its price from the beginning of the fiscal year through the end.

The Sub-Adviser remains constructive on markets but believes there are still a number of uncertainties to monitor going forward, including geopolitical tensions; energy-related volatility; and what could be signs of a flattening of the yield curve. As the supply of new money loan issuance declined in October while demand remained strong, the Sub-Adviser anticipates the supply/demand imbalance to continue in the near term, expecting the loan market to exhibit coupon-like returns for the foreseeable future. The Sub-Adviser believes that President Trump’s nomination of Jerome Powell to succeed Fed Chair Janet Yellen in February of 2018 provides some continuity to the Fed, as it is widely viewed that Mr. Powell will adopt the existing framework of gradually increasing interest rates and predictably reducing the Fed’s balance sheet. The Sub-Adviser expects the Fed to increase interest rates in December and possibly even in March of 2018. The Sub-Adviser believes the U.S. economy and its underpinnings, as well as issuers and their earnings, show continued broad-based improvement. Add to that improving global macro fundamentals and stabilized oil prices, the Sub-Adviser believes that this credit cycle should continue into 2018.

*	Holdings percentage(s) as of 10/31/2017

Growth of $100,000 Investment

Total Returns as of October 31, 2017

		Annualized	Annualized
	One	Three	Since Inception
	Year	Years	(11/1/13)
Class N	3.91%	3.04%	2.63%
Class C	3.20%	2.27%	1.86%
Class A with load of 4.50%	(1.05)%	1.17%	1.19%
Class A without load	3.64%	2.75%	2.36%
S&P/LSTA Leveraged Loan 100 Index	5.08%	3.35%	3.35%
Morningstar Bank Loan Category	4.45%	3.24%	3.04%

The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.20% for Class N, 1.95% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund
October 31, 2017

Security		Shares			Value
COMMON STOCKS - 0.3%
ELECTRIC - 0.1%
Vistra Energy Corp. ^		10,588			$205,831

LODGING - 0.0%
Caesars Entertainment Corp. * ^		5,010			64,879

OIL & GAS - 0.1%
Ocean Rig UDW, Inc. *		4,980			133,365

REAL ESTATE - 0.1%
Vici Properties, Inc. *		7,261			134,328
TOTAL COMMON STOCKS (Cost - $482,496)					538,403

EXCHANGE TRADED FUNDS - 2.0%
DEBT EXCHANGE TRADED FUNDS - 2.0%
PowerShares Senior Loan Portfolio		76,935			1,778,737
SPDR Bloomberg Barclays Short Term High Yield		65,000			1,814,800
TOTAL EXCHANGE TRADED FUNDS (Cost - $3,593,447)					3,593,537

	Variable	Principal	Interest	Maturity
	Rate	Amount	Rate	Date
BANK LOANS - 83.3%
CONSUMER DISCRETIONARY - 22.8%
Accuride Corp., Term Loan Retired +	LIBOR + 7.000%	$367,325	8.334%	11/16/2023	369,161
Advantage Sales & Marketing, Inc., Term Loan +	LIBOR + 6.500	247,000	7.877	7/24/2022	208,450
Advantage Solutions, Initial Term Loan +	LIBOR + 3.250	284,288	4.631	7/24/2021	269,984
Advantage Solutions, Term B-2 Loan +	LIBOR + 3.250	394,385	4.627	7/24/2021	374,541
Affinity Gaming, Initial Term Loan +	LIBOR + 3.500	368,359	4.834	6/30/2023	371,815
American Axle & Manufacturing, Inc., Tranche B Term Loan +	LIBOR + 2.250	281,437	3.624	4/6/2024	282,406
Aristocrat Leisure Ltd., New 2017 Term Loan +	LIBOR + 2.000	600,187	3.365	10/20/2021	604,784
Aristocrat Leisure Ltd., Term B-2 Loan +	LIBOR + 2.000	565,000	3.363	10/20/2024	568,672
Bass Pro Group LLC, Initial Term Loan +	LIBOR + 5.000	700,000	6.377	9/24/2024	681,188
Cablevision, March 2017 Refinancing Term Loan +	LIBOR + 2.250	1,783,181	3.604	7/16/2025	1,784,135
Caesars, Term B-1 Loan +	LIBOR + 3.500	147,671	4.897	10/16/2022	148,066
Caesars, Term B Loan +	LIBOR + 4.000	235,000	5.377	7/8/2024	238,048
Caesars Entertainment, Inc., Term B Loan +	LIBOR + 3.500	811,117	4.881	10/12/2020	812,711
Caesars Entertainment, Inc., Term B Loan +	LIBOR + 2.500	1,415,000	3.881	10/8/2024	1,417,766
Caesars Growth Partners, 2017 Term Loan +	LIBOR + 3.000	646,465	4.381	5/8/2021	647,477
Caesars Resort Collection, Term Loan +	LIBOR + 2.750	2,245,000	4.086	10/2/2024	2,261,838
CBS Radio, Inc., Term B Loan Retired +	LIBOR + 3.500	293,698	4.874	10/16/2023	296,195
Charter Communications Operating LLC, Term E-1 Loan +	LIBOR + 2.000	321,771	3.381	6/30/2020	323,602
Charter Communications Operating LLC, Term H-1 Loan +	LIBOR + 2.000	135,930	3.381	1/16/2022	136,703
Charter Communications Operating LLC, Term I-1 Loan +	LIBOR + 2.250	896,370	3.631	1/16/2024	903,890
Cirque Du Soleil, Term B Loan +	LIBOR + 3.750	631,838	5.084	7/8/2022	637,433
CityCenter Holdings LLC, Term B Loan +	LIBOR + 2.500	563,588	3.881	4/18/2024	566,865
Cooper-Standard Automotive, Additional Term B-1 Loan +	LIBOR + 2.250	188,074	3.584	11/2/2023	189,438
Dexko Global, U.S. Dollar Term B Loan +	LIBOR + 4.000	520,000	5.371	7/24/2024	525,093
Eldorado Resorts, Inc., Term Loan +	LIBOR + 2.250	826,471	3.647	4/16/2024	829,227
FCA US LLC, Tranche D Term Loan +	LIBOR + 6.750	1,510,000	8.084	1/30/2019	1,136,962
Federal-Mogul Holdings Corp., Tranche C Term Loan +	LIBOR + 3.750	774,024	5.119	4/16/2021	782,008
Formula One, Facility B3 +	LIBOR + 3.000	700,000	4.381	1/31/2024	706,416
Gates Global LLC, Initial B-1 Dollar Term Loan Retired +	LIBOR + 3.250	632,773	4.584	3/31/2024	638,034
Gateway Casinos & Entertainment, Initial Tranche B-1 Term Loan +	LIBOR + 3.750	164,588	5.084	2/22/2023	167,288
Greektown Holdings LLC, Initial Term Loan +	LIBOR + 3.000	169,575	4.381	4/24/2024	170,571
Hilton Worldwide Finance LLC, Series B-2 Term Loan +	LIBOR + 2.000	1,525,915	3.374	10/24/2023	1,537,947
KAR Auction Services, Inc., Tranche B-4 Term Loan +	LIBOR + 2.250	202,669	3.584	3/12/2021	204,822
KAR Auction Services, Inc., Tranche B-5 Term Loan +	LIBOR + 2.500	58,157	3.834	3/8/2023	58,679
Landry’s, Inc., Initial B Term Loan +	LIBOR + 3.250	478,790	4.628	10/4/2023	484,277
Laureate International Universities, Series 2024 Term Loan +	LIBOR + 4.500	1,042,288	5.881	4/26/2024	1,049,782
Leslie’s Poolmart, Tranche B-1 Term Loan +	LIBOR + 3.750	316,901	5.131	8/16/2023	316,901

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 83.3% (Continued)
CONSUMER DISCRETIONARY (Continued) - 22.8%
Libbey Glass, Inc., Initial Loan +	LIBOR + 3.000%	$507,616	4.357%	4/8/2021	$480,966
Lionsgate, Term B Loan +	LIBOR + 3.000	145,225	4.377	12/8/2023	146,496
Masergy Communications, Refinancing Term B Loan +	LIBOR + 2.500	852,759	3.910	9/16/2023	858,959
McGraw-Hill, Term B Loan +	LIBOR + 4.000	839,647	5.381	5/4/2022	839,735
Mediacom, Tranche K Term Loan +	LIBOR + 2.250	153,673	3.642	2/16/2024	154,394
Mediacom Broadband LLC, Tranche H Term Loan +	LIBOR + 2.500	295,114	3.880	1/29/2021	295,943
Mediacom Broadband LLC, Tranche M Term Loan +	LIBOR + 2.000	500,000	3.378	1/24/2025	502,710
MGM Growth Properties, Term B Loan +	LIBOR + 2.250	371,345	3.631	4/24/2023	373,865
Michaels Stores, Inc., 2016 New Replacement Term B-1 Loan +	LIBOR + 2.750	524,673	4.125	1/30/2023	525,756
Mission Broadcasting, Inc., Term B-2 Loan +	LIBOR + 2.500	19,805	3.885	1/16/2024	19,950
Mohegan Tribal Gaming Authority, Term B Loan +	LIBOR + 4.000	248,125	5.381	10/12/2023	251,362
Neiman Marcus Group LTD, Inc., Other Term Loan +	LIBOR + 3.250	265,179	4.647	10/24/2020	209,325
Nexstar Broadcasting, Inc., Term B-2 Loan +	LIBOR + 2.500	157,740	3.885	1/16/2024	158,896
Numericable US LLC, USD TLB-11 Term Loan +	LIBOR + 2.750	158,800	4.131	8/1/2025	159,041
PetSmart, Inc., Tranche B-2 Loan +	LIBOR + 3.000	733,715	4.380	3/12/2022	629,326
Playa Resorts Holdings, Initial Term Loan +	LIBOR + 3.000	503,938	4.380	4/28/2024	506,009
Scientific Games International, Initial Term B-4 Loan +	LIBOR + 3.250	795,000	4.594	8/14/2024	805,212
Serta Simmons Bedding LLC, Initial Term Loan +	LIBOR + 3.500	303,705	4.852	11/8/2023	300,004
ServiceMaster Co. LLC, Tranche C Term Loan +	LIBOR + 2.500	870,415	3.881	11/8/2023	875,855
SFR, USD TLB-11 Term Loan +	LIBOR + 2.750	648,375	4.131	8/1/2025	648,492
SharkNinja Operating LLC, Tranche B Term Loan +	LIBOR + 4.000	405,000	5.334	9/28/2024	406,855
Sinclair Broadcasting, Tranche B Term Loan +	LIBOR + 2.250	366,605	3.631	1/4/2024	368,071
SRAM Corp., New Term Loan +	LIBOR + 3.250	506,018	4.583	3/16/2024	508,075
St. George’s University Scholastic Services, Term Loan +	LIBOR + 4.250	213,436	5.631	7/6/2022	215,570
Staples, Closing Date Term Loan +	LIBOR + 4.000	369,000	5.319	9/12/2024	348,152
Station Casinos LLC, Term B Facility Loan +	LIBOR + 2.500	877,909	3.867	6/8/2023	882,088
Suddenlink, March 2017 Refinancing Term Loan +	LIBOR + 2.250	333,974	3.631	7/28/2025	334,182
TI Group Automotive Systems LLC, Initial US Term Loan +	LIBOR + 2.750	301,844	4.131	6/30/2022	303,872
Toys R Us, Inc., DIP Term Loan +	LIBOR + 6.750	450,000	8.127	1/18/2019	452,137
Tribune Media Co., Term B Loan +	LIBOR + 3.000	22,405	4.381	12/28/2020	22,503
Tribune Media Co., Term C Loan +	LIBOR + 3.000	279,252	4.381	1/26/2024	280,300
UFC Holdings LLC, Term Loan +	LIBOR + 3.250	601,933	4.624	8/18/2023	607,739
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan +	LIBOR + 2.750	3,347,980	4.131	3/16/2024	3,342,305
US Farathane LLC, Term B-4 Loan +	LIBOR + 3.500	407,258	4.834	12/24/2021	411,331
Vivid Seats, Initial Term Loan +	LIBOR + 4.000	239,400	5.381	6/30/2024	241,495
Ziggo BV, Term Loan E Facility +	LIBOR + 2.500	890,000	3.854	4/16/2025	893,035
					41,063,181
CONSUMER STAPLES - 4.8%
Albertsons Companies LLC, 2017-1 Term B-4 Loan +	LIBOR + 2.750	1,159,509	4.131	8/24/2021	1,126,631
Albertsons Companies LLC, 2017-1 Term B-5 Loan +	LIBOR + 3.000	250,479	4.333	12/20/2022	243,079
Amplify Snack Brands, Inc., Term Loan +	LIBOR + 5.500	157,728	6.891	9/2/2023	157,038
Aramark Corp., U.S. Term B Loan +	LIBOR + 2.000	330,489	3.381	3/28/2024	332,195
Chobani LLC, New Term Loan +	LIBOR + 3.500	332,925	4.897	10/10/2023	337,364
Diversey, Inc., Initial USD Term Loan +	LIBOR + 3.000	410,000	4.317	9/6/2024	412,399
Dole Food Co, Inc., Tranche B Term Loan +	LIBOR + 2.750	536,625	4.120	4/6/2024	539,834
Hostess Brands LLC, 2017 Refinancing Term B Loan +	LIBOR + 2.500	374,630	3.881	8/4/2022	377,112
JBS USA Lux, Initial Term Loan +	LIBOR + 2.500	1,384,825	3.854	10/30/2022	1,358,867
Milk Specialties Co., New Term Loan +	LIBOR + 4.000	339,570	5.334	8/16/2023	342,894
PDC Brands, Initial Term Loan +	LIBOR + 4.750	448,875	6.084	6/30/2024	454,136
Post, Series A Incremental Term Loan +	LIBOR + 2.250	224,438	3.631	5/24/2024	225,860
Prestige Brands, Inc., Term B-4 Loan +	LIBOR + 2.750	178,977	4.131	1/26/2024	180,361
Revlon, Initial Term B Loan +	LIBOR + 3.500	213,920	4.881	9/8/2023	185,664
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan +	LIBOR + 2.750	835,147	4.131	2/4/2023	841,014
Rite Aid Corp., Tranche 2 Term Loan +	LIBOR + 3.875	430,000	5.256	6/20/2021	431,972
TKC Holdings, Inc., Initial Term Loan +	LIBOR + 4.250	606,950	5.584	1/31/2023	614,409
US Foods, Inc., Initial Term Loan +	LIBOR + 2.750	463,138	4.131	6/28/2023	467,528
					8,628,357

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 83.3% (Continued)
ENERGY - 2.8%
Blackhawk Mining LLC, Initial Term Loan +	LIBOR + 9.500%	$248,504	10.881%	2/16/2022	$229,763
Chesapeake Energy Corp., Class A Loan +	LIBOR + 7.500	300,000	8.817	8/24/2021	322,875
Chief Exploration & Development, Term Loan +	LIBOR + 6.500	172,000	7.825	5/16/2021	168,847
Contura Energy, Inc., Term Loan +	LIBOR + 5.000	543,900	6.334	3/18/2024	540,503
Fieldwood Energy LLC, Reserve Based Term Loan +	LIBOR + 7.000	180,554	8.334	9/1/2020	164,530
Fieldwood Energy LLC, FLLO Facility +	LIBOR + 7.125	81,748	8.459	9/30/2020	58,722
Fieldwood Energy LLC, Closing Date Loan +	LIBOR + 7.125	134,102	8.459	9/30/2020	50,791
Gavilan Resources LLC, Initial Term Loan +	LIBOR + 6.000	490,000	7.357	2/29/2024	477,750
MEG Energy Corp., Initial Term Loan +	LIBOR + 3.500	591,222	4.834	1/1/2024	593,995
Ocean Rig UDW, Inc., Loan		36,488	8.000	9/20/2024	37,035
Paragon Offshore Finance Co, Term Loan +	LIBOR + 2.750	1,766	4.135	7/16/2021	—
Peabody Energy Corp., Term Loan +	LIBOR + 3.500	197,202	4.881	4/1/2022	199,075
Seadrill Operating LP, Initial Term Loan +	LIBOR + 3.000	807,021	4.334	2/20/2021	617,012
Thermon Industries, Inc., Term B Loan +	LIBOR + 3.750	180,000	5.128	10/30/2024	181,350
Traverse Midstream Partners LLC, Advance +	LIBOR + 4.000	580,000	5.333	9/28/2024	588,773
Ultra Petroleum Corp., Loan +	LIBOR + 3.000	260,000	4.334	4/12/2024	260,423
Weatherford International, Loan +	LIBOR + 2.300	515,000	3.681	7/12/2020	503,415
					4,994,859
FINANCIALS - 3.9%
AlixPartners, 2017 Refinancing Term Loan +	LIBOR + 2.750	1,155,700	4.084	4/4/2024	1,162,929
Asurion LLC, Amendment No. 14 Replacement B-4 Term Loan +	LIBOR + 2.750	650,069	4.131	8/4/2022	656,010
Asurion LLC, Replacement B-5 Term Loan +	LIBOR + 3.000	338,828	4.381	11/4/2023	342,191
Asurion LLC, Second Lien Replacement B-2 Term Loan +	LIBOR + 6.000	537,456	7.381	8/4/2025	556,184
Focus Financial Partners, Initial Term Loan +	LIBOR + 3.250	435,000	4.593	7/4/2024	440,438
Fortress Investment Group LLC, Initial Term Loan +	LIBOR + 2.750	390,000	4.113	7/14/2022	396,338
International Lease Finance Corp., New Loan +	LIBOR + 2.000	300,000	3.334	10/6/2023	302,625
iStar Financial, Inc., Loan +	LIBOR + 3.000	15,664	4.381	9/30/2021	15,879
Lightstone Generation LLC, Refinanced Term C Loan +	LIBOR + 4.500	7,884	5.881	1/30/2024	7,929
Lightstone Holdco LLC, Refinanced Term B Loan +	LIBOR + 4.500	126,529	5.881	1/30/2024	127,254
TransUnion LLC, 2017 Replacement Term B-3 Loan +	LIBOR + 2.000	1,155,973	3.381	4/10/2023	1,161,389
Vertafore, Inc., Term B-1 Loan +	LIBOR + 3.250	648,550	4.631	6/30/2023	653,738
Walter Investment Management Corp., Tranche B Term Loan +	LIBOR + 3.750	1,340,546	5.131	12/18/2020	1,269,611
					7,092,515
HEALTHCARE - 8.9%
21st Century Oncology, Inc., Tranche B Term Loan +	LIBOR + 6.125	146,612	7.459	4/30/2022	139,037
Acadia Healthcare Co, Inc., Tranche B-2 Term Loan +	LIBOR + 2.750	302,022	4.147	2/16/2023	304,147
Air Medical Resource Group, Inc., Incremental Term Loan B +	LIBOR + 4.250	95,000	5.581	9/26/2024	95,564
Akorn, Inc., Loan +	LIBOR + 4.250	258,135	5.631	4/16/2021	259,748
Amneal Pharmaceuticals LLC, Term Loan B +	LIBOR + 3.500	328,892	4.834	10/31/2019	331,513
Ardent Legacy Acquisitions, Inc., Term Loan +	LIBOR + 5.500	189,150	6.834	8/4/2021	190,096
Catalent, Inc., Dollar Term Loan +	LIBOR + 2.250	724,492	3.631	5/20/2024	732,019
Change Healthcare Holdings, Closing Date Term Loan +	LIBOR + 2.750	990,025	4.131	2/29/2024	996,831
CHG Healthcare Services, Inc., New Term Loan +	LIBOR + 3.250	144,137	4.631	6/8/2023	145,681
Community Health Systems, Inc., Incremental 2019 Term G Loan +	LIBOR + 2.750	621,173	4.068	1/1/2020	608,836
Community Health Systems, Inc., Incremental 2021 Term H Loan +	LIBOR + 3.000	826,596	4.318	1/28/2021	802,034
Concordia Healthcare Corp., Initial Dollar Term Loan +	LIBOR + 4.250	145,688	5.631	10/20/2021	121,973
DJO Finance LLC, Initial Term Loan +	LIBOR + 3.250	564,313	4.636	6/8/2020	565,784
Endo International PLC, Initial Term Loan +	LIBOR + 4.250	503,737	5.631	4/28/2024	511,231
Envision Healthcare Corp., Initial Term Loan +	LIBOR + 3.000	759,814	4.381	11/30/2023	764,206
eResearch Technology, Inc., Initial Term Loan +	LIBOR + 3.750	398,990	5.131	5/2/2023	403,145
Greatbatch Ltd., New Term B Loan +	LIBOR + 3.500	86,051	4.857	10/28/2022	86,535
Herbalife, Senior Lien Term Loan +	LIBOR + 5.500	178,063	6.881	2/16/2023	180,919
Immucor, Inc., Term B-3 Loan +	LIBOR + 5.000	39,900	6.381	6/16/2021	40,742
IMS Health, Inc., Term B-1 Dollar Loan +	LIBOR + 2.000	320,610	3.334	3/2/2024	323,359
IMS Health, Inc., Incremental Term B-2 Dollar Loan +	LIBOR + 2.000	75,000	3.325	1/16/2025	75,643
INC Research Holdings, Initial Term B Loan +	LIBOR + 2.250	280,547	3.631	7/31/2024	282,432
Kindred Healthcare, Inc., New Term Loan	LIBOR + 3.500	169,376	4.857	4/8/2021	170,277
MultiPlan, Inc., Initial Term Loan +	LIBOR + 3.000	120,927	4.334	6/8/2023	122,222

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 83.3% (Continued)
HEALTHCARE - 8.9% (Continued)
National Mentor Holdings, Inc., Tranche B Term Loan +	LIBOR + 3.000%	$262,713	4.374%	2/1/2021	$265,381
National Veterinary Associates, Term Loan +	LIBOR + 7.000	206,174	8.334	8/14/2022	208,064
NVA Holdings, Inc., Term B-2 Loan +	LIBOR + 3.500	146,015	4.834	8/14/2021	147,688
Ortho-Clinical Diagnostics, Inc., Initial Term Loan +	LIBOR + 3.750	652,557	5.084	6/30/2021	656,837
PAREXEL International, Initial Term Loan +	LIBOR + 3.000	625,000	4.381	9/28/2024	631,641
PharMerica, First Lien Term Loan +	LIBOR + 3.500	305,000	4.831	9/26/2024	307,478
PharMerica, Second Lien Term Loan +	LIBOR + 7.750	30,000	9.081	9/26/2025	30,338
Pharmaceutical Product Development, LLC, 2017 Term Loan +	LIBOR + 2.750	547,254	4.106	8/18/2022	550,931
Quorum Health Corp., Term Loan +	LIBOR + 6.750	214,055	8.100	4/28/2022	216,731
Sedgwick, Inc., Initial Loan +	LIBOR + 5.750	125,000	7.131	2/28/2022	126,719
Select Medical Group, Tranche B Term Loan +	LIBOR + 3.500	298,500	4.851	2/28/2021	302,854
Sterigenics-Nordion Holdings LLC, Incremental Term Loan +	LIBOR + 3.000	426,984	4.381	5/16/2022	427,919
Surgery Partners, Initial Term Loan +	LIBOR + 3.250	765,000	4.631	9/2/2024	760,314
Team Health, Inc., Initial Term Loan +	LIBOR + 2.750	571,323	4.131	2/6/2024	567,752
US Anesthesia Partners, Initial Term Loan +	LIBOR + 3.250	174,563	4.631	6/23/2024	175,217
US Renal Care, Inc., Initial Term Loan +	LIBOR + 4.250	626,172	5.584	12/30/2022	606,939
Valeant Pharmaceuticals International, Series F-4 Tranche B Term Loan +	LIBOR + 4.750	1,673,858	6.107	3/31/2022	1,712,783
					15,949,560
INDUSTRIALS - 12.7%
84 Lumber Co., Initial Term Loan Retired +	LIBOR + 5.750	461,188	7.124	10/24/2023	466,809
Accudyne Industries, Initial Term Loan +	LIBOR + 3.750	420,000	5.084	8/18/2024	423,937
ADS Waste Holdings, Inc., Additional Term Loan +	LIBOR + 2.750	979,882	4.142	11/10/2023	989,681
American Airlines, Inc., 2017 Replacement Term Loan +	LIBOR + 2.000	426,723	3.380	6/28/2020	428,628
American Airlines, Inc., 2017 Class B Term Loans +	LIBOR + 2.000	88,110	3.377	4/28/2023	88,375
American Airlines, Inc., Class B Term Loan Retired +	LIBOR + 2.500	499,550	3.854	12/14/2023	501,631
APEX Tool Group LLC, Term Loan +	LIBOR + 3.250	548,231	4.631	2/1/2020	544,560
Avantor Performance Materials, Inc., Cov-Lite Term Loan +	LIBOR + 4.000	665,000	5.329	9/20/2024	669,452
Beacon Roofing Supply, Inc., Term Loan B +	LIBOR + 2.250	740,000	3.603	10/12/2024	745,898
Brand Energy & Infrastructure Services, Initial Term Loan +	LIBOR + 4.250	708,725	5.619	6/20/2024	714,040
Brickman Group Holdings, Inc., Initial Term Loan +	LIBOR + 3.000	669,018	4.373	12/18/2020	674,313
Brickman Group Holdings, Inc., Initial Term Loan +	LIBOR + 6.500	116,553	7.863	12/16/2021	117,324
Casella Waste Systems, Inc., Term B-1 Loan +	LIBOR + 2.750	397,000	3.857	10/16/2023	400,722
CSC Service Works, Term B-1 Loan +	LIBOR + 3.750	832,745	5.121	11/14/2022	840,036
Element Materials Technology, Initial USD Term B Loan +	LIBOR + 3.500	255,000	4.834	6/28/2024	258,825
Filtration Group, Inc., Term Loan +	LIBOR + 3.000	512,298	4.381	11/24/2020	517,101
Fort Dearborn Co., Initial Term Loan +	LIBOR + 4.000	398,627	5.347	10/20/2023	400,620
Garda World Security Corp., Term B Loan +	LIBOR + 4.000	230,667	5.390	5/24/2024	233,089
Gardner Denver, Inc., Tranche B-1 Dollar Term Loan +	LIBOR + 2.750	1,385,033	4.130	7/30/2024	1,394,645
Harland Clarke Holdings Corp., Tranche B-5 Term Loan +	LIBOR + 6.000	143,357	7.334	12/31/2021	143,828
Harland Clarke Holdings Corp., Tranche B-6 Term Loan +	LIBOR + 5.500	267,387	6.834	2/9/2022	268,318
Hayward Acquisition Corp., Initial Term Loan +	LIBOR + 3.500	280,000	4.881	8/4/2024	282,975
HD Supply, Inc., Term B-3 Loan +	LIBOR + 2.250	345,945	3.584	8/12/2021	349,621
HD Supply, Inc., Term B-4 Loan +	LIBOR + 2.500	512,130	3.834	10/16/2023	518,373
Husky Injection Molding Systems Ltd., New Term Loan +	LIBOR + 3.250	696,724	4.631	6/30/2021	703,256
International Equipment Solutions LLC, Loan +	LIBOR + 5.500	190,000	6.831	8/16/2022	191,425
McJunkin Red Man Corp., 2017 Refinancing Term Loan +	LIBOR + 3.500	400,000	4.881	9/20/2024	405,750
Navistar, Inc., Tranche B Term Loan +	LIBOR + 4.000	293,748	5.385	8/7/2020	294,666
NN, Inc., 2017 Incremental Term Loan +	LIBOR + 3.750	186,200	5.131	4/2/2021	187,597
NN, Inc., Tranche B Term Loan +	LIBOR + 4.250	216,585	5.631	10/20/2022	217,668
PAE Holding Corp., Initial Term Loan +	LIBOR + 5.500	207,486	6.881	10/20/2022	209,042
Pro Mach Group, Inc., Dollar Term Loan +	LIBOR + 3.750	618,639	5.131	10/22/2021	624,825
Protection One, Inc., 2016-2 Refinancing Term B-1 Loan +	LIBOR + 2.750	470,021	4.131	5/2/2022	474,693
Quikrete Co, Inc., Initial Loan +	LIBOR + 2.750	811,865	4.131	11/16/2023	816,825
Red Ventures, Term Loan +	LIBOR + 4.000	540,000	5.363	11/8/2024	537,300
Rexnord Corp., Term B Loan Refinancing +	LIBOR + 2.750	366,357	4.104	8/20/2023	369,068
Science Applications International, Tranche B Incremental Loan +	LIBOR + 2.500	231,946	3.903	5/4/2022	234,265
Sedgwick CMS Holdings, Inc., Initial Term Loan +	LIBOR + 2.750	666,739	4.131	2/28/2021	671,046
Sedgwick CMS Holdings, Inc., New Loan +	LIBOR + 5.750	195,000	7.068	2/28/2022	198,291

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 83.3% (Continued)
INDUSTRIALS - 12.7% (Continued)
SiteOne Landscape Supply Holding LLC, Tranche C Term Loan +	LIBOR + 3.500%	$207,034	4.881%	4/28/2022	$208,457
TransDigm, Inc., Tranche D Term Loan +	LIBOR + 3.000	80,302	4.337	6/4/2021	80,905
TransDigm, Inc., Tranche E Term Loan +	LIBOR + 3.000	390,481	4.365	5/14/2022	392,753
TransDigm, Inc., Tranche F Term Loan +	LIBOR + 3.000	1,028,377	4.365	6/8/2023	1,034,028
TransDigm, Inc., Tranche G Term Loan +	LIBOR + 3.000	749,125	4.371	8/22/2024	753,867
Transplace, Inc., Closing Date Term Loan +	LIBOR + 4.250	200,000	5.647	10/8/2024	202,150
United Continental Holdings, Inc., Class B Term Loan +	LIBOR + 2.250	492,525	3.631	3/31/2024	495,665
Waste Industries USA, Inc., Initial Term Loan +	LIBOR + 3.000	765,000	4.381	9/28/2024	773,059
WEX, Inc., Term B-2 Loan +	LIBOR + 2.750	490,758	4.131	6/30/2023	496,936
Zodiac Pool Solutions, Tranche B-1 Term Loan +	LIBOR + 4.000	322,567	5.334	12/20/2023	326,600
					22,872,938
INFORMATION TECHNOLOGY - 8.1%
Alorica, Inc., New Term B Loan +	LIBOR + 3.750	49,821	5.131	6/30/2022	50,382
Applied Systems, Inc., Initial Term Loan +	LIBOR + 3.250	635,000	4.576	9/20/2024	644,039
Applied Systems, Inc., Initial Term Loan +	LIBOR + 7.000	105,000	8.326	9/20/2025	108,577
Avaya, Inc., Term Facility +	LIBOR + 7.500	200,000	8.870	1/24/2018	201,250
Avaya, Inc., Term B-7 Loan +	LIBOR + 5.250	183,899	6.628	5/28/2020	153,365
Blackboard, Inc., Term B-4 Loan +	LIBOR + 5.000	812,372	6.363	6/30/2021	780,641
BMC Software, Inc., Initial B-1 US Term Loan +	LIBOR + 4.000	715,839	5.381	9/10/2022	721,794
Cologix, Inc., Delayed Draw Term Loan +	LIBOR + 3.000	110,000	4.323	12/16/2021	110,550
Cologix, Inc., Initial Term Loan +	LIBOR + 3.000	218,900	4.317	3/20/2024	219,402
Dell International LLC, Refinancing Term B Loan +	LIBOR + 2.000	1,475,380	3.381	9/8/2023	1,480,810
First Data Corp., 2022D New Dollar Term Loan +	LIBOR + 2.250	1,381,406	3.621	7/8/2022	1,386,766
First Data Corp., 2024 New Dollar Term Loan +	LIBOR + 2.500	1,611,807	3.871	4/26/2024	1,620,583
Global Cash Access Holdings, Inc., Term B Loan +	LIBOR + 4.500	394,013	5.881	5/8/2024	397,421
Go Daddy Operating Co. LLC, Initial Term Loan +	LIBOR + 2.500	384,373	3.881	2/16/2024	386,897
Infor US, Inc., Tranche B-6 Term Loan +	LIBOR + 2.750	1,242,516	4.084	1/31/2022	1,245,883
Kronos, Inc., Incremental Term Loan +	LIBOR + 3.500	694,759	4.809	10/31/2023	700,494
Kronos, Inc., Initial Term Loan +	LIBOR + 8.250	120,000	9.635	10/31/2024	123,994
Lockheed Martin, B Term Loan +	LIBOR + 2.000	210,410	3.381	8/16/2023	212,142
Mitchell International, Inc., Initial Term Loan +	LIBOR + 3.500	363,804	4.881	10/12/2020	367,973
North American Bancard LLC, Initial Term Loan +	LIBOR + 3.500	583,538	4.834	6/30/2024	589,008
ON Semiconductor Corp., 2017 New Replacement Term Loan +	LIBOR + 2.250	155,376	3.631	4/1/2023	156,266
Presidio, Inc., Term B Loan +	LIBOR + 3.000	165,981	4.587	2/2/2022	167,523
Rackspace Hosting, Inc., 2017 Refinancing Term B Loan +	LIBOR + 3.250	520,775	4.392	11/4/2023	521,790
RCN Corp., Closing Date Term Loan +	LIBOR + 3.000	288,076	4.381	1/31/2024	285,576
Sorenson Communications LLC, Initial Term Loan +	LIBOR + 5.750	389,910	8.000	4/30/2020	392,590
Tempo Acquisition LLC, Initial Term Loan +	LIBOR + 3.000	558,600	4.381	4/30/2024	561,220
Veritas US, Inc., New Dollar Term B Loan +	LIBOR + 4.500	568,618	5.834	1/28/2023	574,253
Western Digital Corp., U.S. Term B-2 Loan +	LIBOR + 2.750	404,965	3.380	4/28/2023	407,243
					14,568,432
MATERIALS- 9.5%
Americna Builders Contractors Supply Co, Inc., Additional Term B-1 Loan +	LIBOR + 2.500	586,364	3.881	11/1/2023	590,794
Anchor Glass Container Corp., July 2017 Additional Term Loan +	LIBOR + 2.750	434,605	4.092	12/8/2023	437,967
Anchor Glass Container Corp., Term Loan +	LIBOR + 7.750	244,000	9.067	12/8/2024	247,355
Atotech, Initial Term B-1 Loan +	LIBOR + 3.000	149,625	4.334	2/1/2024	150,934
Berlin Packaging LLC, 2017 Replacement Term Loans +	LIBOR + 3.250	392,565	4.615	9/30/2021	396,002
Berry Plastics Group, Inc., Term K Loan +	LIBOR + 2.250	291,526	3.607	2/8/2020	293,348
Berry Plastics Group, Inc., Term L Loan +	LIBOR + 2.250	417,785	3.607	1/6/2021	420,298
Berry Plastics Group, Inc., Term M Loan +	LIBOR + 2.250	328,143	3.622	9/30/2022	330,058
Berry Plastics Group, Inc., Term N Loan +	LIBOR + 2.250	529,350	3.607	1/20/2024	531,708
BWAY Corp., Initial Term Loan +	LIBOR + 3.250	488,775	4.607	4/4/2024	492,563
CPG International, Inc., New Term Loan +	LIBOR + 3.750	538,022	5.084	5/4/2024	544,327
CPI Card Group, Term Loan +	LIBOR + 4.500	1,008,336	5.857	8/16/2022	736,085
Cypress Performance Group LLC, Initial Term Loan +	LIBOR + 3.250	290,000	4.630	11/8/2024	292,900
Cypress Performance Group LLC, Initial Term Loan +	LIBOR + 7.500	35,000	8.880	11/8/2025	35,656
H.B. Fuller Co., Commitment +	LIBOR + 2.250	750,000	3.615	10/20/2024	755,104

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 83.3% (Continued)
MATERIALS- 9.5% (Continued)
Huntsman International LLC, 2023 Term B Loan +	LIBOR + 3.000%	$221,017	4.381%	3/31/2023	$222,537
INEOS, New 2022 Dollar Term Loan +	LIBOR + 2.750	1,203,072	4.131	3/31/2022	1,205,797
INEOS, New 2024 Dollar Term Loan +	LIBOR + 2.750	104,213	4.131	3/31/2024	104,474
INEOS, New 2024 Dollar Term Loan +	LIBOR + 2.000	1,920,000	3.378	3/31/2024	1,924,608
Kloeckner Pentaplast Group, Dollar Term Loan +	LIBOR + 4.250	875,000	5.584	6/30/2022	883,566
KMG Chemicals, Inc., Initial Term Loan +	LIBOR + 4.250	115,182	5.631	6/16/2024	116,574
Kraton Corp., Dollar Replacement Term Loan +	LIBOR + 3.000	405,832	4.381	1/6/2022	412,301
New Arclin US Holdings, First Lien Term Loan +	LIBOR + 4.250	274,313	5.584	2/14/2024	276,971
Omnova Solutions, Inc., Term B-2 Loan +	LIBOR + 4.250	573,210	5.631	8/24/2023	580,375
Plastipak Holdings, Inc., Tranche B Term Loan +	LIBOR + 2.750	150,000	4.109	10/14/2024	151,331
Platform Specialty Products Corp., Tranche B-7 Term Loan +	LIBOR + 2.500	568,912	3.881	6/8/2020	574,305
PQ Corp., Second Amendment Tranche B-1 Term Loan +	LIBOR + 3.250	91,840	4.631	11/4/2022	93,093
Solenis International LP, Initial Dollar Term Loan +	LIBOR + 3.250	346,971	4.568	8/1/2021	349,139
Summit Materials, Restatement Effective Date Term Loan +	LIBOR + 2.750	384,158	4.131	7/18/2022	386,960
Tekni-Plex, Inc., Tranche B-1 Term Loan +	LIBOR + 3.250	500,000	4.607	10/16/2024	504,140
Transcendia Holdings, Inc., Initial Term Loan +	LIBOR + 4.000	528,675	5.381	5/30/2024	534,292
Tricorbraun, Inc., Delayed Draw Term Loan +	LIBOR + 3.750	31,818	5.067	11/30/2023	32,113
Tricorbraun, Inc., Closing Date Term Loan +	LIBOR + 3.750	315,795	5.084	11/30/2023	318,717
Tronox Ltd., Blocked Dollar Term Loan +	LIBOR + 3.000	114,883	4.329	9/24/2024	115,949
Tronox Ltd., Initial Dollar Term Loan +	LIBOR + 3.000	265,117	4.329	9/24/2024	267,576
Univar, Inc., Term B-2 Loan +	LIBOR + 2.750	840,863	4.131	6/30/2022	846,417
Vantage Specialty Chemicals, Inc., Closing Date Term Loan +	LIBOR + 4.000	80,000	5.378	10/28/2024	80,883
Venator Materials LLC, Initial Term Loan +	LIBOR + 3.000	515,000	4.381	8/8/2024	521,759
Zep, Inc., Initial Term Loan +	LIBOR + 4.000	280,000	5.381	8/12/2024	283,413
					17,042,389
REAL ESTATE - 1.4%
Capital Automotive LLC, Initial Tranche B-2 Term Loan +	LIBOR + 2.500	135,567	3.881	3/24/2024	136,109
Capital Automotive LLC, Initial Tranche B Term Loan +	LIBOR + 6.000	386,850	7.334	3/24/2025	398,455
Communications Sales & Leasing, Inc., Shortfall Term Loan +	LIBOR + 3.000	583,895	4.381	10/24/2022	561,724
DTZ Bank Loan, 2015-1 Additional Term Loan +	LIBOR + 3.250	586,500	4.587	11/4/2021	590,579
Extended Stay America, Inc., Repriced Term Loan +	LIBOR + 2.500	344,638	3.881	8/30/2023	347,294
Realogy Holdings Corp., Initial Term B Loan +	LIBOR + 2.250	450,989	3.627	7/20/2022	454,726
					2,488,887
TELECOMMUNICATION SERVICES - 5.7%
Altice Financing S.A., March 2017 Refinancing Term Loan +	LIBOR + 2.750	417,900	4.104	7/16/2025	418,640
Cable & Wireless Communications Ltd., Additional Term B-3 Loan +	LIBOR + 3.500	215,000	4.881	2/1/2025	216,226
Centurylink, Inc., Initial Term B Loan +	LIBOR + 2.750	635,000	4.135	2/1/2025	628,056
Digicel, Initial Term B Loan +	LIBOR + 3.750	215,000	5.068	5/28/2024	217,123
Frontier Communications Corp., Term B-1 Loan +	LIBOR + 3.750	603,988	5.130	6/16/2024	576,524
Global Tel Link Corp., Term Loan +	LIBOR + 4.000	351,708	5.334	5/24/2020	356,280
Level 3 Financing, Inc., Tranche B 2024 Term Loan +	LIBOR + 2.250	1,825,000	3.617	2/22/2024	1,834,289
Neustar, Inc., TLB1 +	LIBOR + 3.250	61,740	4.660	1/8/2020	62,666
Neustar, Inc., TLB2 +	LIBOR + 3.750	235,000	5.160	8/8/2024	237,791
SBA Communications Corp., Incremental Tranche B-2 Term Loan +	LIBOR + 2.250	157,378	3.631	6/10/2022	158,110
SBA Senior Finance II LLC, Incremental Tranche B-1 Term Loan +	LIBOR + 2.250	440,237	3.631	3/24/2021	442,683
Securus Technologies, Incremental 2015 Term Loan +	LIBOR + 4.250	83,938	5.630	4/17/2020	84,042
Securus Technologies, Initial Term Loan +	LIBOR + 3.500	139,926	4.880	4/17/2020	140,101
Securus Technologies, Initial Term Loan +	LIBOR + 4.500	550,000	5.885	10/31/2024	557,563
Securus Technologies, Initial Loan +	LIBOR + 8.250	160,000	9.573	6/20/2025	161,800
SFR Group SA, USD TLB-[12] Term Loan +	LIBOR + 3.000	700,000	4.381	2/1/2026	701,631
Sprint Communications, Inc., Initial Term Loan +	LIBOR + 2.500	457,700	3.881	2/2/2024	459,940
UPC Financing Partnership, Facility AR +	LIBOR + 2.500	1,800,000	4.055	1/16/2026	1,807,875
Virgin Media PLC, I Facility +	LIBOR + 2.750	660,000	4.283	2/1/2025	663,383
West Corp., Term B Loan +	LIBOR + 4.000	450,790	5.381	10/10/2024	452,305
					10,177,028

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 83.3% (Continued)
UTILITIES - 2.7%
Atlantic Power Corp., Term Loan +	LIBOR + 3.500%	$357,734	5.584%	4/12/2023	$361,982
Calpine Construction Finance Co. LP, Term Loan +	LIBOR + 2.750	261,688	4.084	6/1/2023	263,235
Calpine Corp., Term B-1 Loan +	LIBOR + 2.250	660,870	3.631	5/4/2020	662,109
Dayton Power & Light Co., Loan +	LIBOR + 3.250	93,295	4.631	8/24/2022	94,637
Dynergy, Inc., Tranche C-1 Term Loan +	LIBOR + 3.250	608,981	4.631	2/8/2024	613,521
Energy Future Holdings Corp., Term Loan +	LIBOR + 3.000	1,000,000	4.381	6/30/2018	1,007,500
NRG Energy, Inc., Term Loan +	LIBOR + 2.250	955,240	3.584	6/30/2023	959,529
Talen Energy Supply LLC, Term B-1 Loan +	LIBOR + 4.000	198,503	5.381	7/16/2023	198,378
Talen Energy Supply LLC, Initial Term Loan +	LIBOR + 4.000	332,990	5.381	4/16/2024	332,782
Tex Operations Co. LLC, Initial Term C Loan +	LIBOR + 2.750	53,571	4.142	8/4/2023	53,806
Tex Operations Co. LLC, Initial Term Loan +	LIBOR + 2.750	230,908	4.133	8/4/2023	231,951
Vistra Operations Co., 2016 Incremental Term Loan +	LIBOR + 2.750	119,100	4.116	12/14/2023	120,109
					4,899,539

TOTAL BANK LOANS (Cost - $149,602,684)					149,777,685

BONDS & NOTES - 4.9%
AIRLINES - 0.0%
American Airlines Group, Inc. - 144A		45,000	4.625	3/1/2020	46,631

BUILDING MATERIALS - 0.1%
Standard Industries, Inc. - 144A		95,000	5.500	2/15/2023	100,463

CHEMICALS - 0.2%
Hexion, Inc.		105,000	6.625	4/15/2020	93,975
INEOS - 144A ^		200,000	5.625	8/1/2024	208,500
NOVA Chemicals Corp. - 144A		75,000	4.875	6/1/2024	76,594
NOVA Chemicals Corp. - 144A		55,000	5.000	5/1/2025	56,100
					435,169
COAL - 0.3%
Alliance Resource Operating Partners LP - 144A		257,000	7.500	5/1/2025	272,420
Peabody Energy Corp. - 144A		15,000	6.000	3/31/2022	15,506
Peabody Energy Corp. - 144A		260,000	6.375	3/31/2025	269,100
					557,026
COMPUTERS - 0.3%
Diamond 1 & 2 Finance Corp. - 144A ^		570,000	5.450	6/15/2023	625,314

DIVERSIFIED FINANANCIAL SERVICES - 0.2%
International Lease Finance Corp.		120,000	3.875	4/15/2018	121,116
Springleaf Financial ^		250,000	6.125	5/15/2022	264,375
					385,491
ELECTRIC - 0.0%
Talen Energy Supply LLC - 144A		18,000	4.625	7/15/2019	18,270
Texas Competitive Electric Holdings Co. LLC		635,000	11.500	10/1/2020	445
					18,715
ENTERTAINMENT - 0.1%
Scientific Games International, Inc. - 144A		145,000	7.000	1/1/2022	153,700

FOOD - 0.1%
Dole Food Co., Inc. - 144A		175,000	7.250	6/15/2025	189,875

HEALTHCARE-SERVICES - 0.5%
CHS/Community Health Systems, Inc.		190,000	6.250	3/31/2023	183,588
Eagle Holding Co II LLC - 144A		90,000	7.625	5/15/2022	93,037
Surgery Center Holdings, Inc. - 144A		130,000	8.875	4/15/2021	133,250
Tenet Healthcare Corp. - 144A		405,000	4.625	7/15/2024	399,938
					809,813

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BONDS & NOTES - 4.9% (Continued)
HOME BUILDERS - 0.1%
TRI Pointe Group, Inc.		$70,000	4.375%	6/15/2019	$72,188
TRI Pointe Group, Inc.		130,000	4.875	7/1/2021	136,500
					208,688
MEDIA - 0.7%
CCO Holdings LLC - 144A		180,000	4.000	3/1/2023	183,038
Cequel Communications Holding LLC - 144A		34,000	6.375	9/15/2020	34,769
Charter Communications Operating LLC		225,000	4.464	7/23/2022	237,862
iHeartCommunications, Inc.		95,000	9.000	12/15/2019	70,538
Numericable US LLC - 144A		410,000	6.000	5/15/2022	427,937
Sirius XM Radio, Inc. - 144A		105,000	3.875	8/1/2022	107,494
Univision Communications, Inc. - 144A		200,000	5.125	5/15/2023	203,000
					1,264,638
OIL & GAS - 0.5%
Alta Mesa Holdings LP - 144A		135,000	7.875	12/15/2024	147,825
Carrizo Oil & Gas, Inc. ^		140,000	6.250	4/15/2023	143,150
Chesapeake Energy Corp.		170,000	6.625	8/15/2020	175,525
Denbury Resources, Inc.		140,000	5.500	5/1/2022	88,550
EP Energy LLC / Everest Acquisition Finance, Inc. - 144A ^		160,000	8.000	11/29/2024	164,000
MEG Energy Corp. - 144A ^		115,000	6.500	1/15/2025	114,856
					833,906
OIL & GAS SERVICES - 0.1%
FTS International, Inc. - 144A +	LIBOR + 7.500	120,000	8.820	6/15/2020	122,550
FTS International, Inc.		50,000	6.250	5/1/2022	48,750
					171,300
PACKAGING & CONTAINERS - 0.5%
Ardagh Packaging Finance PLC - 144A		235,000	6.000	2/15/2025	249,981
BWAY Holding Co. - 144A		265,000	5.500	4/15/2024	276,925
Reynolds Group Holdings Ltd.		50,000	5.750	10/15/2020	50,938
Reynolds Group Holdings Ltd. - 144A +	LIBOR + 3.500	230,000	4.859	7/15/2021	235,175
					813,019
PHARMACEUTICALS - 0.0%
Valeant Pharmaceuticals International, Inc. - 144A		70,000	5.375	3/15/2020	69,125

PIPELINES - 0.1%
Energy Transfer Equity LP		190,000	4.250	3/15/2023	193,802

PRIVATE EQUITY - 0.0%
Icahn Enterprises LP		60,000	6.250	2/1/2022	62,850

REITS - 0.2%
IStar Financial, Inc.		120,000	5.000	7/1/2019	121,275
IStar Financial, Inc.		60,000	6.000	4/1/2022	62,550
IStar Financial, Inc.		130,000	5.250	9/15/2022	133,575
					317,400
RETAIL - 0.2%
Argos Merger Sub, Inc. - 144A ^		140,000	7.125	3/15/2023	107,100
Cumberland Farms, Inc. - 144A		125,000	6.750	5/1/2025	133,125
Ferrellgas Partners LP ^		200,000	6.750	6/15/2023	187,000
PetSmart, Inc. - 144A		20,000	5.875	6/1/2025	17,550
					444,775
SEMICONDUCTORS - 0.3%
Broadcom Corp.- 144A		500,000	2.200	1/15/2021	497,305

SOFTWARE - 0.2%
First Data Corp. - 144A		190,000	5.375	8/15/2023	198,313
First Data Corp. - 144A		90,000	5.000	1/15/2024	93,825
First Data Corp. - 144A		25,000	5.750	1/15/2024	26,250
					318,388

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2017

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BONDS & NOTES - 4.9% (Continued)
TELECOMMUNICATIONS - 0.2%
Frontier Communications Corp.	$105,000	6.250%		9/15/2021	$86,362
T-Mobile USA, Inc.	205,000	6.000		4/15/2024	219,862
					306,224

TOTAL BONDS & NOTES (Cost - $8,783,858)					8,823,617

ASSET BACKED SECURITIES - 1.6%
Drive Auto Receivables Trust	450,000	2.800		7/15/2022	451,582
JP Morgan Mortgage Trust - 144A	836,930	2.601		12/25/2046	840,304
Residential Mortgage Trust	89,303	6.110		6/25/2037	89,744
Santander Drive Auto Receivables Trust	355,000	2.760		12/15/2022	358,120
SoFi Professional Loan Program LLC - 144A	535,000	2.720		11/26/2040	533,987
Vericrest Opportunity Loan Trust - 144A	395,652	3.500		3/25/2047	399,566
Vericrest Opportunity Loan Trust - 144A	282,984	3.125		9/25/2047	283,072
TOTAL ASSET BACKED SECURITIES (Cost - $2,950,942)					2,956,375

Security	Shares				Value
RIGHTS - 0.0%
TRA Rights	10,588				$11,201
TOTAL RIGHTS (Cost - $17,470)

		Interest
		Rate
SHORT-TERM INVESTMENT - 17.8%
MONEY MARKET FUND - 17.8%
Fidelity Investments Money Market Fund - Class I	31,968,937	0.92%	+		31,968,937
TOTAL SHORT-TERM INVESTMENT - (Cost - $31,968,937)

COLLATERAL FOR SECURITIES LOANED - 1.2%
Mount Vernon Prime Portfolio (Cost - $2,147,100)	2,147,100	1.32%	+		2,147,100

TOTAL INVESTMENTS - 111.1% (Cost - $199,546,934)					199,816,855
LIABILITIES IN EXCESS OF OTHER ASSETS - (11.1)%					(19,887,827)
NET ASSETS - 100.0%					$179,929,028

REITs - Real Estate Investment Trusts.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2017 the total market value of 144A securites is $8,125,770 or 4.52% of net assets.

*	Non-Income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $2,113,114 at October 31, 2017.

+	Variable rate security. Interest rate is as of October 31, 2017.

Portfolio Composition* - (Unaudited)
Bank Loans	75.0%	Healthcare-Services	0.4%
Short-Term Investment	16.1%	Packaging & Containers	0.4%
Exchange Traded Fund	1.8%	Coal	0.3%
Asset Backed Securities	1.5%	Chemicals	0.2%
Other **	1.3%	Diversified Financial Services	0.2%
Collateral for Securities Loaned	1.1%	REITs	0.2%
Media	0.6%	Retail	0.2%
Oil & Gas	0.5%	Semiconductors	0.2%
		Total	100.0%

*	Based on total value of investments as of October 31, 2017.

**	Groupings less than 0.20% of holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Investment-grade bonds, as measured by the Barclays Aggregate Bond Index, gained 0.9 percent in the fiscal year ended October 31, 2017, after increasing 4.4 percent over the previous fiscal year. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, fell 0.8 percent, while long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, declined 2.2 percent over the same time period. Corporate bonds, as measured by the BofA ML U.S. Corporate Bond Master Index, outperformed intermediate-term Treasury bonds, rising 3.5 percent over the fiscal quarter. High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, had another strong fiscal year, adding 10.1 percent, outperforming all of the aforementioned indexes.

The Sub-Adviser continued to balance risk versus reward by choosing to emphasize lower duration bonds and overweighting lower credit quality securities, which benefitted the Fund for the second consecutive year. By the end of the fiscal year, the average effective duration of the Fund was 5.40 years, while the benchmark index had an average duration of 5.96 years. While the lower duration exposure did not adversely affect performance during the most recent fiscal year, the overweight to lower credit quality securities versus the benchmark contributed to the Fund’s performance. Treasury yields fluctuated within an 85 basis point range over the fiscal year. The 10-year Treasury yield went from its lowest point of 1.78 percent early in the fiscal year to its highest point of 2.63 late in the fiscal year, before settling at 2.38 percent on October 31, 2017. The overweights to corporate high-yield securities and corporate investment-grade securities were the largest contributors to performance over the fiscal year. The Sub-Adviser’s overweight to the corporate high-yield sector was slightly less at the end of the fiscal year, investing roughly 12 percent of the Fund in such securities. The index held less than 1 percent in high-yield securities. The overweight to corporate investment-grade securities was slightly higher than the overweight at the beginning of the fiscal year, equaling roughly 31 percent of the Fund’s assets, and approximately 5 percent greater than the index’s allocation to that sector.

Contributors for the fiscal quarter included Valeant Pharmaceuticals International, Inc. 5.5% due 03/01/2023 (91911KAE2) (holding percentage*: 0.06 percent). These bonds performed well in the most recent fiscal year due to a combination of factors including meeting first quarter earnings expectations and modestly raising full-year 2017 guidance, positive developments around its Xifaxin franchise extending a stay on generic litigation, and the FDA requirement of bioequivalence studying for the approval of a generic, and continued asset sales and debt pay down toward its goal of reducing $5 billion of debt by January 2018. There have also been rumors of the potential of either a debt-for-equity swap or the issuance of a convertible debt investment to de-lever the balance sheet. Another contributor over the fiscal year was the Corrections Corporation of America (CXW) 5.00% due 10/15/2022 (2202YAQ3) (holding percentage*: 0.16 percent). The company provides detention and corrections services to government agencies in the United States and United Kingdom. CXW may have been the largest beneficiary from Trump’s surprise presidential victory. The bonds had been beaten down on fears that a Clinton victory would bring further cuts to privately owned prisons. Industry trade groups supported Trump during the campaign and have benefited from Trump’s anti-illegal-immigration policies and tough-on-crime stance. In addition to the presidential elections, CXW was boosted by the conclusion of an Immigration and Customs Enforcement review of private prison usage. That review found no need/ability to reduce exposure to private prisons. The bonds rose 19.4 percent over the fiscal year.

Detractors for the fiscal year included Tops Holdings LLC 8% 06/15/2022 (89078YAA3) (holding percentage*: 0.09 percent). The Sub-Adviser believes that Tops Markets bonds declined on continued margin compression driven by an unprecedented deflationary period for food prices and a highly promotional competitive environment in food retailing. Compounding the industry-wide headwinds, Tops faced liquidity concerns as the 2018 holding company maturity approached. The holding company bonds were exchanged into amortizing unsecured operating company bonds with a 2021 maturity date, which addressed the near term refinancing risk, but still left the company with liquidity challenges as they will need to fund the required amortization payments and the stub 2018 maturity of roughly $10 million of unexchanged holding company bonds. This position declined 25.3 percent over the fiscal year, but the Sub-Adviser believes that a return of food inflation in recent months may help Tops return to prior profitability levels and positive same-store sales. Frontier Communications Corp., 10.5% 09/15/2022 (35906AAW8) (holding percentage*: 0.12 percent), a telecommunications company in the United States, detracted from performance over the most recent fiscal year. Frontier Communications Corp. has been struggling to integrate Verizon’s wireline properties in California, Texas, and Florida which it recently acquired. This has had a negative impact on subscriber trends and pushed out management’s expected deleveraging schedule. Guidance was lowered for the full year and the market is skeptical in management’s ability to turn around operating performance.

The Sub-Adviser remains constructive on markets but believes there are still a number of uncertainties to monitor going forward, including the unfolding of Trump’s economic policies, the strength of the U.S. dollar, and commodities prices. The Sub-Adviser expects U.S. growth in the 2 percent to 2.5 percent range for the year and believes the Fed will remain data dependent, but will raise rates one more time this year. The Sub-Adviser believes that housing and consumer fundamentals are still in good shape and feels good about mortgage credit and the Fund’s exposure to Asset Backed Securities. The Sub-Adviser believes global growth will be driven by emerging markets, and expects an improvement in global growth this year after hitting a bottom last year. The Sub-Adviser continues to believe it is important to stay diversified and granular, keeping small positions and maintaining liquidity. The Sub-Adviser has slightly reduced its double-B exposure, opting for a slight increase in single-Bs, and is considering further opportunities in emerging markets debt. The Sub-Adviser believes that the prospect of continued volatility in the bond market will present opportunities and feels they are positioned well to take advantage of those opportunities as they arise.

* Holdings percentage(s) as of 10/31/2017.

Growth of $100,000 Investment

Total Returns as of October 31, 2017

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	1.72%	2.04%	2.01%	4.25%	4.04%
Class C	0.98%	1.26%	1.24%	3.47%	3.27%
Class A with load of 4.50%	(3.06)%	0.21%	0.82%	3.50%	3.46%*
Class A without load	1.47%	1.77%	1.74%	3.98%	3.90%*
Barclays Aggregate Bond Index	0.90%	2.40%	2.04%	4.19%	4.14%
Morningstar Intermediate-Term Bond Category	1.52%	2.27%	2.08%	3.89%	3.76%

*	Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.14% for Class N, 1.89% for Class C and 1.39% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund
October 31, 2017

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 59.7%
AEROSPACE / DEFENSE - 0.2%
TransDigm, Inc.		$95,000	6.000		7/15/2022	$98,800
TransDigm, Inc.		45,000	6.500		5/15/2025	46,519
						145,319
AGRICULTURE - 0.3%
BAT Capital Corp. - 144A		195,000	3.222		8/15/2024	196,581

AIRLINES ABS - 0.1%
America West Airlines 2001-1 Pass Through Trust		63,619	7.100		4/2/2021	68,922

AUTO MANUFACTURERS - 1.1%
Daimler Finance LLC - 144A		165,000	2.200		10/30/2021	163,022
Ford Motor Credit Co. LLC.		270,000	5.750		2/1/2021	297,394
General Motors Financial Co., Inc.		105,000	3.500		7/10/2019	107,349
General Motors Financial Co., Inc.		60,000	4.200		3/1/2021	63,050
Hyundai Capital America - 144A		135,000	2.450		6/15/2021	132,788
						763,603
AUTO PARTS & EQUIPMENT - 0.8%
Cooper Standard Auto - 144A		135,000	5.625		11/15/2026	140,400
Delphi Automotive PLC		105,000	3.150		11/19/2020	107,557
Delphi Automotive PLC		30,000	4.150		3/15/2024	31,872
Lear Corp.		195,000	3.800		9/15/2027	196,048
TI Group Automotive Systems LLC - 144A		75,000	8.780		7/15/2023	81,375
						557,252
AUTOMOBILE ABS - 5.7%
American Credit Acceptance Receivables Trust 2017-2 - 144A		135,000	2.860		6/12/2023	134,726
AmeriCredit Automobile Receivables Trust 2013-5		220,000	2.860		12/9/2019	221,476
Avis Budget Rental Car Funding AESOP LLC - 144A		115,000	2.970		2/20/2020	115,937
Avis Budget Rental Car Funding AESOP LLC - 144A		245,000	2.630		12/20/2021	245,704
California Republic Auto Receivables Trust 2014-3		201,248	1.790		3/16/2020	201,360
Capital Auto Receivables Asset Trust 2017-1 - 144A		160,000	2.700		9/20/2022	159,981
Centre Point Funding LLC		119,297	2.610		8/20/2020	117,565
CPS Auto Trust - 144A		100,000	2.430		1/18/2022	99,988
Drive Auto Receivables Trust 2016-B -144A		183,725	2.560		6/15/2020	184,073
Drive Auto Receivables Trust		135,000	2.800		7/15/2022	135,475
Drive Auto Receivables Trust 2015-A - 144A		160,015	3.060		5/17/2021	160,905
Drive Auto Receivables Trust 2017-A - 144A		160,000	2.980		1/18/2022	161,603
Drive Auto Receivables Trust 2015-D - 144A		141,145	3.380		11/15/2021	142,356
DT Auto Owner Trust 2017-3 - 144A		160,000	3.010		5/15/2023	159,583
DT Auto Owner Trust 2016-4 - 144A		195,000	2.740		10/17/2022	195,342
Exeter Automobile Receivables Trust 2017-2 - 144A		160,000	2.820		5/16/2022	159,753
First Investors Auto Owner Trust 2017-2 - 144A		135,000	2.650		11/15/2022	134,657
Flagship Credit Auto Trust 2016-1 - 144A		66,945	2.770		12/15/2020	67,341
Flagship Credit Auto Trust 2017-3 - 144A		160,000	2.910		9/15/2023	159,959
GLS Auto Receivables Trust		160,000	2.980		12/15/2021	160,107
Hyundai Auto Receivables Trust 2017-B		160,000	2.230		2/15/2023	159,006
OneMain Direct Auto Receivables Trust 2016-1 - 144A		135,000	2.760		5/15/2021	135,757
Prestige Auto Receivables Trust 2017-1 - 144A		160,000	2.810		1/17/2023	159,998
Santander Drive Auto Receivables Trust 2016-1		120,000	3.090		4/15/2022	121,393
Santander Drive Auto Receivables Trust 2014-4		160,000	3.100		11/16/2020	162,045
Westlake Automobile Receivables Trust 2016-3 - 144A		240,000	2.070		12/15/2021	239,461
						4,095,551
BANKS - 10.6%
Banco de Credito e Inversiones - 144A		325,000	4.000		2/11/2023	341,996
Banco de Credito del Peru/Panama - 144A		120,000	6.125		4/24/2027	132,900
Banco Internacional del Peru SAA Interbank - 144A		155,000	6.625		3/19/2029	175,925
Banco Santander Chile - 144A		150,000	3.875		9/20/2022	157,592
Bank of America Corp		351,000	4.200		8/26/2024	370,990
Bank of America Corp		215,000	5.625		7/1/2020	233,396
Bank of America Corp		65,000	2.000		1/11/2018	65,053
Bank of New York Mellon Corp/The		165,000	2.800		5/4/2026	162,153
Bank of New York Mellon Corp/The	3 Month LIBOR + 3.420%	135,000	4.950	+	Perpetual	141,244

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 59.7% (Continued)
BANKS (Continued) - 10.6%
Barclays Bank PLC - 144A		$270,000	6.050		12/4/2017	$271,036
Capital One Financial Corp		165,000	3.750		7/28/2026	164,384
Capital One Financial Corp		165,000	4.200		10/29/2025	170,409
Citigroup, Inc.	3 Month LIBOR + 4.517%	195,000	6.250	+	8/15/2026	222,300
Citigroup, Inc.		130,000	3.200		10/21/2026	128,569
Citigroup, Inc. ^		160,000	4.050		7/30/2022	168,062
Goldman Sachs Group Inc/The		200,000	4.250		10/21/2025	209,016
Goldman Sachs Group Inc/The		225,000	5.750		1/24/2022	252,030
JPMorgan Chase & Co		330,000	3.300		4/1/2026	332,791
JPMorgan Chase & Co	3 Month LIBOR + 3.800%	205,000	5.300	+	Perpetual	216,049
KeyCorp	3 Month LIBOR + 3.606%	170,000	5.000	+	Perpetual	177,862
M&T Bank Corp	3 Month LIBOR + 3.520%	65,000	5.125	+	Perpetual	69,436
Macquarie Group Ltd - 144A		125,000	6.250		1/14/2021	138,706
Morgan Stanley		195,000	3.125		7/27/2026	192,386
Morgan Stanley		225,000	4.100		5/22/2023	237,176
Morgan Stanley		275,000	6.375		7/24/2042	374,794
Nordea Bank AB - 144A		200,000	2.125		5/29/2020	200,195
PNC Financial Services Group Inc/The	3 Month LIBOR + 3.300%	170,000	5.000	+	11/1/2026	180,625
Santander Holdings USA Inc - 144A		165,000	3.700		3/28/2022	168,994
Santander Holdings USA Inc - 144A		65,000	4.400		7/13/2027	66,881
The PNC Financial Services Group Inc/The	3 Month LIBOR + 3.040%	310,000	4.850	+	Perpetual	321,625
Turkiye Vakiflar Bankasi TAO - 144A		200,000	5.625		5/30/2022	200,000
UBS AG/Stamford CT		650,000	7.625		8/17/2022	768,625
Wells Fargo & Co.		85,000	3.069		1/24/2023	86,188
Wells Fargo & Co.		195,000	3.550		9/29/2025	200,350
Wells Fargo & Co.	3 Month LIBOR + 3.110%	165,000	5.900	+	6/15/2024	181,137
Zions Bancorporation		140,000	4.500		6/13/2023	148,407
						7,629,282
BEVERAGES - 0.4%
Anheuser-Busch InBev Finance, Inc.		80,000	3.300		2/1/2023	82,444
Anheuser-Busch InBev Finance, Inc. ^		165,000	3.650		2/1/2026	170,555
						252,999
BUILDING MATERIALS - 1.2%
CRH America Finance, Inc. - 144A		200,000	3.400		5/9/2027	201,056
Masco Corp		50,000	3.500		4/1/2021	51,455
Masco Corp		30,000	4.450		4/1/2025	32,301
Masco Corp		56,000	5.950		3/15/2022	62,882
Owens Corning		165,000	3.400		8/15/2026	162,496
Standard Industries Inc/NJ - 144A		195,000	6.000		10/15/2025	211,819
Vulcan Materials Co		165,000	3.900		4/1/2027	169,988
						891,997
CHEMICALS - 0.9%
NewMarket Corp		305,000	4.100		12/15/2022	322,127
NOVA Chemicals Corp. - 144A		105,000	5.000		5/1/2025	107,100
NOVA Chemicals Corp. - 144A		65,000	4.875		6/1/2024	66,381
Valvoline, Inc. - 144A		140,000	4.375		8/15/2025	141,575
						637,183
COMMERCIAL MBS - 2.9%
Aventura Mall Trust 2013-AVM - 144A	3 Month LIBOR + 2.151%	155,000	3.743	+	12/5/2032	161,121
Aventura Mall Trust 2013-AVM - 144A	3 Month LIBOR + 2.151%	100,000	3.743	+	12/5/2032	102,281
BAMLL Commercial Mortgage Securities Trust 2015-200P - 144A		105,000	3.218		4/14/2033	106,757
Cold Storage Trust 2017-ICE3 - 144A	1 Month LIBOR + 1.000%	260,000	2.234	+	4/15/2036	261,531
GAHR Commercial Mortgage Trust 2015-NRF - 144A	3 Month LIBOR + 1.906%	105,000	3.382	+	12/15/2034	106,222
GS Mortgage Securities Corp Trust 2012-ALOHA - 144A		132,000	3.551		4/10/2034	137,315
Hilton USA Trust 2016-SFP - 144A		185,000	3.323		11/5/2035	185,784
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 - 144A		94,155	4.106		7/15/2046	94,824
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 -144A		100,000	4.388		7/15/2046	106,020
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13		240,000	4.266		11/15/2046	255,365
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22		290,000	3.561		4/15/2048	293,745
One Market Plaza Trust 2017-1MKT - 144A		105,000	3.614		2/10/2032	109,215
Wells Fargo Commercial Mortgage Trust 2015-LC20		165,000	3.719		4/15/2050	166,390
						2,086,570

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
CORPORATE BONDS & NOTES - 59.7% (Continued)
COMMERCIAL SERVICES - 0.9%
Ashtead Capital, Inc. - 144A		$200,000	4.375	8/15/2027	$202,750
Prime Security Services Borrower LLC / Prime Finance Inc - 144A		55,000	9.250	5/15/2023	61,089
S&P Global Inc		170,000	4.000	6/15/2025	180,061
Team Health Holdings, Inc. - 144A		70,000	6.375	2/1/2025	64,750
Verisk Analytics, Inc.		165,000	4.000	6/15/2025	173,050
					681,700
COMPUTERS - 0.9%
Apple Inc		155,000	3.250	2/23/2026	158,909
Apple, Inc. ^		138,000	2.900	9/12/2027	137,179
Dell International LLC / EMC Corp - 144A		30,000	6.020	6/15/2026	33,487
Dell International LLC / EMC Corp - 144A		65,000	8.100	7/15/2036	82,648
Hewlett Packard Enterprise Co		100,000	3.600	10/15/2020	103,472
Hewlett Packard Enterprise Co. ^		100,000	4.900	10/15/2025	106,496
					622,191
DIVERSIFIED FINANCIAL SERVICES - 1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust		150,000	3.650	7/21/2027	150,194
Air Lease Corp		170,000	2.625	9/4/2018	171,112
Ally Financial, Inc. ^		165,000	5.750	11/20/2025	182,738
Brookfield Finance LLC		174,000	4.000	4/1/2024	180,884
Jefferies Group LLC		75,000	5.125	1/20/2023	81,742
Navient Corp.		105,000	6.750	6/25/2025	109,988
Navient Corp.		35,000	7.250	9/25/2023	38,084
OM Asset Management Plc		165,000	4.800	7/27/2026	170,828
					1,085,570
ELECTRIC - 0.8%
Dominion Energy, Inc.		20,000	2.962	7/1/2019	20,276
Duke Energy Corp		170,000	2.650	9/1/2026	163,462
Exelon Corp		230,000	3.497	6/1/2022	236,962
Southern Power Co		170,000	4.150	12/1/2025	179,930
					600,630
ELECTRONICS - 0.5%
Arrow Electronics, Inc.		175,000	3.875	1/12/2028	175,761
Flex Ltd		165,000	4.750	6/15/2025	177,945
					353,706
ENERGY - ALTERNATE RESOURCES - 0.2%
TerraForm Power Operating LLC - 144A		110,000	5.875	2/1/2023	115,775

ENTERTAINMENT - 0.4%
Eldorado Resorts, Inc		75,000	6.000	4/1/2025	79,500
Gateway Casinos & Entertainment Ltd. - 144A		45,000	8.250	3/1/2024	47,925
Scientific Games International, Inc.		80,000	6.625	5/15/2021	83,100
Scientific Games International, Inc. - 144A		10,000	7.000	1/1/2022	10,600
Scientific Games International, Inc. - 144A		75,000	5.000	10/15/2025	76,313
					297,438
FOOD - 0.3%
Kraft Heinz Foods Co		165,000	3.000	6/1/2026	159,731
Safeway, Inc.		85,000	7.250	2/1/2031	73,950
					233,681
GAS - 0.2%
NGL Energy Partners LP		130,000	5.125	7/15/2019	130,325

HEALTHCARE PRODUCTS - 1.0%
Abbott Laboratories		35,000	3.400	11/30/2023	35,948
Abbott Laboratories		200,000	3.750	11/30/2026	206,686
Becton Dickinson and Co		33,000	3.363	6/6/2024	33,322
Becton Dickinson and Co		200,000	3.700	6/6/2027	201,867
Fresenius US Finance II, Inc. - 144A		25,000	4.500	1/15/2023	26,523
Zimmer Biomet Holdings Inc		230,000	3.550	4/1/2025	234,357
					738,703

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 59.7% (Continued)
HEALTHCARE - SERVICES - 0.9%
Cardinal Health, Inc.		$140,000	3.410		6/15/2027	$138,744
CHS/Community Health Systems, Inc.		85,000	6.250		3/31/2023	82,131
Envision Healthcare Corp. - 144A		30,000	6.250		12/1/2024	31,238
HCA, Inc.		125,000	5.375		2/1/2025	129,219
Surgery Center Holdings, Inc. - 144A		100,000	8.875		4/15/2021	102,500
Tenet Healthcare Corp. - 144A		145,000	4.625		7/15/2024	143,189
						627,021
HOLDING COMPANIES - DIVERSIFIED - 0.2%
Leucadia National Corp.		130,000	5.500		10/18/2023	138,518

HOME BUILDERS - 0.9%
CalAtlantic Group, Inc.		140,000	5.250		6/1/2026	149,625
DR Horton, Inc. ^		165,000	4.750		2/15/2023	178,415
MDC Holdings, Inc.		160,000	5.500		1/15/2024	173,000
TRI Pointe Holdings, Inc.		160,000	5.875		6/15/2024	174,000
						675,040
HOME EQUITY ABS - 0.7%
Bayview Financial Mortgage Pass-Through Trust 2006-A (a)		193,299	6.087		2/28/2041	199,986
GSAA Trust 2005-1 AF4 (a)		173,331	5.619		11/25/2034	177,136
NovaStar Mortgage Funding Trust Series 2004-4	1 Month LIBOR + 1.725%	140,000	2.963	+	3/25/2035	140,522
						517,644
INSURANCE - 1.5%
Allstate Corp.	3 Month LIBOR + 2.938%	150,000	5.750	+	8/15/2053	164,250
Berkshire Hathaway, Inc. ^		35,000	3.125		3/15/2026	35,469
Manulife Financial Corp.		160,000	4.150		3/4/2026	170,322
MetLife, Inc.		195,000	4.368		9/15/2023	212,249
Prudential Financial, Inc.	3 Month LIBOR + 3.920%	300,000	5.625	+	6/15/2043	326,325
Teachers Insurance & Annuity Association of America - 144A	3 Month LIBOR + 2.661%	110,000	4.375	+	9/15/2054	111,513
Trinity Acquisition PLC		60,000	4.400		3/15/2026	64,131
Trinity Acquisition PLC		10,000	3.500		9/15/2021	10,199
						1,094,458
INVESTMENT COMPANIES - 0.5%
Ares Capital Corp.		23,000	4.875		11/30/2018	23,658
Ares Capital Corp.		59,000	3.875		1/15/2020	60,499
Ares Capital Corp.		80,000	3.500		2/10/2023	79,307
FS Investment Corp.		110,000	4.250		1/15/2020	112,516
FS Investment Corp.		50,000	4.750		5/15/2022	51,947
						327,927
LEISURE TIME - 0.2%
Vista Outdoor, Inc.		140,000	5.875		10/1/2023	145,250

LODGING - 0.4%
Caesars Growth Properties Holdings LLC		45,000	9.375		5/1/2022	48,510
Wyndham Worldwide Corp.		175,000	5.100		10/1/2025	186,399
Wyndham Worldwide Corp.		45,000	4.500		4/1/2027	46,052
						280,961
MACHINERY- DIVERSIFIED - 0.2%
CNH Industrial NV		137,000	4.500		8/15/2023	145,220

MEDIA - 0.8%
CCO Holdings LLC / CCO Holdings Capital Corp - 144A		60,000	4.000		3/1/2023	61,013
Discovery Communications LLC		160,000	3.950		3/20/2028	159,026
SFR Group SA - 144A		200,000	7.375		5/1/2026	215,750
Sirius XM Radio, Inc. - 144A		130,000	5.375		7/15/2026	137,313
						573,102
MINING - 0.8%
Anglo American Capital PLC ^- 144A		200,000	4.000		9/11/2027	200,524
BHP Billiton Finance USA Ltd - 144A	3 Month LIBOR + 5.093	200,000	6.750	+	10/19/2075	236,000
Glencore Funding LLC - 144A		165,000	4.000		3/27/2027	166,425
						602,949

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 59.7% (Continued)
MISCELLANEOUS MANUFACTURING - 0.8%
Bombardier, Inc. - 144A		$110,000	6.125		1/15/2023	$110,413
General Electric Co.	3 Month LIBOR + 3.330%	421,000	5.000	+	Perpetual	439,945
						550,358
OFFICE / BUSINESS EQUIPMENT - 0.2%
Pitney Bowes, Inc.		159,000	3.875		5/15/2022	154,115

OIL & GAS - 1.6%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp. - 144A		55,000	7.875		12/15/2024	60,225
EP Energy LLC / Everest Acquisition Finance, Inc. ^ - 144A		65,000	8.000		11/29/2024	66,625
Helmerich & Payne International Drilling Co.		100,000	4.650		3/15/2025	106,357
Holly Frontier Corp.		165,000	5.875		4/1/2026	183,436
Oasis Petroleum Inc		65,000	6.875		1/15/2023	66,463
Parsley Energy LLC / Parsley Finance Corp - 144A		155,000	5.625		10/15/2027	160,329
Petrobras Global Finance BV ^		160,000	7.375		1/17/2027	178,000
Petrobras Global Finance BV - 144A		80,000	5.299		1/27/2025	80,360
Petroleos Mexicanos		125,000	6.875		8/4/2026	140,750
Petroleos Mexicanos - 144A		85,000	6.500		3/13/2027	92,926
						1,135,471
OTHER ABS - 5.0%
American Homes 4 Rent 2014-SFR2 Trust - 144A		130,000	4.705		10/17/2036	139,002
American Homes 4 Rent 2015-SFR2 Trust- 144A		120,000	4.691		10/17/2045	128,838
Bayview Opportunity Master Fund IVa Trust 2017-SPL5 - 144A	3 Month LIBOR + 1.465%	100,000	4.000	+	6/28/2057	106,020
Bayview Opportunity Master Fund IVa Trust 2017-RT1 - 144A		111,992	3.000		3/28/2057	113,189
Bayview Opportunity Master Fund IVa Trust 2017-SPL1 - 144A		99,646	4.250		10/28/2064	104,405
Bayview Opportunity Master Fund IVb Trust 2017-SPL3 - 144A		100,000	4.250		11/28/2053	105,258
CWABS Asset-Backed Certificates Trust 2005-1		199,664	5.081		7/25/2035	207,295
DB Master Finance LLC - 144A		131,625	3.980		2/20/2045	134,786
Diamond Resorts Owner Trust ^ - 144A		180,000	3.270		10/22/2029	179,866
MVW Owner Trust 2016-1 - 144A		120,876	2.250		12/20/2033	118,893
MVW Owner Trust 2017-1 - 144A		157,156	2.420		12/20/2034	156,596
Oak Hill Advisors Residential Loan Trust 2017-NPL2 - 144A		213,625	3.000		7/25/2057	214,086
RCO Mortgage LLC 2017-1 - 144A		225,179	3.375		8/25/2022	226,740
Sierra Timeshare 2014-2 Receivables Funding LLC - 144A		16,975	2.050		6/20/2031	16,945
Sofi Consumer Loan Program 2017-5 LLC - 144A		105,000	2.780		9/25/2026	104,782
TGIF Funding LLC 2017-1A - 144A		134,325	5.500		4/30/2047	138,242
Towd Point Mortgage Trust 2015-1 - 144A		172,000	3.250		10/25/2053	174,491
Towd Point Mortgage Trust 2015-1 - 144A		190,000	3.250		11/25/2060	193,881
Towd Point Mortgage Trust 2015-3 - 144A		97,592	3.000		3/25/2054	98,671
Towd Point Mortgage Trust 2016-2 - 144A		74,756	3.000		8/25/2055	75,634
Towd Point Mortgage Trust 2015-6 - 144A		130,000	3.750		4/25/2055	135,863
Towd Point Mortgage Trust 2017-1 - 144A		115,000	3.750		10/25/2056	117,470
Tricon American Homes 2017-SFR1 Trust - 144A		100,000	2.716		9/17/2034	99,204
VSE 2017-A VOI Mortgage LLC - 144A		131,621	2.330		3/20/2035	131,594
VOLT LXIII LLC - 144A		100,000	3.000		10/25/2047	100,000
VOLT LVI LLC - 144A		158,261	3.500		3/25/2047	159,826
VOLT LX LLC - 144A		150,164	3.250		4/25/2059	151,313
						3,632,890
PHARMACEUTICALS - 1.0%
AbbVie, Inc.		55,000	3.600		5/14/2025	56,628
AbbVie, Inc.		100,000	2.850		5/14/2023	100,512
AbbVie, Inc.		100,000	3.200		5/14/2026	99,490
Cardinal Health, Inc.		105,000	3.079		6/15/2024	104,461
Catalent Pharma Solutions, Inc. - 144A		15,000	4.875		1/15/2026	15,263
Mylan NV		45,000	3.150		6/15/2021	45,550
Mylan NV		105,000	3.950		6/15/2026	105,066
Owens & Minor, Inc.		30,000	3.875		9/15/2021	30,601
Shire Acquisitions Investments Ireland DAC		75,000	2.400		9/23/2021	74,565
Valeant Pharmaceuticals International, Inc. - 144A		50,000	5.500		3/1/2023	42,125
Valeant Pharmaceuticals International, Inc. - 144A		10,000	6.500		3/15/2022	10,625
Valeant Pharmaceuticals International, Inc. - 144A ^		20,000	7.000		3/15/2024	21,700
Zoetis, Inc.		45,000	3.450		11/13/2020	46,494
						753,080

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
CORPORATE BONDS & NOTES - 59.7% (Continued)
PIPELINES - 1.7%
Cheniere Corpus Christi Holdings LLC		$115,000	5.875	3/31/2025	$124,919
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.		115,000	5.750	4/1/2025	118,450
Enbridge Energy Partners LP		165,000	5.875	10/15/2025	189,206
Energy Transfer LP		50,000	4.250	3/15/2023	51,001
Energy Transfer LP ^		165,000	4.200	4/15/2027	167,249
Kinder Morgan, Inc.		45,000	7.750	1/15/2032	57,939
Kinder Morgan, Inc.		160,000	4.300	6/1/2025	168,427
MPLX LP		135,000	4.875	12/1/2024	147,035
NuStar Logistics LP		55,000	5.625	4/28/2027	58,163
Sabine Pass Liquefaction LLC ^		100,000	6.250	3/15/2022	112,692
Sabine Pass Liquefaction LLC		30,000	4.200	3/15/2028	30,664
					1,225,745
PRIVATE EQUITY - 0.2%
Apollo Management Holdings LP - 144A		135,000	4.000	5/30/2024	138,440

REITS - 5.0%
Alexandria Real Estate Equities, Inc.		100,000	3.950	1/15/2027	102,645
Brixmor Operating Partnership LP		45,000	3.875	8/15/2022	46,448
Corporate Office Properties LP		366,000	3.600	5/15/2023	369,686
Corporate Office Properties LP		90,000	3.700	6/15/2021	92,374
Digital Realty Trust LP		195,000	5.250	3/15/2021	211,659
Digital Realty Trust LP		70,000	3.950	7/1/2022	73,845
Education Realty Operating Partnership LP		135,000	4.600	12/1/2024	140,822
EPR Properties		220,000	4.750	12/15/2026	229,690
Healthcare Realty Trust, Inc.		90,000	3.875	5/1/2025	90,987
Healthcare Trust of America Holdings LP		60,000	3.375	7/15/2021	61,578
Healthcare Trust of America Holdings LP		150,000	3.750	7/1/2027	150,335
Highwoods Realty LP		185,000	3.625	1/15/2023	187,795
Hospitality Mortgage Trust		100,000	2.418	5/8/2019	100,207
Hospitality Properties Trust		165,000	4.950	2/15/2027	175,070
iStar, Inc.		100,000	5.000	7/1/2019	101,063
iStar, Inc.		35,000	6.000	4/1/2022	36,488
iStar, Inc.		60,000	5.250	9/15/2022	61,650
Kilroy Realty LP		165,000	4.375	10/1/2025	173,595
Kimco Realty Corp		200,000	3.300	2/1/2025	200,718
LifeStorage LP/CA		100,000	3.500	7/1/2026	96,710
MPT Operating Partnership LP / MPT Finance Corp		60,000	5.500	5/1/2024	63,825
MPT Operating Partnership LP / MPT Finance Corp		15,000	6.375	3/1/2024	16,294
MPT Operating Partnership LP / MPT Finance Corp		85,000	5.000	10/15/2027	87,550
National Retail Properties Inc		50,000	4.000	11/15/2025	51,404
Retail Opportunity Investments Partnership LP		105,000	4.000	12/15/2024	102,317
Select Income REIT		170,000	4.500	2/1/2025	174,086
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC - 144A		110,000	7.125	12/15/2024	102,025
Welltower Inc		175,000	4.000	6/1/2025	182,223
WP Carey Inc		135,000	4.600	4/1/2024	141,328
					3,624,417
RETAIL - 1.0%
CVS Health Corp.		200,000	2.875	6/1/2026	190,847
PetSmart, Inc. - 144A		100,000	7.125	3/15/2023	76,500
QVC, Inc.		380,000	4.375	3/15/2023	396,341
Tops Holding LLC / Tops Markets II Corp. - 144A		110,000	8.000	6/15/2022	66,550
					730,238
SEMICONDUCTORS - 0.7%
Applied Materials, Inc.		165,000	3.300	4/1/2027	168,951
Broadcom Corp. / Broadcom Cayman Finance Ltd. - 144A		75,000	3.000	1/15/2022	76,113
Broadcom Corp. / Broadcom Cayman Finance Ltd. - 144A		135,000	3.625	1/15/2024	139,621
Broadcom Corp. / Broadcom Cayman Finance Ltd. - 144A		115,000	3.125	1/15/2025	114,225
					498,910
SOFTWARE - 0.7%
First Data Corp. - 144A		130,000	5.000	1/15/2024	135,525
Microsoft Corp.		195,000	3.300	2/6/2027	202,010
Vmware, Inc.		83,000	2.950	8/21/2022	83,228
Vmware, Inc.		88,000	3.900	8/21/2027	88,334
					509,097

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 59.7% (Continued)
STUDENT LOAN ABS - 0.8%
Navient Private Education Loan Trust 2017-A - 144A		$160,000	2.880		12/16/2058	$159,979
SoFi Professional Loan Program 2016-C LLC - 144A		205,000	2.360		12/27/2032	203,851
SoFi Professional Loan Program 2017-E LLC - 144A		215,000	2.720		11/26/2040	214,593
						578,423
TELECOMMUNICATIONS - 1.5%
AT&T, Inc.		385,000	3.875		8/15/2021	405,754
AT&T, Inc.		75,000	3.900		8/14/2027	74,851
Frontier Communications Corp.		95,000	10.500		9/15/2022	83,125
Telefonica Emisiones SAU		265,000	4.570		4/27/2023	288,001
Verizon Communications, Inc.		250,000	4.125		3/16/2027	261,391
						1,113,122
TRUCKING & LEASING - 0.2%
Aviation Capital Group LLC - 144A		100,000	3.500		11/1/2027	98,906
GATX Corp.		25,000	3.250		9/15/2026	24,656
Penske Truck Leasing Co. LP - 144A		55,000	3.375		2/1/2022	56,448
						180,010
WHOLE LOAN COLLATERAL CMO - 1.3%
Banc of America Funding 2005-1 Trust		51,596	5.500		2/25/2035	51,765
Chase Mortgage Trust 2016-2 - 144A		98,545	3.750		12/25/2045	100,195
Citigroup Mortgage Loan Trust Inc.		57,529	6.750		8/25/2034	62,344
JP Morgan Mortgage Trust - 144A		347,987	2.609		12/25/2046	349,390
JP Morgan Mortgage Trust 2017-3 - 144A	3 Month LIBOR + 1.011%	117,387	2.500	+	8/25/2047	117,039
MASTR Alternative Loan Trust 2004-4		67,923	5.500		4/25/2034	70,688
Residential Asset Securitization Trust 2005-A1		89,770	5.500		4/25/2035	92,607
Structured Adjustable Rate Mortgage Loan Trust Series 2004-4	3 Month LIBOR + 1.926%	102,796	3.520	+	4/25/2034	104,313
WaMu Mortgage Pass-Through Certificates Series 2003-S8 Trust		11,740	5.000		9/25/2018	11,784
						960,125

TOTAL CORPORATE BONDS & NOTES (Cost - $42,211,116)						43,097,508

FOREIGN GOVERNMENT BONDS - 1.3%
Argentine Republic Government International Bond		150,000	7.625		4/22/2046	168,375
Argentine Republic Government International Bond		130,000	6.875		1/26/2027	141,895
Abu Dhabi Government International Bond - 144A		200,000	2.500		10/11/2022	198,857
Republic of South Africa Government International Bond ^		200,000	4.300		10/12/2028	185,415
Turkey Government International Bond		200,000	7.375		2/5/2025	229,754
TOTAL FOREIGN GOVERNMENT BONDS - (Cost - $893,040)						924,296

MUNICIPAL BONDS - 3.7%
Port Authority of New York & New Jersey		470,000	5.000		4/15/2057	539,772
Rockdale County Water & Sewerage Authority		305,000	3.060		7/1/2024	306,369
San Diego County Regional Airport Authority		325,000	5.594		7/1/2043	360,995
State of California		765,000	7.600		11/1/2040	1,203,720
State of Texas		245,000	3.011		10/1/2026	247,892
TOTAL MUNICIPAL - (Cost - $2,616,921)						2,658,748

U.S. GOVERNMENT & AGENCY - 26.5%
U.S. GOVERNMENT AGENCY - 12.3%
Fannie Mae Pool		90,451	6.500		5/1/2037	105,521
Fannie Mae Pool		119,541	3.000		3/1/2043	119,962
Fannie Mae Pool		316,665	3.500		8/1/2045	325,853
Fannie Mae Pool		347,126	3.000		8/1/2045	348,404
Fannie Mae Pool		332,313	3.500		8/1/2045	341,955
Fannie Mae Pool		206,579	3.500		12/1/2045	212,573
Fannie Mae Pool		449,656	3.000		12/1/2045	450,305
Fannie Mae Pool		222,560	3.500		1/1/2046	229,017
Fannie Mae Pool		344,810	3.000		4/1/2046	345,308
Fannie Mae Pool		848,081	3.500		1/1/2047	872,688
Fannie Mae Pool		261,286	4.000		9/1/2044	274,489
Fannie Mae Pool		26,566	6.000		11/1/2034	30,249
Fannie Mae Pool		26,848	6.000		3/1/2036	30,517
Fannie Mae Pool		369,733	3.500		6/1/2046	380,461
Fannie Mae Pool		466,855	3.500		12/1/2046	480,401

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
U.S. GOVERNMENT AGENCY - 12.3% (Continued)
Fannie Mae Pool		$42,902	5.500		4/1/2038	$48,018
Fannie Mae Pool		75,215	6.000		8/1/2038	85,275
Fannie Mae Pool		209,315	5.500		9/1/2036	233,857
Fannie Mae Pool		32,523	5.000		4/1/2038	36,128
Fannie Mae Pool		166,267	5.000		6/1/2039	183,285
Fannie Mae Pool		482,107	3.500		1/1/2046	496,096
Fannie Mae Pool		511,054	4.000		6/1/2047	537,298
Fannie Mae Pool		132,472	3.500		7/1/2047	136,316
Fannie Mae Pool		799,525	4.000		7/1/2047	840,809
Freddie Mac Gold Pool		223,395	5.000		12/1/2035	247,219
Freddie Mac Gold Pool		36,473	5.500		10/1/2039	40,518
Freddie Mac Gold Pool		438,419	4.000		4/1/2046	460,535
Freddie Mac Gold Pool		93,773	3.500		7/1/2047	96,493
Freddie Mac Gold Pool		536,821	4.000		8/1/2047	564,615
Freddie Mac Gold Pool		303,473	3.500		4/1/2046	312,280
						8,866,445
U.S. TREASURY OBLIGATIONS - 14.2%
United States Treasury Bond		1,185,000	3.125		2/15/2043	1,247,003
United States Treasury Bond		1,577,000	2.500		2/15/2046	1,462,728
United States Treasury Bond ^		6,385,000	1.625		2/15/2026	6,051,658
United States Treasury Bond		1,480,000	1.125		2/28/2019	1,472,571
						10,233,960

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $19,236,890)						19,100,405

BANK LOANS - 3.7%
ADVERTISTING - 0.1%
Red Ventures LLC Term Loan	LIBOR + 4.000%	75,000	5.363	+	11/8/2024	74,625

AEROSPACE - 0.1%
Accudyne Industries Initial Term Loan	LIBOR + 3.750%	70,000	5.084	+	8/18/2024	70,656

AGRICULTURE - 0.1%
NVA Holdings, Inc. Term Loan	LIBOR + 7.000%	46,956	8.334	+	9/25/2029	47,386

AUTO MANUFACTURERS - 0.1%
Navistar, Inc. Tranche B Term Loan	LIBOR + 4.000%	84,144	7.250	+	8/7/2020	84,407

CHEMICALS - 0.0%
Ineos US Finance LLC New 2022 Dollar Term Loan Retired	LIBOR + 2.750%	6,826	4.191	+	3/31/2022	6,841
Ineos US Finance LLC New 2024 Dollar Term Loan	LIBOR + 2.200%	10,000	3.392	+	3/31/2024	10,024
Tronox Blocked Borrower Blocked Dollar Term Loan	LIBOR + 3.000%	17,442	4.329	+	9/24/2024	17,604
Tronox Pigments BV Term B-4 Loan	LIBOR + 3.000%	7,558	4.329	+	9/24/2024	7,628
						42,097
COMMERCIAL SERVICES - 0.3%
CHG Healthcare Services, Inc. New Term Loan	LIBOR + 3.250%	65,995	4.672	+	6/8/2023	66,702
CPI Card Group Term Loan	LIBOR + 4.500%	120,000	5.941	+	8/16/2022	87,600
Parexel International Corporation Initial Term Loan	LIBOR + 3.000%	20,000	7.068	+	2/28/2022	20,213
Sedgwick Claims Management Services, Inc. New Loan	LIBOR + 5.750%	85,000	4.381	+	9/28/2024	86,434
						260,949
DISTRIBUTION / WHOLESALE - 0.2%
Beacon Roofing Supply, Inc. Term Loan B	LIBOR + 2.250%	125,000	3.603	+	1/2/2025	125,996

DIVERSIFIED - FINANCIAL SERVICES - 0.0%
Capital Automotive LP Initial Tranche B-2 Term Loan	LIBOR + 2.500%	14,562	3.881	+	3/24/2024	14,620

ELECTRIC - 0.3%
Energy Future Intermediate Term Loan	LIBOR + 3.000%	65,000	4.381	+	6/30/2018	65,488
NRG Energy, Inc. Term Loan	LIBOR + 2.250%	111,856	3.584	+	6/30/2023	112,358
Texas Competitive Electric Holdings Company LLC Initial Term Loan	LIBOR + 2.750%	47,093	4.133	+	8/4/2023	47,306
Texas Competitive Electric Holdings Company LLC Initial Term Loan	LIBOR + 2.750%	10,714	4.142	+	8/4/2023	10,761
						235,913

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 3.7% (Continued)
ELECTRONICS - 0.1%
SharkNinja Operating LLC Tranche B Term Loan	LIBOR + 4.000%	$50,000	5.334	+	9/28/2024	$50,229

ENTERTAINMENT - 0.2%
Caesars Entertainment Term B Loan	LIBOR + 2.500%	120,000	3.881	+	10/8/2024	120,235

ENVIRONMENTAL CONTROL - 0.0%
Advanced Disposal Services, Inc. Additional Term Loan	LIBOR + 2.750%	11,710	4.142	+	11/10/2023	11,827

FOOD - 0.2%
Albertsons LLC 2017-1 Term B-4 Loan	LIBOR + 2.750%	68,957	4.131	+	8/24/2021	67,001
JBS USA LLC Initial Term Loan	LIBOR + 2.500%	84,575	3.854	+	10/30/2022	82,990
						149,991
HEALTHCARE - 0.1%
Envision Healthcare Corp. Initial Term Loan	LIBOR + 3.000%	14,925	4.381	+	11/30/2023	15,011
Quorum Health Corp. Term Loan	LIBOR + 6.750%	57,776	8.100	+	4/28/2022	58,498
						73,509
INVESTMENT COMPANIES - 0.2%
TKC Holdings, Inc. Initial Term Loan	LIBOR + 4.250%	59,700	5.584	+	1/31/2023	60,434
UFC Holdings LLC Term Loan	LIBOR + 3.250%	67,384	4.624	+	8/18/2023	68,034
						128,468
LODGING - 0.3%
Caesars Entertainment, Inc. Term B Loan	LIBOR + 3.500%	108,590	4.881	+	10/12/2020	108,803
Caesars Growth Partners 2017 Term Loan	LIBOR + 3.000%	54,445	4.381	+	5/8/2021	54,530
Playa Resorts and Hotels Initial Term Loan	LIBOR + 3.000%	14,963	4.380	+	4/28/2024	15,024
Station Casino LLC Term B Facilitiy Loan	LIBOR + 2.500%	55,920	3.867	+	6/8/2023	56,186
						234,543
MACHINERY - DIVERSIFIED - 0.1%
Zodiac Pool Solutions LLC Tranche B-1 Term Loan	LBIOR + 4.000%	79,401	5.334	+	12/20/2023	80,394

MEDIA - 0.3%
UPC Financing Partnership Faciliity AR	LIBOR + 2.500%	40,000	4.055	+	4/15/2025	40,083
Univision Communications 2017 Replacement Repriced First Lien Term Loan	LIBOR + 2.750%	145,000	4.131	+	3/16/2024	144,754
						184,837
MISCELLANEOUS MANUFACTURING - 0.1%
US Farathane LLC Term B-4 Loan	LIBOR + 3.500%	75,403	4.334	+	12/24/2021	76,157

OIL & GAS - 0.1%
Ultra Petroleum Loan	LIBOR + 3.000%	90,000	4.334	+	4/12/2024	90,146

PACKAGING & CONTAINERS - 0.1%
Anchor Glass Container Corp. July 2017 Additional Term Loan	LIBOR + 2.750%	24,813	4.092	+	12/8/2023	25,005
Plastipak Holdings, Inc. Tranche B Term Loan	LIBOR + 2.750%	25,000	4.109	+	10/14/2024	25,222
						50,227
PHARMACEUTICALS - 0.2%
Endo Luxembourg Finance Company Initial Term Loan	LIBOR + 4.250%	94,763	5.631	+	4/28/2024	96,172
HLF Financing US LLC Senior Lien Term Loan	LIBOR + 5.500%	28,875	6.881	+	2/16/2023	29,338
						125,510
REGIONAL- 0.1%
Seminole Indian Tribe of Florida Term B Loan	LIBOR + 2.000%	90,000	3.397	+	7/8/2024	90,535

RETAIL - 0.1%
84 Lumber Initial Term Loan Retired	LIBOR + 5.750%	83,406	7.124	+	10/24/2023	84,423

SOFTWARE - 0.1%
Rackspace Hosting, Inc. 2017 Refinancing Term B Loan	LIBOR + 3.000%	101,678	4.392	+	11/4/2023	101,876

TELECOMMUNICATIONS - 0.2%
Level 3 Financing, Inc. Tranche B 2024 Term Loan	LIBOR + 2.250%	105,000	3.617	+	2/22/2024	105,534

TOTAL BANK LOANS - (Cost - $2,719,014)						2,715,090

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2017

Security	Shares			Value
EXCHANGE TRADED FUND - 0.6%
iShares iBoxx $ Investment Grade Corporate Bond (Cost - $434,444)	3,590			$434,893

	Principal	Interest	Maturity
	Amount	Rate %	Date
PREFERRED STOCK - 0.4%
Zions Bancorporation - (Cost - $270,000)	$10,800	6.950	9/15/2028	322,056

	Shares
SHORT-TERM INVESTMENT -1.9%
MONEY MARKET FUND - 1.9%
Fidelity Institutional Money Market Fund - Government Portfolio (Cost - $1,371,720)	1,371,720	0.920		1,371,720

COLLATERAL FOR SECURITIES LOANED - 9.7%
Mount Vernon Prime Portfolio (Cost - $7,021,360)	7,021,360	1.320		7,021,360

TOTAL INVESTMENTS - 107.5% (Cost - $76,774,505)				$77,646,076
LIABILITIES IN EXCESS OF OTHER ASSETS - (7.5)%				(5,430,600)
NET ASSETS - 100.0%				$72,215,476

LLC - Limited Liability Corporation

ABS - Asset Backed Security

MBS - Mortgage Backed Security

LP - Limited Partnership

REIT - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

^	All or a portion of these securities are on loan. Total loaned securities had a value of $6,838,473 at October 31, 2017.

+	Variable rate security. Interest rate is as of October 31, 2017.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $16,046,276 or 22.2% of net assets.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of October 31, 2017.

Portfolio Composition * - (Unaudited)
Corporate Bonds & Notes	55.5%	Short - Term	1.8%
U.S. Government & Agencies Notes & Bonds	24.6%	Foreign Government Bonds	1.2%
Collateral For Securities Loaned	9.0%	Exchange Traded Funds	0.6%
Bank Loans	3.5%	Preferred Stock	0.4%
Municipal	3.4%	Total	100.0%

*	Based on total value of investments as of October 31, 2017.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Perella Weinberg Partners)

The CBOE Volatility Index, commonly known as the fear gauge, has hovered at extremely low levels and even touched the lowest level since December 1993. The low levels of volatility implies a sense of complacency in the markets and may be attributed to stable growth with low yields and low inflation. Despite the record low levels of volatility, there have been relatively short periods that have experienced significant spikes and drops. For example, market volatility, as measured by the CBOE Volatility Index (“VIX”), spiked over 30 percent and as high as 70 percent four different occasions over the fiscal year ended October 31, 2017 before retreating back to acutely low levels. Event-driven strategies, as measured by the Credit Suisse Event Driven Index, and market neutral strategies, as measured by the IQ Hedge Market Neutral Beta Index, increased 6.4 percent and 1.4 percent, respectively. This came on the heels of these same two strategies increasing 1.4 percent and 2.1 percent, respectively in the previous fiscal year. These performances underperformed the broader equity index, as measured by the S&P 500 Index, which increased 23.6 percent over the most recent fiscal year ended October 31, 2017 and 4.5 percent the previous fiscal year.

The Sub-Adviser implements a combination of tactical long/short equity investing and event-driven equity investing within the context of a diversified, low-net portfolio of mid and large cap equites. The Sub-Adviser believes that in the short to medium term the fundamental catalysts of stock returns can often be diluted or even overridden by other influencers of stock prices such as technical, macro/thematic factors and behavioral sentiment. As a result, the Sub-Adviser developed a “multiple lens” approach that takes into account all of these considerations in developing portfolio construction and managing risk. To achieve the Fund’s objective, the Fund invests in both select long and short equity opportunities and event-driven opportunities with a “hard” catalyst. The Fund leverages significant knowledge synergies between the two strategies and maintains a flexible investment mandate across such strategies in order to take advantage of opportunities presented in the market.

For the first half of the fiscal year the previous Sub-Adviser implemented a strategy that was predominately an event-driven strategy. In the second half of the fiscal year, in addition to the event-driven strategy, the current Sub-Adviser implemented a long/short equity strategy. The allocation within the Fund between the event-driven strategy and the long/short strategy began the final six months of the fiscal year at approximately 36 percent allocated to the event-driven strategy and 64 percent allocated to the long/short strategy. By the end of the most recent fiscal year ended October 31, 2017, the event-driven strategy allocation was reduced to 25 percent with the remaining allocation dedicated to the long/short strategy. The reduction in event exposure in no way reflects the Sub-Adviser’s lack of optimism for the space. The Sub-Adviser believes that the latest announced deals have generally been smaller with less attractive spreads. The Sub-Adviser is unwilling to force allocation into lower quality opportunities just to maintain exposure. The Sub-Adviser views this as poor risk management and feel this is what differentiates them from other peers’ strategies in the space, especially those forced to dump cash into unattractive opportunities.

Merger arbitrage strategies, as measured by the Credit Suisse Merger Arbitrage Index, increased 8.7 percent over the most recent fiscal year ended October 31, 2017, most of which is attributable to the 4.9 percent in the initial six months. Despite the spikes in volatility, deals continued to close over the fiscal year. The cash and stock acquisition of B/E Aerospace Inc. (BEAV) (holding percentage**: 0.18 percent) by Rockwell Collins (COL) (holding percentage**: -0.73 percent) also completed in the first six months of the fiscal year. B/E Aerospace Inc. will now operate as a newly formed business segment within Rockwell Collins, called Interior Systems. Rockwell Collins had previously stated that it expects the transaction to be a good synergy. These deals successfully closed despite exhibiting substantial spreads in the weeks and months prior to closing. Significant spreads on deals that ultimately proved to successfully close helps to illustrate how this ongoing volatility significantly influences deal spreads within the event-driven space. In the face of a bit of summer doldrums in the merger space, deals also closed in the final six months of the fiscal year. For example, this included the all stock acquisition of Felcor Lodging Trust Inc. (FCH) (holding percentage**: 0.60 percent) by RJ Lodging Trust (RLJ) (holding percentage**: -0.67 percent). The transaction adds numerous desirable assets in California, Florida, and Boston to RLJ’s portfolio.

Long/Short equity strategies, as measured by the Credit Suisse Long/Short Index, increased 5.1 percent over the final six months of the fiscal year. Mega-capitalization technology stocks have experienced a robust rally in 2016 and to begin 2017. This rally has stretched multiples on the S&P 500, and it has also led to an enormous outperformance of growth stocks over value stocks. In the third fiscal quarter the multiple on the S&P 500 was 18.8 times, and the forward looking 2018 figure was 16.8 times. Companies have released earnings and the result are in line with expectations, however there is a lot of additional expectations built into the forward guidance. As a result of this, the Sub-Adviser mitigated the overweight to growth stocks and increased the technology exposure in the short book. In September, the markets saw a rotation back into cyclicals, financials and value and away from technology and other growth stocks. The Sub-Adviser believes that solid accelerating global growth and optimism regarding potential U.S. tax reform spurred the rotation. A large cap value position that was initiated into the Fund over the fiscal year was Walmart Stores Inc. (WMT) (holding percentage*: 1.34). WMT increased 16.3 percent since its initiation into the Fund in late July. A short position that contributed to Fund performance was the short exposure to AT&T Inc. (T) (holding percentage:*-2.36 percent), as T declined 15.8 percent since it was added in late March.

The Sub-Adviser believes the markets generally continue to be supportive. This belief was initially based on earnings but it strengthens when considering the potential for tax reform and deregulation. Additionally, there are transformational changes afoot which the Sub-Adviser believes will lead to a period of mega mergers as industry challenges are met with corporations redefining themselves for the future. The Sub-Adviser’s concerns revolve around historically low volatility. However, the low volatility is not a function of complacency but instead reflects realized 100 day volatility in the S&P 400 of 6.8 percent. The Sub-Adviser recognizes this will not be the case forever and thus have it on their radar screen, but for now accept it as a reality rather than a fleeting short-term euphoria.

* Holdings percentage(s) as of 10/31/2017

Growth of $100,000 Investment

Total Returns as of October 31, 2017

		Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Inception (8/1/08)*
Class N	6.92%	2.33%	3.54%	3.75%**
Class C	5.82%	1.29%	2.50%	2.30%
Class A with load of 5.75%	0.52%	0.07%	2.08%	2.41%
Class A without load	6.64%	2.07%	3.28%	3.06%
IQ Hedge Market Neutral Beta Index	4.30%	2.18%	2.40%	2.46%
Morningstar Multialternative Category	5.43%	1.03%	1.63%	0.95%

*	Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and was managed under a different adviser.

**	Class N commenced operations on September 29, 2008.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.23% for Class N, 3.23% for Class C and 2.48% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 80.5%
AEROSPACE/DEFENSE - 5.6%
Orbital ATK, Inc.	39,954	$5,311,085
Rockwell Collins, Inc.	79,157	10,733,689
		16,044,774
AIRLINES - 0.7%
American Airlines Group, Inc. *	101,283	101,283
Delta Air Lines, Inc.	38,890	1,945,667
		2,046,950
AUTO MANUFACTURERS - 0.4%
General Motors Co.	28,860	1,240,403

AUTO PARTS & EQUIPMENT - 0.8%
Delphi Automotive PLC	22,155	2,201,764

BANKS - 3.6%
Bank of America Corp.	213,280	5,841,739
Citigroup, Inc. ^	59,929	4,404,782
Home BancShares, Inc.	1	10
		10,246,531
BEVERAGES - 1.8%
Constellation Brands, Inc.	16,619	3,641,057
PepsiCo, Inc.	13,986	1,541,677
		5,182,734
CHEMICALS - 5.6%
DowDuPont, Inc.	49,673	3,591,855
Huntsman Corp.	122,698	3,928,790
Monsanto Co.	32,495	3,935,144
Sherwin-Williams Co.	11,578	4,575,047
		16,030,836
COMMERCIAL SERVICES - 2.1%
Advisory Board Co. * ^	26,694	1,439,474
PayPal Holdings, Inc. *	14,185	1,029,264
Quanta Services, Inc. *	96,683	3,647,849
		6,116,587
COMPUTERS - 4.8%
Apple, Inc.	22,795	3,853,267
Brocade Communications Systems, Inc.	140,028	1,631,326
Dell Technologies, Inc. *	82,390	6,819,420
International Business Machines Corp.	8,934	1,376,372
		13,680,385
ELECTRIC - 4.0%
Calpine Corp. *	530,243	7,921,830
Dynegy, Inc. *	293,775	3,657,499
		11,579,329
ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
Emerson Electric Co. ^	34,493	2,223,419

ENERGY-ALTERANTE SOURCES - 0.1%
TerraForm Global, Inc. *	67,312	328,146

FOOD - 0.5%
Mondelez International, Inc.	35,189	1,457,880

HEALTHCARE-PRODUCTS - 5.6%
Advanced Accelerator Applications SA - ADR *	21,596	1,749,276
CR Bard, Inc.	33,828	11,064,124
NxStage Medical, Inc. *	47,613	1,283,170
VWR Corp. *	57,785	1,912,684
		16,009,254

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 80.5% (Continued)
HEALTHCARE-SERVICES - 2.8%
Aetna, Inc.	11,497	$1,954,835
Anthem, Inc.	11,425	2,390,224
Humana, Inc.	14,977	3,824,377
		8,169,436
HOLDING COMPANIES-DIVERSIFICATION - 0.1%
CF Corp. * ^	38,037	414,603

HOME BUILDERS - 1.1%
CalAtlantic Group, Inc.	11,779	581,176
Lennar Corp.	44,022	2,450,705
		3,031,881
HOUSEWARES - 0.7%
Newell Brands, Inc.	51,480	2,099,354

INTERNET - 1.8%
Alphabet, Inc. *	2,557	2,641,483
Amazon.com, Inc. *	471	520,587
Facebook, Inc. *	11,862	2,135,872
		5,297,942
LEISURE TIME - 1.2%
Royal Caribbean Cruises Ltd.	27,718	3,430,657

LODGING - 2.7%
Caesars Entertainment Corp. * ^	244,332	3,164,099
Marriott International, Inc.	24,093	2,878,632
MGM Resorts International	52,121	1,633,993
		7,676,724
MACHINERY - CONSTRUCTION & MINING - 0.6%
Caterpillar, Inc.	12,891	1,750,598

MACHINERY - DIVERSIFIED - 0.6%
Cummins, Inc.	9,978	1,764,909

MEDIA - 8.2%
Charter Communications, Inc. *	7,608	2,542,365
Comcast Corp.	39,251	1,414,214
Scripps Networks Interactive, Inc.	90,522	7,538,672
Time Warner, Inc.	88,350	8,683,921
Twenty-First Century Fox, Inc.	65,158	1,703,882
Walt Disney Co. ^	17,964	1,757,059
		23,640,113
OIL & GAS - 5.1%
Anadarko Petroleum Corp.	44,093	2,176,871
Arc Logistics Partners LP	136,008	2,283,574
Rice Energy, Inc. *	271,265	7,690,363
Royal Dutch Shell PLC - ADR	39,539	2,492,143
		14,642,951
PACKAGING & CONTAINERS - 2.9%
Berry Global Group, Inc. *	69,635	4,139,801
WestRock Co.	69,673	4,273,045
		8,412,846
PHARMACEUTICALS - 2.7%
Bristol-Myers Squibb Co.	53,635	3,307,134
Johnson & Johnson	13,287	1,852,341
Zoetis, Inc. ^	42,733	2,727,220
		7,886,695

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 80.5% (Continued)
PIPELINES - 0.7%
Columbia Pipeline Group, Inc. *	84,102	$2,144,180

PRIVATE EQUITY - 0.9%
Fortress Investment Group LLC	337,096	2,632,720

REAL ESTATE - 0.1%
Forestar Group, Inc. *	10,595	188,586

REITS - 0.3%
Winthrop Realty Trust	102,617	854,800

RETAIL - 1.4%
Wal-Mart Stores, Inc. ^	45,331	3,957,850

SEMICONDUCTORS - 5.5%
Applied Materials, Inc.	16,993	958,915
Broadcom Ltd.	5,720	1,509,565
Cavium, Inc. * ^	22,039	1,520,470
Marvell Technology Group Ltd.	133,579	2,467,204
Monolithic Power Systems, Inc. ^	16,146	1,964,484
NXP Semiconductors NV *	63,994	7,490,498
		15,911,136
SOFTWARE - 2.8%
Activision Blizzard, Inc.	22,128	1,449,163
BORQS Technologies, Inc. *	116,107	464,429
BroadSoft, Inc. * ^	15,799	866,575
Micro Focus International PLC - ADR *	85,644	2,991,545
Microsoft Corp.	26,775	2,227,144
		7,998,856
TELECOMMUNICATIONS - 0.8%
Verizon Communications, Inc.	49,093	2,350,082

TEXTILES - 1.1%
Mohawk Industries, Inc. *	12,217	3,197,922

TOTAL COMMON STOCKS (Cost - $223,888,577)		231,843,833

EXCHANGE TRADED FUNDS - 5.5%
DEBT EXCHANGE TRADED FUNDS - 3.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF	23,931	2,899,001
iShares US Credit Bond ETF	24,423	2,735,132
PowerShares Senior Loan Portfolio	169,758	3,924,805
		9,558,938
EQUITY EXCHANGE TRADED FUND - 2.1%
SPDR S&P500 ETF Trust	23,715	6,098,312

TOTAL EXCHANGE TRADED FUNDS - (Cost - $15,586,155)		15,657,250

RIGHTS - 0.0%
Nexstar Broadcasting Group, Inc. *	87,600	2,628
Safeway PDC, LLC CVR	90,955	35,836
Safeway Casa Ley CVR. *	90,955	546
TOTAL RIGHTS (Cost - $116,685)		39,010

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2017

Security				Shares		Value
WARRANTS - 0.0%
BORQS Technologies, Inc. *				105,552		$21,111
TOTAL WARRANTS (Cost - $8,254)

CLOSED-END FUND - 5.3%
Altaba, Inc. *				218,302		15,307,336
TOTAL CLOSED-END FUND (Cost - $12,211,959)

	Counterparty	Contracts**	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED CALL OPTION - 0.0%
Health Care Select Sector SPDR	JP Morgan	2,290	$18,574,190	$85.00	12/15/2017	$43,510
TOTAL PURCHASED CALL OPTION (Cost - $122,135)

PURCHASED PUT OPTIONS - 0.1%
S&P 500 Index SPX	JP Morgan	90	23,177,340	2,565.00	11/17/2017	118,350
S&P 500 Index SPX	JP Morgan	115	29,615,490	2,480.00	12/15/2017	130,525
TOTAL PURCHASED PUT OPTIONS (Cost - $741,543)						248,875

					Interest
				Shares	Rate
SHORT-TERM INVESTMENT - 22.7%
MONEY MARKET FUND - 22.7%
Fidelity Investments Money Market Fund - Class I				65,396,990	0.92% +	65,396,990
TOTAL SHORT-TERM INVESTMENT (Cost - $65,396,990)

COLLATERAL FOR SECURITIES LOANED - 3.1%
Mount Vernon Prime Portfolio (Cost - $8,948,907)				8,948,907	1.32% +	8,948,907

TOTAL INVESTMENTS - 117.2% (Cost - $327,021,205)						$337,506,822
LIABILITIES IN EXCESS OF OTHER ASSETS - (17.2)%						(49,541,614)
NET ASSETS - 100.0%						$287,965,208

*	Non-Income producing security.

**	Each Purchased Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

ADR- American Depositary Receipt.

REITS - Real Estate Investment Trusts

+	Variable rate security. Interest rate is as of October 31, 2017.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $8,689,628 at October 31, 2017.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2017

Security	Counterparty	Contracts**	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN CALL OPTIONS - (0.5)%
Delphi Automotive PLC	JP Morgan	225	$2,229,300	$97.50	11/17/2017	$76,500
Health Care Select Sector SPDR	JP Morgan	2,290	18,574,190	87.00	12/15/2017	11,450
Royal Caribbean Cruises Ltd.	JP Morgan	296	3,663,592	125.00	12/15/2017	130,240
S&P 500 Index SPX	JP Morgan	115	29,615,490	2,480.00	12/15/2017	1,194,275
WRITTEN CALL OPTIONS - (Premiums Received - $902,489)						1,412,465

					Shares
SECURITIES SOLD SHORT * - (25.9)%
AEROSPACE/DEFENSE - (0.6)%
United Technologies Corp.					15,033	1,800,352

AIRLINES - (0.1)%
American Airlines Group, Inc.					5,300	248,146

APPAREL - (0.2)%
NIKE, Inc.					10,159	558,643

AUTO MANUFACTURERS - (0.8)%
Tesla, Inc.					6,566	2,176,826

BUILDING MATERIALS - (0.8)%
Martin Marietta Materials, Inc.					4,354	944,165
Vulcan Materials Co.					12,101	1,473,297
						2,417,462
COSMETICS/PERSONAL CARE - (0.8)%
Procter & Gamble Co.					28,193	2,434,184

DISTRIBUTION/WHOLESALE - (0.5)%
WW Grainger, Inc.					7,023	1,388,447

DIVERSIFIED FINANCIAL SERVICES - (0.7)%
BlackRock, Inc.					4,243	1,997,732

ELECTRIC - (0.6)%
Vistra Energy Corp.					94,567	1,838,382

EQUITY EXCHANGE TRADED FUNDS - (10.6)%
Consumer Discretionary Select Sector SPDR Fund					69,366	6,380,978
Consumer Staples Select Sector SPDR Fund					146,949	7,801,522
Industrial Select Sector SPDR Fund					73,218	5,237,284
iShares Russell 2000 ETF					14,615	2,181,435
SPDR S&P Homebuilders ETF					36,621	1,514,645
Utilities Select Sector SPDR Fund					134,145	7,394,072
						30,509,936
ENGINEERING & CONSTRUCTION - (0.8)%
Jacobs Engineering Group, Inc.					39,731	2,312,742

HEALTHCARE-PRODUCTS - (1.3)%
Becton, Dickinson and Co.					17,559	3,664,037

HEALTHCARE-SERVICES - (1.0)%
HCA Healthcare, Inc.					38,939	2,945,735

INSURANCE - (1.0)%
American International Group, Inc.					42,962	2,775,775

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2017

Security	Shares	Value
SECURITIES SOLD SHORT* - (25.9)% (Continued)
INTERNET - (5.9)%
Alibabe Group Holding Ltd.	78,740	$14,558,239
Netflix, Inc.	12,031	2,363,249
		16,921,488
MEDIA - (0.1)%
Discovery Communications, Inc.	9,708	172,899

MISCELLANEOUS MANUFACTURING - (0.9)%
3M Co.	10,816	2,489,735

OIL & GAS - (3.1)%
EQT Corp.	90,141	5,637,418
Exxon Mobil Corp.	38,805	3,234,397
		8,871,815
REITS - (1.4)%
Simon Property Group, Inc.	9,179	1,425,774
SL Green Realty Corp.	27,934	2,672,725
		4,098,499
RETAIL - (1.0)%
Starbucks Corp.	52,045	2,854,148

SOFTWARE - (1.9)%
VMware, Inc.	46,997	5,625,071

TELECOMMUNICATIONS - (2.4)%
AT&T, Inc.	207,070	6,967,905

TOTAL SECURITIES SOLD SHORT - (Proceeds - $100,053,831)		105,069,959

Portfolio Composition * - (Unaudited)
Short-Term Investment	19.4%	Exchange Traded Funds	4.6%
Consumer, Non-Cyclical	13.4%	Closed-end Funds	4.5%
Technology	11.1%	Financial	4.1%
Communications	9.3%	Utilities	3.4%
Industrials	8.9%	Collateral For Securities Loaned	2.7%
Consumer, Cyclical	8.6%	Diversified	0.1%
Energy	5.1%	Options	0.1%
Basic Materials	4.7%	Rights	0.0%
		Warrants	0.0%
			100.0%

*	Based on total value of investments as of October 31, 2017

Percentage may differ from Schedule of Investments which are based on Fund net assets.

**	Each Written Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

REITS - Real Estate Investment Trusts

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Mellon Capital Management Corporation)

Political events throughout the first half of the fiscal year were the main catalysts for market movements and investor sentiment. The Trump and republican victory dominated headlines to begin the fiscal year, which prompted a reflation trend that translated across many different asset classes. Equities reacted positively. The bounce in inflation expectations pushed bond yields up over the first fiscal three-month period, especially in the non-quantitative easing countries such as the United States, Canada, and Australia. The bond yields in countries currently in quantitative easing programs, such as the U.K. and Germany also rose, albeit not as much. Additional optimism was built into equity markets, as investors believed that the newly-elected president could push his policies through the republican-dominated congress, specifically with respect to infrastructure spending, tax cuts, deregulation of the finance industry, and repatriation of profits. Optimism was tempered slightly later in the fiscal year as President Trump experienced some political disappointments, including the failure to successfully bring the healthcare bill to the floor, roadblocks regarding immigration reform, and the perceived slowing in momentum for tax reform. Increasing tensions between the United States and North Korea also weighed on investors. Overseas, Dutch and French elections loomed. As the elections moved against the populist movement, markets rallied.

Despite political concerns and geopolitical tensions, markets built off of the coordinated global economic momentum. The International Monetary Fund (IMF) upgraded their 2017 growth outlook to 3.6 percent in 2017 and 3.7 percent in 2018. The IMF specifically noted that it is a broad based pick up with sizeable increases in global investment, trade, and industrial production. Over the most recent fiscal year, international equities, as measured by the MSCI ACWI ex US Index, increased 23.6 percent, in line with US equities, as measured by the S&P 500 Index, which increased 23.6 percent. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, increased 3.0 percent over the most recent fiscal year ended October 31, 2017.

The Sub-Adviser seeks to construct a balanced growth portfolio that aims to deliver equity-like total returns with less risk and improved downside control. It attempts to achieve this goal by utilizing a multi-asset strategy that allocates dynamically across global equities, bonds, and real assets. The current strategy’s exposure is broken down into three different categories: growth assets, which include developed market equities, emerging market equities, high-yield bonds, and emerging market debt; hedging assets, which include developed and emerging market currency, cash, global investment-grade bonds, and global developed and sovereign bonds; and real assets, which include global commodities, global inflation-linked bonds, and inflation-sensitive derivatives.

The hedging asset exposure slightly detracted relatively from Fund performance during the most recent fiscal quarter ended October 31, 2017. U.S. Treasuries got hit early in the fiscal year following the U.S. presidential election. The Sub-Adviser believed the move in yields over that period was overly optimistic and shortly thereafter yields normalized. Since that time U.S. Treasuries have rallied, positively contributing to Fund performance. In contrast, the short position to German Bunds contributed early in the fiscal year but detracted since that time as yields in Germany fell. Another position that contributed to Fund performance was the long position in Canadian bonds. The Sub-Adviser identified a significant divergence in Canadian bond yields relative to the other bonds in the portfolio. That divergence influenced how the Sub-Adviser repositioned the Fund’s exposure over the third fiscal quarter. With the rise in yields, the Sub-Adviser purchased Canadian bonds, increasing the allocation to approximately 18 percent. Canada displayed some macro-economic strength. The Bank of Canada began to tighten monetary policy, which made their yields more attractive. The Sub-Adviser is cognizant that there is a limit to how much those yields can rise due to the current economic environment. The Fund’s addition of Canadian bonds was funded by a sale of Australian government bonds and the short position in German Bunds. Additionally, as equities rallied, the downside option protection within the hedging asset exposure also detracted over the most recent fiscal quarter.

The growth asset strategy exposure contributed positively to Fund performance over the most recent fiscal year. The U.S. equity exposure contributed positively over the most recent fiscal quarter, as the SPDR S&P 500 ETF Trust (SPY) (holding percentage*: 24.17 percent) increased 23.4 percent. The Fund also received positive contributions to performance from overseas. The best performing equity allocation over the most recent fiscal year was the Fund’s allocation to Japan, which represented the Fund’s largest overweight. The iShares Currency Hedged MSCI Japan ETF (HEWJ) (holding percentage*: 8.80 percent) climbed 29.2 percent over the most recent fiscal year. High-yield bonds also contributed to absolute performance over the most recent fiscal quarter. The SPDR Bloomberg Barclays High Yield Bond ETF (JNK) (holding percentage*: 4.78) increased 8.7 percent. Although the exposure to high-yield bonds provided a small positive return in the most recent fiscal quarter, the performance of this holding has provided a coveted risk/return profile over longer time-periods. In the last 12 months, this position provided over 8 percent return with a volatility, as measured by standard deviation, of nearly 2 percent. Based on the risk present in emerging markets, the Sub-Adviser has elected not to allocate to emerging market equities and has not been invested in them since August 2015.

The Sub-Adviser has been completely divested out of real assets since mid-2015, as it believes the current risk/reward characteristics of this strategy do not warrant a place in the Fund at this time. Although the Sub-Adviser believes that positions in commodities do not currently warrant an allocation due to its risks, certain attributes that this strategy generally provides are still desired within the Fund. The Sub-Adviser believes that commodities are currently too expensive; therefore, in order to add a hedge against inflation, the Sub-Adviser added Treasury Inflation-Protected Securities to the portfolio. Over the most recent fiscal year ended October 31, 2017, this allocation detracted on a relative basis from Fund performance. For example, the iShares TIPS ETF (TIP) (holding percentage*: 4.76 percent) declined 0.3 percent over the fiscal year. Due to the Fund’s dynamic nature, the Sub-Adviser’s view on real assets can change quickly.

The Sub-Adviser is optimistic for the coming fiscal quarter and the upcoming fiscal year. The Sub-Adviser believes that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments, the Fund may provide what may be considered to be attractive returns with lower beta and less correlation than traditional equity investments.

*	Holdings percentage(s) as of 10/31/2017.

Growth of $100,000 Investment

Total Returns as of October 31, 2017
		Annualized		Annualized Since
	One	Three	Annualized	Inception
	Year	Years	Five Years	(4/30/2010)
Class N	6.49%	1.80%	1.60%	1.75%
Class C	5.41%	0.76%	0.56%	0.74%
Class A with load of 5.75%	0.10%	(0.49)%	0.11%	0.67%
Class A without load	6.19%	1.49%	1.31%	1.47%
IQ Hedge Global Macro Beta Index	1.27%	0.04%	(0.36)%	1.50%
Morningstar Multialternative Category	5.43%	1.03%	1.63%	1.62%

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style.

Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.78% for Class N, 2.78% for Class C and 2.03% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund
October 31, 2017

Security						Shares	Value
EXCHANGE TRADED FUNDS - 48.4%
DEBT EXCHANGE TRADED FUNDS - 9.6%
iShares TIPS Bond ETF ^						18,558	$2,111,900
SPDR Bloomberg Barclays High Yield Bond ETF ^						56,864	2,117,615
							4,229,515
EQUITY EXCHANGE TRADED FUNDS - 38.8%
iShares Currency Hedged MSCI Germany ETF						87,865	2,589,382
iShares Currency Hedged MSCI Japan ETF						118,751	3,895,033
SPDR S&P 500 ETF Trust						41,679	10,717,755
							17,202,170
TOTAL EXCHANGE TRADED FUNDS (Cost - $16,807,480)							21,431,685

	Counter Party	Contacts +	Notional	Expiration		Price
OPTIONS * - 5.4%
CALL OPTION ON FUTURES PURCHASED - 5.3%
Swiss Market Index	Goldman Sachs	50	1,410,495	12/18/2017		CHF 9,012	14,150
Swiss Market Index	Goldman Sachs	50	1,385,150	12/18/2017		CHF 9,018	13,896
Swiss Market Index	Goldman Sachs	10	145,512	12/18/2017		CHF 9,195	1,460
Swiss Market Index	Goldman Sachs	60	687,354	12/18/2017		CHF 9,245	6,896
US 10 Year Future	Goldman Sachs	234	232,549	11/27/2017		US $115	2,325,375
							2,361,777
PUT OPTIONS ON FUTURES PURCHASED - 0.1%
Euro-Bund Option (a)	Goldman Sachs	30	36,750	3/19/2018		EUR $175	(9,436)
S&P 500 E-Mini Option	Goldman Sachs	61	27,145	6/16/2018		US $1,950	13,573
S&P 500 E-Mini Option	Goldman Sachs	61	75,488	11/27/2017		US $1,975	37,744
							41,881

TOTAL OPTIONS (Cost - $2,867,821)							2,403,658

		Principal		Discount
		Amount ($)		Rate		Maturity
SHORT-TERM INVESTMENTS - 46.0%
U.S. GOVERNMENT SECURITIES - 32.2%
US Treasury Bill ++		1,765,000		0.0994%		12/7/2017	1,763,123
US Treasury Bill		12,513,000		0.1155%		12/14/2017	12,498,353
							14,261,476

MONEY MARKET - 13.8%		Shares		Interest Rate
Morgan Stanley Institutional Liquidity Fund		6,130,387		0.4000%	^^		6,130,387

TOTAL SHORT-TERM INVESTMENTS - (Cost - $20,391,863)							20,391,863

COLLATERAL FOR SECURITIES LOANED - 7.2%
Mount Vernon Prime Portfolio (Cost - $3,202,272)		3,202,272					3,202,272

TOTAL INVESTMENTS - 107.0% (Cost - $43,269,436)							$47,429,478
LIABILITIES IN EXCESS OF OTHER ASSETS - (7.0)%							(3,132,538)
NET ASSETS - 100.0%							$44,296,940

							Unrealized
							Appreciation
Open Futures Contracts	Counter Party	Contracts	Notional	Expiration			(Depreciation)
LONG FUTURES CONTRACTS ** -0.8%
Amsterdam Index Future	Goldman Sachs	4	514,550	12/15/2017			$2,794
AUST 10 YR Bond Future	Goldman Sachs	106	$10,314,860	12/15/2017			(4,025)
CAC 40 10 Euro Future	Goldman Sachs	17	935,225	11/17/2017			22,376
CAN 10 YR Bond Future	Goldman Sachs	62	8,520,660	12/18/2017			(18,064)
FTSE 100 Index Future	Goldman Sachs	51	3,808,425	12/15/2018			46,077

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund (Continued)
October 31, 2017

						Unrealized Appreciation
Open Futures Contracts	Counter Party	Contracts +	Notional	Expiration		(Depreciation)
LONG FUTURES CONTRACTS ** - 0.8% (Continued)
FTSE 100 Index Future	Goldman Sachs	6	$683,200	12/15/2017		$23,198
Hang Seng Index Future	Goldman Sachs	2	2,820,000	11/29/2017		(398)
IBEX - 35 Index Future	Goldman Sachs	17	1,792,718	11/17/2017		80,994
S&P/TSX 60 IX Future	Goldman Sachs	2	378,240	12/14/2017		19,489
TOPIX Index Future	Goldman Sachs	13	229,190,000	12/7/2017		193,142
10- Year US Treasury Note Future	Goldman Sachs	4	499,750	12/19/2017		1,115
TOTAL FUTURES CONTRACTS PURCHASED						366,698

SHORT FUTURES CONTRACTS ** - (0.3)%
Amsterdam index Future	Goldman Sachs	(4)	441,320	11/17/2017		(8,470)
Dax Index Future	Goldman Sachs	(1)	330,550	12/15/2017		(20,730)
Euro-Bond Future	Goldman Sachs	(40)	6,510,000	12/7/2017		(29,761)
Long Gilt Future	Goldman Sachs	(64)	7,957,120	12/27/2017		207,535
SPI 200 Future	Goldman Sachs	(4)	588,800	12/21/2017		(1,291)
TOTAL FUTURES CONTRACTS SOLD						147,283

WRITTEN PUT FUTURE OPTIONS *- 0.0%					Exercise Price	Value
Swiss Market Index	Goldman Sachs	(50)	299,395	12/16/2017	CHF 9,012	3,004
Swiss Market Index	Goldman Sachs	(50)	304,990	12/18/2017	CHF 9,018	3,060
Swiss Market Index	Goldman Sachs	(10)	106,565	12/18/2017	CHF 9,195	1,069
						7,133
WRITTEN CALL FUTURE OPTIONS *- 0.1%
S&P 500 E-Mini Option	Goldman Sachs	(121)	29,343	11/20/2017	USD 2,610	14,671
Swiss Market Index	Goldman Sachs	(60)	756,858	12/18/2017	CHF 9,245	7,593
						22,264

TOTAL WRITTEN FUTURE OPTIONS - (Premium - $44,405)						29,397

CHF - Swiss Franc

ETF - Exchange Traded Fund

*	Non income producing security.

+	Each option contract allows holder to purchase/sell 100 shares of the underlying security at the exercise price.

++	All or part of the security was held as collateral for futures outstanding as of October 31, 2017.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $3,136,852.

^^	Variable rate security. Interest rate is as of October 31, 2017.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(a)	Option has no cost associated with it.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments LLC)

High-yield bonds, as measured by the BofA ML US Cash Pay High Yield Index, outperformed investment-grade corporate bonds, as measured by the BofA ML US Corporate Index, and Treasury bonds, as measured by the BofA ML US Treasury Index, during the most recent fiscal quarter. In the three-month period ended October 31, 2017, high-yield bonds rose 1.3 percent, investment-grade corporate bonds increased 1.0 percent, while Treasury bonds increased only 0.1 percent. This outperformance of high-yield bonds extended its gains for the fiscal year to over 9.1 percent versus 3.5 percent for investment-grade corporate bonds and a decline of 0.6 percent for Treasury bonds. Since the start of the fiscal year, the Fed increased the Fed Funds rate three times for a total increase of 0.75 percent, with guidance that more increases would be on the way.

High-yield spreads resumed their tightening trend in the final months of the fiscal year amid a sharp climb in oil prices, a relatively stable backdrop for Treasury rates and another record high in equity markets. However, investor concerns over political discord in Washington, terrorist attacks in Spain, and an emboldened North Korea combined amid dwindling August trading volumes to take Treasury rates lower and spreads wider in most fixed income securities. This trajectory reversed course again in September as high-yield securities generally benefitted from optimism surrounding the release of a plan for U.S. tax reform, a firmer backdrop for oil prices and energy-related bonds, and fresh record highs in the U.S. equity markets. The primary market remained active with gross new issuance totaling $79.8 billion during the third calendar quarter. However, this net new volume lagged the pace that investors experienced this time last year.

The Sub-Adviser’s approach to high-yield is generally focused on single-B and higher-rated debt, and has limited exposure to triple-C rated bonds. High-yield bonds rated double-B and single-B, as measured by the Barclays U.S. Corporate High-Yield Ba/B 2% Issuer Capped Index, experienced a one basis point increase in yields from beginning to end of the most recent fiscal quarter. Yield levels are within 32 basis points of the 5-year low yield of 4.34 percent set in May 2013. During the fiscal year, the yield on these higher-rated high-yield bonds declined 64 basis points. Although meaningful, this decline is less than one-third of the 209 basis point decline in yields experienced within the bonds rated below single-B.

The Fund generally benefitted from security selection while sector selection served as a slight contributor for the period. From a sector selection standpoint, the Fund benefitted from an overweight allocation to energy names and underweight allocations to communications and consumer non-cyclical names. For example, within the energy sector the Fund held DCP Midstream LLC (23311RAH9) (holding percentage*: 0.71 percent), one of the largest natural gas gatherers and transporters in North America. During the most recent fiscal quarter, the DCO Midstream LLC 5.85 percent bond maturing in 2043 experienced a price increase of 2.0 percent. This brought its performance over the fiscal year to 18.7 percent, after combining the 11.8 percent price increase over the 12-month period with the yield of the 5.85 percent coupon.

Although the Fund was underweight the communications sector, some of the Fund’s largest positions were in the communications space. For example, the Fund continued to hold the Sprint Corp. 7.875 percent bond maturing in 2023 (85207UAF2) (holding percentage*: 0.96 percent). Sprint is currently the fourth largest wireless carrier in the United States, and during the final fiscal quarter, the Sprint Corp. bond experienced a price decline of 1.5 percent, which was more than offset by the 7.875 percent coupon. This same bond was held in the Fund during the entire fiscal year, and saw its price appreciate 12.9 percent in addition to its yield, making it one of the Fund’s strongest performing holdings for the 12-month period. The largest bond holding in the Fund at the end of the fiscal year was the SFR Group SA 7.375 percent bond maturing in 2026 (67054KAA7) (holding percentage*: 1.52 percent), a French cable and fiber optic service provider for both businesses and end-consumers. During the final months of the fiscal year, the SFR Group SA bond experienced a price decline of 0.7 percent, but the 7.375 percent coupon offset the decline to make this another positive performer.

The Sub-Adviser believes that the trend in earnings results indicates that fundamentals remain stable-to-improving and is optimistic that it will continue for the remainder of 2017. It also believes that leverage metrics are near longer-term averages with an improving trend, though momentum is slowing. The Sub-Adviser also views option-adjusted spreads as ranging from the tight to midpoint of fair value, but remains concerned about high-yield bonds’ historical higher correlation during equity drawdowns. While current valuations are tight relative to longer-term historical averages, the fundamental backdrop continues to provide encouragement for the Sub-Adviser and it expects the default environment to remain benign.

*	Holdings percentage(s) as of 10/31/2017

Growth of $100,000 Investment

Total Returns as of October 31, 2017
		Annualized	Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Ten Years	Inception(7/1/05)
Class N	8.19%	3.90%	4.30%	5.51%	5.39%
Class C	7.45%	3.12%	3.53%	4.73%	4.61%
Class A with load of 4.50%	2.91%	2.06%	3.07%	4.75%	4.46%*
Class A without load	7.82%	3.64%	4.02%	5.23%	4.90%*
BofA ML BB-B U.S. Non-Distressed HY Index	5.87%	4.78%	5.62%	6.35%	6.45%
Barclays U.S. Corporate High-Yield Bond	7.94%	4.93%	5.31%	7.02%	6.91%
Ba/B 2% Issuer Capped Index
Morningstar High-Yield Bond Category	7.84%	4.07%	4.98%	5.73%	5.91%

*	Class A commenced operations on January 3, 2007.

BofA ML BB-B U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high-yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index. Investors cannot invest directly in an index or benchmark.

Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.09% for Class N, 1.84% for Class C and 1.34% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 94.9%
AEROSPACE/DEFENSE - 1.2%
Orbital ATK, Inc.	$470,000	5.500%	10/1/2023	$502,606
Triumph Group, Inc. ^	725,000	4.875	4/1/2021	721,375
UAL 2007-1 Pass Through Trust	266,212	6.636	7/2/2022	290,171
				1,514,152
AUTO MANUFACTURERS - 0.8%
JB Poindexter & Co., Inc. - 144A	885,000	9.000	4/1/2022	928,144

AUTO PARTS & EQUIPMENT - 0.6%
Delphi Technologies PLC - 144A	765,000	5.000	10/1/2025	772,650

BUILDING MATERIALS - 1.1%
Boise Cascade Co. - 144A	825,000	5.625	9/1/2024	862,125
Standard Industries, Inc. - 144A	500,000	5.000	2/15/2027	522,350
				1,384,475
CHEMICALS - 2.3%
Consolidated Energy - 144A	685,000	6.875	6/15/2025	726,100
Hexion, Inc.	650,000	6.625	4/15/2020	581,750
Nova Chemicals Corp. - 144A	900,000	5.000	5/1/2025	918,000
Trinseo - 144A	580,000	5.375	9/1/2025	611,900
				2,837,750
COAL - 0.6%
SunCoke Energy Partners LP - 144A	735,000	7.500	6/15/2025	773,588

COMMERCIAL SERVICES - 3.0%
Cimpress NV - 144A	1,350,000	7.000	4/1/2022	1,412,437
Great Lakes Dredge & Dock Corp.	725,000	8.000	5/15/2022	764,875
Herc Rentals, Inc. - 144A	459,000	7.500	6/1/2022	499,071
Herc Rentals, Inc. - 144A ^	89,000	7.750	6/1/2024	98,123
KAR Auction Services, Inc. - 144A	350,000	5.125	6/1/2025	363,125
United Rentals North America, Inc. ^	610,000	4.875	1/15/2028	614,575
				3,752,206
COMPUTERS - 3.2%
Dell Int LLC/EMC Corp. - 144A	110,000	7.125	6/15/2024	121,459
Dell Int LLC/EMC Corp. - 144A	1,105,000	8.100	7/15/2036	1,405,009
Harland Clarke Holdings Corp. - 144A	800,000	9.250	3/1/2021	818,000
Harland Clarke Holdings Corp. - 144A	650,000	8.375	8/15/2022	684,125
Seagate HDD Cayman	990,000	4.875	6/1/2027	968,141
				3,996,734
COSMETICS/PERSONAL CARE - 0.5%
First Quality Finance Co., Inc. - 144A	600,000	5.000	7/1/2025	618,414

DISTRIBUTION/WHOLESALE - 0.4%
H&E Equipment Services, Inc. - 144A	495,000	5.625	9/1/2025	524,081

DIVERSIFIED FINANCIAL SERVICES - 6.2%
Alliance Data Systems Corp. - 144A	775,000	5.875	11/1/2021	804,063
Ally Financial, Inc. ^	570,000	5.750	11/20/2025	631,275
Credit Acceptance Corp.	487,000	7.375	3/15/2023	513,785
Drawbridge Special Opportunities Fund LP - 144A	975,000	5.000	8/1/2021	1,004,436
Enova International, Inc.	81,000	9.750	6/1/2021	86,670
Enova International, Inc. - 144A	960,000	8.500	9/1/2024	981,600
goeasy Ltd.	399,000	7.875	11/1/2022	410,244
LPL Holdings, Inc. - 144A	775,000	5.750	9/15/2025	807,938
Navient Corp.	700,000	5.625	8/1/2033	607,250
Quicken Loans, Inc. - 144A	875,000	5.750	5/1/2025	931,875
Springleaf Finance Corp. ^	775,000	6.125	5/15/2022	819,562
				7,598,698

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 94.9% (Continued)
ELECTRIC - 1.1%
Calpine Corp. - 144A	$500,000	5.250%	6/1/2026	$503,125
NextEra Energy Services - 144A	478,000	4.250	9/15/2024	483,975
NextEra Energy Services - 144A	307,000	4.500	9/15/2027	309,686
				1,296,786
ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
EnerSys - 144A	825,000	5.000	4/30/2023	868,312

ELECTRONICS - 1.1%
Ingram Micro, Inc.	600,000	5.450	12/15/2024	614,188
TTM Technologies, Inc. - 144A	750,000	5.625	10/1/2025	766,875
				1,381,063
ENERGY - 0.8%
Pattern Energy Group, Inc. - 144A	925,000	5.875	2/1/2024	987,438

ENGINEERING & CONSTRUCTION - 1.3%
Tutor Perini Corp. - 144A ^	750,000	6.875	5/1/2025	810,938
Weekley Homes LLC	800,000	6.000	2/1/2023	788,000
				1,598,938
ENTERTAINMENT - 2.4%
GLP Capital LP	450,000	5.375	4/15/2026	488,250
International Game Technology PLC - 144A	455,000	6.500	2/15/2025	513,012
Mohegan Tribal Gaming Authority - 144A ^	575,000	7.875	10/15/2024	614,531
Scientific Games International, Inc.	550,000	10.000	12/1/2022	610,462
Six Flags Entertainment Corp. - 144A	700,000	4.875	7/31/2024	721,875
				2,948,130
ENVIRONMENTAL CONTROL - 0.2%
Wranger Buyer Corp. - 144A	266,000	6.000	10/1/2025	273,315

FOOD - 2.0%
Albertsons Cos. LLC	835,000	5.750	3/15/2025	738,975
C&S Group Enterprises LLC - 144A	445,000	5.375	7/15/2022	433,875
Land O’Lakes Cap Trust - 144A	535,000	7.450	3/15/2028	628,625
Pilgrim’s Pride Corp. - 144A	605,000	5.875	9/30/2027	630,713
				2,432,188
FOREST PRODUCTS & PAPER - 0.8%
Cascades, Inc. - 144A	750,000	5.500	7/15/2022	776,250
Cascades, Inc. - 144A	200,000	5.750	7/15/2023	211,000
				987,250
HEALTHCARE-SERVICES - 3.7%
Centene Escrow Corp.	395,000	6.125	2/15/2024	425,613
CHS/Community Health Systems, Inc.	535,000	5.125	8/1/2021	521,625
CHS/Community Health Systems, Inc.	394,000	6.250	3/31/2023	380,703
DaVita, Inc.	485,000	5.125	7/15/2024	487,122
HCA Corp.	535,000	7.500	11/15/2095	550,354
HCA, Inc. ^	650,000	7.500	2/15/2022	739,375
HCA, Inc.	300,000	5.250	6/15/2026	319,875
Tenet Healthcare Corp.	575,000	6.000	10/1/2020	605,906
Tenet Healthcare Corp. ^	525,000	6.750	6/15/2023	494,812
				4,525,385
HOME BUILDERS - 1.2%
Lennar Corp.	385,000	4.500	4/30/2024	397,512
Mattamy Group Corp. - 144A ^	743,000	6.500	10/1/2025	778,292
Meritage Homes Corp.	300,000	7.000	4/1/2022	343,500
				1,519,304

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 94.9% (Continued)
INTERNET - 1.5%
Cogent Communications Group, Inc. - 144A ^	$700,000	5.375%	3/1/2022	$742,875
Netflix, Inc. ^	650,000	5.875	2/15/2025	703,365
Zayo Group LLC	375,000	6.375	5/15/2025	405,041
				1,851,281
IRON/STEEL - 0.7%
ArcelorMittal	750,000	6.125	6/1/2025	868,852

LEISURE TIME - 1.2%
Sabre GLBL, Inc. - 144A	675,000	5.375	4/15/2023	711,342
Silversea Cruise Finance Ltd. - 144A	700,000	7.250	2/1/2025	754,250
				1,465,592
LODGING - 1.4%
Caesars Growth Properties Holdings LLC	450,000	9.375	5/1/2022	485,100
Hilton Grand Vacations LLC - 144A	551,000	6.125	12/1/2024	606,789
Wyndham Worldwide Corp.	565,000	4.500	4/1/2027	578,206
				1,670,095
MACHINERY - 0.4%
Terex Corp. - 144A	433,000	5.625	2/1/2025	459,521

MEDIA - 9.4%
Altice Financing SA - 144A	1,200,000	7.500	5/15/2026	1,318,500
Altice Luxembourg SA - 144A	950,000	7.625	2/15/2025	1,034,313
Belo Corp.	626,000	7.750	6/1/2027	715,205
Block Communications, Inc. - 144A ^	695,000	6.875	2/15/2025	754,075
CCO Holdings LLC - 144A ^	940,000	5.000	2/1/2028	937,650
Clear Channel Worldwide Holdings, Inc.	780,000	6.500	11/15/2022	811,200
CSC Holdings LLC - 144A ^	915,000	5.500	4/15/2027	944,738
DISH DBS Corp.	755,000	7.750	7/1/2026	828,612
McGraw-Hill Global Education Holdings LLC - 144A ^	600,000	7.875	5/15/2024	606,000
SFR Group SA - 144A	1,725,000	7.375	5/1/2026	1,860,844
Sirius XM Radio, Inc. - 144A	730,000	5.375	7/15/2026	771,062
UPCB Finance IV Ltd. - 144A	350,000	5.375	1/15/2025	359,625
Ziggo Secured Finance BV - 144A	700,000	5.500	1/15/2027	715,750
				11,657,574
METAL FABRICATE - 1.3%
Grinding Media, Inc. - 144A	750,000	7.375	12/15/2023	817,500
Novelis Corp. - 144A	725,000	5.875	9/30/2026	749,012
				1,566,512
MINING - 2.6%
Coeur Mining, Inc.	710,000	5.875	6/1/2024	712,663
First Quantum Minerals Ltd. - 144A	900,000	7.250	4/1/2023	954,000
FMG Resources (August 2006) Pty Ltd. - 144A ^	800,000	4.750	5/15/2022	819,000
Hudbay Minerals, Inc. - 144A	560,000	7.625	1/15/2025	620,200
Northwest Acquisitions LLC - 144A	94,000	7.125	11/1/2022	97,290
				3,203,153

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2017

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BONDS & NOTES - 94.9% (Continued)
OIL & GAS - 8.9%
Antero Resources Corp.		$490,000	5.375%	11/1/2021	$504,700
Antero Resources Corp.		240,000	5.125	12/1/2022	247,800
Carrizo Oil & Gas, Inc. ^		600,000	6.250	4/15/2023	613,500
Continental Resources, Inc.		400,000	5.000	9/15/2022	406,000
Continental Resources, Inc.		200,000	4.500	4/15/2023	203,000
Denbury Resources, Inc. - 144A		495,000	9.000	5/15/2021	486,338
EP Energy LLC - 144A ^		755,000	8.000	11/29/2024	773,875
Hilcorp Energy LP - 144A		960,000	5.000	12/1/2024	960,000
MEG Energy Corp. - 144A		1,050,000	6.375	1/30/2023	966,000
MEG Energy Corp. - 144A ^		750,000	6.500	1/15/2025	749,062
Murphy Oil USA, Inc.		129,000	5.625	5/1/2027	137,224
Newfield Exploration Co.		700,000	5.375	1/1/2026	747,250
Oasis Petroleum, Inc. ^		395,000	6.875	3/15/2022	406,850
PBF Holding Co. LLC - 144A		1,075,000	7.250	6/15/2025	1,113,969
QEP Resources, Inc.		600,000	5.375	10/1/2022	598,500
RSP Permian, Inc. - 144A #		600,000	5.250	1/15/2025	613,500
Sanchez Energy Corp. ^		710,000	6.125	1/15/2023	596,400
SM Energy Co.		125,000	5.625	6/1/2025	122,187
Southwestern Energy Co.		225,000	7.500	4/1/2026	233,719
WPX Energy, Inc. ^		520,000	6.000	1/15/2022	544,050
					11,023,924
OIL & GAS SERVICES - 2.1%
Bristow Group, Inc. ^		350,000	6.250	10/15/2022	251,563
Forum Energy Technologies		605,000	6.250	10/1/2021	606,512
KCA Deutag UK Finance PLC - 144A		700,000	9.875	4/1/2022	735,875
Trinidad Drilling Ltd. - 144A		675,000	6.625	2/15/2025	659,812
Weatherford Bermuda Holdings Ltd. ^		275,000	9.875	2/15/2024	295,625
					2,549,387
PACKAGING & CONTAINERS - 1.5%
Crown Cork & Seal Co., Inc.		500,000	7.375	12/15/2026	590,000
Multi-Color Corp. - 144A		600,000	4.875	11/1/2025	607,500
Owens-Brockway Glass Container, Inc. - 144A		550,000	5.375	1/15/2025	589,187
					1,786,687
PHARMACEUTICALS - 1.8%
Endo Finance LLC - 144A		550,000	5.375	1/15/2023	445,500
Endo Finance LLC - 144A		225,000	6.000	2/1/2025	180,000
Valeant Pharmaceuticals International, Inc. - 144A		690,000	5.875	5/15/2023	584,775
Valeant Pharmaceuticals International, Inc. - 144A ^		950,000	7.000	3/15/2024	1,030,750
					2,241,025
PIPELINES - 7.7%
Antero Midstream Partners LP		600,000	5.375	9/15/2024	627,000
Cheniere Corpus Christi Holdings LLC		1,200,000	7.000	6/30/2024	1,375,500
Cheniere Energy Partners - 144A		792,000	5.250	10/1/2025	817,740
DCP Midstream Operating LP - 144A +	LIBOR + 3.850%	915,000	5.850	5/21/2043	874,969
DCP Midstream Operating LP - 144A		570,000	6.450	11/3/2036	605,625
Energy Transfer Equity		620,000	4.250	3/15/2023	632,406
Genesis Energy LP ^		900,000	6.000	5/15/2023	906,750
Holly Energy Partners LP - 144A		760,000	6.000	8/1/2024	799,900
Rose Rock Midstream LP		700,000	5.625	7/15/2022	693,000
SemGroup Energy Partners LP - 144A ^		554,000	7.250	3/15/2026	566,465
Summit Midstream Holdings LLC ^		730,000	5.750	4/15/2025	748,250
Tallgrass Energy Partners LP - 144A		775,000	5.500	9/15/2024	805,031
					9,452,636

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 94.9% (Continued)
REAL ESTATE - 1.4%
Kennedy-Wilson, Inc.	$935,000	5.875%	4/1/2024	$971,231
Realogy Group LLC - 144A	755,000	4.875	6/1/2023	781,199
				1,752,430
REITS - 4.1%
CTR Partnership LP	775,000	5.250	6/1/2025	798,250
ESH Hospitality, Inc. - 144A	590,000	5.250	5/1/2025	611,388
GEO Group, Inc.	575,000	6.000	4/15/2026	603,750
Iron Mountain, Inc. - 144A ^	505,000	4.875	9/15/2027	513,994
iStar, Inc.	733,000	5.250	9/15/2022	753,157
iStar, Inc.	250,000	6.000	4/1/2022	260,625
MPT Operating Partnership LP	706,000	5.000	10/15/2027	727,180
Starwood Property Trust, Inc. ^	775,000	5.000	12/15/2021	813,750
				5,082,094
RETAIL - 3.4%
Brinker International, Inc. - 144A	850,000	5.000	10/1/2024	852,125
Conn’s, Inc. ^	608,000	7.250	7/15/2022	598,880
FirstCash, Inc. - 144A ^	350,000	5.375	6/1/2024	367,395
Golden Nugget, Inc. - 144A	650,000	8.750	10/1/2025	669,500
Lithia Motors, Inc. - 144A ^	583,000	5.250	8/1/2025	612,879
Staples, Inc. - 144A ^	1,280,000	8.500	9/15/2025	1,132,800
				4,233,579
SEMICONDUCTORS - 0.8%
NXP Funding LLC - 144A	500,000	4.625	6/1/2023	540,000
Sensata Technologies BV - 144A	434,000	4.875	10/15/2023	457,328
				997,328
SOFTWARE - 1.5%
Donnelley Financial Solutions, Inc. ^	1,225,000	8.250	10/15/2024	1,318,406
Nuance Communications, Inc. - 144A	475,000	5.625	12/15/2026	507,063
				1,825,469
TELECOMMUNICATIONS - 8.0%
C&W Senior Financing Designated Activity Co. - 144A	733,000	6.875	9/15/2027	767,818
CenturyLink, Inc.	610,000	5.800	3/15/2022	621,437
Embarq Corp.	600,000	7.995	6/1/2036	608,250
Hughes Satellite Systems	900,000	6.625	8/1/2026	951,750
Intelsat Jackson Holdings SA	800,000	5.500	8/1/2023	684,000
Intelsat Luxembourg SA	735,000	8.125	6/1/2023	449,728
Plantronics, Inc. - 144A	424,000	5.500	5/31/2023	443,080
Sprint Capital Corp. ^	555,000	6.875	11/15/2028	593,503
Sprint Corp.	463,000	7.250	9/15/2021	505,828
Sprint Corp.	1,055,000	7.875	9/15/2023	1,181,600
Sprint Corp. ^	1,130,000	7.125	6/15/2024	1,224,287
Telesat Canada - 144A ^	800,000	8.875	11/15/2024	898,000
US Cellular Corp.	97,000	6.700	12/15/2033	102,820
Viasat, Inc. - 144A	855,000	5.625	9/15/2025	868,894
				9,900,995

TOTAL BONDS & NOTES (Cost - $114,869,819)				117,107,135

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2017

		Interest
Security	Shares	Rate		Value
SHORT-TERM INVESTMENT - 4.3%
MONEY MARKET FUND - 4.3%
First American Government Obligations Fund - Class Z, 0.90%	5,373,110	0.90	% +	$5,373,110
TOTAL SHORT-TERM INVESTMENT (Cost - $5,373,110)

COLLATERAL FOR SECURITIES LOANED - 19.6%
Mount Vernon Prime Portfolio (Cost - $24,186,280)	24,186,280	1.32	% +	24,186,280

TOTAL INVESTMENTS - 118.8% (Cost - $144,429,209)				$146,666,525
LIABILITIES IN EXCESS OF OTHER ASSETS - (18.8)%				(23,229,714)
NET ASSETS - 100.0%				$123,436,811

^	All or a portion of these securities are on loan. Total loaned securities had a value of $23,267,101 at October 31, 2017.

+	Variable rate security. Interest rate is as of October 31, 2017.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2017 the total market value of 144A securities is $69,124,122 or 56.00% of net assets.

# - Exchanged coupon bond

LLC - Limited Liability Corporation

LP - Limited Partnership

REITS - Real Estate Investment Trusts.

Portfolio Composition ** - (Unaudited)
Collateral For Securities Loaned	16.5%	Ba1	5.5%
B1	15.4%	Short-Term Investment	3.7%
B3	15.0%	Baa3	2.6%
Ba3	13.6%	Caa2	1.3%
B2	10.1%	Baa2	0.7%
Ba2	8.3%	Other	0.6%
Caa1	6.4%	Ca	0.3%
		Total	100.0%

**	Based on total value of investments as of October 31, 2017. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Dividend Fund (Unaudited)
Message from the Sub-Adviser (Sungarden Fund Management, LLC)

The Sub-Adviser believes U.S stocks have surprisingly detached themselves from the theme that dividend stocks move in concert with broad market returns over the twelve-month period ending October 31, 2017. The Sub-Adviser points out that there is only two other times that the equity markets have acted in a similar manner, which were 1999 and 2007. Those two years preceded large downturns in the market. In addition, the Sub-Adviser continues to believe that the bond bull market appears to be finally ending, with interest rates poised to move higher in December and throughout 2018. According to the Sub-Adviser, the use of algorithms and ETFs has created an environment where markets backstop any 5 percent pullbacks. Those backstops keep market momentum moving forward and therefore the appeal of dividend stocks, which typically have more value in down markets, is not as strong overall. The Sub-Adviser believes in the next 4 to 16 months there may be greater volatility in the overall market, which may help investors see the value once again in dividend stocks. Conservative strategies, as measured by the Dow Jones Moderately Conservative Portfolio Index, gained 8.3 percent over the fiscal period ended October 31, 2017.

One of the goals of the Fund is downside protection. This goal can lower returns when the equity market is marching forward. The Fund also is an income and yield oriented portfolio which is achieved through equity dividends. Another goal of the Fund is to produce long-term growth. The Sub-Adviser’s investment process consists of investing in large capitalization common stocks and American Depositary Receipts (ADRs) that offer above-average dividend yields. The portfolio’s hedging portion is achieved using securities such as inverse exchange traded funds (ETFs), which aim to deliver performance opposite a major stock index (e.g., S&P 500); put options on indexes, ETFs, and individual securities; and cash.

The Sub-Adviser notes that the Fund was negatively impacted by the return of a large conglomerate company and one of its core telecommunications companies. General Electric Co. (GE) (holding percentage*: 3.35 percent), a worldwide infrastructure and technology company, had a 12-month dividend yield of 5.3 percent and experienced a 28.4 percent decline over the fiscal period. One of the Fund’s core telecommunications holding, AT&T (T) (holding percentage*: 3.72 percent) declined 3.9 percent over the fiscal period and paid out a 5.8 percent 12-month dividend yield. GE and Telecoms are a core holding for many dividend-oriented managers, and while the Fund’s allocation to these sectors was moderate during the period, they did detract from performance.

Holdings that contributed strongly to the upside included a pharmaceutical company and an automotive manufacturer. AbbVie Inc. (ABBV) (holding percentage*: 3.51 percent), the spinoff company of Abbott Laboratories that discovers, develops, manufactures, and sells pharmaceutical products worldwide, had a 12-month dividend yield of 2.7 percent and returned 67.8 percent for the fiscal year. General Motors Co. (GM) (holding percentage*: 1.95 percent) is an American multinational corporation that designs, manufactures, markets, and distributes vehicles and vehicle parts worldwide. The company is being recognized for its potential market dominance in autonomous driving vehicles, contributing to its 41.9 percent return in the fiscal year while maintaining its 3.6 percent dividend yield.

The Sub-Adviser reduced positions on some of its core holdings throughout the year so that no more than 4 percent was allocated to one holding–the Sub-Adviser believes this will minimize volatility for the future. Core holdings are the stocks that the Fund expects to hold for the longest period of time, hopefully for years. They are businesses the Sub-Adviser believes have sustainable competitive advantages and whose financial condition will support their above-average dividend payments well into the future.

In addition to these core holdings, the Sub-Adviser took advantage of a low-volatility market environment to purchase positions in a variety of put and call options. Most of these are “defensive” in nature, such as the purchase of put options, in which the Fund spends a modest amount of capital to try to protect the portfolio from a large decline in the broad equity market, one of its component sectors, or individual stocks. A key theme in this portion of the portfolio is the focus the Sub-Adviser has taken on attempting to benefit from a rise in interest rates. There are many ways to accomplish this, including put purchases on ETFs representing the various segments of the bond market, as well as equity sectors that are considered interest rate sensitive. These include REITs, Utilities, Telecommunications and Energy stocks which also tend to be the sectors that dominate dividend stock investing.

The Sub-Adviser has also made modest use of call options to minimize capital outlay to pursue profits in certain market segments or individual companies. This is a strategy that is employed when the Sub-Adviser believes that reward potential in a specific security is high, but risk is as well. The purchase of a call or put option allows the Sub-Adviser to have more exposure to movements of the stock one way or another at a small fraction of the value of securities that option controls. This is one of many risk-management measures the Sub-Adviser employs.

The bottom-line for investors in the Fund is that the Sub-Adviser believes that current market conditions play right into the hands of flexible, market-agnostic investors. Furthermore, they believe that 2018 will usher in an era in which long-short, dividend-focused investing will be increasingly recognized for its value. The Sub-Adviser believes that there will be a reversion to the mean and low yielding stocks will not continue to outperform dividend yielding equities.

*	Holdings percentage(s) as of 10/31/2017.

Growth of $100,000 Investment

Total Returns as of October 31, 2017
		Annualized Since
	One Year	Inception (8/31/2016)
Class N	0.99%	(1.18)%
Class C	(0.05)%	(2.12)%
Class A with load of 5.75%	(5.05)%	(6.21)%
Class A without load	0.78%	(1.35)%
Dow Jones Moderately Conservative Portfolio Index	8.23%	5.73%
Morningstar Long/Short Equity Category	11.14%	8.48%

The Dow Jones Moderately Conservative Portfolio Index is a member of the Relative Risk Index Series and designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Conservative Portfolio Index risk level is set to 40% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

The Morningstar Long/Short Equity Category is generally representative of long/short portfolios that hold at least 75% of their assets in equity securities that are both long and short positions and their related derivatives.

As disclosed in the Trust’s latest registration statement as supplemented,, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.72% for Class N, 2.72% for Class C and 1.97% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Alternative Dividend Fund
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 77.0%
AGRICULTURE - 0.7%
Altria Group, Inc.	4,000	$256,880

APPAREL - 0.7%
VF Corp. ^	3,500	243,775

AUTO MANUFACTURERS - 2.0%
General Motors Co.	17,300	743,554

CHEMICALS - 2.2%
LyondellBasell Industries NV	8,000	828,240

COMPUTERS - 2.1%
International Business Machines Corp.	5,200	801,112

DISTRIBUTION/WHOLESALE - 0.6%
Fastenal Co.	5,000	234,850

DIVERSIFIED FINANCIAL SERVICES - 1.0%
Alliance Data Systems Corp. ^	1,700	380,341

ELECTRIC - 7.6%
Duke Energy Corp.	4,000	353,240
Entergy Corp.	10,600	914,356
PPL Corp.	19,900	747,444
Southern Co.	15,500	809,100
		2,824,140
ELECTRICAL COMPONENTS & EQUIPMENT - 2.2%
Emerson Electric Co. ^	12,900	831,534

ELECTRONICS - 2.2%
Garmin Ltd. ^	14,500	820,845

HEALTHCARE PRODUCTS - 2.0%
Henry Schein, Inc. *	4,500	353,700
Zimmer Biomet Holdings, Inc.	3,100	377,022
		730,722
IRON/STEEL - 1.0%
United States Steel Corp. ^	15,000	379,800

LODGING - 4.0%
Las Vegas Sands Corp. ^	23,500	1,489,430

MINING - 2.0%
Compass Minerals International, Inc. ^	11,500	754,400

MISCELLANEOUS MANUFACTURING - 3.4%
General Electric Co.	63,200	1,274,112

OIL & GAS - 4.5%
BP PLC - ADR	5,000	203,350
Chevron Corp.	6,400	741,696
Schlumberger Ltd.	11,200	716,800
		1,661,846
PHARMACEUTICALS - 7.2%
AbbVie, Inc.	14,800	1,335,700
GlaxoSmithKline PLC - ADR ^	37,000	1,347,910
		2,683,610

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Alternative Dividend Fund (Continued)
October 31, 2017

Security					Shares	Value
COMMON STOCKS - 77.0% (Continued)
REITS - 12.4%
EPR Properties ^					10,400	$719,472
Host Hotels & Resorts, Inc. ^					85,000	1,662,600
Public Storage ^					3,700	766,825
Ventas, Inc.					23,700	1,487,175
						4,636,072
RETAIL - 4.0%
Dollar General Corp.					5,000	404,200
Kohl’s Corp.					16,700	697,392
L Brands, Inc. ^					8,700	374,448
						1,476,040
SEMICONDUCTORS - 4.4%
Intel Corp.					19,000	864,310
QUALCOMM, Inc.					15,000	765,150
						1,629,460
SOFTWARE - 1.0%
Veeva Systems, Inc. *					6,200	377,828

TELECOMMUNICATIONS - 9.8%
AT&T, Inc.					42,100	1,416,665
Cisco Systems, Inc.					22,000	751,300
Verizon Communications, Inc.					31,300	1,498,331
						3,666,296

TOTAL COMMON STOCKS (Cost - $28,328,436)						28,724,887

EXCHANGE TRADED FUNDS - 18.1%
DEBT EXCHANGE TRADED FUNDS - 2.8%
iShares 0-5 Year High Yield Corporate Bond ETF					11,000	524,810
SPDR Bloomberg Barclays Convertible Securities					10,000	517,900
TOTAL DEBT EXCHANGE TRADED FUNDS						1,042,710

EQUITY EXCHANGE TRADED FUNDS - 15.3%
Global SuperDividend US ETF					92,832	2,339,367
iShares China Large-Cap ETF ^					16,000	734,880
iShares International Select Dividend ETF					56,000	1,875,440
iShares Select Dividend ETF					8,000	758,000
TOTAL EQUITY EXCHANGE TRADED FUNDS						5,707,687
TOTAL EXCHANGE TRADED FUNDS (Cost - $6,616,744)						6,750,397

	Counterparty	Contracts**	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS * - 1.2%
PURCHASED PUT OPTIONS * - 1.1%
AbbVie, Inc.	Pershing	75	$676,875	$90.00	1/22/2018	28,875
AT&T, Inc.	Pershing	100	336,500	33.00	1/22/2018	9,900
Garmin Ltd.	Pershing	70	396,270	55.00	1/22/2018	11,480
General Electric Co.	Pershing	450	907,200	22.00	12/18/2017	93,600
General Motors Co.	Pershing	100	429,800	44.00	1/22/2018	25,000
iShares 20+ Year Treasury Bond	Pershing	50	622,300	123.00	12/18/2017	6,200
iShares 20+ Year Treasury Bond	Pershing	25	311,150	120.00	1/22/2018	2,225
iShares 20+ Year Treasury Bond	Pershing	25	311,150	117.00	3/19/2018	2,475

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Alternative Dividend Fund (Continued)
October 31, 2017

Security	Counterparty	Contracts**	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED PUT OPTIONS * - 1.1% (Continued)
iShares iBoxx $ High Yield Corporate Bond	Pershing	50	$442,350	$83.00	12/18/2017	$625
PowerShares DB US Dollar Index	Pershing	200	491,600	22.00	1/22/2018	200
PowerShares DB US Dollar Index	Pershing	200	491,600	23.00	1/22/2018	400
PowerShares DB US Dollar Index	Pershing	200	491,600	22.00	3/19/2018	700
PowerShares DB US Dollar Index	Pershing	200	491,600	23.00	3/19/2018	500
PowerShares QQQ Trust Series 1	Pershing	50	760,750	142.00	1/22/2018	6,600
PowerShares QQQ Trust Series 1	Pershing	100	1,521,500	142.00	3/19/2018	24,800
PowerShares QQQ Trust Series 1	Pershing	50	760,750	135.00	1/22/2019	26,750
S&P 500 Index SPX	Pershing	30	7,725,780	2,475.00	3/19/2018	114,150
S&P 500 Index SPX	Pershing	30	7,725,780	2,475.00	12/18/2017	32,550
Verizon Communications, Inc.	Pershing	200	957,400	47.00	1/22/2018	24,800
TOTAL PURCHASED PUT OPTIONS (Cost - $599,122)						411,830

PURCHASED CALL OPTIONS * - 0.1%
Cameco Corp.	Pershing	100	81,400	10.00	12/18/2017	2,000
Cameco Corp.	Pershing	200	162,800	9.00	1/22/2018	500
Technology Select Sector SPDR	Pershing	100	629,500	63.00	1/22/2018	15,300
Technology Select Sector SPDR	Pershing	100	629,500	65.00	1/22/2018	6,100
TOTAL PURCHASED CALL OPTIONS (Cost - $39,715)						23,900
TOTAL PURCHASED OPTIONS (Cost - $638,837)						435,730

		Interest
Security	Shares	Rate		Value
SHORT-TERM INVESTMENT - 5.8%
MONEY MARKET FUND - 5.8%
Invesco Short-Term Investments Trust Treasury Portfolio - Institutional Class	2,174,148	0.94	% +	2,174,148
TOTAL SHORT-TERM INVESTMENT (Cost - $2,174,148)

COLLATERAL FOR SECURITIES LOANED - 22.1%
Mount Vernon Prime Portfolio, 1.32% + (Cost - $8,225,547)	8,225,547	1.32	% +	8,225,547

TOTAL INVESTMENTS - 124.2% (Cost - $45,983,712)				$46,310,709
LIABILITIES IN EXCESS OF OTHER ASSETS - (24.2)%				(9,021,315)
NET ASSETS - 100.0%				$37,289,394

*	Non-Income producing security.

**	Each Purchased Put Option and Call Option contract allows the Fund to sell/buy 100 shares of the underlying security at the exercise price.

+	Variable rate security. Interest rate is as of October 31, 2017

^	All of a portion of these securities are on loan. Total loaned securities had a value of $8,003,525 at October 31, 2017.

ADR- American Depositary Receipt.

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

ETF - Exchange Traded Fund

Portfolio Composition * - (Unaudited)
Collateral for Securities Loaned	17.8%	Technology	6.1%
Exchange Traded Funds	14.5%	Utilities	6.1%
Financial	10.9%	Short-Term Investment	4.7%
Consumer, Cyclical	9.0%	Basic Materials	4.2%
Consumer, Non-cyclical	8.0%	Energy	3.5%
Communications	7.9%	Purchased Options	0.9%
Industrial	6.4%	Total	100.0%

*	Based on total value of investments as of October 31, 2017.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Allianz Global Investors)

International bonds continued to see U.S. dollar movements relative to foreign currencies cause volatility in foreign bond markets. During the most recent fiscal quarter, international bonds, as measured by the Barclays Global Aggregate Ex-U.S. Bond Index, declined 1.0 percent after increasing 4.8 percent the previous fiscal quarter, and decreasing 2.5 percent over the first half of the fiscal year. Over the entire fiscal year, international bonds returned 1.3 percent. The most recent fiscal quarter’s loss was somewhat attributed to the movement of the U.S. dollar, as it appreciated 1.8 percent against a basket of major world currencies. Conversely, the previous fiscal quarter’s gain was primarily attributed to a substantial decline in the U.S. dollar. Global growth trends continued to gain momentum, with investors eyeing decisions from President Trump and the European Central Bank policies as potential risks to growth. Similar to the prior fiscal year, this fiscal year saw much of the performance and volatility in the foreign bond market explained by currency movements and changes in spreads, particularly affected by economic releases and central bank actions in the United States and emerging market countries.

The Sub-Adviser implements a four-step investment process using four key macroeconomic factors in four major asset classes to achieve returns in five unique areas. The four macroeconomic factors are: global economic outlook, inflation, interest rates, and event risk. The four major asset classes are: developed sovereign (government debt), investment-grade credit (corporate debt), high-yield, and emerging markets. The four-step investment process has the following stages: assess relative value, risk management, bottom-up analysis, and implementation. Finally, the five return components are: country, currency, yield curve, duration, and spread/sector. The Sub-Adviser seeks to identify healthy countries by measuring the sustainability of public borrowing in the private sector as well as the effectiveness and credibility of that nation’s authorities.

During the first three fiscal quarters, the Sub-Adviser’s country selection detracted from Fund performance. While country selection underperformed, a core theme of the Sub-Adviser’s view on countries benefited the Fund through its relative exposure to Japan during the first fiscal quarter. The Sub-Adviser’s stance on Japan debt continued during the second fiscal quarter as the Fund held an underweight, which benefited performance. During the third fiscal quarter, the Sub-Adviser’s country selection detracted from Fund performance. A core theme of the Sub-Adviser’s view on countries that hindered the Fund was a steepening of the U.K. bonds yield curve. During the fourth fiscal quarter, the Sub-Adviser’s country selection, once again, benefited Fund performance. A core theme of the Sub-Adviser’s view on countries that aided the Fund was a steepening of the Japan yield curve. Having said that, a Japan bond that detracted from the Fund’s performance over the fourth fiscal quarter was a Japan Government Bond 20 Year Issue 1.70% 9/20/2033 (BF10LG6) (holding percentage*: 2.99 percent). The bond declined 0.3 percent in local currency terms during the fiscal year, from November 23, 2016, when the Sub-Adviser bought the bond, through the end of the fiscal year. Converting to U.S. dollars, the bond was down approximately 1.4 percent, as the yen’s value depreciated relative to the U.S. dollar over the fiscal year.

The Sub-Adviser’s active spread allocation contributed positively over the entire fiscal year. Over the first half of the fiscal year and through the third fiscal quarter, the Fund held an underweight to long-dated credit. In the fourth fiscal quarter, the Fund held an overweight to credit beta, sector and currency positioning, and a meaningful allocation to high-yield, which all had a positive effect on Fund performance. Also in the fourth fiscal quarter, the Fund’s duration positioning slightly detracted from Fund performance.

Throughout the fiscal year, while the Sub-Adviser believed that emerging markets countries were still working through their deleveraging cycle that was brought on during the financial crisis, it overweighted emerging markets currencies. During the first half of the year, that overweight benefited the Fund’s performance from gains in the Russian ruble and Brazilian real. The second half of the fiscal year saw a hinderance to the Fund’s performance from the overweight to emerging markets currencies in the form of a decline in the Mexican peso. The Mexican peso depreciated relative to the U.S. dollar over the entire fiscal year, a Mexico bond’s performance that was held within the Fund was hurt. The Mex Bonos Desarr Fix RT 5.75% 3/5/2026 (BYNMJL4) (holding percentage*: 0.43 percent) sovereign bond gained 0.4 percent in pesos, but lost 1.1 percent when converted to U.S. dollars.

The Sub-Adviser sees above-trend global growth, despite some signs of fading cyclical momentum, with G4 economies at close to full employment. It anticipates improvement in emerging markets fundamentals, and benign global inflationary pressures, even as spare capacity is eroded. Long-term inflation expectations remain subdued. The Sub-Adviser expects a gradualist Fed hiking cycle and less pressure on other G4 central banks to maintain a highly accommodative policy stance, with general central bank balance sheet tapering on the policy agenda. It is constructive on investment-grade bonds, given the supportive macro backdrop and stable-to-improving credit fundamentals. The Sub-Adviser believes that valuations look fair overall and expects returns to be driven mostly by the carry trade. It believes that financial companies have significantly de-risked their business models compared to the pre-crisis period and offer an attractive carry proposition compared to industrials, particularly core quality European tier 2, and holding company debt. The Sub-Adviser is cautious on industrials, as event risk remains elevated and valuations are less attractive. It believes that high-yield remains an attractive carry proposition, as fundamentals appear sound and it expects default rates to remain low. The Sub-Adviser remains cognizant of key risks, which it believes include the uncertainty around the ability of President Trump to implement new fiscal policy; protectionism, both in the U.S. and around the globe; and geopolitics. Other concerns surround less accommodative global monetary policies and the resulting tightening of financial conditions, raising downside global growth risks. Finally, the Sub-Adviser is watchful of bouts of volatility in global credit markets, given less policy accommodation, among other exogenous factors.

*	Holdings percentage(s) as of 10/31/2017.

Growth of $100,000 Investment

Total Returns as of October 31, 2017
		Annualized	Annualized Since
	One Year	Three Year	Inception (11/1/13)
Class N	0.67%	(0.71)%	(1.29)%
Class C	(0.08)%	(1.47)%	(2.04)%
Class A with load of 4.50%	(4.07)%	(2.44)%	(2.64)%
Class A without load	0.46%	(0.94)%	(1.52)%

Barclays Global ex-US Aggregate Bond Index Unhedged	1.26%	0.18%	(0.31)%
Morningstar World Bond Category	3.10%	1.32%	1.63%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.28% for Class N, 2.03% for Class C and 1.53% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund
October 31, 2017

	Principal		Interest
Security	Amount		Rate %	Maturity Date	Value
CORPORATE BONDS & NOTES - 43.9%
AGRICULTURE - 1.3%
BAT International Finance PLC	200,000	EUR	0.8750	10/13/2023	$237,076
Imperial Brands Finance PLC	200,000	EUR	2.2500	2/26/2021	248,641
					485,717
AUTO MANUFACTURERS - 2.6%
BMW Finance NV	400,000	EUR	0.7500	4/15/2024	476,431
FCE Bank PLC	200,000	EUR	1.8750	6/24/2021	246,775
Volkswagen International Finance NV	200,000	EUR	1.1250	10/2/2023	238,511
					961,717
BANKS - 16.2%
ABN AMRO Bank NV	200,000	EUR	6.3750	4/27/2021	280,839
Banco de Sabadell SA	300,000	EUR	0.6250	11/3/2020	356,919
BNP Paribas SA	250,000	EUR	2.8750	9/26/2023	332,289
BPCE SA	200,000	EUR	4.6250	7/18/2023	280,297
CaixaBank SA	400,000	EUR	0.6250	11/12/2020	476,255
Commonwealth Bank of Australia	200,000	EUR	2.0000	4/22/2027	240,725
Credit Agricole SA/London	200,000	EUR	1.8750	12/20/2026	245,739
Credit Suisse Group Funding Guernsey Ltd	200,000	EUR	1.2500	4/14/2022	241,017
Danske Bank A/S	350,000	EUR	0.5000	5/6/2021	414,819
HSBC Holdings PLC	200,000	EUR	6.0000	6/10/2019	255,665
ING Bank NV	100,000	EUR	3.6250	2/25/2026	128,310
Intesa Sanpaolo SpA	200,000	EUR	4.3750	10/15/2019	253,028
KBC Group NV	200,000	EUR	2.3750	11/25/2024	242,830
Lloyds Bank PLC	200,000	EUR	6.5000	3/24/2020	268,349
National Australia Bank Ltd.	150,000	GBP	5.1250	12/9/2021	229,177
Nordea Bank AB	200,000	EUR	1.0000	9/7/2026	236,200
Santander UK PLC	100,000	EUR	2.0000	1/14/2019	119,600
Skandinaviska Enskilda Banken AB	200,000	EUR	1.3750	10/31/2028	236,151
Societe Generale SA	100,000	EUR	0.7500	5/26/2023	118,874
UBS Group Funding Switzerland AG	200,000	EUR	1.2500	9/1/2026	235,276
Westpac Banking Corp	650,000	EUR	0.3750	3/5/2023	754,401
					5,946,760
BEVERAGES - 1.7%
Anheuser-Busch InBev SA/NV	300,000	USD	0.8750	3/17/2022	361,693
Pernod Richard SA	200,000	EUR	1.5000	5/18/2026	244,089
					605,782
BUILDING MATERIALS - 0.5%
HeidelbergCement AG	150,000	EUR	2.2500	6/3/2024	190,818

CHEMICALS - 2.1%
Air Liquide Finance SA	500,000	EUR	0.7500	6/13/2024	596,115
Linde Finance BV	150,000	EUR	3.1250	12/12/2018	181,395
					777,510
DIVERSIFIED FINANCIAL SERVICES - 0.7%
Cabot Financial Luxembourg SA	100,000	GBP	6.5000	4/1/2021	137,610
Intrum Justitia AB	100,000	EUR	3.1250	7/15/2024	119,721
					257,331
ELECTRIC - 4.8%
Cadent Finance PLC	500,000	EUR	0.6250	9/22/2024	573,162
Enel Finance International NV	200,000	EUR	1.9660	1/27/2025	252,056
Engie SA	300,000	EUR	2.3750	5/19/2026	393,363
Iberdrola Finanzas SAU	200,000	EUR	1.0000	3/7/2025	236,653
innogy Finance BV	250,000	EUR	1.0000	4/13/2025	297,575
					1,752,809
ENGINEERING & CONSTRUCTION - 2.0%
ABB Finance BV	450,000	EUR	2.6250	3/26/2019	544,954
Heathrow Funding Ltd	100,000	GBP	7.1250	2/14/2024	168,347
					713,301
FOOD - 0.7%
Danone SA	200,000	EUR	0.7090	11/3/2024	235,447

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2017

	Principal		Interest
Security	Amount		Rate %	Maturity Date	Value
CORPORATE BONDS & NOTES - 43.9% (Continued)
HEALTHCARE PRODUCTS - 0.3%
Limacorporate SpA	100,000	EUR	3.7500	8/15/2023	$119,626

INSURANCE - 2.2%
Great-West Lifeco, Inc.	300,000	EUR	2.5000	4/18/2023	386,982
Willow No 2 Ireland PLC for Zurich Insurance Co. Ltd.	300,000	EUR	3.3750	6/27/2022	400,109
					787,091
IRON / STEEL - 0.3%
BlueScope Steel Finance Ltd. / BlueScope Steel Finance USA LLC - 144A	100,000	USD	6.5000	5/15/2021	104,750

MEDIA - 0.3%
Altice Financing SA	100,000	EUR	6.5000	1/15/2022	121,388

MINING - 1.0%
Anglo American Capital PLC	200,000	EUR	3.2500	4/3/2023	261,046
Glencore Finance Europe SA	100,000	EUR	1.6250	1/18/2022	121,872
					382,918
OIL & GAS - 3.3%
BG Energy Capital PLC	350,000	EUR	1.2500	11/21/2022	427,929
BP Capital Markets PLC	350,000	EUR	0.8300	9/19/2024	412,929
Petrobras Global Finance BV	100,000	EUR	5.8750	3/7/2022	135,431
Petroleos Mexicanos	200,000	EUR	2.5000	8/21/2021	244,414
					1,220,703
PACKAGING & CONTAINERS - 0.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	100,000	EUR	2.7500	3/15/2024	120,314

PHARMACEUTICALS - 0.3%
Grifols SA - 144A	100,000	EUR	3.2000	5/1/2025	118,545

REAL ESTATE - 0.3%	100,000	EUR	2.8750	7/15/2022	119,828
DEMIRE Deutsche Mittelstand Real Estate AG

SAVINGS & LOANS - 1.5%
Nationwide Building Society	350,000	EUR	1.6250	4/3/2019	418,303
Nationwide Building Society	100,000	GBP	5.6250	9/9/2019	144,174
					562,477
TELECOMMUNICATIONS - 1.5%
Deutsche Telekom International Finance BV	250,000	EUR	0.6250	4/3/2023	297,402
Telecom Italia SpA/Milano	50,000	GBP	6.3750	6/24/2019	71,877
Telecom Italia SpA/Milano	150,000	EUR	2.5000	7/19/2023	188,935
					558,214
TOTAL CORPORATE BONDS & NOTES (Cost - $15,611,707)					16,143,046

FOREIGN GOVERNMENT BONDS - 52.1%
Argentine Republic Government International Bond	100,000	EUR	3.8750	1/15/2022	120,849
Bundesrepublik Deutschland	80,000	EUR	4.7500	7/4/2034	150,843
Bundesrepublik Deutschland	60,000	EUR	2.5000	7/4/2044	91,850
Bundesrepublik Deutschland	1,370,000	EUR	0.2500	2/15/2027	1,590,856
Canadian Government Bond	160,000	CAD	5.0000	6/1/2037	177,632
Canadian Government Bond	280,000	CAD	3.5000	12/1/2045	269,270
Denmark Government Bond	2,420,000	DKK	3.0000	11/15/2021	430,751
French Republic Government Bond OAT	70,000	EUR	4.7500	4/25/2035	127,465
French Republic Government Bond OAT	190,000	EUR	4.5000	4/25/2041	355,544
Indonesia Government International Bond - 144A	300,000	EUR	2.1500	7/18/2024	361,936
Ireland Government Bond	130,000	EUR	5.4000	3/13/2025	206,994
Italy Buoni Poliennali Del Tesoro	180,000	EUR	4.2500	9/1/2019	226,914
Italy Buoni Poliennali Del Tesoro	270,000	EUR	5.0000	9/1/2040	427,794
Italy Buoni Poliennali Del Tesoro	120,000	EUR	5.5000	11/1/2022	172,985
Italy Buoni Poliennali Del Tesoro	410,000	EUR	4.5000	3/1/2024	577,917
Italy Buoni Poliennali Del Tesoro	480,000	EUR	3.7500	9/1/2024	652,016

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2017

	Principal		Interest
Security	Amount		Rate %	Maturity Date	Value
FOREIGN GOVERNMENT BONDS - 52.1% (Continued)
Japan Government Ten Year Bond	67,950,000	JPY	0.8000	9/20/2022	$623,875
Japan Government Thirty Year Bond	65,150,000	JPY	2.5000	6/20/2036	774,003
Japan Government Twenty Year Bond	224,150,000	JPY	1.9000	9/20/2023	2,201,047
Japan Government Twenty Year Bond	163,350,000	JPY	2.1000	12/20/2027	1,730,389
Japan Government Twenty Year Bond	102,900,000	JPY	1.7000	9/20/2033	1,089,965
Kazakhstan Government International Bond	450,000	USD	5.1250	7/21/2025	501,162
Kingdom of Belgium Government Bond - 144A	130,000	EUR	5.0000	3/28/2035	243,964
Kingdom of Belgium Government Bond	130,000	EUR	4.2500	9/28/2022	185,358
Malaysia Government Bond	480,000	MYR	3.9000	11/30/2026	111,764
Mexican Bonos	3,270,000	MXN	5.7500	3/5/2026	155,396
Province of Ontario Canada	280,000	CAD	2.4000	6/2/2026	215,092
Republic of Austria Government Bond - 144A	270,000	EUR	1.2000	10/20/2025	337,636
Republic of Poland Government Bond	360,000	PLN	5.7500	9/23/2022	112,813
Republic of Poland Government International Bond	250,000	EUR	0.8750	5/10/2027	285,650
Republic of South Africa Government Bond	1,880,000	ZAR	10.5000	12/21/2026	144,154
Romanian Government International Bond	100,000	EUR	2.8750	10/28/2024	128,282
Russian Foreign Bond - Eurobond - 144A	200,000	USD	4.2500	6/23/2027	204,178
Spain Government Bond - 144A	160,000	EUR	4.2000	1/31/2037	241,964
Spain Government Bond - 144A	420,000	EUR	4.1000	7/30/2018	505,584
Spain Government Bond - 144A	300,000	EUR	4.4000	10/31/2023	428,471
Spain Government Bond - 144A	100,000	EUR	5.4000	1/31/2023	146,758
Spain Government Bond - 144A	210,000	EUR	1.9500	4/30/2026	259,986
Spain Government Bond - 144A	300,000	EUR	3.8000	4/30/2024	417,942
Sweden Government Bond	770,000	SEK	4.2500	3/12/2019	98,338
Swiss Confederation Government Bond	480,000	CHF	4.0000	2/11/2023	597,713
United Kingdom Gilt	190,000	GBP	4.2500	6/7/2032	336,553
United Kingdom Gilt	185,000	GBP	4.5000	12/7/2042	371,703
United Kingdom Gilt	20,000	GBP	4.0000	1/22/2060	44,608
United Kingdom Gilt	70,000	GBP	4.2500	12/7/2055	156,914
United Kingdom Gilt	330,000	GBP	3.2500	1/22/2044	555,619
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $19,133,022)					19,148,497

	Shares
SHORT - TERM INVESTMENT - 1.6%
MONEY MARKET FUND - 1.6%
Fidelity Institutional Money Market Fund - Government Portfolio	576,593		0.9200		576,593
TOTAL SHORT-TERM INVESTMENT (Cost - $576,593)

	Principal
	Amount
MORTGAGE BACKED SECURITIES - 0.1%
Sunrise SPV 9	34,581	EUR	5.2700	5/27/2035	40,421
TOTAL MORTGAGE BACKED SECURITIES (Cost - $38,665)

WHOLE LOAN COLLATERAL - 0.6%
Bankinter 10 FTA	105,763	EUR	0.0000	6/21/2043	121,818
Fondo de Titulizacion de Activos Santander Hipotecario 2	48,072	EUR	0.0000	1/18/2049	55,080
Silverstone Master Issuer PLC - 144A	30,001	GBP	0.7698	1/21/2070	39,887
TOTAL WHOLE LOAN COLLATERAL (Cost - $208,671)					216,785

TOTAL INVESTMENTS - 98.3% (Cost - $35,568,658)					$36,125,342
OTHER ASSETS LESS LIABILITIES - 1.7%					613,683
NET ASSETS - 100.0%					$36,739,025

CAD - Canadian Dollar	EUR - Euro	MXN - Mexican Peso	SEK - Swedish Krona
CHF - Swiss Franc	GBP - United Kingdom Pound	MYR - Malaysian Ringgit	USD - US Dollar
DKK - Danish Krone	JPY - Japanese Yen	PLN - Polish Zloty	ZAR - South African Rand

+	Variable rate security. Interest rate is as of October 31, 2017.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $3,411,601 or 9.3% of net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2017

				Unrealized
				Appreciation
Futures Contracts	Contracts	Expiration	Notional	(Depreciation)
FUTURES CONTRACTS PURCHASED - 0.0% *
Australian 10Y BOND Future	6	12/15/2017	$622,192	$(2,850)
Canadian 10Y Bond Future	5	12/18/2017	545,532	501
EURO BUXL 30Y Bond Future	5	12/7/2017	978,131	5,815
EURO-SCHATZ Future	18	12/7/2017	2,398,764	1,671
Japanese 10Y Bond Future	2	12/13/2017	2,742,061	(7,127)
Long Gilt Future	7	12/27/2017	1,175,616	755
NET UNREALIZED LOSS FROM FUTURES CONTRACTS PURCHASED				(1,235)

FUTURES CONTRACTS SOLD - 0.1% *
EURO-BOBL Future	(25)	12/7/2017	3,884,590	(8,770)
EURO-BOND Future	(16)	12/7/2017	3,079,170	(17,104)
NET UNREALIZED LOSS FROM FUTURES CONTRACTS SOLD				(25,874)

NET UNREALIZED LOSS FROM FUTURES CONTRACTS				$(27,109)

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments. Instrument is non-income producing.

Portfolio Composition ** - (Unaudited)
Japan	17.8%	Germany	5.9%
Britain	14.2%	Australia	3.7%
Spain	9.3%	Belgium	2.9%
France	8.1%	Denmark	2.3%
Netherlands	7.8%	Other Countries	20.4%
Italy	7.6%	Total	100.00%

**	Based on total value of investments as of October 31, 2017.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2017

As of October 31, 2017 the following Forward Currency Exchange contracts were open:

Forward Currency Contracts
								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Purchased		Market Value		(Depreciation)
To Sell USD and To Buy:
Australian Dollar		1/17/2018	Barclays	1,103,728		$845,684		$(15,645)
Australian Dollar		1/17/2018	Citigroup	75,626		57,945		(1,068)
Canadian Dollar		1/17/2018	Barclays	1,007,163		781,945		(15,877)
Canadian Dollar		1/17/2018	Citigroup	289,007		224,380		(4,600)
British Pound		1/17/2018	Barclays	249,235		331,824		2,837
British Pound		1/17/2018	Citigroup	584,610		778,332		6,697
Japanese Yen		1/17/2018	Citigroup	139,601,552		1,233,707		(16,703)
Japanese Yen		1/17/2018	Barclays	90,065,961		795,944		1,749
Japanese Yen		1/17/2018	Citigroup	269,363,482		2,380,458		4,228
Norwegian Krone		1/17/2018	Citigroup	493,001		60,382		(1,410)
New Zealand Dollar		1/17/2018	Barclays	107,497		73,540		(1,197)
Swedish Krona		1/17/2018	Barclays	1,467,561		176,197		(3,465)
Brazilian Real		1/23/2018	Barclays	1,196,000		361,632		(6,481)
Indonesian Rupiah		1/23/2018	Barclays	1,646,342,000		120,440		69
Indonesian Rupiah		1/23/2018	Barclays	8,301,143,000		607,278		26
Israeli Shekel		1/23/2018	Citigroup	270,000		76,927		(620)
South Korean Won		1/23/2018	Barclays	126,963,000		113,389		2,325
South Korean Won		1/23/2018	Citigroup	768,700,000		686,517		6,949
Mexican Peso		1/23/2018	Barclays	823,528		42,404		(835)
Malaysian Ringgit		1/23/2018	Barclays	250,000		58,894		(159)
Russian Ruble		1/23/2018	Barclays	1,066,000		18,017		56
Russian Ruble		1/23/2018	Citigroup	3,972,000		67,134		(470)
Singapore Dollar		1/23/2018	Barclays	165,000		121,220		(675)
								$(44,269)

								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Sold		Market Value		(Depreciation)
To Buy USD and To Sell:
Danish Krone		1/17/2018	Barclays	(1,288,759)		$(202,776)		$1,530
Danish Krone		1/17/2018	Citigroup	(181,698)		(28,589)		219
Euro		1/17/2018	Citigroup	(635,746)		(744,118)		7,825
Euro		1/17/2018	Barclays	(1,758,261)		(2,057,983)		16,069
Euro		1/17/2018	Citigroup	(3,736,995)		(4,374,021)		34,179
Swiss Franc		1/17/2018	Barclays	(40,420)		(40,783)		372
Swiss Franc		1/17/2018	Citigroup	(161,879)		(163,331)		1,627
South African Rand		1/23/2018	Barclays	(250,047)		(17,429)		733
								$62,554

				Local Currency	Local Currency	U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Amount Purchased	Amount Purchased	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Buy	Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
Swedish Krona	Euro	1/17/2018	Barclay	$3,031,000	$(311,287)	$363,906	$(364,350)	$(445)
Czech Koruna	Euro	1/23/2018	Barclay	1,121,861	(43,401)	51,207	(50,817)	390
Hungary Forint	Euro	1/23/2018	Barclay	12,166,000	(39,235)	45,706	(45,940)	(234)
Polish Zloty	Euro	1/23/2018	Citigroup	150,000	(34,849)	41,245	(40,804)	441
								$152
Net Unrealized Gain on Forward Currency Contracts								$18,437

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund (Unaudited)
Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

Although simple in principle, convertibles securities can be complex investments. The dual nature of convertibles, derived from their movement based upon both stocks and bonds, is part of what makes them so difficult to analyze. The investment evaluation process must take both parts into consideration. However, their dual nature is also what makes them so attractive as an investment for managers who understand the space, have experience with the asset type, and have the research department and methodology to handle all the work before a purchase his made. Part of the reason that a strong research team and philosophy is needed in that non-rated issues make up a significant percentage of the convertible market. Often, companies forego having their securities rated at the outset, avoiding a lengthy and expensive process.

Due to the non-rated nature of much of the issuance in the space, convertible securities are more closely related to the movements in small cap and mid cap stocks. U.S. large cap stocks, as measured by the Russell 1000 Index, rose 4.8 percent last quarter to bring the return for U.S. large cap stocks to 23.6 percent for the fiscal year. U.S. small cap stocks, as measured by the Russell 2000 Index, surged 5.8 percent in the last fiscal quarter to close out the fiscal year with a strong 27.8 percent return. During the most recent fiscal quarter, convertible securities, as measured by the Bank of America/Merrill Lynch All Convertibles Index, rose 3.4 percent, which trailed both large cap and small cap quarterly returns for the three-month period. This increase followed a similar return the prior two quarters. Convertible securities trailed both large caps and small caps for the fiscal year, but still returned a solid 28.1 percent over the time period.

As previously mentioned, most convertible securities are considered to be “equity-sensitive,” meaning significant amounts of a convertible security’s price movements are related to the movements of the underlying common stock rather than the bond itself. However, the bond component may still play a meaningful role in the pricing of the convertible security. Bonds in general, as measured by the Barclays Aggregate Bond Index, increased 0.5 percent during the most recent fiscal quarter, after increasing 1.1 percent and 1.4 percent the previous two fiscal quarters. Bond performance over the fiscal year was relatively flat with a modest 0.9 percent gain.

The Sub-Adviser has consistently focused on small cap and mid cap companies, and primarily on convertible securities that were considered to be trading based upon both the value of their fixed income features (i.e., coupon rate, default risk, etc.) and the price changes of the underlying common stock. This is in contrast to convertible securities that trade primarily on either the underlying stock movements or on the underlying bond characteristics. The Sub-Adviser believes that by focusing on this area of the convertible securities spectrum, it can reduce the volatility experienced from the common stocks while benefitting from the support offered by the bond features.

During the fiscal year, positive results were dominated by the technology sector. The best performing sector in the benchmark index during the fiscal year was also technology, and it was also the best performing sector during the most recent fiscal quarter. One of the top performing securities in the fiscal year was the convertible bond of NVIDIA Corporation (67066GAC8) (holding percentage**: 3.81 percent), a company that operates as a visual computing company worldwide. During the fiscal year, the common stock of NVIDIA Corporation (NVDA) (holding percentage*: not held) sky rocketed 135.4 percent and the convertible bond gained 104.4 percent. Another strong performer in technology was the convertible bond of Micron Technology Inc. (595112AY9) (holding percentage*: 3.90 percent), a company that provides semiconductor systems worldwide. During the fiscal year, the common stock of Micron Technology Inc. (MU) (holding percentage*: not held) surged 152.9 percent and the convertible bond rose 56.9 percent. Another positive contribution came from Teradyne, Inc. (880770AF9) (holding percentage*: 3.09 percent), designs, develops, manufactures, sells, and supports automatic test equipment worldwide. During the fiscal year, the common stock of Teradyne Inc. (TER) (holding percentage*: not held) rose 82.1 percent and the convertible bond gained 56.8 percent. Rounding out the top four contributors was Square, Inc. (852234AA1) (holding percentage*: 2.30 percent), a company that is a commerce ecosystem that combines software with hardware to enable sellers to turn mobile devices and computing devices into payments and point-of-sale solutions. During the fiscal year, the common stock of Square Inc. (SQ) (holding percentage*: not held) jumped 271.4 percent and the convertible bond gained 69.5 percent.

Healthcare continued to be a significant sector weighting in the Fund, but was one of the worst performing sectors during the fiscal year. Within the healthcare sector, Depomed, Inc. (249908AA2) (holding percentage**: 3.10 percent), a developer of oral drug delivery technologies was the top detractor for the fiscal year. During the time period, the common stock of Depomed Inc. (DEPO) (holding percentage*: not held) fell 67.6 percent and the convertible bond decreased 22.5 percent. Another healthcare sector company Allergan PLC (EP0481507), (holding percentage*: 2.50 percent), a global pharmaceutical developer and distributor, was also a top detractors. The Allergan PLC convertible preferred stock decreased 9.6 percent during the fiscal year while the common stock of Allergan PLC (holding percentage*: not held) lost 11.4 percent during that same time.

The Sub-Adviser remains optimistic that its fairly concentrated and selective approach to the convertible securities market will identify attractive risk-adjusted opportunities for the Fund. The large dispersion across sector performance, as well as significant dislocations of convertible bonds within the sectors has provided opportunities for the Sub-Adviser to consider within its disciplined selection process.

*	Holdings percentage(s) as of 10/31/2017

Growth of $100,000 Investment

Total Returns as of October 31, 2017

		Annualized	Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Ten Years	Inception (12/10/04)
Class N	11.08%	1.97%	6.22%	3.49%	5.35%
Class C	9.95%	0.97%	5.14%	2.45%	4.31%
Class A with load of 5.75%	4.42%	(0.25)%	4.70%	2.62%	4.18%*
Class A without load	10.79%	1.73%	5.95%	3.23%	4.74%*
BofA Merrill Lynch All Convertibles All Qualities Index	18.13%	6.87%	11.41%	6.80%	7.26%
Morningstar Convertibles Category	15.46%	5.06%	9.00%	5.26%	6.54%

*	Class A commenced operations on January 3, 2007.

The BofA Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

The Morningstar Convertibles Category is generally representative of convertible bond portfolios that are designed to offer some of the capital-appreciation of stock portfolios, while also supplying some of the safety and yield of bond portfolios.

As disclosed in the Trust’s latest registration statement as supplemented,, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.38% for Class N, 2.38% for Class C and 1.63% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONVERTIBLE BONDS - 75.2%
BUILDING MATERIALS - 2.4%
Cemex SAB de CV	$420,000	3.7500%	3/15/2018	$447,038

COMMERCIAL SERVICES - 8.0%
LendingTree, Inc. - 144A	310,000	0.6250	6/1/2022	440,200
Live Nation Entertainment, Inc.	485,000	2.5000	5/15/2019	643,534
Square, Inc. - 144A	250,000	0.3750	3/1/2022	424,063
				1,507,797
DIVERSIFIED FINANCIAL SERVICES - 2.3%
Blackhawk Network Holdings, Inc.	425,000	1.5000	1/15/2022	426,859

ENERGY - 2.1%
Nextera Energy Partners - 144A	400,000	1.5000	9/15/2020	390,250

ENGINEERING & CONSTRUCTION - 2.2%
Dycom Industries, Inc.	355,000	0.7500	9/15/2021	414,019

ENTERTAINMENT - 1.4%
Marriott Vacations Worldwide Corp. - 144A	250,000	1.5000	9/15/2022	270,781

HEALTHCARE-PRODUCTS - 5.0%
NuVasive, Inc.	385,000	2.2500	3/15/2021	447,563
Wright Medical Group, Inc.	462,000	2.0000	2/15/2020	502,425
				949,988
HOME BUILDERS - 3.1%
CalAtlantic Group, Inc.	368,000	1.6250	5/15/2018	580,520

INSURANCE - 3.8%
AmTrust Financial Services, Inc. ^	480,000	2.7500	12/15/2044	358,800
Fidelity National Financial, Inc.	120,000	4.2500	8/15/2018	348,149
				706,949
INTERNET - 10.6%
FireEye, Inc.	368,000	1.6250	6/1/2035	344,310
IAC FinanceCo, Inc. - 144A	250,000	0.8750	10/1/2022	270,469
Pandora Media, Inc.	435,000	1.7500	12/1/2020	408,356
Priceline Group, Inc.	320,000	0.3500	6/15/2020	476,800
VeriSign, Inc.	157,000	4.7000	8/15/2037	494,059
				1,993,994
MEDIA - 3.6%
World Wrestling Entertainment, Inc. - 144A	550,000	3.3750	12/15/2023	678,562

OIL & GAS - 2.1%
Ensco Jersey Finance Ltd. - 144A	460,000	3.0000	1/31/2024	389,850

PHARMACEUTICALS - 5.2%
Herbalife Ltd.	330,000	2.0000	8/15/2019	341,963
Ironwood Pharmaceuticals, Inc.	270,000	2.2500	6/15/2022	317,925
Pacira Pharmaceuticals, Inc. - 144A	345,000	2.3750	4/1/2022	321,066
				980,954
SEMICONDUCTORS - 17.2%
Micron Technology, Inc.	475,000	3.0000	11/15/2043	738,625
ON Semiconductor Corp.	385,000	1.0000	12/1/2020	498,334
Rambus, Inc.	324,000	1.1250	8/15/2018	407,227
Silicon Laboratories, Inc. - 144A	405,000	1.3750	3/1/2022	487,519
Teradyne, Inc. - 144A	500,000	1.2500	12/15/2023	722,812
Veeco Instruments, Inc.	415,000	2.7000	1/15/2023	381,281
				3,235,798

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2017

	Principal	Interest	Maturity
Security	Amount	Rate	Date		Value
CONVERTIBLE BONDS - 75.2% (Continued)
SOFTWARE - 3.1%
Nice Systems, Inc. - 144A	$500,000	1.2500%	1/15/2024		$577,813

TELECOMMUNICATIONS - 1.7%
Gogo, Inc.	350,000	3.7500	3/1/2020		312,375

TRANSPORTATION - 1.4%
Air Transport Services Group, Inc. - 144A	250,000	1.1250	10/15/2024		262,031

TOTAL CONVERTIBLE BONDS (Cost - $12,991,129)					14,125,578

PREFERRED STOCKS - 16.4%
DIVERSIFIED FINANCIAL SERVICES - 2.9%
AMG Capital Trust II	8,900	5.1500	10/15/2037		540,675

HAND/MACHINE TOOLS - 2.4%
Stanley Black & Decker, Inc.	3,800	5.3750	5/15/2020		449,426

HEALTCARE SERVICES - 3.2%
Anthem, Inc.	11,200	5.2500	5/1/2018		596,736

METAL FABRICATION/HARDWARE - 2.8%
Rexnord, Corp.	9,200	5.7500	11/15/2019		531,852

PHARMACEUTICALS - 2.5%
Allergan PLC	735	5.5000	3/1/2018		473,112

TELECOMUNICATIONS - 2.6%
T-Mobile US, Inc.	5,150	5.5000	12/15/2017		498,520

TOTAL PREFERRED STOCKS (Cost - $3,088,762)					3,090,321

			Interest
		Shares	Rate
SHORT-TERM INVESTMENT - 8.0%
MONEY MARKET FUND - 8.0%
First American Government Obligations Fund - Class Z		1,500,074	0.90%	+	1,500,074
TOTAL SHORT-TERM INVESTMENT (Cost - $1,500,074)

COLLATERAL FOR SECURITIES LOANED - 1.7%
Mount Vernon Prime Portfolio (Cost - $322,400)		322,400	1.32%	+	322,400

TOTAL INVESTMENTS - 101.3% (Cost - $17,902,365)					$19,038,373
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%					(251,845)
TOTAL NET ASSETS - 100.0%					$18,786,528

^	All or a portion of these securities are on loan. Total loaned securities had a value of $310,960 at October 31, 2017.

+	Variable rate security. Interest rate is as of October 31, 2017.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amount to $5,235,416 or 27.9% of net assets.

Portfolio Composition * - (Unaudited)
Convertible Bonds	74.2%
Preferred Stock	16.2%
Short-Term Investment	7.9%
Collateral for Securities Loaned	1.7%
Total	100.0%

*	Based on total value of investments as of October 31, 2017.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild Asset Management, Inc.)

The past three fiscal quarters saw large cap value stocks, as measured by the Russell 1000 Value Index, rise modestly. After increasing 2.3 percent and 2.9 percent in the second and third fiscal quarters, respectively, large cap value stocks rose 2.5 percent in the most recent fiscal quarter. This performance raised the return for the fiscal year to 17.8 percent. The dispersion across sector performance was dramatic for both the fiscal year and the most recent fiscal quarter. The dispersion from the best performing sector, financial services, and the worst performing sector, telecommunication services, was almost 39 percent for the fiscal year. The most recent fiscal quarter only contributed to that chasm between sector performance, as the financial services sector rose 6.3 percent while the telecommunication services sector fell 9.1 percent, ending the fiscal year as the only sector with a negative return over the 12-month period.

While the financial services sector was both the strongest performing and largest sector in the large value space during the fiscal year, the Fund’s slight underweight to the sector generally detracted from relative performance. However, security selection helped to offset this effect. Within the financial services sector, the Fund held SunTrust Banks, Inc. (STI) (holding percentage*: 1.87 percent), a regional banks holding company that, through its subsidiaries, operates close to 1,400 branches across a dozen southeastern and mid-Atlantic states. STI slightly lagged versus its sector peers in the fourth fiscal quarter, after significantly lagging in the previous fiscal quarter. However, STI finished the fiscal year, up 36 percent and in-line with the financial services sector. This performance was dwarfed by the performance of other Fund financial services holdings, such as Ameriprise Financial Inc. (AMP) (holding percentage*: 1.41 percent), a global provider of various financial products and services to individual and institutional clients, and E*Trade Financial Corp. (ETFC) (holding percentage*: 0.88 percent), a provider of online brokerage and related products and services, primarily to individual retail investors. After increasing 14.1 percent and 18.7 percent, respectively, during the previous fiscal quarter, AMP and ETFC rose 8.7 percent and 6.3 percent, respectively, in the fourth fiscal quarter. This placed the fiscal year performance for these two stocks at 81.9 percent and 54.8 percent, respectively.

The consumer-based sectors, consumer staples and consumer discretionary, were two of only four negatively performing sectors in the most recent fiscal quarter. The “Amazon-effect” and less-than-desired levels of food price inflation continued to weigh on some of the Fund’s holdings in these spaces. For example, The Kroger Co. (KR) (holding percentage**: 0.58 percent), the U.S.’s largest traditional grocer, with close to 3,900 stores across the country, plummeted 15 percent in the most recent fiscal quarter, after declining 17.0 percent during the previous fiscal quarter. The Sub-Adviser exited the Fund’s position in KR at the beginning of September, effectively dodging approximately 9.1 percent of the stock’s decline through the end of the fiscal year. However, The Home Depot Inc. (HD) (holding percentage*: 1.01 percent), a home improvement retailer that sells building materials and home improvement products and services, surged 11.5 percent during the m ost recent fiscal quarter, after its decline of 3.6 percent in the previous fiscal quarter. During the fiscal year, KR showed an overall decline of 32.1 percent, while HD experienced a strong gain of 39.1 percent. The Sub-Adviser believes that these themes have burdened, in many cases unfairly, consumer-focused companies with uncertainty. Therefore, it believes that remaining focused on the fundamentals may be rewarded.

As energy was the worst performing sector during the previous fiscal quarter, it showed above average performance during the most recent fiscal quarter. The Fund’s underweight to the sector generally detracted from relative performance, while security selection was beneficial during the most recent fiscal quarter and the fiscal year. Holdings such as Marathon Petroleum Corp. (MPC) (holding percentage*: 0.78 percent), an oil and gas exploration company and a producer and supplier of petroleum products, Chevron Corp. (CVX) (holding percentage*: 2.28 percent), a global integrated energy company, and EOG Resources, Inc. (EOG) (holding percentage*: 1.64 percent), a company that explores, develops, produces, and markets natural gas and crude oil, meaningfully outpaced their sector peers during the most recent fiscal quarter. During the fiscal quarter, MPC, CVX, and EOG rose 7.5 percent, 7.2 percent, and 5.2 percent, respectively. However, some energy holdings cut against the relative performance gains, as Halliburton Co. (HAL) (holding percentage*: 0.77 percent), one of the largest oilfield services companies in the world, rose only 1.2 percent, failing to prevail against the 3.6 percent return of the sector as a whole. During the fiscal year, HAL ended down 5.7 percent, while MPC, CVX, and EOG rose 41.2 percent, 15.1 percent, and 11.2 percent, respectively.

The Sub-Adviser continues to stress the importance of remaining focused on fundamental valuations and to attempt to tune out the noise surrounding uncertainties, such as the timing of interest rate increases and the potential tailwinds that may be experienced from tax reform. The Sub-Adviser continues to remain a bottom-up investor, focused on identifying companies with attractive valuations relative to peers and the potential to exceed expectations.

*	Holdings percentage(s) as of 10/31/2017.

Growth of $100,000 Investment

Total Returns as of October 31, 2017

		Annualized
	One	Three	Annualized	Annualized	Annualized Since Inception
	Year	Years	Five Years	Ten Years	(12/10/04)
Class N	17.84%	6.73%	11.40%	4.87%	6.44%
Class C	16.72%	5.65%	10.29%	3.82%	5.39%
Class A with load of 5.75%	10.84%	4.36%	9.79%	3.98%	4.51%*
Class A without load	17.58%	6.45%	11.11%	4.60%	5.08%*
Russell 1000 Value Index	17.78%	7.99%	13.48%	5.99%	7.52%
Morningstar Large Cap Value Category	19.48%	7.47%	12.32%	5.23%	6.65%

*	Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 0.93% for Class N, 1.93% for Class C and 1.18% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2017

Security	Shares	Value
COMMON STOCKS -98.2%
AEROSPACE/DEFENSE - 3.1%
Northrop Grumman Corp.	4,091	$1,209,013
Raytheon Co.	5,157	929,292
		2,138,305
AIRLINES - 1.5%
Delta Air Lines, Inc.	21,175	1,059,385

AUTO PARTS & EQUIPMENT - 1.3%
BorgWarner, Inc. ^	17,022	897,400

BANKS - 15.3%
Bank of America Corp.	92,062	2,521,578
Huntington Bancshares, Inc. ^	68,804	949,495
JPMorgan Chase & Co.	29,023	2,920,004
Morgan Stanley	14,647	732,350
State Street Corp.	13,203	1,214,676
SunTrust Banks, Inc.	21,788	1,311,856
Wells Fargo & Co.	18,567	1,042,351
		10,692,310
BEVERAGES - 1.4%
PepsiCo, Inc.	9,162	1,009,927

BIOTECHNOLOGY - 3.7%
Amgen, Inc.	3,303	578,752
Biogen, Inc. *	1,850	576,571
Celgene Corp. *	5,561	561,494
Gilead Sciences, Inc.	11,709	877,707
		2,594,524
CHEMICALS - 1.9%
DowDuPont, Inc.	18,335	1,325,804

COMMERCIAL SERVICES - 1.1%
Quanta Services, Inc. *	19,628	740,564

COSMETICS / PERSONAL CARE - 1.3%
Procter & Gamble Co.	10,812	933,508

DIVERSIFIED FINANCIAL SERVICES - 4.9%
American Express Co.	8,945	854,426
Ameriprise Financial, Inc.	6,331	991,055
Discover Financial Services	14,034	933,682
E*TRADE Financial Corp *	14,237	620,591
		3,399,754
ELECTRIC - 6.8%
American Electric Power Co., Inc.	11,476	853,929
DTE Energy Co.	6,216	686,619
Edison International	13,319	1,064,854
Public Service Enterprise Group, Inc.	20,043	986,116
Xcel Energy, Inc.	23,134	1,145,596
		4,737,114
ELECTRONICS - 1.0%
Honeywell International, Inc.	4,941	712,295

ENVIRONMENTAL CONTROL - 1.6%
Waste Management, Inc.	13,448	1,105,022

FOOD - 2.2%
Hershey Co.	6,823	724,466
Tyson Foods, Inc.	11,555	842,475
		1,566,941
HAND / MACHINE TOOLS - 1.5%
Stanley Black & Decker, Inc.	6,688	1,080,446
Security	Shares	Value
HEALTHCARE-PRODUCTS - 3.5%
Danaher Corp.	7,235	$667,573
Hill-Rom Holdings, Inc.	5,049	407,505
Medtronic PLC	8,191	659,539
Thermo Fisher Scientific, Inc.	3,620	701,665
		2,436,282
HEALTHCARE-SERVICES - 1.4%
UnitedHealth Group, Inc.	4,818	1,012,840

INSURANCE - 5.5%
Allstate Corp.	11,834	1,110,739
Berkshire Hathaway, Inc. *	2,482	463,985
Chubb Ltd.^	9,853	1,486,030
eBay, Inc.*	20,049	754,644
		3,815,398
IRON / STEEL - 0.6%
Nucor Corp.	7,105	410,882

MACHINERY- DIVERSIFIED - 1.1%
Cummins, Inc.	4,205	743,780

MEDIA - 2.9%
CBS Corp. ^	12,203	684,833
Comcast Corp. - Class A	25,277	910,730
Walt Disney Co. ^	4,443	434,570
		2,030,133
MISCELLANEOUS MANUFACTURING -1.9%
Parker-Hannifin Corp.	7,371	1,346,018

OIL & GAS - 8.5%
Chevron Corp.	13,856	1,605,772
ConocoPhillips	16,902	864,537
Energen Corp. * ^	10,339	534,526
EOG Resources, Inc.	11,554	1,153,898
Exxon Mobil Corp. ^	14,978	1,248,417
Marathon Petroleum Corp.	9,139	545,964
		5,953,114
OIL & GAS SERVICES - 0.8%
Halliburton Co.	12,695	542,584

PACKAGING & CONTAINERS - 1.2%
WestRock Co.	13,376	820,350

PHARMACEUTICALS - 6.9%
AbbVie, Inc.	9,784	883,006
Allergan PLC	4,015	711,579
Eli Lilly & Co.	5,761	472,056
Johnson & Johnson	10,505	1,464,502
Pfizer, Inc.	36,804	1,290,348
		4,821,491
REITS - 3.0%
Equity LifeStyle Properties, Inc.	7,895	698,550
Highwoods Properties Inc	9,583	489,212
Prologis, Inc.	14,456	933,568
		2,121,330
RETAIL - 1.9%
Home Depot, Inc.	4,300	712,854
PVH Corp.	4,620	585,862
		1,298,716
SEMICONDUCTORS -3.2%
Broadcom Ltd	2,467	651,066
ON Semiconductor Corp. ^ *	39,104	833,697
Qualcomm, Inc.	14,893	759,692
		2,244,455

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
Dunham Large Cap Value Fund
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 98.2% (Continued)
SOFTWARE - 3.6%
Microsoft Corp.	10,464	$870,396
Oracle Corp.	33,069	1,683,212
		2,553,608
TELECOMMUNICATIONS - 3.6%
AT&T, Inc.	50,868	1,711,709
Cisco Systems, Inc.	24,368	832,167
		2,543,876

TOTAL COMMON STOCKS (Cost - $54,755,474)		68,688,156

SHORT - TERM INVESTMENT - 2.3%
MONEY MARKET FUND - 2.3%
STIT-STIC Prime Portfolio - 1.15% +	1,619,645	1,619,645
(Cost - $1,619,645)

COLLATERAL FOR SECURITIES LOANED - 8.0%
Mount Vernon Prime Portfolio 1.32% +	5,635,713	5,635,713
(Cost - $5,635,713)
Value
TOTAL INVESTMENTS - 108.5% (Cost - $62,010,832)	$75,943,514
LIABILITIES IN EXCESS OF OTHER ASSETS - (8.5)%	(5,974,881)
NET ASSETS - 100.0%	$69,968,633

REIT - Real Estate Investment Trust

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $5,507,125 at October 31, 2017.

+	Variable rate security. Interest rate is as of October 31, 2017.

Portfolio Composition * - (Unaudited)
Financial	25.4%	Consumer Discretionary	6.7%
Biotechnology	14.3%	Utilities	6.2%
Industrial	8.9%	Communications	4.9%
Energy	8.6%	Consumer Staples	4.6%
Collateral for Securities Loaned	7.4%	Others	5.5%
Technology	7.4%	Total	100.0%

*	Based on total value of investments as of October 31, 2017.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Over the most recent fiscal year, the backdrop for the financial markets was highlighted by the different implications of President Trump’s fiscal policies, interest rate hikes by the Federal Reserve, and growth of corporate earnings especially in the technology sector. During the second half of 2017, as investor confidence over U.S. economic and fiscal policies coming to fruition waned, investors focused more on corporate earnings releases. The Sub-Adviser believes the markets are punishing companies that do not meet earnings more than they are rewarding companies that beat earnings even if they beat it by a wide margin. Large cap growth stocks, as measured by the Russell 1000 Growth Index, had a stellar fiscal year with a return of 30.7 percent. This performance outperformed other broader equity indexes, such as the S&P 500 Index, which returned 24.5 percent.

The Sub-Adviser strives to own companies with robust business models and balance sheets that it believes are built to withstand difficult economic environments. With few exceptions, each of the Fund’s current holdings historically exhibited strong fundamentals during the 2008/2009 downturn. Those few that did not have significantly strengthened their balance sheets since then.

A weak performer in the Fund was Celgene Co. (CELG) (holding percentage*: 2.85), the world’s 10th largest independent biotechnology company that develops medicines for cancer and inflammatory disorders. The Sub-Adviser thinks most of the underperformance can be attributed to the fourth fiscal quarter, after CELG revised its guidance to a lower target and also failed a late-stage trial for its Crohn’s disease drug. Over the fiscal year CELG declined 1.2 percent. Another weak performer in the Fund was Palo Alto Networks (PANW) (Holding Percentage*: 2.30 percent), which declined by 4.3 percent over the fiscal year. PANW is a network and enterprise security company. The Sub-Adviser attributed PANW’s poor performance during the fiscal year to the company’s sales numbers not matching expected stock valuations by the market as investors may have expected more sales due to the plethora of security breaches such as the Equifax breach.

A large detractor from the Fund was Alexion Pharmaceuticals (ALXN) (holding percentage*: 2.30 percent), a large biopharmaceutical company focused on developing drugs to combat rare diseases, such as it is well known for developing the drug Soliris. The Sub-Adviser believes the biotech sector in general is filled with innovative companies with good growth prospective; however, the market keeps punishing these companies if any changes happen in forward guidance. Over the fiscal year, ALXN decreased 8.3 percent.

A large contributor to the Fund was Facebook, Inc. (FB) (holding percentage*: 7.71 percent), which operates a social networking website. FB gained 37.5 percent during the fiscal year. The Sub-Adviser believes that FB’s strong performance came from doubling its user base in under four years, increasing its average revenue per user through ad monetization as more marketers shift from traditional advertising platforms to online advertising, and future projections of messenger monetization rolling out in 2017. The Sub-Adviser thinks FB still has a large amount of room to grow for the coming years and feels well positioned to take advantage of this growth.

During the fiscal year, a strong holding within the Fund was Amazon.com Inc. (AMZN) (holding percentage*: 6.36 percent), which is the largest ecommerce company in the U.S. with a growing cloud computing segment. The Sub-Adviser saw the company’s dedication to investments in the business during the fiscal year as evidence of potential long-term growth. The Sub-Adviser also believes in continued growth for the company because of the leadership and the overall business plan they have established; in addition, they face more growth as they expand into other industries to gain market share such as seen with their entry to the grocery business with the acquisition of Whole Foods. Over the fiscal year, AMZN rose 39.9 percent. Another strong holding was Paypal Holdings Inc. (PYPL) (holding percentage*: 3.20 percent), which operates as a technology platform company that enables digital and mobile payments on behalf of customers and merchants worldwide. The Sub-Adviser is optimistic that this financial technology holding is positioned to grow as more payments are shifting to digital transactions and there is still little total saturation. Over the fiscal year, PYPL increased 74.7 percent.

The Sub-Adviser claims no expertise in economic or market predictions, and top-down analysis plays no part in their approach to investing. The Sub-Adviser does not try to “guess” where the market is heading in the next quarter or year and therefore chooses to stay fully invested at all times in what it believes are high-quality growth companies. The Sub-Adviser uses a fundamentals-driven, bottom-up process to identify and own companies that may outperform over the long-term. The Sub-Adviser continues to believe that all of the companies in the Fund are well-positioned to outperform over the economic cycle due to the strength of the long-term secular trends underpinning them, coupled with the Sub-Adviser’s unique abilities to take advantage of these trends.

* Holdings percentage(s) as of 10/31/2017.

Growth of $100,000 Investment

Total Returns as of October 31, 2017

		Annualized	Annualized	Annualized Since
	One	Three	Five	Inception
	Year	Year	Years	(12/8/11)
Class N	21.67%	9.07%	13.63%	12.22%
Class C	20.44%	7.99%	12.51%	11.12%
Class A with load of 5.75%	14.32%	6.64%	12.03%	10.82%
Class A without load	21.30%	8.77%	13.35%	11.94%
Russell 1000 Growth Index	29.71%	13.15%	16.83%	16.75%
Morningstar Large Cap Growth Category	26.62%	10.48%	14.86%	14.76%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.20% for Class N, 2.20% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our websitewww.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 99.1%
BIOTECHNOLOGY - 13.8%
Alexion Pharmaceuticals, Inc. *	11,605	$1,388,654
BioMarin Pharmaceutical, Inc. *	8,581	704,414
Celgene Corp. *	21,480	2,168,836
Illumina, Inc. *	9,836	2,018,249
Incyte Corp. *	11,925	1,350,506
Regeneron Pharmaceuticals, Inc. *	5,466	2,200,721
Vertex Pharmaceuticals, Inc. *	4,640	678,507
		10,509,887
COMMERCIAL SERVICES - 4.6%
PayPal Holdings, Inc. *	33,659	2,442,297
TransUnion *	20,188	1,059,668
		3,501,965
DIVERSIFIED FINANCIAL SERVICES - 14.2%
Charles Schwab Corp.	43,363	1,944,397
Mastercard, Inc.	27,015	4,019,021
Visa, Inc. ^	43,850	4,822,623
		10,786,041
HEALTHCARE PRODUCTS - 4.5%
Align Technology, Inc. *	6,763	1,616,222
Edwards Lifesciences Corp. *	17,449	1,783,811
		3,400,033
INTERNET - 30.8%
Alibaba Group Holding Ltd. - ADR * ^	13,404	2,478,266
Alphabet, Inc. *	4,925	5,006,952
Amazon.com, Inc. *	4,385	4,846,653
Facebook, Inc. *	32,642	5,877,518
Palo Alto Networks, Inc. *	11,908	1,752,858
Priceline Group, Inc. * ^	1,843	3,523,742
		23,485,989
RETAIL - 7.8%
Domino’s Pizza, Inc.	5,625	1,029,375
Home Depot, Inc.	9,031	1,497,159
TJX Companies, Inc. ^	19,874	1,387,205
Ulta Beauty, Inc. *	10,049	2,027,788
		5,941,527
Security	Shares	Value
SEMICONDUCTORS - 2.4%
NVIDIA Corp.	8,861	1,832,543

SOFTWARE - 21.0%
Adobe Systems, Inc. *	22,441	3,930,766
Autodesk, Inc. *	9,866	1,232,855
Salesforce.com, Inc. *	44,132	4,516,469
ServiceNow, Inc. *	13,338	1,685,523
Splunk, Inc. *	19,516	1,313,427
Veeva Systems, Inc. *	31,222	1,902,669
Workday, Inc. * ^	12,901	1,431,882
		16,013,591

TOTAL COMMON STOCKS (Cost - $49,392,697)		75,471,576

SHORT-TERM INVESTMENT - 1.0%
MONEY MARKET FUND - 1.0%
First American Institutional Prime Obligations Fund - Institutional Class 1.14% + (Cost - $752,009)	752,009	752,009

COLLATERAL FOR SECURITIES LOANED - 15.0%
Mount Vernon Prime Portfolio, 1.32% +# (Cost - $11,449,510)	11,449,510	11,449,510

TOTAL INVESTMENTS - 115.1% (Cost - $61,594,216)		$87,673,095
LIABILITIES IN EXCESS OF OTHER ASSETS - (15.1)%		(11,499,656)
NET ASSETS - 100.0%		$76,173,439

^	All or a portion of these securities are on loan. Total loaned securities had a value of $11,342,904 at October 31, 2017.

*	Non-Income producing security.

ADR - American Depositary Receipt.

+	Variable rate security. Interest rate is as of October 31, 2017.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Communications	26.8%	Financial	12.3%
Technology	20.3%	Consumer, Cyclical	6.8%
Consumer, Non-Cyclical	19.9%	Short-Term Investments	0.8%
Collateral for Securities Loaned	13.1%	Total	100.0%

*	Based on total value of investments as of October 31, 2017.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), added 23.64 percent during the year ending October 31, 2017 (the “fiscal year”).

The best performing developed market countries as measured by the Index during the fiscal year were Austria, up 56.27 percent, and Italy, up 41.19 percent. The worst performing developed market countries were Israel, down 9.35 percent, and New Zealand, down 2.56 percent. The best performing emerging market countries during the fiscal year as measured by the Index were Poland, up 51.08 percent and China, up 41.06 percent. The worst performing emerging market countries were Egypt, down 25.11 percent, and Qatar, down 14.81 percent.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to returns relative to the Index during the fiscal year were: France, primarily due to overweights to the information technology and financials sectors; and South Korea, primarily due to underweights to the information technology sector. Countries contributing most to underperformance relative to the Index included: China, primarily due to underweights to the information technology and financials sectors as well as overweights to the energy sector; and Spain, primarily due to underweights to the financials sector as well as overweights to the telecommunication services and utilities sectors.

Sectors contributing most to returns relative to the Index during the fiscal year included: the information technology sector, primarily due to overweights in Japan, South Korea, and France; the materials sector, primarily due to overweights in Canada and Japan; and the health care sector, primarily due to underweights in Switzerland and Israel. The sectors contributing the most to underperformance relative to the Index was the energy sector, primarily due to overweights in China, Brazil, and Russia; and the utilities sector, primarily due to overweights in Brazil and Spain.

The stocks contributing most to returns relative to the Index during the fiscal year included: Stmicroelectronics Nv (holding percentage*: 1.07 percent), a French information technology company; Samsung Electronics Co., Ltd. (holding percentage*: 3.88 percent), a Korean information technology company; and Actelion (holding percentage**: 0.52 percent), a Swiss health care company. Stocks contributing most to underperformance relative to the Index included: Tencent Holdings Ltd. (holding percentage**: 0.20 percent), a Chinese information technology company; Wpp Plc (holding percentage*: 0.48 percent), a United Kingdom consumer discretionary company; and Cnooc Limited (holding percentage**: 0.37 percent), a Chinese energy company.

The foregoing Sub-Adviser Background and Insights from the Sub-Adviser are provided by Arrowstreet as of October 31, 2017 for informational purposes only and solely with respect to the portfolio of assets in the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice. Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein

*	Holdings percentage(s) as of 10/31/2017.

Growth of $100,000 Investment

Total Returns as of October 31, 2017

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	23.17%	5.73%	8.95%	2.32%	5.69%
Class C	21.99%	4.68%	7.86%	1.30%	4.65%
Class A with load of 5.75%	15.81%	3.41%	7.41%	1.46%	2.41%*
Class A without load	22.92%	5.48%	8.68%	2.06%	2.97%*
MSCI All Country World ex US Index (net)	23.64%	5.71%	7.29%	0.92%	6.00%
Morningstar Foreign Large Cap Blend Category	22.51%	5.73%	7.76%	0.58%	5.19%

*	Class A commenced operations on January 3, 2007.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.63% for Class N, 2.63% for Class C and 1.88% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 96.8%
ADVERTISING - 1.1%
Hakuhood Dy Holdings, Inc.	46,900	$649,196
WPP PLC	30,513	539,365
		1,188,561
AEROSPACE / DEFENSE - 0.8%
BAE Systems PLC - ADR	5,194	166,727
ELBIT Systems Ltd.	3,199	474,880
Rolls-Royce Holdings PLC - ADR	17,948	231,780
		873,388
AGRICULTURE - 0.2%
Imperial Brands PLC	6,138	250,218

AIRLINES - 0.5%
Deutsche Lufthansa AG	11,011	353,791
International Consolidated Airlines Group SA	25,909	218,791
Turk Hava Yollari *	1	3
		572,585
APPAREL - 0.6%
Adidas AG	3,064	682,054

AUTO MANUFACTURERS - 1.8%
Ferrari NV	7,067	846,261
Fiat Chrysler Automobile NV *	5,012	86,647
Hyundai Motor Co. - GDR	2,288	105,248
Mazda Motor Corp.	20,400	294,683
Suzuki Motor Corp.	10,300	564,537
Tofas Turk Otomobil Fabrikasi AS	20,360	165,947
		2,063,323
AUTO PARTS & EQUIPMENT - 1.6%
Cie Generale Des Establissements - ADR	3,500	101,360
Cie Generale Des Establissements	1,588	229,877
Continental AG	1,281	326,035
Koito Manufacturing Co Ltd.	6,700	449,560
Linamar Corp.	1,007	61,150
Sumitomo Electric Industries Ltd.	25,000	425,915
Toyoda Gosei Co. Ltd.	6,100	149,256
		1,743,153
BANKS - 6.6%
Agricultural Bank of China Ltd.	411,000	193,568
Banco Bradesco SA - ADR	45,870	484,847
Banco Bradesco SA	6,600	66,215
Banco do Brasil SA - ADR	19,000	202,540
Banco do Brasil SA	19,000	200,841
Banco Santander Brasil SA	31,000	271,967
Banco Santander SA	57,308	388,543
Bancolombia SA - ADR	5,200	196,300
Bank Hapoalim BM	22,496	159,310
Bank Leumi Le-Israel BM	54,789	302,925
Bank Negara Indonesia Persero Tbk PT	184,500	103,425
Bank of China Ltd.	386,000	192,899
Bank of Communications Co. Ltd.	384,000	289,880
China Construction Bank Corp.	451,000	403,045
Concordia Financial Group Ltd.	23,100	122,420
Eurobank Ergasias SA *	53,391	43,615
Grupo Financiero Banorte SAB de CV - ADR	2,100	62,097
Itau Unibanco Holding SA	16,280	188,312
Mediobanca SpA	34,651	379,612
Raiffeisen Bank International AG *	5,980	207,979
Societe Generale SA	10,348	575,963
Security	Shares	Value
BANKS (Continued) - 6.6%
Sperbank of Russia PJSC	27,805	$399,002
Sumitomo Mitsui Financial Group Inc	8,500	340,758
Turkiye Garanti Bankasi AS	94,550	260,289
Turkiye Halk Bankasi AS	22,435	65,487
Turkiye Is Bankasi	81,167	153,071
Turkiye Vakiflar Bankasi TAO	393,315	657,384
UniCredit SpA	15,114	288,863
Yapi ve Kredi Bankasi AS *	129,421	157,284
		7,358,441
BEVERAGES - 0.7%
Coca-Cola HBC AG	6,346	214,457
Diageo PLC - ADR	3,192	437,336
Suntory Beverage & Food Ltd.	2,900	132,456
		784,249
BIOTECHNOLOGY - 0.4%
CSL Limited	322	34,301
Genmab A/S	2,047	413,399
		447,700
BUILDING MATERIALS - 1.5%
Asahi Glass Co. Ltd.	11,000	431,377
Cie de Saint-Gobain	4,573	268,152
Geberit AG	829	375,653
Sika AG	74	548,176
Titan Cement Co SA	4,082	98,665
		1,722,023
CHEMICALS - 3.9%
Air Water, Inc.	12,300	236,212
Covestro AG	7,604	731,033
Croda International PLC	826	45,898
Daicel Corp.	7,900	98,701
FUCHS PETROLUB SE	5,581	277,953
Hitachi Chemical Co Ltd	5,400	154,087
Johnson Matthey PLC	1,793	80,486
Kuraray Co Ltd	6,600	130,070
Mitsubishi Chemical Holdings Corp	43,300	452,581
Nissan Chemical Industries Ltd	20,100	750,214
Nitto Dekno Corporation	800	74,439
Petkim Petrokimya Holding AS	87,669	153,593
Shin-Etsu Chemical Co Ltd	3,500	369,358
Sinopec Shanghai Petrochemical Co Ltd - ADR	2,100	127,050
Sumitomo Chemical Co Ltd	14,000	98,455
Taiyo Nippon Sanso Corp	36,400	437,349
Toray Industries Inc	17,000	172,182
		4,389,661
COAL - 0.5%
China Shenhua Energy Co Ltd	129,000	308,587
Jastrzebska Spolka Weglowa SA *	7,940	213,595
		522,182
COMMERCIAL SERVICES - 4.6%
Abertis Infraestructuras SA	27,233	589,069
Adecco Group AG	1,898	150,711
AerCap Holdings NV *	8,364	440,281
Ashtead Group PLC	11,360	292,584
Edenred	6,784	195,591
Experian PLC	39,527	832,642
Randstad Holding NV	9,954	612,496
Recruit Holdings Co Ltd	26,100	640,333
RELX NV	42,562	960,997
RELX PLC - ADR	11,900	278,341
RELX PLC	8,912	205,042
		5,198,087

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 96.8% (Continued)
COMPUTERS - 2.0%
Check Point Software Technologies Ltd. * ^	5,374	$632,574
Chicony Electronics Co Ltd	43,215	108,237
Compal Electronics, Inc.	375,000	276,101
Computershare Ltd	25,961	310,920
Fujitsu Ltd	62,000	483,454
Innolux Corp	254,000	111,330
TDK Corp	3,500	269,115
		2,191,731
COSMETICS / PERSONAL CARE - 2.3%
Kao Corp.	10,900	659,178
Kose Corp.	2,500	304,233
Lion Corp.	2,300	44,287
L’Oreal SA	2,925	651,055
Pola Orbis Holdings, Inc.	4,400	140,340
Shiseido Co Ltd.	2,300	94,932
Unicharm Corp.	20,900	475,909
Unilever PLC	4,648	263,381
		2,633,315
DISTRIBUTION / WHOLESALE - 0.2%
Ferguson PLC - ADR	27,250	191,568

DIVERSIFIED FINANANCIAL SERVICES - 4.5%
Aeon Financial Service Co. Ltd.	10,500	224,267
ASX Ltd.	3,993	165,513
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	28,000	205,591
CITIC Securities Co. Ltd.	156,000	346,598
Deutsche Boerse AG	4,786	495,704
DGB Financial Group, Inc.	9,195	85,763
Hana Financial Group, Inc.	11,900	509,306
Huatai Securities Co. Ltd.	32,400	69,980
IGM Financial, Inc.	10,500	370,363
Korea Investment Holdings Co Ltd.	1,166	66,005
Nomura Holdings, Inc. - ADR	47,743	269,271
Nomura Holdings, Inc.	18,200	104,223
ORIX Corp. - ADR	3,039	260,807
ORIX Corp.	13,800	237,429
Partners Group Holding AG	1,055	710,185
Schroders PLC NV	5,394	180,354
Shinhan Financial Group Co Ltd.	6,210	278,942
Worldpay Group PLC	43,295	233,352
Yuanta Financial Holding Co. Ltd.	498,000	221,479
		5,035,132
ELECTRIC - 2.3%
CEZ AS	4,959	108,747
Cia Paranaense de Energia	5,600	36,787
E.ON SE	32,283	382,407
Enel SpA	161,968	1,004,559
Iberdrola SA	95,028	767,989
Kyushu Electric Power Co., Inc.	15,200	173,487
RWE AG	3,507	88,187
		2,562,163
ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
Brother Industries Ltd.	10,100	245,927
LG Electronics, Inc.	2,499	203,435
Schneider Electric SE	7,618	669,385
		1,118,747
ELECTRONICS - 5.1%
AU Optronics Corp.	1,197,000	490,492
Hon Hai Precision Industry Co Ltd. - GDR	11,146	83,484
Hoya Corp.	9,700	527,356
Keyence Corp.	1,800	1,000,065
Koninklijke Philips NV	40,488	1,650,148
Security	Shares	Value
ELECTRONICS - 5.1% (Continued)
Kyocera Corp. - ADR	700	$46,760
Kyocera Corporation	1,200	80,318
LG Display Co Ltd.	8,546	223,568
Minebea Mitsumi, Inc.	14,200	260,502
Nippon Electric Glass Co Ltd.	8,600	351,358
Pegatron Corp.	40,000	103,650
Synnex Technology International Corp.	187,050	237,109
Yokogawa Electric Corp.	33,300	632,991
		5,687,801
ENERGY - ALTERNATE SOURCE - 0.1%
Vestas Wind Systems A/S - ADR	3,100	91,264

ENGINEERING & CONSTRUCTION - 0.1%
Auckland International Airport Ltd.	17,380	74,158
Enka Insaat ve Sanayi AS	14,746	22,371
		96,529
ENTERTAINMENT - 0.4%
Aristocrat Leisure Ltd.	25,172	455,899

FOOD - 1.1%
Ajinomoto Co., Inc.	12,200	245,584
CHR Handsen Holding A/S - ADR	2,900	127,745
Tesco PLC - ADR *	4,179	30,473
WH Group Ltd.	380,000	385,065
Wm Morrison Supermarkets PLC	29,595	88,098
Yakult Honsha Co Ltd.	4,400	364,024
		1,240,989
FOOD SERVICE - 0.2%
Compass Group PLC - ADR	10,587	236,831

FOREST PRODUCTS & PAPER - 1.8%
Mondi PLC	5,864	141,795
Nine Dragons Paper Holdings Ltd.	200,000	367,581
Oji Holdings Corp.	125,000	733,109
Stora Enso OYJ	20,293	317,171
UPM-Kymmene OYJ	14,043	421,780
		1,981,436
GAS - 0.9%
Gas Natural SDG SA	16,566	354,502
National Grid PLC - ADR ^	3,000	183,150
Tokyo Gas Co Ltd.	16,600	414,371
		952,023
HAND / MACHINE TOOLS - 0.9%
Fuji Electric Co Ltd.	31,000	224,747
Sandvik AB	23,292	425,153
THK Co Ltd.	8,400	306,602
		956,502
HEALTHCARE - PRODUCTS - 1.1%
Smith & Nephew PLC - ADR ^	8,738	334,316
Smith & Nephew PLC	27,710	522,576
Sonova Holding AG	1,574	284,400
Terumo Corp,	2,200	91,735
		1,233,027
HOLDING COMPANIES-DIVERSIFIED - 0.4%
Haci Omer Sabanci Holdings AS	1	2
Industrivarden AB - A shares	11,953	324,211
Wharf Holdings Ltd.	17,000	154,831
		479,044
HOME BUILDERS - 0.7%
Persimmon PLC	15,531	577,909
Sekisui Chemical Co Ltd.	12,400	250,451
		828,360

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 96.8% (Continued)
HOME FURNISHINGS - 0.4%
Arcelik AS	1	$5
Panasonic Corp. - ADR	2,700	41,769
Panasonic Corp.	30,200	451,950
		493,724
HOUSEHOLD PRODUCTS - 0.3%
Reckitt Benckiser Group PLC	3,781	338,223

INSURANCE - 5.8%
Aegon NV	19,379	114,421
Assicurazioni Generali SpA	30,414	553,573
AXA SA	30,706	927,046
China Life Insurance Co. Ltd.	24,000	79,563
China Life Insurance Co. Ltd. / Taiwan	102,460	96,871
CNP Assurances	1,647	38,317
Dai-ichi Life Holdings Inc	9,800	187,283
MS&AD Insurance Group Holdings Inc	20,500	696,892
Muenchener Rueckversicherungs-Gesellschaft AG in	4,886	1,097,013
PICC Property & Casualty Co Ltd	404,000	801,693
SCOR SE	1,886	78,301
Shin Kong Financial Holding Co Ltd	633,000	202,543
Sompo Holdings Inc	6,000	241,331
Swiss Re AG	4,592	432,523
Tokio Marine Holdings Inc	4,500	194,111
Zurich Insurance Group AG	2,601	794,411
		6,535,892
INTERNET - 0.9%
Mixi Inc	5,400	263,434
SBI Holdings Inc/Japan	11,700	184,768
Start Today Co Ltd	9,600	263,114
Trend Micro Inc/Japan	5,400	289,759
		1,001,075
INVESTMENT COMPANIES - 1.6%
Investor AB - A shares	17,576	850,849
Investor AB - B shares	2,150	106,523
Kinnevik AB - B Shares	14,368	471,289
Melker Schorling AB	206	14,220
Pargesa Holding SA	3,627	303,990
		1,746,871
IRON / STEEL - 1.7%
Fortescue Metals Group Ltd.	57,925	206,335
POSCO	1,122	327,047
Vale SA - ADR	76,208	746,076
Vale SA	57,500	567,205
Voestalpine AG	1,429	78,571
		1,925,234
LEISURE TIME - 1.6%
Carnival PLC - ADR	3,100	206,894
TUI AG	65,105	1,178,772
Yamaha Motor Co. Ltd.	12,700	381,412
		1,767,078
LODGING - 0.6%
Crown Resorts Ltd.	17,942	159,835
Galaxy Entertainment Group Ltd.	50,000	340,951
Melco Resorts and Entertainment Ltd. - ADR	7,600	192,128
		692,914
MACHINERY CONSTRUCTION & MINING - 2.8%
ABB Ltd.	42,279	1,105,059
Atlas Copco AB - A shares ^	9,312	408,338
Atlas Copco AB - B shares ^	3,574	141,879
Hitachi Ltd. - ADR	2,293	182,408
Hitachi Ltd.	106,000	844,672
Mitsubishi Electric Corp.	26,800	458,945
		3,141,301
Security	Shares	Value
MACHINERY - DIVERSIFIED - 0.8%
ANDRITZ AG	3,458	$195,553
Hyundai Robotics Co., Ltd. *	109	43,986
Kone OYJ	11,441	619,287
		858,826
MEDIA - 0.2%
Telenet Group Holding NV *	346	23,931
Wolters Kluwer NV	4,038	197,930
		221,861
METAL FABRICATE / HARDWARE - 0.1%
Catcher Technology Co., Ltd.	6,000	63,858
Misumi Group, Inc.	3,100	84,988
		148,846
MINING - 2.9%
Anglo American PLC	9,860	185,929
BHP Billiton Ltd.	42,447	875,532
BHP Billiton PLC - ADR	1,992	72,349
BHP Billiton PLC	10,980	198,770
Glencore PLC	143,952	694,205
Norsk Hydro ASA	41,869	323,447
Rio Tinto PLC - ADR ^	14,883	713,342
Southern Copper Corp.	3,514	150,926
		3,214,500
MISCELLANEOUS MANUFACTURING - 1.1%
FUJIFILM Holdings Corp.	6,200	253,796
Konica Minolta, Inc.	30,500	267,745
Largan Precision Co Ltd.	1,000	189,560
Nikon Corp.	20,600	391,472
		1,102,573
OFFICE / BUSINESS - 0.5%
Ricoh Co. Ltd.	22,300	207,077
Seiko Epson Corp. - ADR	6,371	75,910
Seiko Epson Corp.	10,500	250,730
		533,717
OIL & GAS - 3.7%
China Petroleum & Chemical Corp.	1,264,000	928,131
Formosa Petrochemical Corp.	15,000	52,509
Lukoil PJSC - ADR	15,187	806,430
PetroChina Co. Ltd. - ADR	8,450	553,475
Polski koncern naftowy orlen SA	6,490	229,618
Polskie Gornictwo Naftowe i Gazownictwo SA	48,396	88,963
PTT Exploration & Production PCL	96,300	250,335
Royal Dutch Shell PLC - A Shares	21,829	687,406
SK Innovation Co Ltd	2,918	535,280
		4,132,147
PHARMACEUTICALS - 3.6%
Astellas Pharma, Inc.	30,000	399,529
Bayer AG	3,796	493,822
Daiichi Sankyo Co Ltd	11,700	268,911
Kyowa hakko kirin Co. Ltd.	16,000	295,539
Novo Nordisk A/S - ADR	24,000	1,194,960
Orion Oyj	1,661	68,082
Roche Holding AG	4,061	939,424
Shionogi & Co Ltd	8,000	430,981
		4,091,248
PIPELINES - 0.1%
APA Group	24,340	160,028

PRIVATE EQUITY - 0.9%
3i Group PLC	51,117	652,264
Eurazeo SA	4,338	403,332
		1,055,596

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 96.8% (Continued)
REAL ESTATE - 1.6%
CK assets holdings Ltd.	61,500	$506,109
Country Garden Holdings Co Ltd	129,000	204,482
L E lundbergforetagen A B	634	49,487
Swire Properties Limited	272,600	921,129
Wheelock & Co. Ltd.	14,000	97,525
		1,778,732
REIT - 0.3%
Link REIT	38,000	319,272

RETAIL - 0.7%
Cie Financiere Richemont SA - ADR	18,300	168,122
Dollarama Inc	2,000	222,807
Nitori Holdings Co Ltd	3,000	436,282
		827,211
SEMICONDUCTORS - 9.3%
Macronix International Co., Ltd.	204,000	373,042
MediaTek Inc	43,000	489,319
Nanya Technology Corp	194,000	527,395
Rohm Co Ltd	2,400	223,557
Samsung Electronics Co. Ltd.- GDR	375	378,750
Samsung Electronics Co Ltd	1,464	3,608,916
SK Hynix Inc	12,215	900,645
STMicroelectronics NV	50,900	1,198,358
Taiwan Semiconductor Manufacturing Co Ltd. - ADR ^	40,584	1,717,921
Taiwan Semiconductor Manufacturing Co Ltd	35,000	282,951
Tokyo Electron Ltd - ADR	2,200	104,281
Tokyo Electron Ltd	3,800	669,545
		10,474,680
SOFTWARE - 1.6%
Amadeus IT Holding SA	10,559	716,479
Constellation Software, Inc.	300	170,812
Konami Holdings Corp.	5,800	282,677
Nexon Co., Ltd. *	13,900	374,145
Sage Group PLC	6,798	67,281
TravelSky Technology, Ltd.	68,000	176,239
		1,787,633
TELECOMMUNICATIONS - 0.8%
KDDI Corp.	17,700	471,886
KT Corp. - ADR	5,497	79,102
Nippon Telegraph & Telephone Corp. - ADR	6,827	329,949
		880,937
TOYS / GAMES - 0.7%
Bandai Namco Holdings Inc	11,300	387,484
Nintendo Co Ltd	1,000	388,218
		775,702
TRANSPORTATION - 2.6%
Canadian National Railway Co	19,557	1,574,907
DSV A/S - ADR	1,900	73,872
East Japan Railway Co	5,500	533,740
Hankyu Hanshin Holdings Inc	6,800	265,289
Kamigumi Co., Ltd.	14,500	347,344
Security		Shares		Value
TRANSPORTATION - 2.6% (Continued)
Sinotrans Ltd		341,000		$163,911
				2,959,063

TOTAL COMMON STOCK (Cost - $92,288,810)				108,732,870

EXCHANGE TRADED FUND - 0.5%
EQUITY FUND - 0.5%
iShares MSCI Emerging Markets ETF ^		8,000		557,040
TOTAL EXCHANGE TRADED FUND (Cost - $541,785)

		Principal	Maturity
	Interest Rate	Amount	Date	Value
PREFERRED STOCKS - 2.1%
AUTO MANUFACTURER - 0.7%
Porsche Automobil Holding SE	1.620%	11,273	3/20/2018	$818,285

AUTO PARTS & EQUIPMENT - 0.1%
Schaeffler AG	3.650	8,042	3/7/2018	128,233

BANKS - 0.5%
Itausa - Investimentos Itau SA	0.570	158,300	3/13/2018	510,512

ELECTRIC - 0.3%
RWE AG - NV	0.800	16,035	2/9/2018	304,110

FOOD - 0.1%
CJ CheilJedang Corp	1.570	362	2/8/2018	52,519

FOREST PRODUCTIONS & PAPER - 0.1%
Suzano Papel e Celulose SA	1.730	16,000	2/14/2018	99,091

MISCELLANEOUS MANUFACTURING - 0.1%
Doosan Corp.	6.500	1,070	2/19/2018	77,709

SEMICONDUCTORS - 0.3%
Samsung Electronics Co., Ltd.	1.250	171	1/8/2018	342,486

TOTAL PREFERRED STOCKS (Cost - $1,940,945)				2,332,945

		Shares
COLLATERAL FOR SECURITIES LOANED - 2.5%
Mount Vernon Prime Portfolio 1.32% + (Cost - $2,837,042)		2,837,042		2,837,042

TOTAL INVESTMENTS - 101.9% (Cost - $97,608,582)				$114,459,897
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%				(2,108,528)
NET ASSETS - 100.0%				$112,351,369

^	All or a portion of these securities are on loan. Total loaned securities had a value of $2,780,116 at October 31, 2017.

*	Non-income producing security.

ADR - American Depositary Receipt.	CDI - CHESS Depositary Interest

GDR - Global Depositary Receipt.	NV - Non-Voting

REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of October 31, 2017.

Portfolio Composition * - (Unaudited)
Japan	25.4%	China	3.7%
Britain	8.1%	France	3.6%
Switzerland	7.1%	Brazil	3.1%
South Korea	6.8%	Hong Kong	2.9%
Germany	6.4%	Other Countries	28.0%
Taiwan	4.9%	Total	100.0%

*	Based on total value of investments as of October 31, 2017.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (Barings Real Estate Advisers LLC)

The real estate investment trust (REIT) market had a positive fiscal year ended October 31, 2017, however a slightly negative final three months shaved off some of the gains. Although the Sub-Adviser believes that historical data shows evidence that REIT fundamentals have not historically been driven by interest rates shifts, the increase in rates over the most recent fiscal year may have pushed investors to dump REITs. Since 1996, REITs have been up in more rising rate periods than down. Over the fiscal year, the 10-year Treasury rose from 1.83 percent at the beginning of the fiscal year to 2.38 percent at the end of the fiscal year, fluctuating within an 85 basis point range throughout. REITs, as measured by the FTSE NAREIT All REIT Index, increased 2.3 percent, 3.2 percent, and 3.1 percent over the first three fiscal quarters, respectively, while dipping 0.1 percent in the fourth fiscal quarter. For the year, REITs increased 8.8 percent while other broad equity indexes, such as the S&P 500 Index, surged 23.6 percent. In contrast to the previous fiscal year when the S&P 500 Index underperformed REITs by 3.6 percent.

The Sub-Adviser believes that the intrinsic value of a listed real estate company is a function of the quality of its real estate portfolio, management team, and capital plan. Achieving a thorough understanding of the real estate assets owned by an investment candidate is the foundation of establishing the value of that enterprise. Evaluating management’s ability to drive earnings and add value to underlying real estate assets is vital to the Sub-Adviser developing an understanding of the potential sustainable future success of the company. Assessing a firm’s financial structure within the context of the prevailing financial environment provides the Sub-Adviser with a framework to understand the risk and long-term potential of a firm’s business strategy. Industrial and self storage REITs, among others, contributed positively over the entire fiscal year, while specialty REITs contributed positively to Fund performance over the first half of the fiscal year but detracted over the second half of the fiscal year. Infrastructure and data center REITs, among others, detracted from Fund performance over the entire fiscal year.

The Fund’s large overweight to the industrial REIT sector contributed to Fund performance over the fiscal year ended October 31, 2017. The contribution to performance was primarily attributed to the Fund’s allocation to this sector, although security selection was positive as well. The Sub-Adviser believes that ecommerce companies attempting to take market share from brick and mortar stores have been driving this sector’s performance. In order to accomplish this, it believes ecommerce companies must develop additional fulfillment centers. One of the largest active overweights within the Fund was the position in Prologis, Inc. (PLD) (holding percentage*: 7.61 percent). PLD is the largest public and private operator of industrial properties in the world. Over the fiscal year ended October 31, 2017, Prologis, Inc. increased 27.8 percent. Another holding that contributed to the Fund’s performance was Duke Realty Corporation (DRE) (holding percentage*: 3.93 percent). DRE is a leading industrial REIT offering ecommerce and supply chain companies a crucial edge, with expertise in development, leasing, property management, and construction. Duke Realty’s stock rose 12.1 percent over the fiscal year. The Sub-Adviser believes that the demand within the industrial REIT sector will remain strong through the end of 2017 and into 2018.

The slight underweight to self storage REITs led to a negative allocation effect within the sector, but security selection was strong enough to render the sector a positive contributor to the Fund’s performance over the fiscal year. A holding in the self storage space that performed well over the fiscal year was Extra Space Storage, Inc. (EXR) (holding percentage*: 1.17 percent). EXR is a fully integrated, self-administered, and self-managed REIT that owns, operates, acquires, develops, and redevelops professionally managed self-storage properties. The holding rose 19.4 percent from the time the Sub-Adviser bought the stock on November 1, 2016 through the end of the fiscal year on October 31, 2017. Another holding in the self storage space that contributed to the Fund’s performance over the fiscal year was CubeSmart (CUBE) (holding percentage*: 2.14 percent). CUBE is very similar to EXR in what it owns and how it operates in the self storage space. The Sub-Adviser bought the stock on March 6, 2017. From that point until the end of the fiscal year, the stock returned 3.2 percent.

The significant relative underweight over the entire fiscal year was the driver of relative underperformance of the infrastructure REIT sector. In fact, the Fund did not own any stocks within the sector until the third fiscal quarter. Examples of property types in the infrastructure REIT sector are cell towers, renewable energy real estate, and electricity infrastructure. The Sub-Adviser held a relative underweight due to the pending merger between two companies in the wireless telecommunications space, Sprint and T-Mobile. The merger would eliminate one of the four players in the space, the other two being AT&T and Verizon, which was expected to negatively impact the pricing power of cell tower companies. The Sub-Adviser entered the sector, albeit at a significantly lower allocation than what the benchmark held to the space, with two companies, both in the cell tower space. The companies were American Tower Corp. (AMT) (holding percentage*: 2.04 percent) and Crown Castle International Corp. (CCI) (holding percentage*: 1.62 percent). Both companies own, operate, develop, and lease wireless communication infrastructure. AMT operates domestically, while CCI operates in the U.S. and Australia. The Sub-Adviser bought CCI on July 25, 2017 and AMT on August 21, 2017. From their respective purchase dates until the end of the fiscal year, CCI and AMT returned 8.6 percent and 2.2 percent, respectively. Despite the positive performance of each of the holdings, the significant underweight detracted from Fund performance relative to the benchmark.

Going forward, the Sub-Adviser is optimistic about REIT performance through the end of 2017 and into 2018, as it sees compelling evidence for the valuation of and growth in REITs, specifically the reacceleration of earnings growth. The Sub-Adviser believes that due to the lagging performance of REITs relative to general equities and real assets over the past year while earnings have been positive, as investors come to see value in the REIT space, REITs are expected to perform better on a relative basis. It also anticipates that volatility in equity markets is likely to increase, as uncertainty remains for the Trump administration’s ability to carry out policy initiatives, the U.S. Federal Reserve continues to hike interest rates a few more times between now and the end of 2018, and the resulting impact on U.S. dollar strength. The Sub-Adviser sees opportunities in the evolving lifestyle of millennials and the continued growth of e-commerce, and is positioned to potentially benefit from the positive impacts of both on the REIT space.

*	Holdings percentage(s) as of 10/31/2017.

Growth of $100,000 Investment

Total Returns as of October 31 2017

	One	Annualized	Annualized	Annualized	Annualized Since Inception
	Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	3.57%	4.84%	8.92%	5.21%	6.73%
Class C	2.55%	3.80%	7.83%	4.16%	5.67%
Class A with load of 5.75%	(2.56)%	2.56%	7.38%	4.33%	3.49%*
Class A without load	3.39%	4.61%	8.66%	4.94%	4.06%*
FTSE NAREIT All REITs Index	8.79%	7.20%	9.89%	6.02%	7.18%
Morningstar Real Estate Category	5.68%	5.24%	8.57%	4.40%	6.75%

*	Class A commenced operations on January 3, 2007.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.21% for Class N, 2.21% for Class C and 1.46% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2017

Security	Shares	Value
COMMON STOCK - 2.1%
LODGING - 2.1%
Hilton Worldwide Holdings, Inc.	12,456	$900,320
TOTAL COMMON STOCK (Cost - $704,385)

REITS - 96.1%
APARTMENTS - 14.3%
Camden Property Trust	16,550	1,510,022
Essex Property Trust	7,260	1,905,242
Invitation Homes, Inc. ^	29,110	657,013
Mid-America Apartment Communities, Inc. ^	8,440	863,834
Starwood Waypoint Homes	31,760	1,153,205
		6,089,316
DIVERSIFIED - 25.3%
American Tower Corp.	6,100	876,387
Cousins Properties, Inc. ^	88,610	799,262
Crown Castle International Corp	6,490	694,949
Digital Realty Trust, Inc. ^	17,970	2,128,367
Duke Realty Corp.	59,250	1,687,440
Equinix, Inc.	4,870	2,257,245
Gaming and Leisure Properties, Inc.	20,890	763,321
GEO Group, Inc.	27,630	716,998
Weyerhaeuser Co.	24,750	888,772
		10,812,741
HEALTHCARE - 11.5%
Healthcare Realty Trust, Inc.	15,000	483,600
Medical Properties Trust, Inc. ^	35,740	472,840
National Health Investors, Inc.	6,630	505,140
Physicians Realty Trust	56,000	973,280
Ventas, Inc.	10,620	666,405
Welltower, Inc.	26,990	1,807,250
		4,908,515
HOTELS - 3.1%
Chesapeake Lodging Trust ^	17,250	481,275
Park Hotels & Resorts, Inc.	8,152	234,696
Sunstone Hotel Investors, Inc. ^	37,430	610,858
		1,326,829
OFFICE - 11.4%
Boston Properties, Inc.	14,250	1,726,815
Brandywine Realty Trust	31,690	554,258
Hudson Pacific Properties, Inc.	20,580	696,016
Kilroy Realty Corp.	18,073	1,287,340
Paramount Group, Inc.	37,590	598,433
		4,862,862
Security	Shares	Value
REGIONAL MALLS - 6.4%
Macerich Co.	7,750	$423,150
Simon Property Group, Inc.	14,791	2,297,486
		2,720,636
SHOPPING CENTERS - 8.4%
Acadia Realty Trust ^	34,078	959,296
Kimco Realty Corp.	33,470	607,815
Regency Centers Corp.	23,574	1,450,980
Retail Properties of America, Inc.	45,120	551,366
		3,569,457
SINGLE FAMILY - 4.8%
Agree Realty Corp.	14,300	676,247
Realty Income Corp.	16,340	876,968
STORE Capital Corp. ^	21,060	519,971
		2,073,186
SELF STORAGE - 3.3%
CubeSmart	33,720	917,858
Extra Space Storage, Inc. ^	6,140	500,963
		1,418,821
WAREHOUSE/INDUSTRIAL - 7.6%
Prologis, Inc. ^	50,610	3,268,394
TOTAL REITS (Cost - $36,424,555)		41,050,757

SHORT-TERM INVESTMENT - 2.3%
MONEY MARKET FUND - 2.3%
Fidelity Investments Money Market - Class I, 0.92% +	971,882	971,882
TOTAL SHORT-TERM INVESTMENT (Cost - $971,882)

COLLATERAL FOR SECURITIES LOANED - 10.9%
Mount Vernon Prime Portfolio, 1.32% + (Cost - $4,641,609	4,641,609	4,641,609

TOTAL INVESTMENTS - 111.4% (Cost - $42,742,431)		$47,564,568
LIABILITIES IN EXCESS OF OTHER ASSETS - (11.4)%		(4,858,410)
TOTAL NET ASSETS - 100.00%		$42,706,158

^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,546,471 at October 31, 2017.

REITS - Real Estate Investment Trusts.

+	Variable rate security. Interest rate is as of October 31, 2017.
Portfolio Composition * - (Unaudited)
Diversified	22.7%	Regional Malls	5.7%
Apartments	12.8%	Single Family	4.4%
Healthcare	10.3%	Self Storage	3.0%
Office	10.2%	Hotels	2.8%
Collateral for Securities Loaned	9.8%	Short-Term Investment	2.0%
Shopping Centers	7.5%	Lodging	1.9%
Warehouse/Industrial	6.9%		100.0%

*	Based on total value of investments as of October 31, 2017.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Piermont Capital Management LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, rose 4.6 percent during the most recent fiscal quarter, after anemic returns in the two previous fiscal quarters. Therefore, the fiscal year’s 24.8 percent gain was primarily realized in the first fiscal quarter. The dispersion in sector performance during the fiscal year was fairly high, as the best performing sector in the fourth fiscal quarter, health care, outpaced the worst performing sector, telecommunication services, by close to 13 percent. As the Sub-Adviser’s proprietary process seeks sector neutrality versus the benchmark index, the stock selection within each sector was the primary driver of relative performance.

The Sub-Adviser’s stock selection is quantitatively derived, using a combination of five to nine factor groups for each sector model, which measure both fundamental and technical metrics. In general, the fundamental metrics have a heavier weighting, and in turn a greater representation, via the holdings of the Fund. In contrast to the previous fiscal quarter, many of the highest weighted factors were either favored during the most recent fiscal quarter or neither helped nor detracted. For example, within the best performing sector, health care, holdings such as Spectrum Pharmaceuticals Inc. (SPPI) (holding percentage*: 1.36 percent), a biotechnology firm primarily focused on anti-cancer therapies, surged 162.6 percent after declining 2.0 percent in the previous fiscal quarter. This large gain was primarily attributable to the success of early testing of its premier cancer drugs. SPPI was also one of the strongest performers over the fiscal year, as it more than quadrupled in size. The Fund benefitted from most of this increase as the Sub-Adviser trimmed the position, rather than exit, during the fiscal year. The strongest performing holding in the healthcare sector in the previous fiscal quarter was Anika Therapeutics Inc. (ANIK) (holding percentage*: 0.99 percent), an integrated orthopedic medicines company focused on therapeutic pain management solutions. During the previous fiscal quarter, ANIK increased 10.9 percent, as the company reported profits and sales that beat estimates. In the most recent fiscal quarter, ANIK advanced 6.8 percent, significantly lagging the 11.8 percent return for the healthcare sector as a whole. The healthcare sector was also the strongest performing sector for the fiscal year, increasing close to 41.6 percent. ANIK’s 23.2 percent return for the same time period meaningfully lagged.

As the largest single sector in the small cap value space, the 30.4 percent return boasted by the financial services sector had a meaningful impact on overall performance during the fiscal year. One of the Fund’s strongest performers during each of the previous fiscal quarters in that sector was LendingTree Inc. (TREE) (holding percentage*: 1.58 percent), an originator and processor of real estate and business loans. This most recent fiscal quarter was no different, as TREE sprouted another 21.5 percent, ending the 12-month period up 235.7 percent. The massive increases were primarily attributed to beating earnings estimates and providing positive guidance. TREE was an anomaly within the financial services sector in previous fiscal quarter, as nearly half of the Fund’s holdings in the sector ended the previous fiscal quarter in negative territory. For example, Enterprise Financial Services Corp. (EFSC) (holding percentage*: 1.08 percent), a regional bank that targets closely-held businesses and their owners, and UMB Financial Corp. (UMBF) (holding percentage*: 0.92 percent), a multi-bank holding company that offers complete banking and asset management services, dropped 6.2 percent and 3.6 percent, respectively, during the previous fiscal quarter. However, in the most recent fiscal quarter, EFSC and UMBF rose 10.6 percent and 6.0 percent, respectively. This placed their performance over the fiscal year at 33.1 percent and 20.2 percent, respectively. This was slightly ahead of the sector’s 12-month performance for EFSC, but significantly behind the sector in the case of UMBF.

Although it only comprises approximately 10 percent of the small cap value space, the information technology sector proved to have a material impact on the performance of the Fund versus the benchmark index. Some of the Fund’s largest positions continued to be Insight Enterprises, Inc. (NSIT) (holding percentage*: 1.63 percent), a company that distributes computer hardware and software and provides IT services for businesses, schools, and government agencies, and Cree Inc. (CREE) (holding percentage*: 1.17 percent), a developer of light-emitting diode, lighting, and semiconductor products for power and radio-frequency applications. While the information technology sector experienced a modest 2.3 percent return during the most recent fiscal quarter, NSIT and CREE boosted 11.2 percent and 37.8 percent, respectively. This significant outperformance during the fiscal quarter solidified their gains over the sector when considering the entire fiscal year. The information technology sector gained 31.3 percent during the 12-month period, while NSIT and CREE celebrated returns of 56.5 percent and 60.1 percent, respectively. However, the Fund’s exposure to Amkor Technology Inc. (AMKR) (holding percentage*: 1.24 percent), a contractor in chip assembly and testing services for semiconductor manufacturers may have helped during the most recent fiscal quarter, but it proved to be a detractor over the fiscal year. During the most recent fiscal quarter, AMKR increased 11.6 percent, but its return for the fiscal year fell short of the sector’s return by nearly 6.5 percent.

The Sub-Adviser is optimistic that its highest-weighted factors will benefit from a continued outperformance of stocks with what it views as strong fundamentals. During the fiscal year, sector leadership appeared to shift dramatically, but the Sub-Adviser’s sector-neutral approach continued to seek to outperform based upon stock selection, avoiding some of the whipsawing effect from the massive dispersion in sector returns. The Sub-Adviser is optimistic that its sector-, beta-, and market-capitalization-neutral bottom-up stock picking strategy will continue to benefit from what many view as an improving economic backdrop.

*	Holdings percentage(s) as of 10/31/2017.

Growth of $100,000 Investment

Total Returns as of October 31, 2017

					Annualized Since
		Annualized	Annualized	Annualized	Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	25.62%	8.94%	13.32%	6.10%	6.44%
Class C	24.29%	7.83%	12.18%	5.04%	5.39%
Class A with load of 5.75%	18.07%	6.53%	11.70%	5.23%	5.26%*
Class A without load	25.26%	8.66%	13.03%	5.85%	5.83%*
Russell 2000 Value Index	24.81%	9.67%	13.58%	7.04%	7.64%
Morningstar Small Cap Value Category	23.04%	8.10%	12.84%	7.03%	7.62%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.48% for Class N, 2.48% for Class C and 1.73% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 99.9%
AEROSPACE / DEFENSE - 1.3%
Moog, Inc. *	4,350	$381,756

APPAREL - 1.4%
Columbia Sportswear Co.	2,490	155,326
Deckers Outdoor Corp.*	3,800	259,312
		414,638
AUTO PARTS & EQUIPMENT - 1.1%
Cooper-Standard Holdings, Inc. *	3,000	334,440

BANKS - 19.6%
BancFirst Corp.	3,360	183,624
BancorpSouth, Inc.	8,210	259,436
BankUnited, Inc.	9,202	320,690
Banner Corp.	6,140	351,945
Cathay General Bancorp ^	7,180	300,124
Customers Bancorp, Inc.*	5,020	137,247
Enterprise Financial Services Corp.	7,424	323,686
FCB Financial Holdings, Inc. *	6,623	309,294
First Citizens BancShares, Inc.	970	392,850
First Financial Corp.	1,408	66,880
Franklin Financial Network, Inc. *^	4,360	149,548
Heartland Financial USA, Inc.	4,110	202,417
IBERIABANK Corp.	4,023	296,696
International Bancshares Corp.	6,700	272,020
Old National Bancorp	17,000	309,400
Peoples Bancorp, Inc.	3,650	120,888
QCR Holdings, Inc.	2,300	109,825
Simmons First National Corp.	4,800	276,960
State Bank Financial Corp.	2,792	80,717
TriCo Bancshares ^	4,333	179,473
Trustmark Corp.	8,125	267,637
UMB Financial Corp. ^	3,730	274,267
United Community Banks, Inc.	12,599	345,465
Wintrust Financial Corp.	4,130	335,728
		5,866,817
BIOTECHNOLOGY -1.4%
Spectrum Pharmaceuticals, Inc. * ^	20,712	405,748

BUILDING MATERIALS - 2.5%
Cree, Inc. *	9,840	351,288
Gibraltar Industries, Inc. *	11,700	389,025
		740,313
CHEMICALS - 2.2%
Cabot Corp.	5,461	332,903
Minerals Technologies, Inc. ^	1,490	107,131
OMNOVA Solutions, Inc. *	20,780	229,619
		669,653
COMMERCIAL SERVICES - 7.1%
CRA International, Inc.	4,765	201,369
Ennis, Inc.	8,190	165,029
Green Dot Corp. *	6,210	351,610
K12, Inc. *	13,400	217,348
LendingTree, Inc. * ^	1,760	471,768
Quad Graphics, Inc.	10,542	240,252
ViadCorp.	4,800	278,640
Weight Watchers International, Inc. * ^	4,010	180,129
		2,106,145
COMPUTERS - 2.6%
DST Systems, Inc.	4,740	277,859
Insight Enterprises, Inc. * ^	10,830	487,892
		765,751
Security	Shares	Value
COSMETICS - 0.8%
Inter Parfums, Inc.	5,000	$231,500

DIVERSIFIED FINANCIAL SERVICES - 1.2%
LPL Financial Holdings, Inc.	7,300	362,153

ELECTRIC - 3.8%
ALLETE, Inc.	3,670	287,545
El Paso Electric Co.	5,600	322,000
NorthWestern Corp.	3,770	223,485
Portland General Electric Co.	6,530	311,742
		1,144,772
ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
EnerSys	5,110	354,481

ELECTRONICS - 0.9%
Knowles Corp.*	15,400	255,024

ENGINEERING & CONSTRUCTION - 1.0%
Tutor Perini Corp. * ^	10,170	286,794

ENTERTAINMENT - 1.1%
International Speedway Corp.	8,674	336,985

FOOD - 2.6%
Dean Foods Co. ^	27,500	268,125
Flowers Foods, Inc. ^	14,400	274,032
Sanderson Farms, Inc. ^	1,500	224,355
		766,512
FOREST PRODUCTS & PAPER- 0.6%
Clearwater Paper Corp. *	3,670	169,371

GAS - 2.4%
Northwest Natural Gas Co. ^	5,080	337,058
Spire, Inc. ^	4,775	376,986
		714,044
HAND / MACHINE TOOLS - 1.0%
Regal Beloit Corp.	3,860	313,239

HEALTHCARE - PRODUCTS - 2.1%
Haemonetics Corp. *	6,850	325,786
Halyard Health, Inc.*	7,000	295,050
		620,836
HEALTHCARE - SERVICES - 0.6%
LifePoint Health, Inc. * ^	3,730	179,600

HOME BUILDERS- 2.0%
Beazer Homes USA, Inc.*	18,000	377,640
Taylor Morrison Home Corp. *	8,910	215,177
		592,817
HOUSEHOLD PRODUCTS / WARES - 0.7%
ACCO Brands Corp. * ^	16,869	220,140

INSURANCE - 4.0%
American Equity Investment Life Holding Co.	11,476	338,657
Aspen Insurance Holdings Ltd.	4,840	207,636
Selective Insurance Group, Inc.	6,737	401,525
Stewart Information Services Corp. ^	6,350	240,919
		1,188,737
IRON / STEEL - 1.1%
Schnitzer Steel Industries, Inc.	11,267	331,813

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 99.9% (Continued)
LODGING - 0.6%
La Quinta Holdings, Inc. *	10,770	$189,767

MEDIA - 0.7%
Scholastic Corp. ^	5,890	217,577

METAL FABRICATE / HARDWARE - 0.9%
Rexnord Corp.*	10,700	273,064

MISCELLANEOUS MANUFACTURING - 2.4%
ITT, Inc	7,650	356,796
Lydall, Inc. *	6,010	347,378
		704,174
OIL & GAS - 2.7%
Laredo Petroleum, Inc. *^	23,850	284,292
Oasis Petroleum, Inc.*	29,000	274,050
Unit Corp. * ^	13,738	257,175
		815,517
OIL & GAS SERVICES - 2.2%
Gulf Island Fabrication, Inc. ^	9,720	127,818
Newpark Resources, Inc. * ^	33,807	295,811
Oceaneering International, Inc. ^	11,630	235,158
		658,787
PHARMACEUTICALS - 1.7%
Anika Therapeutics, Inc. * ^	5,433	296,805
Sucampo Pharmaceuticals, Inc. * ^	22,400	224,000
		520,805
REITS - 12.0%
Chimera Investment Corp. ^	14,750	269,925
Franklin Street Properties Corp. ^	29,000	290,000
Gladstone Commercial Corp.	13,200	285,912
Hersha Hospitality Trust	18,671	330,290
Invesco Mortgage Capital, Inc.	17,450	300,489
LaSalle Hotel Properties ^	11,540	325,543
National Storage Affiliates Trust	10,500	260,295
Outfront Media, Inc. ^	13,200	309,540
Preferred Apartment Communities, Inc.	15,800	313,630
PS Business Parks, Inc. ^	2,100	277,893
Ramco-Gershenson Properties Trust	12,860	162,422
STAG Industrial, Inc.	9,800	267,540
Tier REIT, Inc.	10,500	205,485
		3,598,964
RETAIL - 0.5%
La-Z Boy, Inc.	5,980	161,161

SAVINGS & LOANS - 2.1%
Flagstar Bancorp, Inc. * ^	8,612	321,830
Northwest Bancshares, Inc. ^	17,738	299,240
		621,070
Security	Shares	Value
SEMICONDUCTORS - 2.8%
Amkor Technology, Inc. * ^	32,000	$370,240
Nanometrics, Inc. *	8,412	237,807
Photronics, Inc. * ^	22,000	213,400
		821,447
SOFTWARE - 1.8%
MicroStrategy, Inc. *	1,560	206,326
Progress Software Corp.	8,151	345,032
		551,358
TELECOMMUNICATIONS - 1.0%
Cincinnati Bell, Inc. * ^	8,290	158,339
Spok Holdings, Inc.	8,460	143,397
		301,736
TRANSPORTATION - 1.0%
Hub Group, Inc. *	7,110	307,863

TRUCKING & LEASING - 1.2%
Greenbrier Cos, Inc. ^	6,900	360,180

TOTAL COMMON STOCKS - (Cost - $25,452,786)		29,857,549

SHORT-TERM INVESTMENT - 0.2%
MONEY MARKET FUND - 0.2%
Invesco STIT-Treasury Portfolio Institutional Class - 0.98% + (Cost - $50,064)	50,064	50,064

COLLATERAL FOR SECURITIES LOANED - 25.1%
Mount Vernon Prime Portfolio 1.32% + (Cost - $7,504,373)	7,504,373	7,504,373

TOTAL INVESTMENTS - 125.2% (Cost - $33,007,223)		$37,411,986
LIABILITIES IN EXCESS OF OTHER ASSETS - (25.2)%		(7,522,542)
NET ASSETS - 100.0%		$29,889,444

REIT - Real Estate Investment Trust

^	All or a portion of these securities are on loan. Total loaned securities had a value of $7,366,753 at October 31, 2017.

*	Non Income producing security.

+	Variable rate security - interest rate is as of October 31, 2017.

Portfolio Composition * - (Unaudited)
Financial	33.3%	Energy	4.9%
Collateral for Securities Loaned	20.1%	Biotechnology	4.6%
Consumer Discretionary	10.8%	Basic Materials	3.6%
Industrial	8.1%	Consumer Staples	3.1%
Technology	5.1%	Other	1.4%
Utilities	5.0%	Total	100.0%

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (Bailard, Inc.)

Emerging markets stocks continued their strong performance in the most recent fiscal quarter ended October 31, 2017 and capped off the fiscal year experiencing their strongest performance since the 2009 fiscal year. The Sub-Adviser believes this strong performance is attributed to three elements. The first element is the level and quality of earnings coming from emerging markets stocks. Many emerging markets companies are seeing similar or better sales growth as companies from developed markets, and the sales are being translated into much better earnings growth. The Sub-Adviser is also seeing dramatically different forward earnings expectations as emerging markets are posting twice as much compared to developed markets. The second element is relatively attractive valuations that emerging markets stocks exhibited over the fiscal year. The average price-to-book ratio for emerging markets stocks is approximately 1.7 compared to 3.2 for developed equites, the approximate average price-to-earnings for emerging markets stocks was at a 34 percent discount to developed markets stocks, and the dividend yield was 0.3 percent higher. The final element is a currency tailwind, and over the last twelve months the U.S. Dollar declined 2.3 percent, according to the Bloomberg U.S. Dollar Spot Index. These elements were present prior to this year, however the market was slow to recognize the potential value. The strong performance in emerging markets also occurred despite geopolitical concerns across the globe.

The Sub-Adviser believes that across the landscape of investible countries, the great differences in culture, government policies, fiscal and monetary policy, politics and local trading create persistent mispricing opportunities that significantly affect the price of securities. The Sub-Adviser suggests that countries are a powerful contributing factor to stock returns, offer consistent dispersion and set the stage for an investor to profit by emphasizing a country selection strategy. The Sub-Adviser focuses on individual countries and bottom-up stock selection within those countries, with overweights or underweights to economic sectors being largely incidental. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, continued the previous fiscal year’s positive trend by increasing 26.5 percent in the fiscal year ended October 31, 2017, after a 9.3 percent increase in the previous fiscal year. The index outperformed its U.S. counterpart, as measured by the S&P 500 Index, which increased 23.6 percent over the same time period.

The Sub-Adviser’s country selection process is responsive to the current market environment and it results in a ranking of the Sub-Adviser’s most and least favorite countries. An underweight in the portfolio was the allocation to China. The Sub-Adviser is cognizant of the many changes in China, and aware of the potential ramifications of the MSCI Emerging Markets Index’s small inclusion of Chinese mainland stocks. Despite this potential, the Sub-Adviser maintained the underweight. This country allocation detracted relatively from Fund performance over both the previous fiscal year and the most recent fiscal year, as China rallied. The Mexican peso has been one of the biggest losers in the post-election Trump era. The Fund’s underweight position in Mexico positively contributed to the Fund’s relative performance over the fiscal year. The top performing country allocation within the Fund was the overweight to Argentina. President Mauricio Macri encountered some challenges over the year, but it has been a significant change from the previous regime. President Macri is seeking sweeping reforms influencing tax, education, and labor. Over the fiscal year Argentina, as measured by the MSCI Argentina Index, increased 51.1 percent.

The Sub-Adviser’s security selection process selects from among the model’s highest ranked stocks, while preserving the country characteristics that the country model seeks. Despite the Fund’s country allocation to China detracting from performance, stock selection within China contributed positively to Fund performance. A Chinese holding that had a positive impact on Fund performance was Geely Automobile Holdings LTD (175 HK) (holding percentage*: 3.97 percent), a popular car company in China. Geely Automobile Holdings LTD’s had a strong fiscal quarter, increasing 202.2 percent. The Sub-Adviser believes that this fiscal quarter’s performance is attributed to strong sales and attractive margins, especially with their focus on high value sport utility vehicles. Additionally, Geely Automobile Holdings LTD acquisition of Volvo cars appears to be paying off. Another Chinese holding that positively contributed to Fund performance was BYD Electronics (285 HK) (holding percentage*: 1.69 percent). BYD Electronics is an information technology company that constructs handset equipment. Over the fiscal year, this position increased 244.5 percent, benefitting from strong Samsung Galaxy sales. A holding that detracted from relative Fund performance was Lite-On Technology Corp (2301 TT) (holding percentage*: 0.90 percent). Lite-On Technology Corp. is a maker of computer peripherals and electronic components who reported results that showed weakness in a couple of key business lines. Specifically, the company was hurt by price competition among power supply manufacturers and an unexpected slowdown in its sales of smartphone camera modules (with Chinese rivals taking market share). Analysts downgraded the stock sharply after the late-July announcement, and the negative revisions caused the Sub-Adviser’s overall ranking of the stock to deteriorate.

The Sub-Adviser believes geopolitical risk is also present in Asia, Western Europe, the Middle East and the United States. These political risks around the world will need to be monitored closely, as they could potentially contribute to the volatility of many emerging markets countries. However, the Sub-Adviser expects that markets will continue to filter out political noise and maintain focus on rising corporate profits. Central bank tightening is motivated in part by a healthier global economy, which the Sub-Adviser anticipates should also afford companies greater scope for top and bottom line growth. Although expectations of emerging markets’ strong growth to persist every quarter would be overly optimistic, the Sub-Adviser believes the convergence of improved earnings, attractive valuations, and stable currencies point to prospects for a continuation of the strong run that started in 2016.

*	Holdings percentage(s) as of 10/31/2017.

Growth of $100,000 Investment

Total Returns as of October 31, 2017

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	27.69%	3.99%	3.73%	(1.34)%	6.42%
Class C	26.40%	2.97%	2.70%	(2.33)%	5.37%
Class A with load of 5.75%	20.03%	1.72%	2.27%	(2.17)%	0.95%*
Class A without load	27.36%	3.74%	3.49%	(1.59)%	1.50%*
MSCI Emerging Markets Index (net)	26.45%	5.70%	4.83%	0.60%	8.97%
Morningstar Diversified Emerging Markets Category	23.25%	4.40%	4.32%	(0.42)%	7.77%

*	Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.30% for Class N, 2.30% for Class C and 1.55% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 95.4%
AGRICULTURE - 0.7%
Adecoagro SA *	40,000	$406,400

AIRLINES - 1.0%
AirAsia Bhd	850,000	670,764

APPAREL - 0.6%
LF Corp.	15,000	345,715

AUTO MANUFACTURERS - 3.9%
Geely Automobile Holdings Ltd.	800,000	2,480,571

AUTO PARTS & EQUIPMENT 2.0%
Weichai Power Co. Ltd.	1,000,000	1,245,162

BANKS - 20.1%
Agricultural Bank of China Ltd.	1,000,000	470,969
Banco Macro SA -ADR ^	9,000	1,133,280
Bank Pekao SA	15,000	490,287
Banco Santander Brasil SA - ADR	70,000	608,300
China Construction Bank Corp.	1,250,000	1,117,087
China Merchants Bank Co. Ltd.	212,000	809,514
Commercial International Bank Egypt SAE - GDR	274,999	1,255,370
Credicorp Ltd.	5,000	1,047,200
EuroBank Ergasias SA *	300,000	245,070
Hong Leong Bank Bhd	200,000	752,982
Industrial & Commercial Bank of China Ltd	800,000	636,500
Itau Unibanco Holding SA - ADR	40,000	512,400
National Bank of Greece SA *	750,000	248,084
OTP Bank PLC	9,769	393,764
Powszechna Kasa Oszczednosci Bank Polski SA *	55,000	585,559
Sberbank of Russia PJSC - ADR	60,000	861,000
Turkiye Halk Bankasi AS	170,000	496,224
Turkiye Is Bankasi	300,000	565,765
Woori Bank	30,000	439,026
		12,668,383
BUILDING MATERIALS - 0.4%
Titan Cement Co SA	10,000	241,708

CHEMICALS - 4.9%
Formosa Chemicals & Fibre Corp.	180,000	546,843
Kingboard Chemical Holdings Ltd.	225,000	1,335,095
Kingboard Laminates Holdings Limited	450,000	756,194
Petronas Chemicals Group Bhd *	260,000	452,624
		3,090,756
COAL - 1.3%
China Shenhua Energy Company	350,000	837,251

COMMERCIAL SERVICES - 1.6%
Estacio Participacoes SA	45,000	404,970
Qualicorp SA	58,000	620,184
		1,025,154
COMPUTERS - 1.6%
Innolux Corp.	1,000,000	438,306
Lite-On Technology Corp.	400,000	564,873
		1,003,179
DISTRIBUTION / WHOLESALE - 1.0%
Hanwha Corp.	16,000	638,423
Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 2.4%
Fubon Financial Holding Co. Ltd.	350,000	$557,799
Hana Financial Group, Inc.	22,500	962,974
		1,520,773
ELECTRIC - 1.1%
Enea SA	100,000	382,781
Engie Brasil Energia SA	25,000	275,498
		658,279
ELECTRICAL COMPONENTS & EQUIPMENT -2.4%
LG Electronics, Inc.	12,000	976,877
Walsin Lihwa Corp.	1,000,000	511,132
		1,488,009
ELECTRONICS - 5.2%
Hannstar Display Corporation	1,500,000	582,580
Hon Hai Precision Industry Co. Ltd	462,000	1,717,228
TPK Holdings Co Ltd	300,000	991,042
		3,290,850
ENGINEERING & CONSTRUCTION - 2.3%
China Communications Services Corp.	700,000	424,795
Daewoo Engineering & Construction Co.	55,000	361,391
Ecorodovias Infraestructura e Logistica SA	87,000	324,719
Serba Dinamik Holdings Berhad	490,867	305,108
		1,416,013
ENTERTAINMENT - 0.5%
OPAP SA	30,000	336,159

FOOD -1.4%
Cia Brasileira de Distribuicao - ADR	20,000	464,600
Lien Hwa Industrial Corp	420,000	445,679
		910,279
FOREST PRODUCTS & PAPER - 1.3%
Nine Dragons Paper Holdings Ltd.	450,000	827,057

HOLDING COMPANIES - DIVERSIFIED - 1.0%
Tekfen Holding AS	200,000	676,075

HOME FURNISHINGS - 0.6%
Arcelik AS	70,000	382,706

INSURANCE - 1.7%
Cathay Financial Holding Co Ltd.	200,000	330,484
China Life Insurance Co. Ltd.	298,660	282,370
Powszechny Zaklad Ubezpieczen SA	35,000	451,834
		1,064,688
INTERNET- 5.7%
Alibaba Group Holding Ltd - ADR *	4,000	739,560
MercadoLibre, Inc. *	2,000	480,620
SINA Corp/China * ^	7,500	807,375
Tencent Holdings Ltd	35,000	1,572,998
		3,600,553
IRON / STEEL- 3.4%
Eregli Demir ve Celik Fabrikalari TAS	300,000	704,483
POSCO	2,500	728,714
Severstal PJSC - GDR	25,000	381,250
Vale SA - ADR	30,000	293,700
		2,108,147
MACHINERY - 0.9%
SFA Engineering Corp.	15,000	546,094

MINING - 1.5%
KGHM Polska Miedz SA	17,000	574,789
Southern Copper Corp	9,000	386,550
		961,339

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 95.4% (Continued)
OIL & GAS - 5.3%
Grupa Lotos SA	20,000	$362,798
Lukoil PJSC - ADR	20,000	1,062,000
Mol Hungarian Oil and Gas PLC	18,361	219,827
Petroleo Brasileiro SA - ADR	50,000	532,500
Polskie Gornictwo Naftowe i Gazownictwo SA	300,000	551,468
SK Innovation Co Ltd	3,500	642,043
		3,370,636
PHARMACEUTICALS - 0.3%
Richter Gedeon Nyrt	6,670	165,900

REAL ESTATE - 4.0%
Agile Group Holdings Limited	400,000	583,553
Country Garden Holdings Co. Ltd.	950,000	1,505,872
Emlak Konut Gayrimenkul Yatirim Ortakligi AS *	400,000	278,939
Highwealth Construction Corp.	132,966	177,886
		2,546,250
RETAIL - 1.6%
JUMBO SA	12,680	203,847
Sun Art Retail Group Ltd.	400,000	404,009
Zhongsheng Group Holdings Ltd.	200,000	411,067
		1,018,923
SEMICONDUCTORS - 9.6%
Dongbu HiTek Co. Ltd. *	37,500	480,065
Powertech Technology, Inc.	180,000	563,692
Samsung Electronics Co. Ltd.	1,350	3,327,894
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^	40,000	1,693,200
		6,064,851
SOFTWARE - 1.3%
IGG Inc.	600,000	805,515

TELECOMMUNICATIONS - 2.9%
BYD Electronic International Co. Ltd.	390,000	1,057,495
Hellenic Telecommunications Organization SA	28,000	332,767
SK Telecom Co Ltd.	1,700	401,336
		1,791,598

TOTAL COMMON STOCKS (Cost - $46,932,909)		60,204,159
			Principal
Security	Maturity Date	Interest Rate (%)	Amount	Value
PREFERRED STOCKS - 2.4%
BANKS - 1.1%
Banco do Estado do Rio Grande do Sul SA	Perpetual	0.2700	75,000	$346,416
Itau Unibanco Holding SA	Perpetual	0.4300	29,500	380,636
				727,052
CHEMICALS - 1. 3%
Braskem SA	Perpetual	2.4200	50,000	794,779

TOTAL PREFERRED STOCKS (Cost - $1,198,503)				1,521,831

			Shares
SHORT- TERM INVESTMENT MONEY MARKET - 1.3%
First American Government Obligations Fund 0.33% + (Cost - $789,908)			789,908	789,908

COLLATERAL FOR SECURITIES LOANED - 1.8%
Mount Vernon Prime Portfolio 1.32% +# (Cost - $1,149,855)			1,149,855	1,149,855

TOTAL INVESTMENTS - 100.9% (Cost - $50,071,175)				$63,665,753
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%				(591,584)
NET ASSETS - 100.0%				$63,074,169

ADR - American Depositary Receipt	ETF - Exchange Traded Fund

GDR - Global Depositary Receipt	NVDR - Non-Voting Depositary Receipt

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $1,151,135 at October 31, 2017.

+	Variable rate security. Interest rate is as of October 31, 2017.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

Portfolio Composition * - (Unaudited)
China	23.1%	Hong Kong	5.2%
South Korea	15.5%	Turkey	4.9%
Taiwan	14.8%	Poland	4.6%
Brazil	8.2%	Other Countries	23.7%
		Total	100.0%

*	Based on total value of investments as of October 31, 2017.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Small cap growth stocks, as measured by the Russell 2000 Growth Index, increased 7.0 percent in the most recent fiscal quarter, bringing performance for the fiscal year up to 31.0 percent. During the fiscal year, the best and worst performing sectors combined comprised only slightly more than two percent of the small cap growth space. With a weighting below one percent, the telecommunication services sector surged 64.1 percent during the fiscal year while the energy sector plummeted 17.7 percent and only made up 1.2 percent of the small cap growth universe. Conversely, the three largest small cap growth sectors, information technology, healthcare, and industrials, increased between 32.5 percent and 37.4 percent. These three sectors combined constitute more than 64 percent of the small cap growth universe. Therefore, as the dispersion may be a massive 82 percent when considering all small cap growth sectors, when considering the largest sectors the dispersion is much tighter. This generally implies that sector weights, at least across the primary sectors in the space, had a lesser impact on returns than stock selection within those sectors.

The technology sector was consistently one of the largest overweights for the Fund during the fiscal year. As the sector’s return over the fiscal year was only 1.5 percent ahead of the overall return for small cap growth stocks, the significant overweight to the sector only provided a marginal benefit. However, this sector proved to be one of the strongest relative contributors to performance due to the Sub-Adviser’s stock selection. For example, The Trade Desk Inc. (TTD) (holding percentage*: 1.03 percent), an online advertising platform, and Wix.com Ltd. (WIX) (holding percentage*: 0.97 percent), a company that offers a low-cost web development platform for small business owners and entrepreneurs to create professional-quality websites, not only outpaced the sector during the fourth fiscal quarter, but were two of the strongest performers during the fiscal year. After WIX was one of the largest detractors in the technology sector in the previous fiscal quarter, falling 25.2 percent, WIX rose 13.1 percent in the most recent fiscal quarter, ending the fiscal year up 74.5 percent. TTD boasted a 23.7 percent return for the most recent fiscal quarter to finish the fiscal year up 161.8 percent.

Within the information technology sector, there were also some detractors, which the Sub-Adviser generally trimmed or eliminated during the fourth fiscal quarter. For example, Pegasystems Inc. (PEGA) (holding percentage**: 0.94 percent), a business process management software provider, was added to the Fund in mid-June. PEGA declined 13.4 percent before it was removed from the Fund in mid-August. Some relatively recent additions to the Fund helped to offset some of the adverse effects of holdings such as PEGA. Silicon Laboratories Inc. (SLAB) (holding percentage*: 0.95 percent), a developer of mixed signal integrated circuits that translates analog signals into digital signals, was added to the Fund in mid-May. From its addition through the end of the fiscal year, SLAB increased 28.9 percent.

The Sub-Adviser maintained a sizeable underweight to the healthcare sector. While this slightly helped during the most recent fiscal quarter, it was a larger detractor during the fiscal year. The Sub-Adviser’s stock selection within the sector helped to offset the negative relative effects of the underweight. For example, Ignyta, Inc. (RXDX) (holding percentage*: 0.76 percent), a drug developer focused on cancers and tumors with specific molecular alterations, rose 48.8 percent from mid-June when it was added to the Fund through the end of the fiscal year. Some healthcare holdings detracted during the most recent fiscal quarter but contributed significantly when measured over the entire fiscal year. This would include Merit Medical Systems, Inc. (MMSI) (holding percentage*: 0.82 percent), a provider of disposable medical products used during interventional and diagnostic procedures. MMSI declined 7.2 percent during the most recent fiscal quarter, but returned a sizeable 73.4 percent over the fiscal year. Conversely, West Pharmaceutical Services Inc. (WST) (holding percentage*: 0.99 percent), a designer and manufacturer of packaging components for drug delivery systems and laboratory services, contributed a 14.5 percent return during the most recent fiscal quarter, but lagged the sector as a whole by 3.2 percent when measured over the fiscal year.

The industrials sector was the second largest allocation in the Fund as of the end of the fiscal year. The industrials sector rose 9.8 percent during the most recent fiscal quarter, to end the fiscal year up 33.3 percent. Holdings such as Saia Inc. (SAIA) (holding percentage*: 0.97 percent), a freight carrier that specializes in less-than-truckload consolidation, and Mercury Systems Inc. (MRCY) (holding percentage*: 1.41 percent), a manufacturer of real-time digital signal processing computer systems, were able to clear the high return hurdle set by the sector as a whole. However, WageWorks Inc. (WAGE) (holding percentage**: 0.45 percent), a provider of tax-advantaged spending account management programs, and Raven Industries Inc. (RAVN) (holding percentage*: 0.46 percent), a company that manufactures devices from high-altitude balloons to reinforced plastic sheeting failed to exceed the bar during the final fiscal quarter and the fiscal year. SAIA and MRCY rose 19.2 percent and 14.9 percent, respectively, while WAGE declined 11.5 percent through mid-September when it was sold and RAVN fell 2.2 percent during the fourth fiscal quarter. This most recent fiscal quarter’s performance resulted in SAIA and MRCY boasting returns of 81.8 percent and 81.7 percent for the fiscal year. Conversely, WAGE and RAVN substantially underperformed, as WAGE decreased 2.1 percent from the beginning of the fiscal year until it was sold in mid-September and RAVN only increased 2.4 percent from when it was purchased at the end of June through the end of the fiscal year.

In general, the Sub-Adviser’s approach benefits from investors favoring earnings growth over macro trends. The tighter relative performance between the most sizeable small cap growth sectors generally helped to orient return differentials toward individual stock performance instead of primarily on sector weightings. In addition, as the U.S. economic recovery progresses, some of the innovators within each sector may begin to experience increased attention from investors seeking the growth stories of the future.

*	Holdings percentage(s) as of 10/31/2017.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2017

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	32.40%	11.03%	14.75%	7.61%	8.81%
Class C	31.04%	9.92%	13.60%	6.53%	7.73%
Class A with load of 5.75%	24.43%	8.58%	13.10%	6.70%	8.01%*
Class A without load	32.05%	10.76%	14.46%	7.34%	8.60%*
Russell 2000 Growth Index	31.00%	10.51%	15.36%	8.16%	9.06%
Morningstar Small Cap Growth Category	28.85%	9.49%	13.70%	6.46%	7.83%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.24% for Class N, 2.24% for Class C and 1.49% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 96.9%
AEROSPACE & DEFENSE - 1.3%
Aerojet Rocketdyne Holdings, Inc. * ^	4,617	$145,805
Aerovironment, Inc. *	5,740	293,658
		439,463
APPAREL - 0.9%
Canada Goose Holdings, Inc. *	14,271	306,541

BANKS - 2.9%
FCB Financial Holdings, Inc. *	5,233	244,381
Home BancShares, Inc.	15,960	358,781
Pinnacle Financial Partners, Inc.	6,075	402,165
		1,005,327
BIOTECHNOLOGY - 2.0%
Exact Sciences Corp. *	4,072	223,919
Foundation Medicine, Inc. * ^	3,867	174,015
Juno Therapeutics, Inc. * ^	6,540	293,711
		691,645
COMMERICAL SERVICES - 2.3%
Care.com, Inc. *	10,407	159,956
HealthEquity, Inc. * ^	6,179	310,309
Quanta Services, Inc. *	8,238	310,820
		781,085
COMPUTERS - 7.2%
Kornit Digital Ltd. * ^	20,156	313,426
Lumentum Holdings, Inc. * ^	6,199	391,467
Mercury Systems, Inc. * ^	9,476	478,254
Nutanix, Inc. * ^	11,243	320,425
Pure Storage, Inc. *	17,949	294,902
Vocera Communications, Inc. *	10,346	291,964
WNS Holdings Ltd. - ADR *	10,007	379,465
		2,469,903
DISTRIBUTION/WHOLESALE - 0.9%
SiteOne Landscape Supply, Inc. * ^	4,823	306,309

DIVERSIFIED FINANCIAL SERVICES - 1.9%
Evercore, Inc.	3,592	287,719
Moelis & Co.	8,548	365,427
		653,146
ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
Littelfuse, Inc.	1,515	316,635
Universal Display Corp.	1,249	182,979
		499,614
ELECTRONICS - 3.2%
ESCO Technologies, Inc. ^	5,140	297,863
FARO Technologies, Inc. *	2,308	119,554
FLIR Systems, Inc.	7,426	347,685
Rogers Corp. *	2,052	312,068
		1,077,170
ENGINEERING & CONSTRUCTION - 6.3%
Dycom Industries, Inc. *	3,355	294,670
Granite Construction, Inc.	6,574	418,698
MasTec, Inc. *	8,316	362,162
NV5 Global, Inc. * ^	6,430	373,583
Primoris Services Corp.	10,729	303,309
TopBuild Corp. *	5,868	387,229
		2,139,651
ENTERTAINMENT - 1.9%
Red Rock Resorts, Inc.	11,145	274,501
Vail Resorts, Inc.	1,686	386,128
		660,629
Security	Shares	Value
FOOD - 0.9%
Bob Evans Farms, Inc.	3,857	$297,722

HEALTHCARE-PRODUCTS - 7.3%
Integra LifeSciences Holdings Corp. * ^	5,663	264,915
iRhythm Technologies, Inc. *	7,455	379,832
Merit Medical Systems, Inc. * ^	7,286	277,232
Novocure Ltd. * ^	16,558	357,653
OraSure Technologies, Inc. *	13,241	261,510
Repligen Corp. * ^	8,646	321,631
Tactile Systems Technology, Inc. * ^	10,385	297,946
West Pharmaceutical Services, Inc.	3,321	336,749
		2,497,468
HEALTHCARE-SERVICES - 1.1%
Tivity Health, Inc. *	7,889	364,866

HOME BUILDERS - 2.5%
Cavco Industries, Inc. *	1,015	159,254
Installed Building Products, Inc. * ^	4876	339,857
TRI Pointe Group, Inc. *	19,870	351,500
		850,611
HOME FURNISHINGS - 0.9%
Roku, Inc. * ^	15,550	316,909

INTERNET - 4.4%
CarGurus, Inc. * ^	5,314	173,236
Chegg, Inc. * ^	19,454	301,732
Shopify, Inc. *	3,414	339,659
Trade Desk, Inc. * ^	5,285	348,387
Wix.com Ltd. *	4,687	327,153
		1,490,167
LEISURE TIME - 2.1%
Camping World Holdings, Inc.	9,384	394,316
Planet Fitness, Inc. ^	12,859	342,564
		736,880
LODGING - 0.9%
Boyd Gaming Corp.	10,749	314,193

MACHINERY-CONSTRUCTION/MINING - 1.5%
BWX Technologies, Inc.	8,637	517,529

MACHINERY-DIVERSIFIED - 2.8%
Ichor Holdings Ltd. *	9,029	281,615
Kadant, Inc.	3,182	361,475
Welbilt, Inc. *	13,602	300,060
		943,150
MISCELLANEOUS MANUFACTURING - 1.3%
John Bean Technologies Corp. ^	2,864	306,162
Raven Industries, Inc.	4,634	155,934
		462,096
OIL & GAS - 1.0%
Matador Resources Co. * ^	12,413	329,565

PHARMACEUTICALS - 2.1%
Catalent, Inc. *	7,330	312,185
Dova Pharmaceuticals, Inc. * ^	5,912	148,155
Ignyta, Inc. *	16,749	257,934
		718,274
REAL ESTATE - 0.8%
Redfin Corp. * ^	10,880	256,115

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2017

Security	Shares	Value
COMMON STOCKS - 96.9% (Continued)
RETAIL - 3.4%
BMC Stock Holdings, Inc. *	15,390	$330,116
Ollie’s Bargain Outlet Holdings, Inc. * ^	6,017	268,659
PetIQ, Inc. * ^	11,028	265,334
Wingstop, Inc. ^	8,319	281,765
		1,145,874
SAVINGS & LOANS - 0.9%
Sterling Bancorp.	11,875	297,469

SEMICONDUCTORS - 6.1%
Advanced Micro Devices, Inc. * ^	24,241	266,287
MaxLinear, Inc. * ^	6,643	162,554
Monolithic Power Systems, Inc.	2,843	345,908
Power Integrations, Inc. ^	4,049	325,337
Semtech Corp. * ^	7,758	318,466
Silicon Laboratories, Inc. *	3,407	323,324
Tower Semiconductor Ltd. * ^	10,905	360,519
		2,102,395
SOFTWARE - 16.4%
Alteryx, Inc. *	13,477	304,445
Blackline, Inc. * ^	8,174	290,341
Box, Inc. * ^	14,899	327,033
BroadSoft, Inc. * ^	6,209	340,564
Callidus Software, Inc. *	11,157	282,830
Everbridge, Inc. * ^	10,685	284,648
Instructure, Inc. *	4,493	156,356
LivePerson, Inc. * ^	20,981	294,783
MuleSoft, Inc. * ^	12,657	296,047
New Relic, Inc. *	6,020	309,007
Omnicell, Inc. *	5,519	274,846
Red Hat, Inc. *	3,098	374,331
ServiceNow, Inc. *	3,360	424,603
Splunk, Inc. *	5,297	356,488
Tabula Rasa HealthCare, Inc. *	8,588	248,022
Take-Two Interactive Software, Inc. *	4,275	473,029
Talend SA - ADR	6,970	288,628
Twilio, Inc. * ^	9,081	290,138
		5,616,139
Security	Shares	Value
TELECOMMUNICATIONS - 2.0%
ORBCOMM, Inc. * ^	20,038	$226,630
Silicom Ltd. ^	2,432	173,377
Vonage Holdings Corp. *	36,757	298,834
		698,841
TRANSPORTATION - 6.2%
Air Transport Services Group, Inc. *	11,943	289,021
Atlas Air Worldwide Holdings, Inc. * ^	4,257	261,167
Marten Transport Ltd. ^	18,124	356,137
Old Dominion Freight Line, Inc.	4,672	565,919
Saia, Inc. * ^	5,098	330,351
Schneider National, Inc.	12,725	333,268
		2,135,863

TOTAL COMMON STOCKS (Cost - $26,260,000)		33,122,609

SHORT-TERM INVESTMENT - 2.2%
MONEY MARKET FUND - 2.2%
Fidelity Investment Money Market Fund - Class I 0.92% +	763,492	763,492
TOTAL SHORT-TERM INVESTMENT (Cost - $763,492)

COLLATERAL FOR SECURITIES LOANED - 29.1%
Mount Vernon Prime Portfolio, 1.32% + (Cost - $9,970,545)	9,970,545	9,970,545

TOTAL INVESTMENTS - 128.2% (Cost - $36,994,037)		$43,856,646
LIABILITIES IN EXCESS OF OTHER ASSETS - (28.2)%		(9,646,122)
NET ASSETS - 100.0%		$34,210,524

^	All or a portion of these securities are on loan. Total loaned securities had a value of $9,791,085 at October 31, 2017. Securities loaned with a value of $39,546 have been sold and are pending settlement on November 1, 2017.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of October 31, 2017.

ADR- American Depositary Receipt.

Portfolio Composition * - (Unaudited)
Technology	23.3%	Financial	5.0%
Collateral For Securities Loaned	22.8%	Communication	5.0%
Industrial	18.7%	Short-Term Investment	1.7%
Consumer, Non-Cyclical	12.2%	Field Energy	0.7%
Consumer, Cyclical	10.6%	Basic Materials	0.0%
		Total	100.0%

*	Based on total value of investments as of October 31, 2017.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2017

		Dunham	Dunham				Dunham
	Dunham	Corporate /	Monthly	Dunham	Dunham	Dunham	International
	Floating Rate	Government	Distribution	Dynamic Macro	High-Yield	Alternative	Opportunity
	Bond Fund	Bond Fund	Fund	Fund	Bond Fund	Dividend Fund	Bond Fund
Assets:
Investments in securities, at cost	$199,546,934	$76,774,505	$327,021,205	$43,269,436	$144,429,209	$45,983,712	$35,568,658
Investments in securities, at value	$199,816,855	$77,646,076	$337,506,822	$47,429,478	$146,666,525	$46,310,709	$36,125,342
Cash	—	—	10,764,574	41,432	—	—	—
Foreign currency, at value (cost $2,199,916, $811 and $154,706, respectively)	—	—	2,246,532	811	—	—	153,453
Deposits with brokers	—	—	60,011,457	—	—	—	183,378
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	—	—	88,321
Unrealized appreciation on futures	—	—	—	596,720	—	—	8,742
Receivable for securities sold	269,621	647,963	12,064,186	—	397,350	563,789	—
Interest and dividends receivable	997,977	533,065	197,745	5,362	1,859,505	63,486	315,897
Receivable for Fund shares sold	14,129	1,013,009	98,231	22,270	8,426	—	13,758
Receivable from Administrator	—	—	—	—	—	49,969	—
Prepaid expenses and other assets	28,681	24,360	118,461	32,217	24,193	6,868	30,372
Total Assets	201,127,263	79,864,473	423,008,008	48,128,290	148,955,999	46,994,821	36,919,263

Liabilities:
Option contracts written (premiums received $902,489 and $44,405, respectively)	—	—	1,412,465	29,397	—	—	—
Payable upon return of securities loaned	2,147,100	7,021,360	8,948,907	3,202,272	24,186,280	8,225,547	—
Securities sold short (proceeds $100,053,831)	—	—	105,069,959	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	—	—	69,884
Unrealized depreciation on futures	—	—	—	82,739	—	—	35,851
Payable for dividends on short sales	—	—	114,553	—	—	—	—
Payable to broker for futures	—	—	113,568	416,016	—	—	—
Payable for securities purchased	18,841,109	517,956	18,422,971	—	1,092,372	1,418,086	—
Payable for Fund shares redeemed	42,144	8,008	144,216	4,353	58,623	—	3,777
Distributions payable	1,498	843	59,275	—	11,795	—	—
Payable to adviser	88,947	29,701	156,150	24,020	61,597	19,833	18,289
Payable to sub-adviser	28,898	21,701	447,747	35,767	54,995	7,532	10,163
Payable for distribution fees	4,722	5,235	40,921	3,794	18,427	1,242	1,477
Payable for administration fees	11,202	8,832	15,462	3,083	6,704	—	3,087
Payable for fund accounting fees	3,200	1,294	9,391	1,141	2,147	—	1,163
Payable for transfer agent fees	1,249	2,697	2,332	2,453	1,232	—	1,642
Payable for custody fees	7,001	6,380	19,078	3,523	2,300	5,938	—
Payable for non 12b-1 shareholder servicing fees	319	1,247	18,666	704	865	1,350	—
Accrued expenses and other liabilities	20,846	23,743	47,139	22,088	21,851	25,899	34,905
Total Liabilities	21,198,235	7,648,997	135,042,800	3,831,350	25,519,188	9,705,427	180,238

Net Assets	$179,929,028	$72,215,476	$287,965,208	$44,296,940	$123,436,811	$37,289,394	$36,739,025

Net Assets:
Paid in capital	$182,032,456	$73,217,275	$293,991,466	$42,439,732	$126,472,606	$39,744,753	$36,271,670
Accumulated net investment income (loss)	167,566	(843)	(2,251,859)	(202,369)	(6,091)	—	(136,606)
Accumulated net realized gain (loss) on investments, options, securities sold short, futures, swap contracts, and foreign currency transactions	(2,540,915)	(1,872,527)	(8,780,528)	(2,629,444)	(5,267,020)	(2,782,356)	40,490
Net unrealized appreciation on investments, options, securities sold short, futures, and foreign currency translations	269,921	871,571	5,006,129	4,689,021	2,237,316	326,997	563,471

Net Assets	$179,929,028	$72,215,476	$287,965,208	$44,296,940	$123,436,811	$37,289,394	$36,739,025

Net Asset Value Per Share
Class N Shares:
Net Assets	$157,484,671	$62,756,934	$212,177,657	$36,104,062	$103,566,541	$35,285,477	$32,441,031
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	16,184,906	4,540,970	5,779,627	3,548,103	11,232,544	3,130,059	3,479,534
Net asset value, offering and redemption price per share	$9.73	$13.82	$36.71	$10.18	$9.22	$11.27	$9.32

Class A Shares:
Net Assets	$16,229,025	$6,259,773	$41,186,358	$6,223,703	$12,085,016	$728,678	$2,967,796
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,669,227	453,466	1,152,593	614,708	1,300,447	64,673	320,464
Net asset value and redemption price per share *	$9.72	$13.80	$35.73	$10.12	$9.29	$11.27	$9.26
Front-end sales charge factor	0.9550	0.9550	0.9425	0.9425	0.9550	0.9425	0.9550
Offering price per share (Net asset value per share / front-end sales charge factor)	$10.18	$14.45	$37.91	$10.74	$9.73	$11.96	$9.70

Class C Shares:
Net Assets	$6,215,332	$3,198,769	$34,601,193	$1,969,175	$7,785,254	$1,275,239	$1,330,198
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	638,954	233,302	1,187,047	202,238	849,004	113,417	146,131
Net asset value, offering and redemption price per share	$9.73	$13.71	$29.15	$9.74	$9.17	$11.24	$9.10

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2017

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Appreciation &	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Income Fund	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$17,902,365	$62,010,832	$61,594,216	$97,608,582	$42,742,431	$33,007,223	$50,071,175	$36,994,037
Investments in securities, at value	$19,038,373	$75,943,514	$87,673,095	$114,459,897	$47,564,568	$37,411,986	$63,665,753	$43,856,646
Foreign currency, at value (cost $142,270)	—	—	—	141,479	—	—	—	—
Receivable for securities sold	—	—	—	749,024	—	—	2,526,594	659,601
Interest and dividends receivable	86,848	51,242	8,228	445,077	16,318	12,586	111,885	7,664
Receivable for Fund shares sold	6,367	26,569	13,035	32,034	24,091	14,413	9,243	3,862
Receivable from Administrator	—	—	3,277	—	—	—	—	—
Prepaid expenses and other assets	22,231	26,875	26,321	26,211	23,055	24,641	26,893	26,980
Total Assets	19,153,819	76,048,200	87,723,956	115,853,722	47,628,032	37,463,626	66,340,368	44,554,753

Liabilities:
Payable upon return of securities loaned	322,400	5,635,713	11,449,510	2,837,042	4,641,609	7,504,373	1,149,855	9,970,545
Payable to custodian for cash overdraft	—	—	13,129	34	—	—	—	—
Payable for securities purchased	—	334,403	—	421,449	226,865	—	1,975,885	289,185
Payable for Fund shares redeemed	1,686	7,126	7,060	11,694	3,861	2,616	9,491	10,179
Payable to adviser	10,291	42,484	41,444	59,816	23,393	16,615	35,095	19,437
Payable to sub-adviser	4,933	19,837	13,242	53,009	3,258	14,921	39,579	24,116
Payable for distribution fees	7,329	7,124	7,928	17,708	—	3,825	7,135	9,136
Payable for administration fees	1,251	—	—	3,930	1,848	2,570	3,001	—
Payable for fund accounting fees	383	—	—	2,432	802	1,469	851	—
Payable for transfer agent fees	1,250	2,158	—	3,306	1,253	2,294	2,789	903
Payable for custody fees	1,499	6,438	1,798	46,394	668	2,671	23,428	2,819
Payable for non 12b-1 shareholder servicing fees	277	895	746	940	549	1,513	891	405
Line of credit outstanding	—	—	—	26,000	—	—	—	—
Accrued expenses and other liabilities	15,992	23,389	15,660	18,599	17,768	21,315	18,199	17,504
Total Liabilities	367,291	6,079,567	11,550,517	3,502,353	4,921,874	7,574,182	3,266,199	10,344,229

Net Assets	$18,786,528	$69,968,633	$76,173,439	$112,351,369	$42,706,158	$29,889,444	$63,074,169	$34,210,524

Net Assets:
Paid in capital	$19,692,761	$55,380,412	$50,430,733	$91,315,889	$37,944,357	$22,333,932	$51,775,528	$22,468,871
Accumulated net investment income (loss)	195,912	424,909	(577,046)	1,043,638	95,638	49,727	221,092	25,856
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,238,153)	230,630	240,873	3,141,821	(155,974)	3,101,022	(2,518,792)	4,853,188
Net unrealized appreciation on investments and foreign currency translations	1,136,008	13,932,682	26,078,879	16,850,021	4,822,137	4,404,763	13,596,341	6,862,609

Net Assets	$18,786,528	$69,968,633	$76,173,439	$112,351,369	$42,706,158	$29,889,444	$63,074,169	$34,210,524

Net Asset Value Per Share
Class N Shares:
Net Assets	$12,953,208	$55,155,206	$56,471,953	$90,257,178	$34,255,821	$22,709,754	$51,364,848	$24,640,909
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,492,321	3,894,616	2,915,506	5,144,659	2,187,058	1,299,695	3,222,906	1,213,118
Net asset value, offering and redemption price per share	$8.68	$14.16	$19.37	$17.54	$15.66	$17.47	$15.94	$20.31

Class A Shares:
Net Assets	$3,125,284	$10,173,616	$12,943,956	$15,524,166	$6,002,428	$4,568,575	$8,242,362	$6,925,460
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	361,011	721,787	678,291	890,926	380,412	264,000	529,025	353,054
Net asset value, and redemption price per share *	$8.66	$14.10	$19.08	$17.42	$15.78	$17.31	$15.58	$19.62
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$9.19	$14.96	$20.24	$18.48	$16.74	$18.37	$16.53	$20.82

Class C Shares:
Net Assets	$2,708,036	$4,639,811	$6,757,530	$6,570,025	$2,447,909	$2,611,115	$3,466,959	$2,644,155
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	320,221	344,374	369,892	396,090	164,508	166,631	235,129	157,710
Net asset value, offering and redemption price per share	$8.46	$13.47	$18.27	$16.59	$14.88	$15.67	$14.74	$16.77

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2017

		Dunham	Dunham				Dunham
	Dunham	Corporate /	Monthly	Dunham	Dunham	Dunham	International
	Floating Rate	Government	Distribution	Dynamic Macro	High-Yield	Alternative	Opportunity
	Bond Fund	Bond Fund	Fund	Fund	Bond Fund	Dividend Fund	Bond Fund
Investment Income:
Interest income	$6,079,767	$2,023,887	$611,878	$109,430	$5,773,171	$18,258	$342,384
Dividend income	67,595	26,289	3,641,100	430,361	9,237	2,142,385	135
Securities lending income	5,019	14,742	21,006	30,801	89,852	7,196	—
Less: Foreign withholding taxes	—	—	(31,390)	—	—	(11,760)	—
Total Investment Income	6,152,381	2,064,918	4,242,594	570,592	5,872,260	2,156,079	342,519

Operating Expenses:
Investment advisory fees	795,781	285,373	1,588,261	246,769	605,611	228,062	175,236
Sub-advisory fees	427,093	171,224	1,686,292	284,734	375,032	217,229	131,427
Sub-advisory performance fees	(207,938)	57,264	(75,625)	4,584	(45,030)	(109,244)	(38,909)
Fund accounting fees	36,530	15,923	69,475	10,466	25,171	10,496	6,965
Distribution fees- Class C Shares	42,595	24,699	362,261	18,688	58,448	9,781	9,528
Distribution fees- Class A Shares	33,520	13,286	104,919	11,963	26,986	449	6,236
Administration fees	142,347	100,154	144,373	24,463	94,732	23,074	49,126
Registration fees	32,764	44,409	58,837	48,710	43,324	12,001	30,833
Transfer agent fees	30,352	21,747	46,603	21,008	26,826	19,330	19,418
Custodian fees	33,733	20,118	30,713	9,417	8,218	15,696	44,221
Professional fees	22,049	17,938	28,916	17,371	22,332	16,801	17,878
Chief Compliance Officer fees	19,642	10,508	37,365	6,114	14,790	4,650	3,641
Printing and postage expense	20,230	15,746	96,219	10,296	17,709	7,220	7,258
Trustees’ fees	9,398	5,264	21,220	2,813	7,270	2,547	1,891
Insurance expense	2,595	365	—	429	2,042	620	582
Non 12b-1 shareholder servicing fees	1,057	575	41,811	410	3,039	6,426	—
Dividend expense on short sales	—	—	1,875,706	—	—	—	—
Security borrowing fees	—	—	947,094	—	—	—	—
Miscellaneous expenses	7,924	4,014	7,353	6,143	5,278	4,872	2,618
Total Operating Expenses	1,449,672	808,607	7,071,793	724,378	1,291,778	470,010	467,949
Less: Fees paid indirectly	—	—	—	—	—	(55,520)	—
Less: Sub-advisory fees waived	—	—	(62,399)	—	—	—	—
Net Operating Expenses	1,449,672	808,607	7,009,394	724,378	1,291,778	414,490	467,949

Net Investment Income (Loss)	4,702,709	1,256,311	(2,766,800)	(153,786)	4,580,482	1,741,589	(125,430)

Realized and Unrealized Gain (Loss) on Investments, Futures, Options Purchased, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions, and Foreign Currency Exchange Contracts:
Exchange Contracts:
Net realized gain (loss) from:
Investments	(258,247)	3,026	26,609,196	68,335	4,040,878	(939,538)	(398,291)
Futures	—	—	—	751,694	—	—	(86,675)
Options purchased	—	—	(7,100,491)	(1,411,691)	—	(1,749,566)	—
Securities sold short	—	—	(16,139,207)	—	—	—	—
Written options	—	—	3,473,870	72,803	—	—	—
Swap contracts	—	—	3,330,087	—	—	—	—
Foreign currency transactions	—	—	(11,746)	(34,414)	—	—	(99,019)
Foreign currency exchange contracts	—	—	174,944	26,265	—	—	(162,969)
Net change in unrealized appreciation (depreciation) on:
Investments	536,363	(303,218)	7,688,859	3,082,443	(865,697)	852,584	1,119,123
Futures	—	—	—	328,737	—	—	8,414
Options purchased	—	—	250,695	(206,630)	—	(157,770)	—
Securities sold short	—	—	807,072	—	—	—	—
Written options	—	—	(180,318)	23,637	—	—	—
Swap contracts	—	—	(422,216)	—	—	—	—
Foreign currency translations	—	—	31,514	(11,097)	—	—	17,108
Foreign currency exchange contracts	—	—	(17,509)	—	—	—	(5,918)
Net Realized and Unrealized Gain (Loss)	278,116	(300,192)	18,494,750	2,690,082	3,175,181	(1,994,290)	391,773

Net Increase (Decrease) in Net Assets Resulting From Operations	$4,980,825	$956,119	$15,727,950	$2,536,296	$7,755,663	$(252,701)	$266,343

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2017

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Appreciation &	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Income Fund	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Investment Income:
Interest income	$439,771	$8,505	$4,816	$7,287	$4,163	$2,663	$5,023	$5,351
Dividend income	214,508	1,380,637	201,860	3,172,495	669,722	490,703	1,948,637	110,585
Securities lending income	9,562	21,266	45,951	51,365	16,772	16,395	3,804	60,244
Less: Foreign withholding taxes	—	(268)	—	(333,633)	—	—	(250,493)	(178)
Total Investment Income	663,841	1,410,140	252,627	2,897,514	690,657	509,761	1,706,971	176,002

Operating Expenses:
Investment advisory fees	130,301	410,956	452,280	650,960	227,159	186,802	374,825	229,370
Sub-advisory fees	80,130	189,672	243,535	652,581	139,790	129,325	288,327	176,439
Sub-advisory performance fees	(45,903)	(89,648)	(95,603)	(141,509)	(111,396)	(76,554)	96,145	(73,357)
Fund accounting fees	5,029	18,377	20,478	28,454	9,984	8,565	18,182	9,927
Distribution fees- Class C Shares	29,984	49,100	58,680	61,672	28,493	25,502	31,749	25,366
Distribution fees- Class A Shares	7,657	19,870	28,445	30,783	11,599	10,461	17,627	15,655
Administration fees	16,769	38,707	43,030	88,504	22,662	21,038	44,352	23,814
Registration fees	41,379	46,232	45,365	47,134	47,004	44,956	44,850	42,066
Transfer agent fees	16,792	23,313	24,010	28,014	19,590	18,879	22,688	19,107
Custodian fees	4,608	18,182	9,183	139,493	11,123	8,542	71,611	12,176
Professional fees	14,946	19,588	18,839	21,414	17,598	17,153	17,692	17,702
Chief Compliance Officer fees	2,190	9,974	10,358	16,426	5,093	4,708	9,219	5,728
Printing and postage expense	8,854	10,890	16,619	16,946	10,048	8,758	10,835	8,228
Trustees’ fees	1,491	4,687	5,122	7,237	2,508	2,259	2,282	2,691
Insurance expense	564	397	1,380	189	667	334	100	668
Non 12b-1 shareholder servicing fees	1,629	1,981	5,039	8,052	2,771	1,975	2,375	3,084
Miscellaneous expenses	2,856	5,572	5,349	7,747	3,441	3,611	5,347	3,810
Total Operating Expenses	319,276	777,850	892,109	1,664,097	448,134	416,314	1,058,206	522,474
Less: Fees paid indirectly	—	(7,126)	(9,528)	(4,701)	—	—	—	(2,536)
Net Operating Expenses	319,276	770,724	882,581	1,659,396	448,134	416,314	1,058,206	519,938

Net Investment Income (Loss)	344,565	639,416	(629,954)	1,238,118	242,523	93,447	648,765	(343,936)

Realized and Unrealized Gain (Loss) on Investments, and Foreign Currency Transactions:
Net realized gain (loss) from:
Investments	(1,884)	2,043,312	2,115,633	8,620,563	280,576	3,149,348	5,332,938	5,792,317
Foreign currency transactions	—	—	—	(27,808)	—	—	42,081	—
Foreign currency exchange contracts	—	—	—	(3,386)	—	—	(113,633)	—
Withholding tax on capital gains	—	—	—	—	—	—	(18,751)	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,752,437	7,413,521	12,624,348	11,066,951	334,973	3,607,860	8,204,018	4,393,500
Foreign currency translations	—	—	—	12,109	—	—	(848)	—
Foreign currency exchange contracts	—	—	—	(277)	—	—	—	—
Net Realized and Unrealized Gain	1,750,553	9,456,833	14,739,981	19,668,152	615,549	6,757,208	13,445,805	10,185,817

Net Increase in Net Assets Resulting From Operations	$2,095,118	$10,096,249	$14,110,027	$20,906,270	$858,072	$6,850,655	$14,094,570	$9,841,881

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Floating Rate		Corporate/Government		Monthly Distribution		Dynamic Macro		High-Yield
	Bond Fund		Bond Fund		Fund		Fund		Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016
Operations:
Net investment income (loss)	$4,702,709	$3,109,603	$1,256,311	$1,347,329	$(2,766,800)	$617,646	$(153,786)	$(39,696)	$4,580,482	$4,740,490
Net realized gain (loss) from investments, futures, options purchased, securities sold short, written options, swap contracts, foreign currency transactions and foreign currency exchange contracts	(258,247)	(1,050,725)	3,026	(391,669)	10,336,653	(14,494,286)	(527,008)	(1,307,984)	4,040,878	(4,616,046)
Capital gain distributions from regulated investment	—	—	—	—	—	—	—	16,065	—	—
Net change in unrealized appreciation (depreciation) on investments, futures, options purchased, securities sold short, written options, foreign currency translations, and foreign currency exchange contracts	536,363	2,127,148	(303,218)	1,137,437	8,158,097	17,075,950	3,217,090	326,835	(865,697)	4,880,003
Net Increase (Decrease) in Net Assets Resulting From Operations	4,980,825	4,186,026	956,119	2,093,097	15,727,950	3,199,310	2,536,296	(1,004,780)	7,755,663	5,004,447

Distributions to Shareholders From:
Net Investment Income:
Class N	(4,087,383)	(2,713,303)	(1,177,753)	(1,222,601)	—	(2,340,282)	—	—	(3,958,870)	(3,843,760)
Class A	(450,028)	(304,360)	(116,078)	(133,317)	—	(932,730)	—	—	(488,305)	(486,798)
Class C	(159,331)	(106,752)	(55,479)	(75,263)	—	(825,662)	—	—	(307,199)	(351,832)
Distributions From Paid In Capital:
Class N	—	—	—	—	(6,703,484)	(2,992,066)	—	—	—	—
Class A	—	—	—	—	(1,701,133)	(1,107,072)	—	—	—	—
Class C	—	—	—	—	(1,786,595)	(1,018,406)	—	—	—	—
Total Distributions to Shareholders	(4,696,742)	(3,124,415)	(1,349,310)	(1,431,181)	(10,191,212)	(9,216,218)	—	—	(4,754,374)	(4,682,390)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	77,972,512	31,114,732	25,388,027	12,243,447	82,767,969	33,193,976	10,665,191	9,668,935	38,703,285	11,238,721
Class A	8,312,809	4,944,773	2,833,269	2,890,580	15,005,391	10,795,276	3,051,464	2,600,999	4,622,910	2,527,980
Class C	3,653,981	1,700,297	681,527	925,221	6,277,406	6,193,711	377,738	1,008,278	1,397,307	1,389,655
Reinvestment of distributions
Class N	4,085,839	2,712,469	1,175,746	1,221,719	6,558,471	5,121,998	—	—	3,902,710	3,778,722
Class A	431,412	282,009	110,804	120,244	1,450,591	1,739,112	—	—	421,056	405,699
Class C	158,870	105,282	53,749	71,622	1,501,052	1,495,861	—	—	275,969	302,390
Cost of shares redeemed
Class N	(19,048,326)	(13,814,046)	(11,484,873)	(7,944,853)	(34,414,087)	(46,252,134)	(5,319,852)	(8,718,724)	(19,670,050)	(15,743,954)
Class A	(3,455,776)	(3,023,031)	(1,491,488)	(3,065,377)	(21,873,892)	(39,725,577)	(1,051,547)	(1,876,087)	(3,762,035)	(2,742,308)
Class C	(2,152,564)	(884,861)	(879,241)	(1,378,310)	(12,598,772)	(17,096,041)	(640,528)	(752,842)	(1,813,997)	(3,228,961)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	69,958,757	23,137,624	16,387,520	5,084,293	44,674,129	(44,533,818)	7,082,466	1,930,559	24,077,155	(2,072,056)

Total Increase (Decrease) in Net Assets	70,242,840	24,199,235	15,994,329	5,746,209	50,210,867	(50,550,726)	9,618,762	925,779	27,078,444	(1,749,999)

Net Assets:
Beginning of Year	109,686,188	85,486,953	56,221,147	50,474,938	237,754,341	288,305,067	34,678,178	33,752,399	96,358,367	98,108,366
End of Year *	$179,929,028	$109,686,188	$72,215,476	$56,221,147	$287,965,208	$237,754,341	$44,296,940	$34,678,178	$123,436,811	$96,358,367
* Includes accumulated net investment income (loss) at end of year	$167,566	$12,588	$(843)	$3,392	$(2,251,859)	$(1,211,967)	$(202,369)	$(9,192)	$(6,091)	$167,801

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Alternative		International Opportunity		Appreciation &		Large Cap		Focused Large Cap
	Dividend Fund		Bond Fund		Income Fund		Value Fund		Growth Fund

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2017	Oct. 31, 2016^	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016
Operations:
Net investment income (loss)	$1,741,589	$27,264	$(125,430)	$111,654	$344,565	$687,222	$639,416	$929,784	$(629,954)	$(491,313)
Net realized gain (loss) from investments and foreign currency transactions	(2,689,104)	(150,017)	(746,954)	(745,497)	(1,884)	(2,201,104)	2,043,312	(1,062,540)	2,115,633	(1,355,084)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	694,814	(367,817)	1,138,727	2,249,812	1,752,437	851,564	7,413,521	1,012,440	12,624,348	(1,728,147)
Net Increase (Decrease) in Net Assets Resulting From Operations	(252,701)	(490,570)	266,343	1,615,969	2,095,118	(662,318)	10,096,249	879,684	14,110,027	(3,574,544)

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	(247,203)	—	—	(403,190)	—	(11,078,720)	—	(291,262)
Class A	—	—	(22,172)	—	—	(86,592)	—	(1,618,488)	—	(56,919)
Class C	—	—	(12,501)	—	—	(104,911)	—	(1,560,943)	—	(33,681)
Net Investment Income:
Class N	(1,692,781)	—	—	(26,161)	(520,043)	(786,055)	(801,099)	(494,656)	—	—
Class A	(12,525)	—	—	(1,468)	(99,320)	(158,001)	(105,682)	(56,644)	—	—
Class C	(43,706)	—	—	(112)	(70,590)	(157,682)	(46,819)	(12,668)	—	—
Total Distributions to Shareholders	(1,749,012)	—	(281,876)	(27,741)	(689,953)	(1,696,431)	(953,600)	(14,822,119)	—	(381,862)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	19,627,663	24,751,166	13,229,531	5,357,077	2,772,894	2,852,756	12,569,002	7,574,814	16,482,149	12,060,706
Class A	803,596	12	1,418,934	929,673	856,598	754,836	4,524,434	1,925,829	4,903,324	4,522,263
Class C	993,582	424,059	466,744	349,149	202,013	993,090	698,220	739,554	1,968,280	1,855,230
Reinvestment of distributions
Class N	1,418,244	—	247,134	26,161	508,555	1,183,251	781,846	11,569,073	—	289,776
Class A	10,966	—	21,649	1,390	83,738	190,060	103,998	1,655,337	—	55,382
Class C	42,589	—	12,501	111	64,382	230,784	46,630	1,571,854	—	30,681
Cost of shares redeemed
Class N	(7,796,129)	(333,069)	(5,738,527)	(13,978,227)	(8,223,181)	(5,730,350)	(10,523,214)	(7,907,047)	(21,941,733)	(9,460,088)
Class A	(55,373)	—	(608,331)	(2,163,714)	(1,678,879)	(1,189,036)	(2,145,911)	(2,032,040)	(3,875,109)	(3,121,382)
Class C	(105,568)	(61)	(344,684)	(840,513)	(952,836)	(2,555,588)	(1,648,591)	(1,737,158)	(1,323,535)	(1,722,420)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	14,939,570	24,842,107	8,704,951	(10,318,893)	(6,366,716)	(3,270,197)	4,406,414	13,360,216	(3,786,624)	4,510,148

Total Increase (Decrease) in Net Assets	12,937,857	24,351,537	8,689,418	(8,730,665)	(4,961,551)	(5,628,946)	13,549,063	(582,219)	10,323,403	553,742

Net Assets:
Beginning of Period	24,351,537	—	28,049,607	36,780,272	23,748,079	29,377,025	56,419,570	57,001,789	65,850,036	65,296,294
End of Period *	$37,289,394	$24,351,537	$36,739,025	$28,049,607	$18,786,528	$23,748,079	$69,968,633	$56,419,570	$76,173,439	$65,850,036
* Includes accumulated net investment income (loss) at end of period	$—	$30,441	$(136,606)	$(24,355)	$195,912	$466,372	$424,909	$739,093	$(577,046)	$(402,872)

^	Dunham Alternative Dividend Fund commenced operations on August 31, 2016.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	International		Real Estate		Small Cap		Emerging Markets		Small Cap
	Stock Fund		Stock Fund		Value Fund		Stock Fund		Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016	Oct. 31, 2017	Oct. 31, 2016
Operations:
Net investment income (loss)	$1,238,118	$951,682	$242,523	$678,696	$93,447	$142,836	$648,765	$850,585	$(343,936)	$(182,879)
Net realized gain (loss) from investments and foreign currency transactions	8,589,369	(5,590,409)	280,576	5,144,472	3,149,348	1,004,619	5,242,635	(3,164,352)	5,792,317	(256,335)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	11,078,783	4,553,684	334,973	(2,930,583)	3,607,860	114,680	8,203,170	6,286,989	4,393,500	383,831
Net Increase (Decrease) in Net Assets Resulting From Operations	20,906,270	(85,043)	858,072	2,892,585	6,850,655	1,262,135	14,094,570	3,973,222	9,841,881	(55,383)

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	(3,870,471)	(2,998,341)	(742,732)	(721,628)	—	—	—	(1,889,987)
Class A	—	—	(626,758)	(955,297)	(158,717)	(123,232)	—	—	—	(500,800)
Class C	—	—	(485,899)	(377,983)	(81,547)	(87,966)	—	—	—	(305,357)
Net Investment Income:
Class N	—	(43,319)	(494,155)	(353,676)	(150,908)	(13,002)	(796,221)	(286,567)	—	—
Class A	—	—	(57,154)	(86,476)	(22,646)	—	(95,754)	(20,580)	—	—
Class C	—	—	(35,575)	(4,842)	—	—	(39,475)	—	—	—
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	—	—	—	(54,926)
Class A	—	—	—	—	—	—	—	—	—	(14,554)
Class C	—	—	—	—	—	—	—	—	—	(8,874)
Total Distributions to Shareholders	—	(43,319)	(5,570,012)	(4,776,615)	(1,156,550)	(945,828)	(931,450)	(307,147)	—	(2,774,498)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	13,755,855	11,593,024	13,777,569	4,921,239	5,035,616	3,216,505	8,199,481	10,467,796	6,717,239	8,676,971
Class A	5,992,736	3,460,232	3,331,102	1,598,423	3,001,246	946,333	3,608,237	2,816,620	4,193,814	1,105,692
Class C	977,201	1,189,320	451,668	836,149	649,431	367,054	1,595,953	929,078	593,576	438,741
Reinvestment of distributions
Class N	—	43,140	4,259,930	3,276,127	871,348	734,047	775,603	286,387	—	1,940,454
Class A	—	—	657,161	1,027,941	177,734	119,701	93,730	20,108	—	363,529
Class C	—	—	464,142	351,559	81,120	87,856	39,226		—	313,976
Cost of shares redeemed
Class N	(19,238,731)	(9,905,060)	(5,811,499)	(14,843,844)	(9,930,878)	(4,020,261)	(14,975,059)	(10,120,339)	(15,497,578)	(5,872,142)
Class A	(3,367,797)	(2,206,684)	(6,548,328)	(3,203,589)	(3,176,674)	(1,114,590)	(3,408,343)	(1,487,050)	(4,560,250)	(1,667,965)
Class C	(2,102,276)	(1,909,025)	(1,229,216)	(1,626,251)	(811,262)	(606,898)	(2,226,817)	(1,010,559)	(782,773)	(1,405,211)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(3,983,012)	2,264,947	9,352,529	(7,662,246)	(4,102,319)	(270,253)	(6,297,989)	1,902,041	(9,335,972)	3,894,045

Total Increase (Decrease) in Net Assets	16,923,258	2,136,585	4,640,589	(9,546,276)	1,591,786	46,054	6,865,131	5,568,116	505,909	1,064,164

Net Assets:
Beginning of Year	95,428,111	93,291,526	38,065,569	47,611,845	28,297,658	28,251,604	56,209,038	50,640,922	33,704,615	32,640,451
End of Year*	$112,351,369	$95,428,111	$42,706,158	$38,065,569	$29,889,444	$28,297,658	$63,074,169	$56,209,038	$34,210,524	$33,704,615
* Includes accumulated net investment income (loss) at end of year	$1,043,638	$(161,564)	$95,638	$440,040	$49,727	$129,834	$221,092	$528,087	$25,856	$(123,870)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each Period.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014*
Net asset value, beginning of period	$9.70	$9.60	$9.87	$10.00
Net investment income**	0.35	0.33	0.32	0.29
Net realized and unrealized gain (loss)	0.03	0.10	(0.27)	(0.15)
Total income from investment operations	0.38	0.43	0.05	0.14
Less distributions:
Distributions from net investment income	(0.35)	(0.33)	(0.32)	(0.27)
Total distributions	(0.35)	(0.33)	(0.32)	(0.27)
Net asset value, end of period	$9.73	$9.70	$9.60	$9.87
Total return +	4.01%	4.63%	0.51%	1.43%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$157,485	$94,219	$73,316	$63,120
Ratios of expenses to average net assets:	1.03%	1.34%	1.27%	1.27%
Ratios of net investment income to average net assets:	3.60%	3.24%	3.24%	2.87%
Portfolio turnover rate	91%	62%	51%	50%

	Class A				Class C
	Year Ended October 31,				Year Ended October 31,
	2017	2016	2015	2014*	2017		2016	2015	2014*
Net asset value, beginning of period	$9.70	$9.59	$9.87	$10.00	$9.69		$9.59	$9.86	$10.00
Income (loss) from investment operations:
Net investment income**	0.32	0.31	0.30	0.28	0.28		0.26	0.24	0.22
Net realized and unrealized gain (loss)	0.03	0.11	(0.28)	(0.16)	0.04		0.10	(0.26)	(0.16)
Total income (loss) from investment operations	0.35	0.42	0.02	0.12	0.32		0.36	(0.02)	0.06
Less distributions:
Distributions from net investment income	(0.33)	(0.31)	(0.30)	(0.25)	(0.28)		(0.26)	(0.25)	(0.20)
Total distributions	(0.33)	(0.31)	(0.30)	(0.25)	(0.28)		(0.26)	(0.25)	(0.20)
Net asset value, end of period	$9.72	$9.70	$9.59	$9.87	$9.73		$9.69	$9.59	$9.86
Total return +	3.64%	4.49%	0.16%	1.20%	3.31	% #	3.87%	(0.23)%	0.63%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$16,229	$10,923	$8,598	$13,664	$6,215		$4,545	$3,573	$3,888
Ratios of expenses to average net assets:	1.28%	1.59%	1.52%	1.52%	1.78%		2.10%	2.02%	2.02%
Ratios of net investment income to average net assets:	3.33%	3.49%	2.99%	2.84%	2.89%		2.74%	2.49%	2.24%
Portfolio turnover rate	91%	62%	51%	50%	91%		62%	51%	50%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$13.92	$13.75	$14.14	$14.07		$14.74
Income from investment operations:
Net investment income*	0.31	0.36	0.42	0.38		0.37
Net realized and unrealized gain (loss)	(0.08)	0.19	(0.37)	0.16		(0.36)
Total income from investment operations	0.23	0.55	0.05	0.54		0.01
Less distributions:
Distributions from net investment income	(0.33)	(0.38)	(0.44)	(0.42)		(0.41)
Distributions from net realized gains	—	—	—	(0.05)		(0.27)
Total distributions	(0.33)	(0.38)	(0.44)	(0.47)		(0.68)
Net asset value, end of year	$13.82	$13.92	$13.75	$14.14		$14.07
Total return +	1.72%	4.09%	0.36%	3.85	% #	0.09	% #
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$62,757	$48,025	$41,989	$43,888		$81,201
Ratios of expenses to average net assets:	1.35%	1.13%	1.06%	1.37%		1.21%
Ratios of net investment income to average net assets:	2.27%	2.61%	3.00%	2.69%		2.56%
Portfolio turnover rate	61%	58%	54%	60%		173%

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2017	2016	2015	2014		2013		2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.90	$13.73	$14.13	$14.06		$14.73		$13.81	$13.65	$14.05	$13.98	$14.64
Income (loss) from investment operations:
Net investment income*	0.28	0.33	0.38	0.35		0.34		0.21	0.26	0.31	0.27	0.26
Net realized and unrealized gain (loss)	(0.08)	0.19	(0.37)	0.15		(0.36)		(0.08)	0.18	(0.37)	0.16	(0.35)
Total income (loss) from investment operations	0.20	0.52	0.01	0.50		(0.02)		0.13	0.44	(0.06)	0.43	(0.09)
Less distributions:
Distributions from net investment income	(0.30)	(0.35)	(0.41)	(0.38)		(0.38)		(0.23)	(0.28)	(0.34)	(0.31)	(0.30)
Distributions from net realized gains	—	—	—	(0.05)		(0.27)		—	—	—	(0.05)	(0.27)
Total distributions	(0.30)	(0.35)	(0.41)	(0.43)		(0.65)		(0.23)	(0.28)	(0.34)	(0.36)	(0.57)
Net asset value, end of year	$13.80	$13.90	$13.73	$14.13		$14.06		$13.71	$13.81	$13.65	$14.05	$13.98
Total return +	1.47%	3.86%	0.04%	3.59%		(0.15)%		0.98%	3.27%	(0.45)%	3.08%	(0.59)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,260	$4,832	$4,788	$3,684		$6,888		$3,199	$3,364	$3,698	$3,690	$7,733
Ratios of expenses to average net assets:	1.60%	1.38%	1.31%	1.62%		1.46%		2.10%	1.88%	1.81%	2.12%	1.96%
Ratios of net investment income to average net assets:	2.01%	2.40%	2.74%	2.44%		2.37%		1.52%	1.89%	2.27%	1.94%	1.80%
Portfolio turnover rate	61%	58%	54%	60%		173%		61%	58%	54%	60%	173%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$35.74	$36.36	$38.16	$38.47	$37.22
Income (loss) from investment operations:
Net investment income (loss)*	(0.36)	0.14	(0.18)	0.17	0.36
Net realized and unrealized gain (loss)	2.79	0.49	(0.39)	1.35	2.13
Total income (loss) from investment operations	2.43	0.63	(0.57)	1.52	2.49
Less distributions:
Distributions from net investment income	—	(0.55)	—	—	(0.41)
Distributions from net realized gains	—	—	(0.80)	(1.59)	(0.83)
Tax return of capital	(1.46)	(0.70)	(0.43)	(0.24)	0.00
Total distributions	(1.46)	(1.25)	(1.23)	(1.83)	(1.24)
Net asset value, end of year	$36.71	$35.74	$36.36	$38.16	$38.47
Total return + #	6.92%	1.79%	(1.53)%	4.01%	6.75%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$212,178	$153,084	$163,843	$156,964	$161,347
Ratios of expenses to average net assets:
After waivers	2.73%	1.85%	2.09%	2.53%	2.23%
Dividends/borrowings on short sales	1.17%	0.61%	0.47%	0.59%	0.24%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.59%	1.26%	2.17%	2.11%	2.10%
After fee waivers	1.56%	1.24%	1.62%	1.94%	1.99%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(1.06)%	0.39%	(0.56)%	0.26%	0.84%
After fee waivers	(1.03)%	0.40%	(0.48)%	0.43%	0.95%
Portfolio turnover rate	382%	208%	155%	229%	227%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$34.90	$35.63	$37.52	$37.95	$36.82	$28.94	$29.99	$32.01	$32.87	$32.29
Income (loss) from investment operations:
Net investment income (loss)*	(0.40)	0.13	(0.27)	0.07	0.24	(0.55)	(0.14)	(0.46)	(0.20)	(0.07)
Net realized and unrealized gain (loss)	2.69	0.39	(0.39)	1.33	2.13	2.22	0.34	(0.33)	1.17	1.89
Total income (loss) from investment operations	2.29	0.52	(0.66)	1.40	2.37	1.67	0.20	(0.79)	0.97	1.82
Less distributions:
Distributions from net investment income	—	(0.55)	—	—	(0.41)	—	(0.55)	—	—	(0.41)
Distributions from net realized gains	—	—	(0.80)	(1.59)	(0.83)	—	—	(0.80)	(1.59)	(0.83)
Tax return of capital	(1.46)	(0.70)	(0.43)	(0.24)	0.00	(1.46)	(0.70)	(0.43)	(0.24)	0.00
Total distributions	(1.46)	(1.25)	(1.23)	(1.83)	(1.24)	(1.46)	(1.25)	(1.23)	(1.83)	(1.24)
Net asset value, end of year	$35.73	$34.90	$35.63	$37.52	$37.95	$29.15	$28.94	$29.99	$32.01	$32.87
Total return + #	6.64%	1.54%	(1.80)%	3.74%	6.50%	5.82%	0.75%	(2.53)%	2.99%	5.71%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$41,186	$45,552	$74,247	$79,132	$68,427	$34,601	$39,118	$50,215	$48,193	$37,577
Ratios of expenses to average net assets:
After waivers	2.93%	2.06%	2.33%	2.78%	2.48%	3.68%	2.83%	3.09%	3.53%	3.23%
Dividends/borrowings on short sales	1.12%	0.59%	0.47%	0.59%	0.24%	1.12%	0.60%	0.47%	0.59%	0.24%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.83%	1.49%	2.42%	2.36%	2.34%	2.58%	2.24%	3.16%	3.11%	3.10%
After fee waivers	1.81%	1.48%	1.86%	2.19%	2.24%	2.56%	2.23%	2.62%	2.94%	2.99%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(1.14)%	0.36%	(0.79)%	0.01%	0.52%	(1.89)%	(0.50)%	(1.54)%	(0.74)%	(0.32)%
After fee waivers	(1.11)%	0.37%	(0.71)%	0.18%	0.63%	(1.86)%	(0.48)%	(1.46)%	(0.57)%	(0.21)%
Portfolio turnover rate	382%	208%	155%	229%	227%	382%	208%	155%	229%	227%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.55	$9.81	$9.65	$9.67	$9.95
Income (loss) from investment operations:
Net investment income (loss) *	(0.03)	(0.00)	(0.14)	0.19	0.33
Net realized and unrealized gain (loss) **	0.66	(0.26)	0.30	(0.02)	(0.25)
Total income (loss) from investment operations	0.63	(0.26)	0.16	0.17	0.08
Less distributions:
Distributions from net investment income	—	—	—	(0.19)	(0.33)
Tax return of capital	—	—	—	—	(0.03)
Total distributions	—	—	—	(0.19)	(0.36)
Net asset value, end of year	$10.18	$9.55	$9.81	$9.65	$9.67
Total return + #	6.60%	(2.68)%	1.66%	1.80%	0.80%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$36,104	$28,650	$28,518	$11,758	$7,185
Ratios of expenses to average net assets:	1.83%	1.63%	2.15%	1.90%	1.67%
Ratios of net investment income (loss) to average net assets:	(0.32)%	(0.03)%	(1.37)%	1.96%	3.35%
Portfolio turnover rate	7%	54%	70%	238%	292%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.52	$9.81	$9.68	$9.70	$9.98	$9.23	$9.58	$9.52	$9.56	$9.86
Income (loss) from investment operations:
Net investment income (loss) *	(0.06)	(0.02)	(0.14)	0.18	0.31	(0.12)	(0.09)	(0.26)	0.11	0.23
Net realized and unrealized gain (loss) **	0.66	(0.27)	0.27	(0.04)	(0.25)	0.63	(0.26)	0.32	(0.04)	(0.26)
Total income (loss) from investment operations	0.60	(0.29)	0.13	0.14	0.06	0.51	(0.35)	0.06	0.07	(0.03)
Less distributions:
Distributions from net investment income	—	—	—	(0.16)	(0.31)	—	—	—	(0.11)	(0.24)
Tax return of capital	—	—	—	—	(0.03)	—	—	—	—	(0.03)
Total distributions	—	—	—	(0.16)	(0.34)	—	—	—	(0.11)	(0.27)
Net asset value, end of year	$10.12	$9.52	$9.81	$9.68	$9.70	$9.74	$9.23	$9.58	$9.52	$9.56
Total return + #	6.30%	(2.95)%	1.34%	1.52%	0.55%	5.53%	(3.66)%	0.63%	0.78%	(0.29)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,224	$3,897	$3,296	$1,729	$1,782	$1,969	$2,131	$1,938	$1,712	$2,053
Ratios of expenses to average net assets	2.08%	1.88%	2.40%	2.15%	1.92%	2.83%	2.63%	3.15%	2.90%	2.67%
Ratios of net investment income (loss) to average net assets:	(0.58)%	(0.26)%	(1.63)%	1.92%	3.13%	(1.34)%	(1.02)%	(2.35)%	1.19%	2.38%
Portfolio turnover rate	7%	54%	70%	238%	292%	7%	54%	70%	238%	292%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2015 and 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.94	$8.92	$9.51	$9.61	$9.52
Income (loss) from investment operations:
Net investment income*	0.42	0.44	0.44	0.46	0.47
Net realized and unrealized gain (loss)	0.30	0.02	(0.59)	(0.10)	0.09
Total income (loss) from investment operations	0.72	0.46	(0.15)	0.36	0.56
Less distributions:
Distributions from net investment income	(0.44)	(0.44)	(0.44)	(0.46)	(0.47)
Total distributions	(0.44)	(0.44)	(0.44)	(0.46)	(0.47)
Net asset value, end of year	$9.22	$8.94	$8.92	$9.51	$9.61
Total return +	8.19%	5.39%	(1.63)%	3.77%	6.05%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$103,567	$78,194	$78,654	$102,412	$134,487
Ratios of expenses to average net assets:	1.19%	1.08%	1.02%	1.09%	1.11%
Ratios of net investment income to average net assets:	4.62%	5.09%	4.77%	4.72%	4.89%
Portfolio turnover rate	142%	62%	51%	62%	94%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.02	$8.99	$9.58	$9.68	$9.59	$8.88	$8.86	$9.46	$9.55	$9.47
Income (loss) from investment operations:
Net investment income*	0.40	0.42	0.41	0.44	0.45	0.35	0.37	0.37	0.38	0.40
Net realized and unrealized gain (loss)	0.28	0.03	(0.59)	(0.10)	0.09	0.30	0.02	(0.60)	(0.08)	0.08
Total income (loss) from investment operations	0.68	0.45	(0.18)	0.34	0.54	0.65	0.39	(0.23)	0.30	0.48
Less distributions:
Distributions from net investment income	(0.41)	(0.42)	(0.41)	(0.44)	(0.45)	(0.36)	(0.37)	(0.37)	(0.39)	(0.40)
Total distributions	(0.41)	(0.42)	(0.41)	(0.44)	(0.45)	(0.36)	(0.37)	(0.37)	(0.39)	(0.40)
Net asset value, end of year	$9.29	$9.02	$8.99	$9.58	$9.68	$9.17	$8.88	$8.86	$9.46	$9.55
Total return + #	7.70%	5.21%	(1.88)%	3.49%	5.74%	7.45%	4.65%	(2.47)%	3.13%	5.17%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,085	$10,478	$10,224	$22,022	$19,888	$7,785	$7,687	$9,231	$11,652	$13,741
Ratios of expenses to average net assets:	1.44%	1.33%	1.27%	1.34%	1.36%	1.94%	1.83%	1.77%	1.84%	1.86%
Ratios of net investment income to average net assets:	4.38%	4.84%	4.52%	4.47%	4.64%	3.88%	4.34%	4.02%	3.97%	4.15%
Portfolio turnover rate	142%	62%	51%	62%	94%	142%	62%	51%	62%	94%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Dividend Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N				Class A			Class C
	Year Ended		Period Ended		Year Ended	Period Ended		Year Ended		Period Ended
	October 31,		October 31,		October 31,	October 31,		October 31,		October 31,
	2017		2016*		2017	2016*		2017		2016*
Net asset value, beginning of period	$11.72		$12.00		$11.72	$12.00		$11.71		$12.00
Income (loss) from investment operations:
Net investment income**	0.59		0.02		0.51	0.08		0.46		0.01
Net realized and unrealized loss	(0.47)		(0.30)		(0.40)	(0.36)		(0.46)		(0.30)
Total income (loss) from investment operations	0.12		(0.28)		0.11	(0.28)		0.00		(0.29)
Less distributions:
Distributions from net investment income	(0.57)		—		(0.56)	—		(0.47)		—
Total distributions	(0.57)		—		(0.56)	—		(0.47)		—
Net asset value, end of period	$11.27		$11.72		$11.27	$11.72		$11.24		$11.71
Total return +	0.90	% #	(2.33)%		0.78%	(2.33)%		(0.14	)% #	(2.42)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$35,285		$23,934		$729	$12		$1,275		$418
Ratios of expenses to average net assets:
Before fees paid indirectly	1.31%		1.88	% ^	1.56%	2.61	% ^	2.31%		2.74	% ^
After fees paid indirectly	1.16%		1.88	% ^	1.41%	2.61	% ^	2.16%		2.74	% ^
Ratios of net investment income to average net assets:
Before fees pain indirectly	4.83%		0.86	% ^	4.34%	4.18	% ^	3.80%		0.44	% ^
After fees paid indirectly	4.99%		0.86	% ^	4.37%	4.18	% ^	3.95%		0.44	% ^
Portfolio turnover rate	514%		41	% (1)	514%	41	% (1)	514%		41	% (1)

*	The Fund commenced operations on August 31, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(1)	Not annualized.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended October 31,
	2017	2016		2015	2014*
Net asset value, beginning of period	$9.37	$8.92		$9.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	(0.03)	0.04		0.05	0.07
Net realized and unrealized gain (loss)	0.07	0.42		(0.77)	(0.37)
Total income (loss) from investment operations	0.04	0.46		(0.72)	(0.30)
Less distributions:
Distributions from net investment income	—	(0.01)		—	—
Distributions from net realized gains	(0.09)	—		—	—
Tax return of capital	—	—		—	(0.06)
Total distributions	(0.09)	(0.01)		—	(0.06)
Net asset value, end of period	$9.32	$9.37		$8.92	$9.64
Total return + #	0.57%	5.14%		(7.42)%	(2.99)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$32,441	$24,728		$31,935	$42,440
Ratios of expenses to average net assets	1.54%	1.28%		1.38%	1.38%
Ratios of net investment income (loss) to average net assets	(0.37)%	0.41%		0.52%	0.66%
Portfolio turnover rate (1)	56%	64%		52%	60%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016		2015	2014*	2017	2016		2015	2014*
Net asset value, beginning of period	$9.32	$8.90		$9.64	$10.00	$9.22	$8.84		$9.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	(0.06)	0.01		0.02	0.04	(0.10)	(0.03)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.09	0.41		(0.76)	(0.36)	0.07	0.41		(0.76)	(0.36)
Total income (loss) from investment operations	0.03	0.42		(0.74)	(0.32)	(0.03)	0.38		(0.78)	(0.37)
Less distributions:
Distributions from net investment income	—	(0.00	) (a)	—	—	—	(0.00	) (a)	—	—
Distributions from net realized gains	(0.09)	—		—	—	(0.09)	—		—	—
Tax return of capital	—	—		—	(0.04)	—	—		—	(0.01)
Total distributions	(0.09)	(0.00	) (a)	—	(0.04)	(0.09)	(0.00	) (a)	—	(0.01)
Net asset value, end of period	$9.26	$9.32		$8.90	$9.64	$9.10	$9.22		$8.84	$9.62
Total return + #	0.46%	4.77%		(7.65)%	(3.22)%	(0.19)%	4.31%		(8.11)%	(3.72)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,968	$2,118		$3,208	$3,513	$1,330	$1,204		$1,638	$1,879
Ratios of expenses to average net assets ^	1.79%	1.53%		1.63%	1.63%	2.29%	2.03%		2.13%	2.13%
Ratios of net investment income (loss) to average net assets ^	(0.63)%	0.10%		0.29%	0.41%	(1.11)%	(0.33)%		(0.24)%	(0.09)%
Portfolio turnover rate (1)	56%	64%		52%	60%	56%	64%		52%	60%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized for period less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.05	$8.75	$10.88	$10.09	$8.90
Income (loss) from investment operations:
Net investment income*	0.16	0.23	0.27	0.11	0.16
Net realized and unrealized gain (loss)	0.72	(0.39)	(0.51)	0.83	1.28
Total income (loss) from investment operations	0.88	(0.16)	(0.24)	0.94	1.44
Less distributions:
Distributions from net investment income	(0.25)	(0.36)	(0.17)	(0.15)	(0.25)
Distributions from net realized gains	—	(0.18)	(1.72)	—	—
Total distributions	(0.25)	(0.54)	(1.89)	(0.15)	(0.25)
Net asset value, end of year	$8.68	$8.05	$8.75	$10.88	$10.09
Total return + #	11.20%	(1.92)%	(2.67)%	9.37%	16.59%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,953	$16,929	$20,210	$18,576	$15,855
Ratios of expenses to average net assets:	1.41%	1.42%	1.34%	1.44%	1.39%
Ratios of net investment income to average net assets:	1.90%	2.83%	2.83%	1.07%	1.70%
Portfolio turnover rate	106%	96%	82%	129%	62%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.03	$8.73	$10.85	$10.06	$8.88	$7.86	$8.56	$10.66	$9.90	$8.74
Income (loss) from investment operations:
Net investment income *	0.14	0.20	0.24	0.09	0.13	0.07	0.14	0.18	0.01	0.06
Net realized and unrealized gain (loss)	0.72	(0.39)	(0.50)	0.82	1.27	0.71	(0.39)	(0.50)	0.80	1.26
Total income (loss) from investment operations	0.86	(0.19)	(0.26)	0.91	1.40	0.78	(0.25)	(0.32)	0.81	1.32
Less distributions:
Distributions from net investment income	(0.23)	(0.33)	(0.14)	(0.12)	(0.22)	(0.18)	(0.27)	(0.06)	(0.05)	(0.16)
Distributions from net realized gains	—	(0.18)	(1.72)	—	—	—	(0.18)	(1.72)	—	—
Total distributions	(0.23)	(0.51)	(1.86)	(0.12)	(0.22)	(0.18)	(0.45)	(1.78)	(0.05)	(0.16)
Net asset value, end of year	$8.66	$8.03	$8.73	$10.85	$10.06	$8.46	$7.86	$8.56	$10.66	$9.90
Total return + #	10.92%	(2.19)%	(2.84)%	9.10%	16.21%	10.08%	(2.95)%	(3.53)%	8.21%	15.35%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,125	$3,638	$4,211	$4,509	$4,368	$2,708	$3,181	$4,956	$4,046	$3,765
Ratios of expenses to average net assets:	1.66%	1.67%	1.59%	1.69%	1.64%	2.41%	2.44%	2.34%	2.44%	2.39%
Ratios of net investment income to average net assets:	1.66%	2.57%	2.56%	0.83%	1.45%	0.93%	1.81%	1.91%	0.08%	0.70%
Portfolio turnover rate	106%	96%	82%	129%	62%	106%	96%	82%	129%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.22	$16.32	$16.21	$14.55	$11.74
Income from investment operations:
Net investment income *	0.15	0.22	0.17	0.13	0.16
Net realized and unrealized gain (loss)	2.01	(0.04)	0.06	1.70	2.78
Total income from investment operations	2.16	0.18	0.23	1.83	2.94
Less distributions:
Distributions from net investment income	(0.22)	(0.18)	(0.12)	(0.17)	(0.13)
Distributions from net realized gains	—	(4.10)	—	—	—
Total distributions	(0.22)	(4.28)	(0.12)	(0.17)	(0.13)
Net asset value, end of year	$14.16	$12.22	$16.32	$16.21	$14.55
Total return + #	17.84%	1.73%	1.41%	12.64%	25.30%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$55,155	$45,026	$44,620	$41,917	$37,688
Ratios of expenses to average net assets:
After fee waivers ^				1.26%	1.00%
Before fees paid indirectly	1.13%	0.93%	1.12%	1.26%	1.00%
After fees paid indirectly	1.12%	0.93%	1.12%	1.26%	1.00%
Ratios of net investment income to average net assets:
After fee waivers ^				0.82%	1.25%
Before fees paid indirectly	1.12%	1.81%	1.03%	0.82%	1.25%
After fees paid indirectly	1.13%	1.81%	1.03%	0.82%	1.25%
Portfolio turnover rate	61%	59%	101%	22%	16%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.16	$16.26	$16.16	$14.52	$11.72	$11.65	$15.74	$15.68	$14.09	$11.36
Income from investment operations:
Net investment income (loss)*	0.11	0.19	0.13	0.09	0.13	0.02	0.10	0.00 (a)	(0.03)	0.03
Net realized and unrealized gain (loss)	2.02	(0.05)	0.06	1.69	2.77	1.92	(0.06)	0.06	1.65	2.71
Total income from investment operations	2.13	0.14	0.19	1.78	2.90	1.94	0.04	0.06	1.62	2.74
Less distributions:
Distributions from net investment income	(0.19)	(0.14)	(0.09)	(0.14)	(0.10)	(0.12)	(0.03)	—	(0.03)	(0.01)
Distributions from net realized gains	0.00	(4.10)	—	—	—	—	(4.10)	—	—	—
Total distributions	(0.19)	(4.24)	(0.09)	(0.14)	(0.10)	(0.12)	(4.13)	—	(0.03)	(0.01)
Net asset value, end of year	$14.10	$12.16	$16.26	$16.16	$14.52	$13.47	$11.65	$15.74	$15.68	$14.09
Total return + #	17.66%	1.43%	1.15%	12.31%	24.99%	16.72%	0.66%	0.38%	11.49%	24.09%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$10,174	$6,544	$6,577	$7,685	$4,980	$4,640	$4,850	$5,805	$5,639	$5,029
Ratios of expenses to average net assets:
After fee waivers ^				1.51%	1.25%				2.26%	2.00%
Before fees paid indirectly	1.38%	1.18%	1.37%	1.51%	1.25%	2.13%	1.93%	2.12%	2.26%	2.00%
After fees paid indirectly	1.37%	1.18%	1.37%	1.51%	1.25%	2.12%	1.93%	2.12%	2.26%	2.00%
Ratios of net investment income (loss) to average net assets:
After fee waivers ^				0.57%	0.99%				(0.18)%	0.25%
Before fees paid indirectly	0.84%	1.57%	0.78%	0.57%	0.99%	0.14%	0.83%	0.03%	(0.18)%	0.25%
After fees paid indirectly	0.85%	1.57%	0.78%	0.57%	0.99%	0.15%	0.83%	0.03%	(0.18)%	0.25%
Portfolio turnover rate	61%	59%	101%	22%	16%	61%	59%	101%	22%	16%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.92	$16.97	$15.01	$14.02	$10.42
Income (loss) from investment operations:
Net investment loss*	(0.14)	(0.10)	(0.16)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	3.59	(0.86)	2.12	1.29	3.70
Total income (loss) from investment operations	3.45	(0.96)	1.96	1.18	3.60
Less distributions:
Distributions from net realized gains	—	(0.09)	—	(0.19)	—
Total distributions	—	(0.09)	—	(0.19)	—
Net asset value, end of year	$19.37	$15.92	$16.97	$15.01	$14.02
Total return +	21.67%	(5.66)%	13.06%	8.48%	34.55%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$56,472	$51,242	$51,312	$37,106	$814
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.16%	1.20%	1.34%	1.16%	1.71%
After fee waivers and fees paid indirectly	1.14%	1.20%	1.34%	1.16%	1.69%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(0.79)%	(0.64)%	(1.00)%	(0.76)%	(0.70)%
After fee waivers and fees paid indirectly	(0.77)%	(0.64)%	(1.00)%	(0.76)%	(0.67)%
Portfolio turnover rate	38%	29%	45%	29%	91%

’	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.73	$16.80	$14.91	$13.96	$10.39	$15.17	$16.33	$14.59	$13.76	$10.33
Income (loss) from investment operations:
Net investment loss*	(0.18)	(0.14)	(0.19)	(0.21)	(0.11)	(0.30)	(0.25)	(0.31)	(0.26)	(0.26)
Net realized and unrealized gain (loss)	3.53	(0.84)	2.08	1.35	3.68	3.40	(0.82)	2.05	1.28	3.69
Total income (loss) from investment operations	3.35	(0.98)	1.89	1.14	3.57	3.10	(1.07)	1.74	1.02	3.43
Less distributions:
Distributions from net realized gains	—	(0.09)	—	(0.19)	—	—	(0.09)	—	(0.19)	—
Total distributions	—	(0.09)	—	(0.19)	0.00	—	(0.09)	—	(0.19)	—
Net asset value, end of year	$19.08	$15.73	$16.80	$14.91	$13.96	$18.27	$15.17	$16.33	$14.59	$13.76
Total return +	21.30%	(5.84)%	12.68%	8.23%	34.36%	20.44%	(6.56)%	11.93%	7.47%	33.20%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,944	$9,620	$8,762	$19,949	$11,399	$6,758	$4,988	$5,222	$4,361	$510
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.41%	1.45%	1.59%	1.41%	1.96%	2.16%	2.20%	2.34%	2.16%	2.71%
After fee waivers and fees paid indirectly	1.39%	1.45%	1.59%	1.41%	1.94%	2.14%	2.20%	2.34%	2.16%	2.69%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.05)%	(0.91)%	(1.20)%	(1.48)%	(0.95)%	(1.80)%	(1.67)%	(2.00)%	(1.87)%	(1.70)%
After fee waivers and fees paid indirectly	(1.03)%	(0.91)%	(1.20)%	(1.48)%	(0.92)%	(1.78)%	(1.67)%	(2.00)%	(1.87)%	(1.67)%
Portfolio turnover rate	38%	29%	45%	29%	91%	38%	29%	45%	29%	91%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.24	$14.24	$15.21	$15.22	$12.05
Income (loss) from investment operations:
Net investment income *	0.21	0.16	0.00 (a)	0.15	0.07
Net realized and unrealized gain (loss)	3.09	(0.15)	(0.61)	0.10	3.24
Total income (loss) from investment operations	3.30	0.01	(0.61)	0.25	3.31
Less distributions:
Distributions from net investment income	—	(0.01)	(0.30)	(0.26)	(0.14)
Distributions from net realized gains	—	—	(0.06)	—	—
Total distributions	—	(0.01)	(0.36)	(0.26)	(0.14)
Net asset value, end of year	$17.54	$14.24	$14.24	$15.21	$15.22
Total return + #	23.17%	0.06%	(4.10)%	1.66%	27.64%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$90,257	$78,640	$76,992	$57,359	$49,815
Ratios of expenses to average net assets:
Before fees paid indirectly	1.56%	1.63%	2.04%	2.04%	2.11%
After fees paid indirectly	1.55%	1.63%	2.04%	2.04%	2.11%
Ratios of net investment income to average net assets:
Before fees paid indirectly	1.34%	1.17%	0.03%	0.99%	0.52%
After fees paid indirectly	1.35%	1.17%	0.03%	0.99%	0.52%
Portfolio turnover rate	119%	143%	125%	117%	131%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014		2013
Net asset value, beginning of year	$14.17	$14.21	$15.16	$15.19	$12.03	$13.60	$13.73	$14.68	$14.70		$11.64
Income (loss) from investment operations:
Net investment income (loss)*	0.17	0.13	(0.03)	0.15	0.06	0.04	0.03	(0.14)	(0.00	) (a)	(0.06)
Net realized and unrealized gain (loss)	3.08	(0.17)	(0.60)	0.06	3.22	2.95	(0.16)	(0.59)	0.10		3.13
Total income (loss) from investment operations	3.25	(0.04)	(0.63)	0.21	3.28	2.99	(0.13)	(0.73)	0.10		3.07
Less distributions:
Distributions from net investment income	—	—	(0.26)	(0.24)	(0.12)	—	—	(0.16)	(0.12)		(0.01)
Distributions from net realized gains	—	—	(0.06)	—	—	—	—	(0.06)	—		—
Total distributions	—	—	(0.32)	(0.24)	(0.12)	—	—	(0.22)	(0.12)		(0.01)
Net asset value, end of year	$17.42	$14.17	$14.21	$15.16	$15.19	$16.59	$13.60	$13.73	$14.68		$14.70
Total return + #	22.94%	(0.28)%	(4.26)%	1.35%	27.40%	21.99%	(0.95)%	(5.06)%	0.67%		26.40%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$15,524	$10,305	$9,032	$7,871	$4,741	$6,570	$6,483	$7,268	$6,551		$5,627
Ratios of expenses to average net assets:
Before fees paid indirectly	1.81%	1.88%	2.29%	2.29%	2.36%	2.56%	2.63%	3.04%	3.04%		3.11%
After fees paid indirectly	1.80%	1.88%	2.29%	2.29%	2.36%	2.55%	2.63%	3.04%	3.04%		3.11%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	1.07%	0.93%	(0.19)%	0.97%	0.41%	0.30%	0.20%	(0.94)%	(0.02)%		(0.46)%
After fees paid indirectly	1.08%	0.93%	(0.19)%	0.97%	0.41%	0.31%	0.20%	(0.94)%	(0.02)%		(0.46)%
Portfolio turnover rate	119%	143%	125%	117%	131%	119%	143%	125%	117%		131%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.31	$19.23	$19.27	$16.53	$15.79
Income from investment operations:
Net investment income *	0.13	0.32	0.15	0.13	0.23
Net realized and unrealized gain	0.40	0.73	0.85	3.20	1.27
Total income from investment operations	0.53	1.05	1.00	3.33	1.50
Less distributions:
Distributions from net investment income	(0.36)	(0.21)	(0.11)	(0.20)	(0.23)
Distributions from net realized gains	(2.82)	(1.76)	(0.93)	(0.39)	(0.53)
Total distributions	(3.18)	(1.97)	(1.04)	(0.59)	(0.76)
Net asset value, end of year	$15.66	$18.31	$19.23	$19.27	$16.53
Total return +	3.63%	5.77%	5.13%	21.09%	9.85%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$34,256	$25,479	$33,379	$37,143	$33,545
Ratios of expenses to average net assets:	1.17%	1.21%	1.64%	1.59%	1.30%
Ratios of net investment income to average net assets:	0.79%	1.74%	0.80%	0.77%	1.40%
Portfolio turnover rate	101%	110%	110%	97%	163%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.35	$19.26	$19.33	$16.55	$15.77	$17.55	$18.50	$18.65	$16.02	$15.33
Income from investment operations:
Net investment income (loss) *	0.10	0.27	0.10	0.08	0.15	(0.02)	0.13	(0.04)	(0.04)	0.07
Net realized and unrealized gain	0.41	0.74	0.85	3.22	1.31	0.38	0.70	0.82	3.11	1.23
Total income from investment operations	0.51	1.01	0.95	3.30	1.46	0.36	0.83	0.78	3.07	1.30
Less distributions:
Distributions from net investment income	(0.26)	(0.16)	(0.09)	(0.13)	(0.15)	(0.21)	(0.02)	0.00	(0.05)	(0.08)
Distributions from net realized gains	(2.82)	(1.76)	(0.93)	(0.39)	(0.53)	(2.82)	(1.76)	(0.93)	(0.39)	(0.53)
Total distributions	(3.08)	(1.92)	(1.02)	(0.52)	(0.68)	(3.03)	(1.78)	(0.93)	(0.44)	(0.61)
Net asset value, end of year	$15.78	$18.35	$19.26	$19.33	$16.55	$14.88	$17.55	$18.50	$18.65	$16.02
Total return +	3.44%	5.54%	4.85%	20.73%	9.60%	2.61%	4.73%	4.08%	19.88%	8.73%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,002	$9,376	$10,386	$3,913	$2,539	$2,448	$3,211	$3,847	$4,166	$2,684
Ratios of expenses to average net assets:	1.42%	1.45%	1.89%	1.84%	1.55%	2.17%	2.21%	2.64%	2.59%	2.30%
Ratios of net investment income (loss) to average net assets:	0.60%	1.45%	0.53%	0.48%	1.15%	(0.11)%	0.70%	(0.21)%	(0.24)%	0.40%
Portfolio turnover rate	101%	110%	110%	97%	163%	101%	110%	110%	97%	163%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$14.41	$14.27	$15.45	$14.65		$11.21
Income (loss) from investment operations:
Net investment income (loss) *	0.07	0.09	(0.01)	0.04		0.07
Net realized and unrealized gain (loss)	3.57	0.54	(0.18)	1.45		3.40
Total income (loss) from investment operations	3.64	0.63	(0.19)	1.49		3.47
Less distributions:
Distributions from net investment income	(0.10)	(0.01)	(0.04)	(0.02)		(0.03)
Distributions from net realized gains	(0.48)	(0.48)	(0.95)	(0.67)		—
Total distributions	(0.58)	(0.49)	(0.99)	(0.69)		(0.03)
Net asset value, end of year	$17.47	$14.41	$14.27	$15.45		$14.65
Total return + #	25.55%	4.58%	(1.59)%	10.30%		31.05%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$22,710	$22,254	$22,068	$23,783		$16,640
Ratios of expenses to average net assets:	1.32%	1.48%	1.79%	1.45%		1.29%
Ratios of net investment income (loss) to average net assets:	0.45%	0.64%	(0.10)%	0.27%		0.62%
Portfolio turnover rate	100%	129%	122%	106%		147%

	Class A						Class C
	Year Ended October 31,						Year Ended October 31,
	2017	2016	2015	2014		2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.29	$14.18	$15.36	$14.59		$11.16	$13.02	$13.06	$14.32	$13.74	$10.59
Income (loss) from investment operations:
Net investment income (loss)*	0.03	0.05	(0.05)	(0.00	) (a)	0.01	(0.08)	(0.05)	(0.15)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	3.54	0.54	(0.18)	1.44		3.42	3.21	0.49	(0.16)	1.35	3.18
Total income (loss) from investment operations	3.57	0.59	(0.23)	1.44		3.43	3.13	0.44	(0.31)	1.25	3.15
Less distributions:
Distributions from net investment income	(0.07)	—	—	—		—	—	—	—	—	—
Distributions from net realized gains	(0.48)	(0.48)	(0.95)	(0.67)		—	(0.48)	(0.48)	(0.95)	(0.67)	—
Total distributions	(0.55)	(0.48)	(0.95)	(0.67)		—	(0.48)	(0.48)	(0.95)	(0.67)	—
Net asset value, end of year	$17.31	$14.29	$14.18	$15.36		$14.59	$15.67	$13.02	$13.06	$14.32	$13.74
Total return + #	25.26%	4.33%	(1.83)%	10.02%		30.74%	24.29%	3.52%	(2.56)%	9.22%	29.75%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,569	$3,802	$3,801	$3,268		$1,756	$2,611	$2,241	$2,383	$2,494	$2,057
Ratios of expenses to average net assets:	1.57%	1.73%	2.04%	1.70%		1.54%	2.32%	2.48%	2.79%	2.45%	2.29%
Ratios of net investment income (loss) to average net assets:	0.19%	0.40%	(0.36)%	(0.06)%		0.15%	(0.57)%	(0.36)%	(1.11)%	(0.70)%	(0.37)%
Portfolio turnover rate	100%	129%	122%	106%		147%	100%	129%	122%	106%	147%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not (a) Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.73	$11.97	$14.75	$14.66	$13.82
Income (loss) from investment operations:
Net investment income *	0.17	0.20	0.08	0.20	0.00 (a)
Net realized and unrealized gain (loss) **	3.28	0.64	(2.67)	(0.11)	0.84
Total income (loss) from investment operations	3.45	0.84	(2.59)	0.09	0.84
Less distributions:
Distributions from net investment income	(0.24)	(0.08)	(0.19)	—	—
Total distributions	(0.24)	(0.08)	(0.19)	—	—
Net asset value, end of year	$15.94	$12.73	$11.97	$14.75	$14.66
Total return + #	27.69%	7.13%	(17.73)%	0.61%	6.08%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$51,365	$46,481	$42,831	$35,872	$24,736
Ratios of expenses to average net assets:	1.75%	1.27%	1.76%	1.29%	2.00%
Ratios of net investment income to average net assets:	1.18%	1.73%	0.59%	1.39%	0.03%
Portfolio turnover rate	74%	97%	137%	108%	166%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.45	$11.71	$14.44	$14.39	$13.59	$11.82	$11.14	$13.76	$13.82	$13.16
Income (loss) from investment operations:
Net investment income (loss)*	0.14	0.17	0.05	0.16	(0.07)	0.02	0.08	(0.06)	0.04	(0.14)
Net realized and unrealized gain (loss) **	3.20	0.62	(2.62)	(0.11)	0.87	3.04	0.60	(2.49)	(0.10)	0.80
Total income (loss) from investment operations	3.34	0.79	(2.57)	0.05	0.80	3.06	0.68	(2.55)	(0.06)	0.66
Less distributions:
Distributions from net investment income	(0.21)	(0.05)	(0.16)	—	—	(0.14)	—	(0.07)	—	—
Total distributions	(0.21)	(0.05)	(0.16)	—	—	(0.14)	—	(0.07)	—	—
Net asset value, end of year	$15.58	$12.45	$11.71	$14.44	$14.39	$14.74	$11.82	$11.14	$13.76	$13.82
Total return + #	27.36%	6.84%	(17.94)%	0.35%	5.89%	26.31%	6.10%	(18.60)%	(0.43)%	5.02%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,242	$6,348	$4,594	$4,036	$2,475	$3,467	$3,380	$3,216	$3,593	$2,735
Ratios of expenses to average net assets:	2.00%	1.52%	2.01%	1.54%	2.25%	2.75%	2.27%	2.76%	2.29%	3.00%
Ratios of net investment income (loss) to average net assets:	0.98%	1.46%	0.40%	1.14%	(0.48)%	0.10%	0.77%	(0.48)%	0.34%	(1.03)%
Portfolio turnover rate	74%	97%	137%	108%	166%	74%	97%	137%	108%	166%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

(a)	Represents less than $0.01 per share.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.34	$17.08	$17.71	$20.62	$15.69
Income from investment operations:
Net investment loss*	(0.15)	(0.06)	(0.24)	(0.29)	(0.19)
Net realized and unrealized gain (loss) (a)	5.12	(0.24)	1.19	1.11	6.10
Total income (loss) from investment operations	4.97	(0.30)	0.95	0.82	5.91
Less distributions:
Distributions from net realized gains	—	(1.40)	(1.58)	(3.73)	(0.98)
Tax return of capital	—	(0.04)	—	—	—
Total distributions	—	(1.44)	(1.58)	(3.73)	(0.98)
Net asset value, end of year	$20.31	$15.34	$17.08	$17.71	$20.62
Total return + #	32.40%	(1.88)%	5.36%	3.64%	40.28%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$24,641	$26,010	$23,152	$21,153	$16,146
Ratios of expenses to average net assets:
Before fees paid indirectly	1.36%	1.23%	1.58%	1.84%	1.35%
After fees paid indirectly	1.35%	1.23%	1.58%	1.84%	1.35%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(0.86)%	(0.38)%	(1.30)%	(1.61)%	(1.08)%
After fees paid indirectly	(0.85)%	(0.38)%	(1.30)%	(1.61)%	(1.08)%
Portfolio turnover rate	174%	181%	138%	192%	231%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.85	$16.62	$17.31	$20.28	$15.49	$12.79	$14.61	$15.51	$18.66	$14.43
Income from investment operations:
Net investment loss*	(0.19)	(0.10)	(0.27)	(0.34)	(0.24)	(0.28)	(0.18)	(0.36)	(0.42)	(0.32)
Net realized and unrealized gain (loss) (a)	4.96	(0.23)	1.16	1.10	6.01	4.26	(0.20)	1.04	1.00	5.53
Total income (loss) from investment operations	4.77	(0.33)	0.89	0.76	5.77	3.98	(0.38)	0.68	0.58	5.21
Less distributions:
Distributions from net realized gains	—	(1.40)	(1.58)	(3.73)	(0.98)	—	(1.40)	(1.58)	(3.73)	(0.98)
Tax return of capital	—	(0.04)	—	—	—	—	(0.04)	—	—	—
Total distributions	—	(1.44)	(1.58)	(3.73)	(0.98)	—	(1.44)	(1.58)	(3.73)	(0.98)
Net asset value, end of year	$19.62	$14.85	$16.62	$17.31	$20.28	$16.77	$12.79	$14.61	$15.51	$18.66
Total return + #	32.12%	(2.12)%	5.12%	3.36%	39.88%	31.12%	(2.82)%	4.29%	2.56%	38.87%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,925	$5,540	$6,326	$6,443	$5,890	$2,644	$2,155	$3,163	$3,165	$2,685
Ratios of expenses to average net assets:
Before fees paid indirectly	1.61%	1.48%	1.83%	2.09%	1.60%	2.36%	2.23%	2.58%	2.84%	2.35%
After fees paid indirectly	1.60%	1.48%	1.83%	2.09%	1.60%	2.35%	2.23%	2.58%	2.84%	2.35%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.13)%	(0.69)%	(1.53)%	(1.86)%	(1.33)%	(1.89)%	(1.45)%	(2.29)%	(2.61)%	(2.08)%
After fees paid indirectly	(1.12)%	(0.69)%	(1.53)%	(1.86)%	(1.33)%	(1.88)%	(1.45)%	(2.29)%	(2.61)%	(2.08)%
Portfolio turnover rate	174%	181%	138%	192%	231%	174%	181%	138%	192%	231%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of fifteen funds: Dunham Floating Rate Bond Fund; Dunham Corporate/Government Bond Fund; Dunham Monthly Distribution Fund; Dunham Dynamic Macro Fund; Dunham High-Yield Bond Fund; Dunham Alternative Dividend Fund; Dunham International Opportunity Bond Fund; Dunham Appreciation & Income Fund; Dunham Large Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham International Stock Fund; Dunham Real Estate Stock Fund; Dunham Small Cap Value Fund; Dunham Emerging Markets Stock Fund; and Dunham Small Cap Growth Fund. With the exception of Dunham Focused Large Cap Growth Fund, Dunham International Opportunity Bond Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham Alternative Dividend Fund (“Alternative Dividend”)	Current income while preserving capital during market downturns
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Appreciation & Income Fund (“Appreciation & Income”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, International Opportunity Bond, and Alternative Dividend commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, International Opportunity Bond, and Alternative Dividend commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013. Alternative Dividend’s Class A, Class C and Class N shares commenced operations on August 31, 2016.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both International Stock and Emerging Markets Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end investment companies.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2017 for the Funds’ assets and liabilities measured at fair value:

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$538,403	$—	$—	$538,403
Exchange Traded Funds *	3,593,537	—	—	3,593,537
Bank Loans *	—	149,777,685	—	149,777,685
Bonds & Notes *	—	8,823,617	—	8,823,617
Asset Backed Securities	—	2,956,375	—	2,956,375
Rights	11,201	—	—	11,201
Short-Term Investment	31,968,937	—	—	31,968,937
Collateral for Securities Loaned	2,147,100	—	—	2,147,100
Total	$38,259,178	$161,557,677	$—	$199,816,855

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$43,097,508	$—	$43,097,508
Foreign Government Bonds	—	924,296	—	924,296
Municipal Bonds	—	2,658,748	—	2,658,748
U.S. Government & Agency	—	19,100,405	—	19,100,405
Bank Loans *	—	2,715,090	—	2,715,090
Exchange Traded Fund	434,893	—	—	434,893
Preferred Stock	322,056	—	—	322,056
Short-Term Investment	1,371,720	—	—	1,371,720
Collateral for Securities Loaned	7,021,360	—	—	7,021,360
Total	$9,150,029	$68,496,047	$—	$77,646,076

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$228,743,570	$3,100,263	$—	$231,843,833
Exchange Traded Funds	15,657,250	—	—	15,657,250
Rights	—	39,010	—	39,010
Warrants	21,111	—	—	21,111
Closed-End Fund	15,307,336	—	—	15,307,336
Purchased Options	—	292,385	—	292,385
Short-Term Investment	65,396,990	—	—	65,396,990
Collateral for Securities Loaned	8,948,907	—	—	8,948,907
Total Assets	$334,075,164	$3,431,658	$—	$337,506,822
Liabilities
Liabilities-Securities Sold Short	$105,069,959	$—	$—	$105,069,959
Total Liabilities	$105,069,959	$—	$—	$105,069,959
Liabilities-Derivatives
Written Options	$141,690	$1,270,775	$—	$1,412,465
Total Derivatives	$141,690	$1,270,775	$—	$1,412,465

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$21,431,685	$—	$—	$21,431,685
Purchased Options	2,367,256	36,402	—	2,403,658
Short-Term Investments	6,130,387	14,261,476	—	20,391,863
Collateral for Securities Loaned	3,202,272	—	—	3,202,272
Total Assets	33,131,600	14,297,878	—	47,429,478
Assets - Derivatives
Futures	596,720	—	—	596,720
Written Future Options	14,671	14,726	—	29,397
Total Derivatives	$611,391	$14,726	$—	$626,117
Liabilities - Derivatives
Futures	$82,739	$—	$—	$82,739

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$—	$117,107,135	$—	$117,107,135
Short-Term Investment	5,373,110	—	—	5,373,110
Collateral for Securities Loaned	24,186,280	—	—	24,186,280
Total	$29,559,390	$117,107,135	$—	$146,666,525

Alternative Dividend

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$28,724,887	$—	$—	$28,724,887
Exchange Traded Funds	6,750,397	—	—	6,750,397
Asset - Derivatives
Purchased Options	286,805	148,925	—	435,730
Short-Term Investment	2,174,148	—	—	2,174,148
Collateral for Securities Loaned	8,225,547	—	—	8,225,547
Total	$46,161,784	$148,925	$—	$46,310,709

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$16,143,046	$—	$16,143,046
Foreign Government Bonds *	—	19,148,497	—	19,148,497
Mortgage Backed Securities	—	40,421	—	40,421
Whole Loan Collateral	—	216,785	—	216,785
Short-Term Investment	576,593	—	—	576,593
Total Assets	$576,593	$35,548,749	$—	$36,125,342
Asset - Derivatives
Futures Contracts	$8,742	$—	$—	$8,742
Foreign Currency Exchange Contracts	—	88,321	—	88,321
Total Derivatives	$8,742	$88,321	$—	$97,063
Liabilities-Derivatives
Futures Contracts	$35,851	$—	$—	$35,851
Foreign Currency Exchange Contracts	—	69,884	—	69,884
Total Derivatives	$35,851	$69,884	$—	$105,735

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Convertible Bonds *	$—	$14,125,578	$—	$14,125,578
Preferred Stocks *	2,549,646	540,675	—	3,090,321
Short-Term Investment	1,500,074	—	—	1,500,074
Collateral for Securities Loaned	322,400	—	—	322,400
Total	$4,372,120	$14,666,253	$—	$19,038,373

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$68,688,156	$—	$—	$68,688,156
Short-Term Investment	1,619,645	—	—	1,619,645
Collateral for Securities Loaned	5,635,713	—	—	5,635,713
Total	$75,943,514	$—	$—	$75,943,514

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$75,471,576	$—	$—	$75,471,576
Short-Term Investment	752,009	—	—	752,009
Collateral for Securities Loaned	11,449,510	—	—	11,449,510
Total	$87,673,095	$—	$—	$87,673,095

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$19,829,782	$88,903,088	$—	$108,732,870
Exchange Traded Fund	557,040	—	—	557,040
Preferred Stocks *	1,505,596	827,349	—	2,332,945
Collateral for Securities Loaned	2,837,042	—	—	2,837,042
Total	$24,729,460	$89,730,437	$—	$114,459,897

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$900,320	$—	$—	$900,320
REITS *	41,050,757	—	—	41,050,757
Short-Term Investment	971,882	—	—	971,882
Collateral for Securities Loaned	4,641,609	—	—	4,641,609
Total	$47,564,568	$—	$—	$47,564,568

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$29,857,549	$—	$—	$29,857,549
Short-Term Investment	50,064	—	—	50,064
Collateral for Securities Loaned	7,504,373	—	—	7,504,373
Total	$37,411,986	$—	$—	$37,411,986

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$15,080,414	$45,123,745	$—	$60,204,159
Preferred Stocks *	1,521,831	—	—	1,521,831
Short-Term Investment	789,908	—	—	789,908
Collateral for Securities Loaned	1,149,855	—	—	1,149,855
Total	$18,542,008	$45,123,745	$—	$63,665,753

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$33,122,609	$—	$—	$33,122,609
Short-Term Investment	763,492	—	—	763,492
Collateral for Securities Loaned	9,970,545	—	—	9,970,545
Total	$43,856,646	$—	$—	$43,856,646

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the period except for International Stock which had a transfer from Level 2 to Level 1 of $1,270,236 and Emerging Markets had transfers from Level 1 to Level 2 of $1,336,433 and transfers from Level 2 to Level 1 of $165,900. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

d. Options – Monthly Distribution, Dynamic Macro, and Alternative Dividend are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Swap Agreements – Monthly Distribution is subject to stock market risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions for investment purposes to manage equity risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

f. Futures Contracts – Dynamic Macro and International Opportunity Bond are subject to equity interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The notional value of the derivative instruments outstanding as of October 31, 2017 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year ended within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

g. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

h. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of October 31, 2017:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity Interest rate contracts	Investment in securities Unrealized appreciation on futures Receivable for open forward foreign currency contracts	Options contracts written Unrealized depreciation on futures Payable for open forward foreign currency contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of October 31, 2017:

Asset Derivatives Investment Value
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
	Contracts	Contracts	Contracts	Contracts	2017
Monthly Distribution
Purchased Options	$292,385	$—	$—	$—	$292,385
Dynamic Macro
Futures	$388,070	$—	$—	$208,650	$596,720
Purchased Options	87,719	—	—	2,315,939	2,403,658
Alternative Dividend Purchased Options	$435,730	$—	$—	$—	$435,730
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$88,321	$—	$—	$88,321
Futures	—	—	—	8,742	8,742

Liability Derivatives Investment Value
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
	Contracts	Contracts	Contracts	Contracts	2017
Monthly Distribution
Written Options	$1,412,465	$—	$—	$—	$1,412,465
Dynamic Macro
Futures	$30,889	$—	$—	$51,850	$82,739
Written Options	29,397	—	—	—	29,397
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$69,884	$—	$—	$69,884
Futures	—	—	—	35,851	35,851

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended October 31, 2017.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/ Interest rate contracts	Net realized gain (loss) from: Futures, Options purchased, Written options, Swap contracts, Foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on: Futures, Options purchased, Written options, Swap contracts, Foreign currency translations,Foreign currency exchange contracts and foreign currency translations.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2017:

Realized gain (loss) on derivatives recognized in the Statements of Operations
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	2017
Monthly Distribution
Forward Foreign Currency Contracts	$—	$174,944	$—	$—	$174,944
Swaps	3,330,087	—	—	—	3,330,087
Purchased Options	(7,100,491)	—	—	—	(7,100,491)
Written Options	3,473,870	—	—	—	3,473,870
Dynamic Macro
Futures	$1,025,779	$—	$—	$(274,085)	$751,694
Forward Foreign Currency Contracts	—	26,265	—	—	26,265
Purchased Options	(690,625)	—	—	(721,066)	(1,411,691)
Written Options	72,803	—	—	—	72,803
Alternative Dividend Purchased Options	$(1,749,566)	$—	$—	$—	$(1,749,566)
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$(162,969)	$—	$—	$(162,969)
Futures	—	—	—	(86,675)	(86,675)
International Stock Forward Foreign Currency Contracts	$—	$(3,386)	$—	$—	$(3,386)
Emerging Markets Stock
Forward Foreign Currency Contracts	$—	$(113,633)	$—	$—	$(113,633)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	2017
Monthly Distribution
Forward Foreign Currency Contracts	$—	$(17,509)	$—	$—	$(17,509)
Swaps	(422,216)	—	—	—	(422,216)
Purchased Options	250,695	—	—	—	250,695
Written Options	(180,318)	—	—	—	(180,318)
Dynamic Macro
Futures	315,925	—	—	12,812	328,737
Purchased Options	95,727	—	—	(302,357)	(206,630)
Written Options	23,637	—	—	—	23,637
Alternative Dividend
Purchased Options	$(157,770)	$—	$—	$—	$(157,770)
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$(5,918)	$—	$—	$(5,918)
Futures	—		—	8,414	8,414
International Stock
Forward Foreign Currency Contracts	$—	$(277)	$—	$—	$(277)

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

i. Offsetting of Financial Assets and Derivative Assets – Monthly Distribution, International Opportunity Bond, Dynamic Macro and International Stock policies are to recognize a gross asset or liability equal to the unrealized on futures contracts, forward foreign currency exchange contracts, swaps and written options. During the year ended October 31, 2017, Monthly Distribution is subject to a master netting arrangement for swaps. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2017.

Monthly Distribution

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in
	of Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Purchased Options	$292,385	$—	$292,385	$—	$—	$292,385
Total	$292,385	$—	$292,385	$—	$—	$292,385

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Written Options	$(1,412,465)	$—	$(1,412,465)	$—	$1,412,465	$—
Total	$(1,412,465)	$—	$(1,412,465)	$—	$1,412,465	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Dynamic Macro
				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in
	Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$596,720	$—	$596,720	$(82,739)	$—	$513,981
Purchased Options	2,403,658	—	2,403,658	—	—	2,403,658
Total	$3,000,378	$—	$3,000,378	$(82,739)	$—	$513,981

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(82,739)	$—	$(82,739)	$82,739	$—	$—
Written Options	(29,397)	—	(29,397)	—	29,397	—
Total	$(112,136)	$—	$(112,136)	$82,739	$29,397	$—

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

Alternative Dividend

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented		Cash
	of Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Purchased Options	$435,730	$—	$435,730	$—	$—	$435,730
Total	$435,730	$—	$435,730	$—	$—	$435,730

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

International Opportunity Bond

				Gross Amounts Not Offset in
				the Statement of Assets &
Assets:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Forward Foreign
Currency Contracts	$88,321	$—	$88,321	$(69,884)	$—	$18,437
Futures Contracts	8,742	—	8,742	(8,742)	—	—
Total	$97,063	$—	$97,063	$(78,626)	$—	$18,437

				Gross Amounts Not Offset in
				the Statement of Assets &
Liabilities:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign
Currency Contracts	$(69,884)	$—	$(69,884)	$69,884	$—	$—
Futures Contracts	(35,851)	—	(35,851)	8,742	27,109	—
Total	$(105,735)	$—	$(105,735)	$78,626	$27,109	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

j. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

k. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date by the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

l. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

m. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2014 to 2016 and expected to be taken in tax year 2017 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

n. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. For Dynamic Macro dividends attributable to earned income, if any, will be declared and paid quarterly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

o. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Floating Rate Bond	0.70% – 1.10%	0.60%	0.10% – 0.50%
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution **	0.90% – 1.70%	0.65%	0.25% – 1.05%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
High-Yield Bond ***	0.82% – 1.02%	0.60%	0.22% – 0.42%
Alternative Dividend	0.95% – 1.55%	0.65%	0.30% - 0.90%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Appreciation & Income	0.85% – 1.25%	0.65%	0.20% – 0.60%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%

**	Prior to April 1, 2017 the Sub-Adviser’s Portion for Monthly Distribution was 0.25%-1.25% and the Management Fee was 0.90%-1.90%.

***	Prior to July, 1, 2017 the Sub-Adviser’s Portion for High-Yield Bond was 0.20%-0.60% and the Management Fee was 0.80%-1.20%

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds are calculating Performance Fees on a rolling 12-month basis as of October 31, 2017.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly,

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Floating Rate Bond *	New fleet Asset Management, LLC	S&P/LSTA Leveraged Loan Index	0.30%	+/- 0.00%	0.10%	0.50%
Corporate/Government Bond	New fleet Asset Management, LLC	Barclays Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Monthly Distribution **	Perella Weinberg Partners Capital Management LP	IQ Hedge Market Neutral Beta Index	0.65%	+/- 0.00%	0.25%	1.05%
Dynamic Macro	Mellon Capital Management Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
High-Yield Bond ***	PineBridge Investments LLC	Barclays U.S. Corporate High Yield Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
Alternative Dividend	Sungarden Fund Management, LLC	Dow Jones Moderately Conservative Index	0.60%	+/- 0.00%	0.30%	0.90%
International Opportunity Bond	Allianz Global Investors	Barclays Global ex US Aggregate Bond Index	0.45%	+/- 0.00%	0.20%	0.70%
Appreciation & Income	PENN Capital Management Company, Inc.	Bank of America Merrill Lynch All Convertibles All Qualities Index	0.40%	+/- 0.00%	0.20%	0.60%
Large Cap Value	Rothschild Asset Management, Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock	Barings Real Estate Advisers, LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
Small Cap Value	Piermont Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Emerging Markets Stock	Bailard, Inc.	MSCI Emerging Markets Index (Net)	0.50%	+/- 0.00%	0.10%	0.90%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%

*	Prior to February 28, 2017, Floating Rate Bond had a Base Fee of 0.40%, a Minimum Fee of 0.20%, and Maximum Fee of 0.50%.

**	Effective April 1, 2017, Perella Weinberg Partners Capital Management LP replaced Westchester Capital Management, LLC as sub-adviser to the Monthly Distribution Fund. Prior to February 28, 2017, when the fee structure changed, Westchester Capital Management, LLC contractually agreed to waive a portion of their fee, so that such fees, on an annual basis do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A, and Class C shares. Westchester Capital Management, LLC had a Base Fee of 0.75%, a Minimum Fee of 0.25%, and a Maximum Fee of 1.25%. Westchester Capital Management, LLC waived $62,399 during the year ended October 31, 2017, of which the entire balance is not subject to recapture.

***	Effective July 1, 2017, PineBridge Investments, LLC replaced PENN Capital Management Co., Inc. as sub-adviser to the High-Yield Bond Fund. PENN Capital Management Co., Inc., had a Base fee of 0.40%, a Minimum Fee of 0.20%, and a Maximum Fee of 0.60%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. Effective July 1, 2017, for providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 Million and $500 million; 0.04% on average net assets over $500 million; and 0.02% on average net assets over $1 billion. Prior to that date, the top two tiers were paid at 0.05% and 0.03%, respectively. Such fees are subject to an annual minimum of $400,000 in total for the entire trust. Effective July 1, 2017, for providing fund accounting services, GFS received from the Trust a minimum annual fee of $262,500. Prior to that date, GFS received from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.03% on the first $500 million of average net assets and 0.01% on the average net assets over $500 million, subject to an annual minimum of $300,000 in total for the entire Trust. For providing transfer agent services, GFS receives from the Trust minimum annual fee of $200,000.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

Blu Giant, LLC, (“Blu Giant”), (formerly “Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Individuals from GFS serve as officers for the Trust and receive no additional compensation from the Trust for serving in these roles.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity Funds and 0.50% for the fixed-income Funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares. In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares. Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $6,250 for each Board meeting attended in-person; $1,000 for all telephonic Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the year ended October 31, 2017, certain Funds had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which the broker will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in fess paid indirectly in the Fund’s Statement of Operations and were paid directly by the broker to the Administrator. For the year ended October 31, 2017, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Alternative Dividend - $55,520, Large Cap Value – $7,126, Focused Large Cap Growth - $9,528, International Stock - $4,701, and Small Cap Growth - $2,536.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2017 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Floating Rate Bond	$173,017,726	$117,470,288	$—	$—
Corporate/Government Bond	48,503,677	33,599,828	12,543,598	13,323,016
Monthly Distribution	1,058,742,687	938,888,489	—	—
Dynamic Macro	1,408,238	1,792,048	—	—
High-Yield Bond	157,762,669	136,087,882	—	—
Alternative Dividend	177,723,841	161,981,287
International Opportunity Bond	24,462,518	16,276,218	—	—
Appreciation & Income	20,386,589	26,495,276	—	—
Large Cap Value	40,436,943	37,142,324	—	—
Focused Large Cap Growth	26,355,698	30,928,178	—	—
International Stock	117,757,404	119,244,105	—	—
Real Estate Stock	39,333,735	34,800,153	—	—
Small Cap Value	28,030,134	32,904,963	—	—
Emerging Markets Stock	41,823,662	49,537,624	—	—
Small Cap Growth	60,432,261	69,263,647	—	—

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2017, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Floating Rate Bond Fund	$199,547,652	$1,548,641	$(1,279,438)	$269,203
Corporate/Government Bond Fund	76,809,900	1,374,676	(538,500)	836,176
Monthly Distribution Fund	227,947,508	17,167,369	(14,090,479)	3,076,890
Dynamic Macro Fund	42,775,876	5,170,940	(62,011)	5,108,929
High-Yield Bond Fund	144,444,747	2,737,591	(515,813)	2,221,778
Alternative Dividend Fund	46,286,313	1,887,671	(1,863,275)	24,396
International Opportunity Bond Fund	35,570,267	1,007,627	(452,552)	555,075
Appreciation & Income Fund	17,947,698	2,349,910	(1,259,235)	1,090,675
Large Cap Value Fund	62,493,440	14,666,398	(1,216,324)	13,450,074
Focused Large Cap Growth Fund	62,075,305	26,538,273	(940,483)	25,597,790
International Stock Fund	98,180,160	17,884,255	(1,604,518)	16,279,737
Real Estate Stock Fund	43,238,608	5,131,893	(805,933)	4,325,960
Small Cap Value Fund	33,026,837	5,259,988	(874,839)	4,385,149
Emerging Markets Stock Fund	50,383,571	15,093,835	(1,811,653)	13,282,182
Small Cap Growth Fund	37,167,064	7,149,763	(460,181)	6,689,582

6.	SHARES OF BENEFICIAL INTEREST

At October 31, 2017, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ended October 31, 2017 and the year/period ended October 31, 2016, respectively:

For the year ended October 31, 2017:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	8,010,681	419,700	(1,955,043)	6,475,338	853,365	44,355	(355,000)	542,720
Corporate/Government Bond	1,842,070	85,632	(836,944)	1,090,758	206,542	8,076	(108,687)	105,931
Monthly Distribution	2,262,648	179,857	(946,529)	1,495,976	422,396	40,821	(615,758)	(152,541)
Dynamic Macro	1,097,676	—	(550,641)	547,035	314,313	—	(108,954)	205,359
High-Yield Bond	4,221,189	428,612	(2,161,863)	2,487,938	504,948	46,113	(412,563)	138,498
Alternative Dividend	1,634,819	120,742	(667,246)	1,088,315	68,558	948	(4,834)	64,672
International Opportunity Bond	1,445,820	28,837	(635,529)	839,128	158,038	2,536	(67,277)	93,297
Appreciation & Income	339,537	63,649	(1,012,783)	(609,597)	104,622	10,468	(207,045)	(91,955)
Large Cap Value	941,746	60,421	(793,604)	208,563	338,329	8,048	(162,665)	183,712
Focused Large Cap Growth	992,721	—	(1,295,302)	(302,581)	290,140	—	(223,561)	66,579
International Stock	882,290	—	(1,261,782)	(379,492)	381,106	—	(217,270)	163,836
Real Estate Stock	878,584	283,995	(367,097)	795,482	209,176	43,353	(383,096)	(130,567)
Small Cap Value	307,514	53,196	(605,265)	(244,555)	183,390	10,926	(196,461)	(2,145)
Emerging Markets Stock	599,965	64,904	(1,092,983)	(428,114)	264,082	8,004	(252,886)	19,200
Small Cap Growth	391,669	—	(874,125)	(482,456)	245,385	—	(265,412)	(20,027)

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	374,637	16,324	(220,866)	170,095
Corporate/Government Bond	50,246	3,947	(64,451)	(10,258)
Monthly Distribution	214,747	51,393	(430,722)	(164,582)
Dynamic Macro	40,482	—	(69,122)	(28,640)
High-Yield Bond	153,054	30,290	(199,764)	(16,420)
Alternative Dividend	83,205	3,647	(9,122)	77,730
International Opportunity Bond	52,157	1,484	(38,182)	15,459
Appreciation & Income	25,217	8,202	(117,977)	(84,558)
Large Cap Value	54,566	3,757	(130,182)	(71,859)
Focused Large Cap Growth	122,704	—	(81,646)	41,058
International Stock	64,467	—	(145,232)	(80,765)
Real Estate Stock	30,317	32,299	(81,082)	(18,466)
Small Cap Value	43,831	5,477	(54,878)	(5,570)
Emerging Markets Stock	115,109	3,518	(169,505)	(50,878)
Small Cap Growth	41,644	—	(52,454)	(10,810)

Year/Period Ended October 31, 2016:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	3,245,963	283,827	(1,457,613)	2,072,177	518,054	29,530	(317,202)	230,382
Corporate/Government Bond	889,311	88,721	(581,522)	396,510	212,107	8,751	(221,945)	(1,087)
Monthly Distribution	930,533	143,378	(1,296,398)	(222,487)	308,917	49,761	(1,137,113)	(778,435)
Dynamic Macro	1,014,094	—	(920,799)	93,295	272,164	—	(198,785)	73,379
High-Yield Bond	1,299,855	435,039	(1,812,374)	(77,480)	290,157	46,309	(312,037)	24,429
Alternative Dividend	2,069,758	—	(28,014)	2,041,744	1	—	—	1
International Opportunity Bond	573,174	2,986	(1,516,131)	(939,971)	101,064	159	(234,584)	(133,361)
Appreciation & Income	363,748	145,362	(715,847)	(206,737)	95,024	23,349	(147,881)	(29,508)
Large Cap Value	616,688	968,124	(632,723)	952,089	155,383	138,870	(160,657)	133,596
Focused Large Cap Growth	774,330	17,116	(597,687)	193,759	284,636	3,304	(197,810)	90,130
International Stock	841,227	3,084	(726,387)	117,924	251,540	—	(160,223)	91,317
Real Estate Stock	267,773	184,156	(796,210)	(344,281)	85,202	57,555	(170,890)	(28,133)
Small Cap Value	235,460	53,816	(291,167)	(1,891)	70,193	8,834	(80,919)	(1,892)
Emerging Markets Stock	913,954	25,824	(867,084)	72,694	245,332	1,850	(129,758)	117,424
Small Cap Growth	602,298	124,708	(387,203)	339,803	77,497	24,091	(109,242)	(7,654)

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	177,846	11,030	(92,549)	96,327
Corporate/Government Bond	67,852	5,244	(100,458)	(27,362)
Monthly Distribution	211,987	51,254	(585,842)	(322,601)
Dynamic Macro	109,872	—	(81,233)	28,639
High-Yield Bond	160,314	35,061	(371,843)	(176,468)
Alternative Dividend	35,692	—	(5)	35,687
International Opportunity Bond	37,817	12	(92,501)	(54,672)
Appreciation & Income	125,002	28,776	(327,962)	(174,184)
Large Cap Value	59,330	136,802	(148,707)	47,425
Focused Large Cap Growth	121,961	1,886	(114,862)	8,985
International Stock	90,644	—	(143,112)	(52,468)
Real Estate Stock	46,146	20,451	(91,576)	(24,979)
Small Cap Value	29,540	7,074	(46,933)	(10,319)
Emerging Markets Stock	87,692	—	(90,272)	(2,580)
Small Cap Growth	124,968	28,776	(327,919)	(174,175)

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year or period ended October 31, 2017 and October 31, 2016 was as follows:

	For the year or period ended October 31, 2017					For the year or period ended October 31, 2016
	Ordinary	Long-Term	Return of	Tax - Exempt		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Income	Total	Income	Capital Gains	Capital	Total
Floating Rate Bond	$4,705,002	$—	$—	$—	$4,705,002	$3,114,657	$—	$—	$3,114,657
Corporate/Government Bond	1,264,680	—	24,527	59,502	1,348,709	1,431,865	—	—	1,431,865
Monthly Distribution	—	—	10,191,212	—	10,191,212	4,038,615	—	5,117,544	9,156,159
Dynamic Macro	—	—	—	—	—	—	—	—	—
High- Yield Bond	4,756,447	—	—	—	4,756,447	4,668,522	—	—	4,668,522
Alternative Dividend	1,715,265	—	33,747	—	1,749,012	—	—	—	—
International Opportunity Bond	—	281,876	—	—	281,876	—	27,741	—	27,741
Appreciation & Income	689,953	—	—	—	689,953	1,690,059	6,372	—	1,696,431
Large Cap Value	953,600	—	—	—	953,600	564,042	14,258,077	—	14,822,119
Focused Large Cap Growth	—	—	—	—	—	—	381,862	—	381,862
International Stock	—	—	—	—	—	43,319	—	—	43,319
Real Estate Stock	1,820,717	3,749,295	—	—	5,570,012	2,119,010	2,657,605	—	4,776,615
Small Cap Value	1,012,034	144,516	—	—	1,156,550	98,604	847,224	—	945,828
Emerging Markets Stock	1,153,950	—	—	—	1,153,950	504,601	—	—	504,601
Small Cap Growth	—	—	—	—	—	911,397	1,784,747	78,354	2,774,498

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, short-term capital gains and fund distributions, and adjustments for non-deductible expenses, book/tax treatment of foreign currency exchange gains (losses), section 305(c) deemed dividend distributions, paydown gains (losses), C Corp return of capital, swap gains (losses), passive foreign investment companies, reclassifications of gains on contingent payment debt securities, real estate investment trusts, partnerships, preferred securities, corporation mergers, the expiration of capital loss carry forwards, and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days resulted in reclassification for the tax year ended October 31, 2017 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gains (Loss)
Floating Rate Bond	$—	$149,011	$(149,011)
Corporate/Government Bond	(24,527)	88,764	(64,237)
Monthly Distribution	(1,808,946)	1,726,908	82,038
Dynamic Macro	(60,063)	(39,391)	99,454
High-Yield Bond	(3,403,542)	—	3,403,542
Alternative Dividend	(33,747)	(23,018)	56,765
International Opportunity Bond	(828,303)	13,179	815,124
Appreciation & Income	—	74,928	(74,928)
Large Cap Value	—	—	—
Focused Large Cap Growth	(455,780)	455,780	—
International Stock	—	(32,916)	32,916
Real Estate Stock	—	(41)	41
Small Cap Value	—	—	—
Emerging Markets Stock	(3,386,845)	(24,310)	3,411,155
Small Cap Growth	—	493,662	(493,662)

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

As of each of the Fund’s tax year-ended October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits
Floating Rate Bond	$169,064	$—	$—	$(2,540,197)	$(1,498)	$269,203	$(2,103,428)
Corporate/Government Bond	—	—	—	(1,837,132)	(843)	836,176	(1,001,799)
Monthly Distribution	—	—	(2,278,367)	(6,616,830)	(254,567)	3,123,506	(6,026,258)
Dynamic Macro	—	—	(202,369)	(3,049,342)	—	5,108,919	1,857,208
High-Yield Bond	5,704	—	—	(5,251,482)	(11,795)	2,221,778	(3,035,795)
Alternative Dividend	—	—	—	(2,479,755)		24,396	(2,455,359)
International Opportunity Bond	—	42,099	(118,169)	—	—	543,425	467,355
Appreciation & Income	240,357	—	—	(2,237,265)	—	1,090,675	(906,233)
Large Cap Value	424,909	713,238	—	—	—	13,450,074	14,588,221
Focused Large Cap Growth	—	721,962	(577,046)	—	—	25,597,790	25,742,706
International Stock	1,605,111	3,151,465	—	—	—	16,278,904	21,035,480
Real Estate Stock	95,638	340,203	—	—	—	4,325,960	4,761,801
Small Cap Value	1,586,132	1,584,231	—	—	—	4,385,149	7,555,512
Emerging Markets Stock	521,498	—	—	(2,506,802)	—	13,283,945	11,298,641
Small Cap Growth	1,809,899	3,242,172	—	—	—	6,689,582	11,741,653

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for gains on contingent convertible debt securities, the mark-to-market treatment of open forward foreign currency contracts, options, futures, dividend payable and swap contracts, and adjustments for section 305(c) deemed dividend distributions, real estate investment trusts, partnerships, preferred securities, passive foreign investment companies, constructive sales of securities held short, straddles and C Corporation return of capital distributions. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and constructive sales, and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Floating Rate Bond	$—
Corporate/Government Bond	—
Monthly Distribution	2,278,367
Dynamic Macro	202,369
High-Yield Bond	—
Alternative Dividend	—
International Opportunity Bond	118,169
Appreciation & Income	—
Large Cap Value	—
Focused Large Cap Growth	577,046
International Stock	—
Real Estate Stock	—
Small Cap Value	—
Emerging Markets Stock	—
Small Cap Growth	—

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

At October 31, 2017, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

		Non-Expiring	Non-Expiring		Capital Loss Carry
Fund	Expiring 2019	Short-Term	Long-Term	Total	Forward Expired
Floating Rate Bond	$—	$695,444	$1,844,753	$2,540,197	$—
Corporate/Government Bond	—	518,898	1,318,234	1,837,132	—
Monthly Distribution	—	—	6,616,830	6,616,830	—
Dynamic Macro	152,059	1,709,587	1,187,696	3,049,342	—
High-Yield Bond	—	2,238,943	3,012,539	5,251,482	3,403,542
Alternative Dividend	—	1,597,562	882,193	2,479,755	—
International Opportunity Bond	—	—	—	—	—
Appreciation & Income	—	—	2,237,265	2,237,265	—
Large Cap Value	—	—	—	—	—
Focused Large Cap Growth	—	—	—	—	—
International Stock	—	—	—	—	—
Real Estate Stock	—	—	—	—	—
Small Cap Value	—	—	—	—	—
Emerging Markets Stock	351,019	2,155,783	—	2,506,802	3,386,845
Small Cap Growth	—	—	—	—	—

8.	LINE OF CREDIT

Currently, the Funds have a $40,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended October 31, 2017, Monthly Distribution, International Opportunity Bond, Appreciation & Income, Large Cap Value, Focused Large Cap Growth, International Stock, Real Estate Stock, Small Cap Value, Emerging Markets and Small Cap Growth accessed the line of credit based only on the days borrowed and the average amount of borrowings outstanding were $7,775,000, $65,333, $135,400, $227,000, $3,359,667, $946,333, $347,400, $395,318, $1,820,500, $430,333, respectively. The interest expense for all of the Funds listed above is immaterial. As of October 31, 2017, all of the Funds listed above had no outstanding borrowings under the Credit Agreement, except for International Stock, which had $26,000 of outstanding borrowings

9.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current Market Value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Fund’s Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2017.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities
	Market Value of	Market Value of	Percentage of Total
Fund	Loaned Securities	Collateral (1)	Investment Income
Floating Rate Bond	$2,113,114	$2,113,114	0.00%
Corporate/Government Bond	6,838,473	6,838,473	0.03%
Monthly Distribution	8,689,628	8,689,628	0.01%
Dynamic Macro	3,136,852	3,136,852	0.08%
High-Yield Bond	23,367,101	23,367,101	0.09%
Alternative Dividend	8,003,525	8,003,525	0.02%
International Opportunity Bond	—	—	0.00%
Appreciation & Income	310,960	310,960	0.05%
Large Cap Value	5,507,125	5,507,125	0.03%
Focused Large Cap Growth	11,342,904	11,342,904	0.07%
International Stock	2,780,116	2,780,116	0.05%
Real Estate Stock	4,546,471	4,546,471	0.05%
Small Cap Value	7,366,753	7,366,753	0.06%
Emerging Markets Stock	1,151,135	1,149,855	0.01%
Small Cap Growth (2)	9,791,085	9,791,085	0.17%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged

(2)	Securities loaned with a value of $39,546 have been sold and are pending settlement on November 1, 2017.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements relating to the Funds presented in this report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of the Dunham Funds

We have audited the accompanying statements of assets and liabilities of Dunham Floating Rate Bond Fund, Dunham Corporate/Government Bond Fund, Dunham Monthly Distribution Fund, Dunham Dynamic Macro Fund, Dunham High-Yield Bond Fund, Dunham Alternative Dividend Fund, Dunham International Opportunity Bond Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham International Stock Fund, Dunham Real Estate Stock Fund, Dunham Small Cap Value Fund, Dunham Emerging Markets Stock Fund, and Dunham Small Cap Growth Fund, each a series of shares of beneficial interest in Dunham Funds (the “Funds”), including the schedules of investments, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian, agent banks, and brokers and by other appropriate auditing procedures where responses from agent banks and brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 29, 2017

TRUSTEES & OFFICERS (Unaudited)

Trustees and Officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine Age: 77	Trustee	Since January 2008	Retired; Accountant, Considine & Considine (certified public accountant), 1960- 2016.	15	HomeFed Corp., 1992-present
Henry R. Goldstein Age: 86	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009.	15	None
Paul A. Rosinack Age: 70	Trustee	Since January 2008	Retired; President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004- 2017.	15	None
Interested Trustees and Officers
Jeffrey A. Dunham* Age: 56	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985- present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986- present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	15	None
Denise S. Iverson Age: 58	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999- present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.	N/A	N/A
Joseph P. Kelly II Age: 42	Chief Compliance Officer	Since January 2014	General Counsel and Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), November 2013-present; Senior Associate, Dechert LLP (law firm), 2005-October 2013.	N/A	N/A
Tamara Beth Wendoll Age: 46	Secretary and AML Officer	Since October 2015 – Secretary (December 2008 - Assistant Secretary); Since September 2010 – AML Officer	Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008- present.	N/A	N/A
Ryan Dykmans Age: 35	Assistant Secretary	Since October 2015	Director of Research, June 2013-present; Senior Investment Analyst from 2009- 2013, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker- dealer and distributor for mutual funds).	N/A	N/A
James Colantino Age: 48	Assistant Treasurer	Since January 2008	Senior Vice President-Fund Administration, 2012-present; Vice President, 2004- 2012; Senior Fund Administrator, 1999-2004, Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	5/1/17	10/31/17	Period*	10/31/17	Period*
Class N:
Floating Rate Bond Fund	1.10%	$1,000.00	$1,014.10	$ 5.49	$1,019.66	$ 5.60
Corporate/Government Bond Fund	1.40%	$1,000.00	$1,000.20	$ 7.06	$1,018.15	$ 7.12
Monthly Distribution Fund	2.27%	$1,000.00	$1,015.50	$11.62	$1,013.76	$11.52
Dynamic Macro Fund	1.54%	$1,000.00	$1,018.80	$ 7.84	$1,017.44	$ 7.83
High-Yield Bond Fund	1.15%	$1,000.00	$1,028.40	$ 5.88	$1,019.41	$ 5.85
Alternative Dividend Fund	1.12%	$1,000.00	$976.30	$ 5.49	$1,019.24	$ 5.61
International Opportunity Bond Fund	1.58%	$1,000.00	$1,034.41	$ 8.10	$1,017.24	$ 8.03
Appreciation & Income Fund	1.47%	$1,000.00	$1,063.80	$ 7.66	$1,017.80	$ 7.48
Large Cap Value Fund	1.20%	$1,000.00	$1,107.90	$ 6.38	$1,019.16	$ 6.11
Focused Large Cap Growth Fund	1.14%	$1,000.00	$1,099.30	$ 6.03	$1,019.46	$ 5.80
International Stock Fund	1.60%	$1,000.00	$1,099.70	$ 8.47	$1,017.14	$ 8.13
Real Estate Stock Fund	1.17%	$1,000.00	$1,097.00	$ 6.18	$1,019.31	$ 5.96
Small Cap Value Fund	1.38%	$1,000.00	$1,059.40	$ 7.16	$1,018.25	$ 7.02
Emerging Markets Stock Fund	1.52%	$1,000.00	$1,279.30	$ 8.73	$1,017.54	$ 7.73
Small Cap Growth Fund	1.37%	$1,000.00	$1,148.10	$ 7.36	$1,018.35	$ 6.92
Class A:
Floating Rate Bond Fund	1.35%	$1,000.00	$1,012.80	$ 6.74	$1,018.40	$ 6.87
Corporate/Government Bond Fund	1.69%	$1,000.00	$999.70	$ 8.52	$1,016.69	$ 8.59
Monthly Distribution Fund	2.56%	$1,000.00	$1,029.50	$13.10	$1,012.30	$12.98
Dynamic Macro Fund	1.95%	$1,000.00	$1,018.20	$ 9.92	$1,015.38	$ 9.91
High-Yield Bond Fund	1.40%	$1,000.00	$1,027.30	$ 7.15	$1,018.15	$ 7.12
Alternative Dividend Fund	1.37%	$1,000.00	$974.80	$ 6.71	$1,018.00	$ 6.85
International Opportunity Bond Fund	1.83%	$1,000.00	$1,032.33	$ 9.37	$1,015.98	$ 9.30
Appreciation & Income Fund	1.71%	$1,000.00	$1,062.70	$ 8.89	$1,016.59	$ 8.69
Large Cap Value Fund	1.56%	$1,000.00	$1,106.90	$ 8.28	$1,017.34	$ 7.93
Focused Large Cap Growth Fund	1.39%	$1,000.00	$1,097.80	$ 7.35	$1,018.20	$ 7.07
International Stock Fund	1.96%	$1,000.00	$1,098.70	$10.37	$1,015.32	$ 9.96
Real Estate Stock Fund	1.41%	$1,000.00	$1,090.00	$ 7.43	$1,018.10	$ 7.17
Small Cap Value Fund	1.68%	$1,000.00	$1,058.10	$ 8.72	$1,016.74	$ 8.54
Emerging Markets Stock Fund	1.89%	$1,000.00	$1,276.00	$10.84	$1,015.68	$ 9.60
Small Cap Growth Fund	1.63%	$1,000.00	$1,146.80	$ 8.82	$1,016.99	$ 8.29

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	5/1/17	10/31/17	Period*	10/31/17	Period*
Class C:
Floating Rate Bond Fund	1.85%	$1,000.00	$1,009.30	$ 9.22	$1,015.88	$ 9.40
Corporate/Government Bond Fund	2.08%	$1,000.00	$996.60	$10.47	$1,014.72	$10.56
Monthly Distribution Fund	3.31%	$1,000.00	$1,025.60	$16.90	$1,008.52	$16.76
Dynamic Macro Fund	2.45%	$1,000.00	$1,014.00	$12.44	$1,012.82	$12.43
High-Yield Bond Fund	1.90%	$1,000.00	$1,025.20	$ 9.70	$1,015.63	$ 9.65
Alternative Dividend Fund	2.12%	$1,000.00	$971.10	$10.36	$1,014.28	$10.59
International Opportunity Bond Fund	2.33%	$1,000.00	$1,030.50	$11.86	$1,013.39	$11.76
Appreciation & Income Fund	2.46%	$1,000.00	$1,058.90	$12.77	$1,012.80	$12.48
Large Cap Value Fund	2.12%	$1,000.00	$1,102.40	$11.23	$1,014.25	$10.76
Focused Large Cap Growth Fund	2.14%	$1,000.00	$1,093.40	$11.29	$1,014.42	$10.87
International Stock Fund	2.50%	$1,000.00	$1,094.10	$13.20	$1,012.60	$12.68
Real Estate Stock Fund	2.17%	$1,000.00	$1,047.00	$11.20	$1,014.27	$11.02
Small Cap Value Fund	2.52%	$1,000.00	$1,053.80	$12.83	$1,012.50	$12.78
Emerging Markets Stock Fund	2.42%	$1,000.00	$1,265.70	$13.82	$1,013.01	$12.28
Small Cap Growth Fund	2.38%	$1,000.00	$1,142.50	$12.85	$1,013.21	$12.08

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2017).

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	NO
For our marketing purposes - to offer our products and services to you	Yes	NO
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309
San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC.

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert. Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2017 $ 189,750

FY 2016 $ 181,600

(b)	Audit-Related Fees

FY 2017 $ 0

FY 2016 $ 0

Nature of the fees:

(c)	Tax Fees

FY 2017 $ 30,000

FY 2016 $ 30,000

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees

Registrant Adviser

FY 2017 $ 0 $ 0

FY 2016 $ 0 $ 0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2017 Services Approved by the Audit Committee

Registrant Adviser

Audit-Related Fees: 0% 0%

Tax Fees: 0% 0%

All Other Fees: 0% 0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2017 $30,000 $ None

FY 2016 $30,000 $ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/Jeffrey Dunham

Jeffrey Dunham, Chief Executive Officer/President

Date 1/12/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Jeffrey Dunham

Jeffrey Dunham, Chief Executive Officer/President

Date 1/12/18

By (Signature and Title)

/s/Denise Iverson

Denise Iverson, Chief Financial Officer/Treasurer

Date 1/12/18